As Filed Electronically with the Securities and Exchange Commission on

December 29, 2004

Securities Act File No. 333-120532

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1    ☒

Post-Effective Amendment No. _    ☐

SCUDDER MUNICIPAL TRUST

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, Massachusetts 02110-4103

(Address of Principal Executive Offices) (Zip Code)

617-295-2572

(Registrant’s Area Code and Telephone Number)

John Millette

Deutsche Investment Management Americas Inc.

Two International Place

Boston, Massachusetts 02110-4103

(Name and Address of Agent for Service)

With copies to:

John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624	Cathy G. O’Kelly, Esq. David A. Sturms, Esq. Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, Illinois 60601

TITLE OF SECURITIES BEING REGISTERED:

Shares of the Scudder Managed Municipal Bond Fund Series of the Registrant

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Scudder Florida Tax-Free Income Fund

Scudder State Tax-Free Income Series

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder Florida Tax-Free Income Fund into Scudder Managed Municipal Bond Fund. Both funds are managed by substantially the same portfolio management team and seek to achieve similar investment objectives through similar types of investments, except to the extent that Scudder Florida Tax-Free Income Fund invests in securities that are exempt from the Florida intangibles tax. If the merger occurs, the portfolio managers will no longer have as one of their strategies the investment in securities that are exempt from the Florida intangibles tax. DeAM believes that, due to the low level of the Florida intangibles tax, the incremental return on securities eligible for investment by Scudder Managed Municipal Bond Fund will generally be enough to compensate for this tax liability.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interest of the fund. The Board recommends that you vote for this proposal.

Q&A continued

Q Why has this proposal been made for my fund?

A The merger of the two funds is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance performance and increase the efficiency of DeAM’s operations. The combined fund will pay a lower management fee than Scudder Florida Tax-Free Income Fund. In addition, merging the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base, which may result in greater cost efficiencies and the potential for greater economies of scale. Finally, DeAM has agreed to cap the expenses of the combined fund at levels lower than the expenses currently paid by Scudder Florida Tax-Free Income Fund for approximately three years following the merger. Consequently, the combined fund is expected to have lower total operating expense ratios than Scudder Florida Tax-Free Income Fund.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect.

If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains or losses as a result of the normal operations of your fund whether or not the merger occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Scudder Managed Municipal Bond Fund, which will probably be different from the net asset value per share of Scudder Florida Tax-Free Income Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q&A continued

Q When would the merger take place?

A If approved, the merger would occur on or about March 14, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q&A continued

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (ScudderACCESS)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder, your fund’s proxy solicitor, at 1-888-288-5518.

SCUDDER FLORIDA TAX-FREE INCOME FUND

A Message from the Fund’s Chief Executive Officer

December     , 2004

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Scudder Florida Tax-Free Income Fund (“Florida Tax-Free Income Fund”). While you are, of course, welcome to join us at Florida Tax-Free Income Fund’s special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Florida Tax-Free Income Fund into Scudder Managed Municipal Bond Fund (“Managed Municipal Bond Fund”). In this merger, your shares of Florida Tax-Free Income Fund would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for shares of Managed Municipal Bond Fund with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund shareholders, this program will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus its investment resources on a core set of mutual fund products that best meet investor needs.

In determining to recommend approval of the merger, the Trustees of Scudder State Tax-Free Income Series, of which Florida Tax-Free Income Fund is a series, considered the following factors, among others:

•	DeAM’s overall program to reorganize and combine selected funds within the Scudder fund family gives the portfolio management team the opportunity to focus its efforts on managing the combined Fund and offers a uniform distribution platform for the combined Fund;

•	Florida Tax-Free Income Fund shareholders will have the opportunity to invest in a substantially larger Fund with similar investment policies;

•	Shareholders will have the potential for economies of scale;

•	DeAM’s agreement to pay all costs associated with the merger; and

•	The merger would be a tax-free reorganization for the shareholders for federal income tax purposes.

Except for the extent to which Managed Municipal Bond Fund currently invests in bonds whose income does not qualify as exempt from the Florida intangibles tax, the investment objectives and policies of Managed Municipal Bond Fund are similar to those of Florida Tax-Free Income Fund. If the merger is approved, the Board expects that the proposed changes will take effect during the first calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Managed Municipal Bond Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the special meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Georgeson Shareholder, Florida Tax-Free Income Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder State Tax-Free Income Series

SCUDDER FLORIDA TAX-FREE INCOME FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Scudder Florida Tax-Free Income Fund:

A Special Meeting of Shareholders of Scudder Florida Tax-Free Income Fund (“Florida Tax-Free Income Fund”) will be held February 24, 2005 at 9:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Florida Tax-Free Income Fund to Scudder Managed Municipal Bond Fund (“Managed Municipal Bond Fund”), in exchange for shares of Managed Municipal Bond Fund and the assumption by Managed Municipal Bond Fund of all liabilities of Florida Tax-Free Income Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Florida Tax-Free Income Fund in complete liquidation of Florida Tax-Free Income Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Florida Tax-Free Income Fund at the close of business on December 13, 2004 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Trustees

John Millette

Secretary

December     , 2004

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER FLORIDA TAX-FREE INCOME FUND

This document contains a prospectus/proxy statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page 24.

We urge you to review the prospectus/proxy statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Georgeson Shareholder, Florida Tax-Free Income Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-888-288-5518) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

[                    ], 2004

Acquisition of the assets of:	By and in exchange for shares of:

Scudder Florida Tax-Free Income Fund a series of Scudder State Tax-Free Income Series	Scudder Managed Municipal Bond Fund a series of Scudder Municipal Trust

222 South Riverside Plaza Chicago, IL 60606 (617) 295-2572	Two International Place Boston, MA 02110 (617) 295-2572

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder Florida Tax-Free Income Fund (“Florida Tax-Free Income Fund”) into Scudder Managed Municipal Bond Fund (“Managed Municipal Bond Fund”). Managed Municipal Bond Fund and Florida Tax-Free Income Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Florida Tax-Free Income Fund will receive a number of full and fractional shares of the corresponding class of Managed Municipal Bond Fund equal in value as of the Valuation Time (as defined below) to the total value of such shareholder’s Florida Tax-Free Income Fund shares.

This Prospectus/Proxy Statement is being mailed on or about December     , 2004. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Managed Municipal Bond Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Managed Municipal Bond Fund, dated October 1, 2004, as supplemented from time to time, relating to Class A, Class B and Class C shares, a copy of which is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Florida Tax-Free Income Fund, dated January 1, 2004, as revised and supplemented from time to time, relating to Class A, Class B and Class C shares;

(iii)	the statement of additional information of Florida Tax-Free Income Fund, dated January 1, 2004, as revised and supplemented from time to time, relating to Class A, Class B and Class C shares;

(iv)	the statement of additional information relating to the proposed merger, dated [ ], 2004 (the “Merger SAI”); and

(v)	the financial statements and related report of independent registered public accounting firm included in Florida Tax-Free Income Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2004.

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Shareholders may receive free copies of the Funds’ annual reports, semi-annual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make shareholder inquiries by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048.

Like shares of Florida Tax-Free Income Fund, shares of Managed Municipal Bond Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Georgeson Shareholder, Florida Tax-Free Income Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor.

Managed Municipal Bond Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Trustees of Scudder State Tax-Free Income Series (the “Trust”), of which Florida Tax-Free Income Fund is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Florida Tax-Free Income Fund with and into Managed Municipal Bond Fund. If approved by shareholders, all of the assets of Florida Tax-Free Income Fund will be transferred to Managed Municipal Bond Fund solely in exchange for (a) the issuance and delivery to Florida Tax-Free Income Fund of Class A, Class B and Class C shares of Managed Municipal Bond Fund (“Merger Shares”) with a value equal to the value of Florida Tax-Free Income Fund’s assets net of liabilities, and (b) the assumption by Managed Municipal Bond Fund of all liabilities of Florida Tax-Free Income Fund. Immediately following the transfer, the appropriate class of Merger Shares received by Florida Tax-Free Income Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

Deutsche Asset Management (“DeAM”) proposed this merger as part of its overall product rationalization program to reorganize and combine selected funds within the Scudder fund family. The Scudder fund family is made up of a group of funds that were managed by different investment advisors over the years and that have come together as a result of various corporate transactions that have taken place over time. As a result of these corporate transactions, there are a number of redundant funds within the Scudder fund family. In addition, the funds in the Scudder fund family do not currently have the same share class structure. DeAM’s overall program is designed to reorganize and combine funds in order to, among other reasons, eliminate redundant funds. DeAM’s program is also designed to expand product offerings across more share classes and adjust or eliminate share classes in order to implement the same share class structure across the Scudder fund family. DeAM believes this program may help enhance investment performance and increase the efficiency of its operations.

2. What will happen to my shares of Florida Tax-Free Income Fund as a result of the merger?

Your shares of Florida Tax-Free Income Fund will, in effect, be exchanged for shares of the same class of Managed Municipal Bond Fund with an equal aggregate net asset value on the date of the merger.

3. Why have the Trustees of the Trust recommended that I approve the merger?

The Trustees considered the following factors in determining to recommend that shareholders of Florida Tax-Free Income Fund approve the merger:

•	DeAM’s overall program to reorganize and combine selected funds in the Scudder fund family as described above.

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•	The merger offers Florida Tax-Free Income Fund shareholders the opportunity to invest in a substantially larger fund with similar investment policies.

•	Deutsche Investment Management Americas Inc. (“DeIM”), Florida Tax-Free Income Fund’s investment advisor, has advised the Trustees that Florida Tax-Free Income Fund and Managed Municipal Bond Fund have similar investment objectives, policies and strategies. In addition, DeIM has advised the Trustees that the Funds have two co-lead portfolio managers in common.

•	The merger is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance investment performance and increase the efficiency of DeAM’s operations. The merger may also result in greater cost efficiencies and the potential for economies of scale for the combined Fund and its shareholders.

•	DeAM’s agreement to pay all costs associated with the merger.

•	The merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Florida Tax-Free Income Fund, and (2) the interests of the existing shareholders of Florida Tax-Free Income Fund will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust recommend approval of the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

4. How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are similar. Florida Tax-Free Income Fund seeks a high level of current income that is exempt from federal income taxes. Managed Municipal Bond Fund seeks to provide income exempt from regular federal income tax while actively seeking to reduce downside risk as compared with other tax-free income funds. Under normal circumstances, Florida Tax-Free Income Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from federal and Florida income tax, if any. In addition, the Fund normally invests at least 65% of net assets in municipal securities and other securities that are exempt from the Florida intangibles tax. Under normal circumstances, Managed Municipal Bond Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities across the United States and in other securities whose income is free from regular federal income tax. Both Funds may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax. Both Funds can buy many types of municipal securities of all maturities, including revenue bonds (which are backed by revenue from a particular source), general obligation bonds (which are typically backed by the issuer’s ability to levy taxes) and municipal lease obligations and investments representing an interest therein. Florida Tax-Free Income Fund may also buy industrial development bonds. Managed Municipal Bond Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting

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securities of such issuer. In contrast, Florida Tax-Free Income Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of relatively few issuers, and thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a large number of issuers. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of May 31, 2004, and of Managed Municipal Bond Fund on a pro forma combined basis, giving effect to the proposed merger as of that date:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

State	Florida Tax-Free Income Fund		Managed Municipal Bond Fund	Managed Municipal Bond Fund—Pro Forma Combined[1]
California	0%		13%	13%
Illinois	-		13%	13%
Texas	-		9%	9%
New Jersey	1%		7%	7%
New York	-		7%	7%
Florida	92%		2%	3%
Other	7%		49%	48%

	10	0%	100%	10	0%

1	Reflects the blended characteristics of Florida Tax-Free Income Fund and Managed Municipal Bond Fund as of May 31, 2004. The portfolio composition and characteristics of the combined Fund will change consistent with its stated investment objective and policies.

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5. How do the management fees and other expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended May 31, 2004, and the pro forma estimated expense ratios of Managed Municipal Bond Fund assuming consummation of the merger as of that date.

Shareholder Fees

(fees that are paid directly from your investment)

	Class A		Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
Florida Tax-Free Income Fund	4.50%		None	None
Managed Municipal Bond Fund	4.50%		None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)
Florida Tax-Free Income Fund	None	(1)	4.00%	1.00%
Managed Municipal Bond Fund	None	(1)	4.00%	1.00%
Redemption Fee(2) (as a percentage of total redemption proceeds)
Florida Tax-Free Income Fund	None		None	None
Managed Municipal Bond Fund	None		None	None

1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months following purchase and 0.50% if redeemed during the next six months following purchase. Please see the applicable Fund’s prospectus for more details.
2	Effective February 1, 2005, each Fund will impose a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange).

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of May 31, 2004, Managed Municipal Bond Fund and Florida Tax-Free Income Fund had net assets of $4,530,062,214 and $65,436,817, respectively.

Average Daily Net Assets	Management Fee
	Managed Municipal Bond Fund (Pre-Merger)	Florida Tax-Free Income Fund	Managed Municipal Bond Fund (Post-Merger)
$0 - $250 million	0.45%	0.55%	0.45%
$250 million - $1 billion	0.43%	0.52%	0.43%
$1 billion - $2.5 billion	0.41%	0.50%	0.41%
$2.5 billion - $5 billion	0.40%	0.48%	0.40%
$5 billion - $7.5 billion	0.38%	0.45%	0.38%
$7.5 billion - $10 billion	0.36%	0.43%	0.36%
$10 billion - $12.5 billion	0.34%	0.41%	0.34%
Over $12.5 billion	0.32%	0.40%	0.32%

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As shown below, the merger is expected to result in a lower management fee ratio and total expense ratio for shareholders of Florida Tax-Free Income Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Management Fee	Distribution/ Service (12b-1) Fees	Other Expenses(1)		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses (after Waiver)
Florida Tax-Free Income Fund
Class A	0.55%	0.18%	0.27%		1.00	%(2)	0.12%	0.88%
Class B	0.55%	0.96%	0.27%		1.78	%(2)	0.30%	1.48%
Class C	0.55%	1.00%	0.28%		1.83	%(2)	0.21%	1.62%
Managed Municipal Bond Fund
Class A	0.41%	0.24%	0.07%		0.72	%(3)	—	0.72%
Class B	0.41%	0.97%	0.10%		1.48	%(3)	—	1.48%
Class C	0.41%	0.98%	0.09%		1.48	%(3)	—	1.48%
Managed Municipal Bond Fund (pro forma combined)
Class A	0.41%	0.23%	0.08	%(5)	0.72	%(4)	0.01%	0.71%
Class B	0.41%	0.97%	0.09	%(5)	1.47	%(4)	0.02%	1.45%
Class C	0.41%	0.98%	0.09	%(5)	1.48	%(4)	0.01%	1.47%

(1)	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee as of March 31, 2004 for Managed Municipal Bond Fund and September 30, 2003 for Florida Tax-Free Income Fund.
(2)	Through December 31, 2005, the investment advisor of Florida Tax-Free Income Fund has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.80% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

In addition to the cap described above, through September 30, 2005, Florida Tax-Free Income Fund’s investment advisor, accounting agent, principal underwriter, administrator and transfer agent have each contractually agreed to limit their respective fees or to reimburse expenses to the extent necessary to maintain Florida Tax-Free Income Fund’s total operating expenses at 0.878%, 1.48% and 1.62% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(3)	Through September 30, 2005, the investment advisor for Managed Municipal Bond Fund has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.74% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

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(4)	Through September 30, 2008, the investment advisor of Managed Municipal Bond Fund has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.48%, 0.48% and 0.49% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.
(5)	Other expenses are estimated, accounting for the effect of the merger.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM, the investment manager for the Scudder funds, expects the combined fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Florida Tax-Free Income Fund
Class A(3)	$536	$743	$966	$1,609
Class B(1)(3)	$551	$831	$1,136	$1,674
Class B(2)(3)	$151	$531	$936	$1,674
Class C(1)(3)	$265	$555	$971	$2,131
Class C(2)(3)	$165	$555	$971	$2,131

Managed Municipal Bond Fund
Class A	$520	$670	$833	$1,304
Class B(1)	$551	$768	$1,008	$1,373
Class B(2)	$151	$468	$808	$1,373
Class C(1)	$251	$468	$808	$1,768
Class C(2)	$151	$468	$808	$1,768

Managed Municipal Bond Fund (Pro forma combined)
Class A(4)	$519	$667	$830	$1,301
Class B(4)	$548	$759	$996	$1,361
Class B(4)	$148	$459	$796	$1,361
Class C(4)	$250	$465	$805	$1,765
Class C(4)	$150	$465	$805	$1,765

(1)	Assuming you sold your shares at the end of each period.
(2)	Assuming you kept your shares.
(3)	Includes one year of capped expenses in each period.
(4)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods.

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6. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Florida Tax-Free Income Fund or its shareholders as a direct result of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

7. Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8. Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

9. How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Florida Tax-Free Income Fund.

10. Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of Managed Municipal Bond Fund you receive will equal the total value of the shares of Florida Tax-Free Income Fund that you hold at the time of the merger. Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11. What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Florida Tax-Free Income Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of the Trust believe that the proposed merger is in the best interest of Florida Tax-Free Income Fund. Accordingly, the Trustees recommend that shareholders vote FOR approval of the proposed merger.

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II. Investment Strategies and Risk Factors

What are the main investment strategies and related risks of Managed Municipal Bond Fund and how do they compare with those of Florida Tax-Free Income Fund?

Investment Objectives and Strategies.    As noted above, the Funds have similar investment objectives and are managed by the same lead portfolio manager and substantially similar portfolio management teams. Florida Tax-Free Income Fund seeks a high level of current income that is exempt from federal income taxes. Managed Municipal Bond Fund seeks to provide income exempt from regular federal income tax while actively seeking to reduce downside risk as compared with other tax-free income funds. Under normal circumstances, Florida Tax-Free Income Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from federal and Florida income tax, if any. In addition, the Fund normally invests at least 65% of net assets in municipal securities and other securities that are exempt from the Florida intangibles tax. Under normal circumstances, Managed Municipal Bond Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax. Both Funds may invest up to 20% of net assets in securities whose income is subject to alternative minimum tax (AMT). Florida Tax-Free Income Fund does not currently intend to invest more than 5% of net assets in reverse repurchase agreements.

Both Funds can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include industrial development bonds, municipal lease obligations and investments representing an interest therein.

The portfolio managers of both Funds look for securities that appear to offer the best total return potential and often seek those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks, possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

Normally, at least 90% of the municipal securities of Florida Tax-Free Income Fund are in the top four grades of credit quality. Up to 10% of the Fund’s municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Managed Municipal Bond Fund normally invests at least 65% of net assets in municipal securities of the top three grades of credit quality. Managed Municipal Bond Fund could put up to 10% of total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.

The portfolio managers of Managed Municipal Bond Fund use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in

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seeking to reduce downside risk as compared to other similar funds, including: (i) typically maintaining a high level of portfolio credit quality, (ii) primarily focusing on premium coupon bonds, which have lower volatility in down markets than bonds selling at a discount and (iii) managing duration (a measure of sensitivity to interest rates) in an attempt to generally keep it similar to that of the Lehman Brothers Municipal Bond Index (7.83 years as of August 31, 2004). Although the portfolio managers of Florida Tax-Free Income Fund may adjust the Fund’s duration over a wider range, they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between five and nine years.

In addition both Funds may use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

Managed Municipal Bond Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. In contrast, Florida Tax-Free Income Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of relatively few issuers, and thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a large number of issuers.

DeAM believes that Managed Municipal Bond Fund should provide a comparable investment opportunity for shareholders of Florida Tax-Free Income Fund, although it should be noted that Managed Municipal Bond Fund may invest to a greater extent than Florida Tax-Free Income Fund in securities whose income does not qualify as exempt from Florida income taxes, if any, or from the Florida intangibles tax. It is anticipated that there will be a pre-merger liquidation by Florida Tax-Free Income Fund of the investments, if any, that are not consistent with the current investment objective, policies and restrictions of Managed Municipal Bond Fund. Unlike Florida Tax-Free Income Fund, Managed Municipal Bond Fund is designed for taxpayers in any state who are looking for a tax-advantaged investment and are interested in current income. Florida Tax-Free Income Fund is designed for Florida residents who can invest for the long-term and who are interested in tax-free income.

For a more detailed description of the investment techniques used by Florida Tax-Free Income Fund and Managed Municipal Bond Fund, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in Managed Municipal Bond Fund. Certain risks associated with an investment in Managed Municipal Bond Fund are summarized below. Subject to limited exceptions, the risks of an investment in Managed Municipal Bond Fund are substantially similar to the risks of an investment in Florida Tax-Free Income Fund. More detailed descriptions of the risks associated with an investment in Managed Municipal Bond Fund can be found in the current prospectus and statement of additional information for Managed Municipal Bond Fund.

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The value of your investment in Managed Municipal Bond Fund will change with changes in the values of the investments held by Managed Municipal Bond Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Managed Municipal Bond Fund’s investments as a whole. Managed Municipal Bond Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Managed Municipal Bond Fund, cause you to lose money, or cause the performance of Managed Municipal Bond Fund to trail that of other investments.

Interest Rate Risk.    Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the Fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the Fund may be subject to other specific risks. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Prepayment may reduce the Fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the Fund’s effective duration and reducing the value of the security. An investment in Florida Tax-Free Income Fund is also subject to this risk.

Credit Risk.    A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default. An investment in Florida Tax-Free Income Fund is also subject to this risk.

Focused Investing Risk.    The fact that the Fund may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the Fund’s securities in a similar manner. For example, a state’s technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy. An investment in Florida Tax-Free Income Fund is also subject to this risk.

Market Risk.    Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well. An investment in Florida Tax-Free Income Fund is also subject to this risk.

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates;

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the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movement; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund. An investment in Florida Tax-Free Income Fund is also subject to this risk.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

•	political or legal actions could change the way the Fund’s dividends are treated for tax purposes

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk is generally greater for junk bonds than for investment-grade bonds

•	the Fund’s risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The bar charts do not reflect sales loads; if they did, total returns would be lower than those shown. The table following the charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a Fund, does not have any fees or expenses). Because the inception date for Classes A, B and C of Managed Municipal Bond Fund was June 11, 2001, the performance figures for each class of the Fund before that date are based on the historical performance of the Fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Class A, Class B or Class C. Because the inception date for Classes B and C of Florida Tax-Free Income Fund was May 31, 1994, the performance figures for Classes B and C of the Fund before that date are based on the historical performance of the Fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Class B or Class C (the Class C front-end sales charge was eliminated on March 1, 2004). The performance of the Funds and the index varies over time. Of course, a Fund’s past performance is not an indication of future performance.

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Calendar Year Total Returns (%)

Managed Municipal Bond Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 6.63%, Q1, 1995                    Worst Quarter: -6.24%, Q1, 1994

Florida Tax-Free Income Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 7.08%, Q1, 1995                    Worst Quarter: -4.85%, Q1, 1994

Class A year-to-date performance through September 30, 2004 was 1.77% for Managed Municipal Bond Fund and 2.10% for Florida Tax-Free Income Fund.

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Average Annual Total Returns (for periods ended 12/31/03)

	Past 1 year	Past 5 years	Past 10 years
Managed Municipal Bond Fund
Class A (Return before Taxes)	0.31%	4.47%	5.07%
Class A (Return after Taxes on Distributions)	0.24%	4.40%	5.00%
Class A (Return after Taxes on Distributions and Sale of Fund Shares)	0.13%	4.35%	4.98%
Class B (Return before Taxes)	1.21%	4.45%	4.73%
Class C (Return before Taxes)	4.18%	4.59%	4.71%
Index* (Reflects no deductions for fees, expenses or taxes)	5.31%	5.83%	6.03%

Florida Tax-Free Income Fund
Class A (Return before Taxes)	0.24%	4.14%	4.99%
Class A (Return after Taxes on Distributions)	0.24%	4.14%	4.79%
Class A (Return after Taxes on Distributions and Sale of Fund Shares)	1.44%	4.16%	4.81%
Class B (Return before Taxes)	1.16%	4.09%	4.60%
Class C (Return before Taxes)	4.14%	4.21%	4.61%
Index* (Reflects no deductions for fees, expenses or taxes)	5.31%	5.83%	6.03%

Index*:    The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 or visit the Scudder website at www.scudder.com.

Unlike the bar charts, the performance information for Class A shares of Managed Municipal Bond Fund and Florida Tax-Free Income Fund in the table reflects the impact of maximum sales charges (4.50%). After-tax returns are estimates based on the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns are shown for Class A of each Fund only and will vary for Class B and Class C. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

III. Other Comparisons Between the Funds

Investment Advisor.    Deutsche Investment Management Americas Inc. (“DeIM”) is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Trust and Scudder Municipal Trust, as applicable, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes investment decisions for the

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applicable Fund, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. Both Funds have two co-lead portfolio managers in common.

Philip G. Condon, Managing Director of DeAM, is a Co-Lead Portfolio Manager of each of the Funds. Mr. Condon joined the Florida Tax-Free Income Fund in 1998 and the Managed Municipal Bond Fund in 1990 and has over 28 years of investment industry experience.

Eleanor R. Brennan, CFA, Director of DeAM, is a Co-Lead Portfolio Manager of each of the Funds. Ms. Brennan joined the Florida Tax-Free Income Fund in 1998 and the Managed Municipal Bond Fund in 1999 and has over 18 years of investment industry experience.

Rebecca L. Wilson, Vice President of DeAM, is a Portfolio Manager of Florida Tax-Free Income Fund. Ms. Wilson joined the fund in 1998 and has over 18 years of investment industry experience.

Ashton P. Goodfield, CFA, Managing Director of DeAM, is a Co-Lead Portfolio Manager of the Managed Municipal Bond Fund. Mr. Goodfield joined the Fund in 1998 and had over 18 years of investment industry experience.

Matthew J. Caggiano, CFA, Director of DeAM, is a Portfolio Manager of the Managed Municipal Bond Fund. Mr. Caggiano joined the Fund in 1999 and has 14 years of investment industry experience.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of both Florida Tax-Free Income Fund and Managed Municipal Bond Fund, and acts as agent of each Fund in the continuous offer of such shares.

Managed Municipal Bond Fund has adopted distribution and/or service plans on behalf of the Class A, Class B, and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the distribution and/or service plans adopted by Florida Tax-Free Income Fund. Plans under Rule 12b-1 allow the Fund to pay distribution fees for the sale and distribution of its Class B and Class C shares and service fees with respect to its Class A, Class B and Class C shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

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Pursuant to the Shareholder Services Agreement with Managed Municipal Bond Fund, which, with respect to service fees, is substantially similar to the Shareholder Services Agreement with Florida Tax-Free Income Fund, SDI receives a service fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares of Managed Municipal Bond Fund. SDI uses the fee to compensate financial services firms for providing personal services and maintaining accounts for their customers that hold these classes of shares of Managed Municipal Bond Fund, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for Managed Municipal Bond Fund. All amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares. Institutional Class shares do not have a service fee.

For its services under the Distribution Agreement, which, with respect to distribution fees, is substantially similar to the Underwriting Agreement with Florida Tax-Free Income Fund, SDI receives a fee from Managed Municipal Bond Fund under its 12b-1 plan, payable monthly, at the annual rates of 0.75% and 0.75% of average daily net assets of the Fund attributable to the Fund and its Class B and Class C shares, respectively. This fee is accrued daily as an expense of the Class B and Class C shares. SDI also receives any contingent deferred sales charges paid with respect to Class B and Class C shares. Institutional Class shares do not have a distribution fee.

Trustees and Officers.    The Trustees of Scudder Municipal Trust (of which Managed Municipal Bond Fund is a series) are different from those of the Trust (of which Florida Tax-Free Income Fund is a series). As more fully described in the statement of additional information for Managed Municipal Bond Fund, which is available upon request, the following individuals comprise the Board of Trustees of Scudder Municipal Trust: Dawn-Marie Driscoll (Chair), Henry P. Becton, Jr., Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel, and Carl W. Vogt. In addition, the officers of Scudder Municipal Trust are different from those of the Trust.

Independent Registered Public Accounting Firms (“Auditors”).    PricewaterhouseCoopers LLP serves as Auditor for Managed Municipal Bond Fund. Ernst & Young LLP serves as Auditor for Florida Tax-Free Income Fund.

Charter Documents.    Florida Tax-Free Income Fund is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. Managed Municipal Bond Fund is a series of Scudder Municipal Trust, a Massachusetts business trust governed by Massachusetts law. Florida Tax-Free Income Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated May 27, 1994, as amended from time to time. Managed Municipal Bond Fund is governed by an Amended and Restated Declaration of Trust dated December 8, 1987, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Florida Tax-Free Income Fund and Managed Municipal Bond Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees. For example, a change in a

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fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees. Neither Fund’s trust is required to hold annual meetings of its shareholders, but meetings of the shareholders may be called for the purpose of electing Trustees, when required by the applicable Declaration of Trust or By-Laws, or to comply with the 1940 Act or other applicable law. The Trustees or the President of the Trust may call a shareholder meeting upon written application by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting and, if the Trustees or the President do not call such meeting within 30 days of such written application, such shareholders may call such meeting. The President and Secretary (or the Trustees, if for the purpose of removing a Trustee) of Scudder Municipal Trust are required to call a meeting of shareholders at the written request of the holders of at least 10% of the outstanding shares entitled to vote at such meeting.

Neither Fund’s shares have conversion, exchange or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by its Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to said class. Both Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance designated from time to time by the Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both Managed Municipal Bond Fund and Florida Tax-Free Income Fund, however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and require (or, in the case of Managed Municipal Bond Fund, permit) notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the applicable Fund or by the Trustees of the Trust or of Scudder Municipal Trust, as applicable. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may be covered by insurance which the Trustees consider necessary or advisable.

The Trustees of Florida Tax-Free Income Fund shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment advisor or manager, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee. No Trustee of Managed Municipal Bond Fund shall be subject to any personal liability whatsoever to any person, in connection with Fund property or the affairs of the Fund. The respective Fund will indemnify its Trustees to the fullest extent permitted by law, for any liability or expenses incurred in connection with any claim, action, suit or proceeding in which such Trustee becomes involved by virtue of his being a Trustee. In no event will a Trustee be protected by his or her Fund for any liability arising from the Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or

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reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

Scudder Municipal Trust (or any series thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of a majority of the outstanding voting securities of the trust or series, as defined in the 1940 Act. The Trust (or any series thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or at a meeting of its shareholders by vote of the holders of shares of the trust or series entitled to vote more than 50% of the votes entitled to be cast on the matter. The Declaration of Trust governing Managed Municipal Bond Fund may be amended by the affirmative vote of a majority of the outstanding voting securities of the trust, as defined in the 1940 Act. The Declaration of Trust governing Managed Municipal Bond Fund may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue Code, or if they determine that such a change does not materially adversely affect the rights of shareholders. The Declaration of Trust governing Florida Tax-Free Income Fund may be amended by the Trustees when authorized by a vote of the holders of more than 50% of the shares of each series entitled to vote or, where the Trustees determine that the amendment will not affect the holders of one or more series or classes, a vote of the holders of more than 50% of the shares entitled to vote of each series or class affected. The Declaration of Trust governing Florida Tax-Free Income Fund may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is defective or inconsistent with the 1940 Act or the requirements of the Internal Revenue Code and the regulations thereunder for the Trust’s obtaining the most favorable treatment thereunder available to regulated investment companies.

The voting powers of shareholders of each Fund are substantially similar. However, the Declaration of Trust governing Managed Municipal Bond Fund provides expressly that shareholders have the power to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of the trust or any series or class thereof or the shareholders.

Trustees of Scudder Municipal Trust, except for those appointed by the standing Trustees to fill existing vacancies, are to be elected by the shareholders owning of record a plurality of the shares voting at a meeting of shareholders. In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office are required to call a shareholders’ meeting for the election of Trustees. Any Trustee of Scudder Municipal Trust may be removed at a meeting of shareholders by vote of two-thirds of the outstanding shares of the trust. Except as required by the 1940 Act or as described above, the Trustees of the Trust need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by the vote of the shareholders holding a plurality of the shares voting at a

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meeting of shareholders. Any Trustee of the Trust may be removed for cause by written instrument signed by at least a majority of the Trustees, or with or without cause by vote of the holders entitled to vote more than 50% of the votes entitled to be cast on the matter at a shareholder meeting or by written consent of holders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Quorum for a shareholder meeting of Scudder Municipal Trust is the presence in person or by proxy of one-third of the shares entitled to vote. Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of 30% of the shares of the relevant series or class entitled to vote, or, where the vote is in the aggregate and not by series or class, 30% of the aggregate number of shares entitled to vote, irrespective of series or class.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing Florida Tax-Free Income Fund and Managed Municipal Bond Fund. It is qualified in its entirety by reference to the charter documents themselves.

IV. Information about the Proposed Merger

General.    The shareholders of Florida Tax-Free Income Fund are being asked to approve a merger between Florida Tax-Free Income Fund and Managed Municipal Bond Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Florida Tax-Free Income Fund to Managed Municipal Bond Fund in exchange for the assumption by Managed Municipal Bond Fund of all of the liabilities of Florida Tax-Free Income Fund and for the issuance and delivery to Florida Tax-Free Income Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to Managed Municipal Bond Fund.

After receipt of the Merger Shares, Florida Tax-Free Income Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Florida Tax-Free Income Fund, and the legal existence of Florida Tax-Free Income Fund as a series of Scudder State Tax-Free Income Series will be terminated. Each shareholder of Florida Tax-Free Income Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to, the aggregate value of the shareholder’s Florida Tax-Free Income Fund shares.

Prior to the date of the merger, Florida Tax-Free Income Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Managed Municipal Bond Fund, if any, and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of the Florida Tax-Free Income Fund occurring prior to the merger above that which they would have received absent the merger. DeIM has

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represented that as of November 30, 2004, Florida Tax-Free Income Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of Managed Municipal Bond Fund.

The Trustees of the Trust have voted to approve the Agreement and the proposed merger and to recommend that shareholders of Florida Tax-Free Income Fund also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Florida Tax-Free Income Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and Scudder Municipal Trust may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first proposed the merger to the Trustees of the Trust at a meeting held in February 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative is intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual fund products that best meets investor needs.

The Trustees of the Trust, including all Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act) (“Disinterested Trustees”), conducted a thorough review of the potential implications of this program for Florida Tax-Free Income Fund as well as the various other funds for which they serve as trustees or directors. The Disinterested Trustees were assisted in this review by their independent legal counsel. Following the February 2004 meeting, the Disinterested Trustees met on several occasions to review and discuss this program, including the proposed merger, both among themselves and with representatives of DeAM. In the course of their review, the Disinterested Trustees requested and received substantial additional information and suggested numerous changes to DeAM’s program, many of which were accepted.

Following the conclusion of this process, the Trustees of the Trust, the Disinterested Trustees (or directors) of other funds involved and DeAM reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, when required, agreed to submit elements of the plan for approval to shareholders of those funds.

On September 24, 2004, the Trustees of the Trust, including all Disinterested Trustees, approved the terms of the merger. The Trustees have also agreed to recommend that the merger be approved by Florida Tax-Free Income Fund shareholders. In making this determination, the Trustees examined all factors that they

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considered relevant, including information regarding comparative expense ratios, management fees and the tax consequences of the merger to Florida Tax-Free Income Fund and its shareholders.

In determining to recommend that the shareholders of Florida Tax-Free Income Fund approve the merger, the Trustees considered, among other factors:

•	The fees and expense ratios of each Fund, including comparisons between the expense ratios of Florida Tax-Free Income Fund and the estimated operating expense ratios of the combined Fund, and between the estimated operating expense ratios of the combined Fund and other mutual funds with similar investment objectives, and in particular noted that the combined Fund’s total operating expense ratios were anticipated to be lower than that of Florida Tax-Free Income Fund currently;

•	That DeAM agreed to cap the combined Fund’s operating expense ratios for approximately a three-year period at levels at or below Florida Tax-Free Income Fund’s current operating expense ratios;

•	The terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

•	Similarities between Florida Tax-Free Income Fund’s and Managed Municipal Bond Fund’s investment objectives, policies, restrictions and portfolios;

•	That the service features available to shareholders of Florida Tax-Free Income Fund and Managed Municipal Bond Fund were identical on a class-level basis;

•	That the costs of the merger would be borne by DeAM;

•	Prospects for the combined Fund to attract additional assets;

•	The tax consequences of the merger on Florida Tax-Free Income Fund and its shareholders, including, in particular, that the merger would be a tax-free reorganization for federal income tax purposes;

•	The investment performance of Florida Tax-Free Income Fund and Managed Municipal Bond Fund;

•	That DeIM has agreed to indemnify Managed Municipal Bond Fund against certain liabilities Managed Municipal Bond Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Managed Municipal Bond Fund (see Section VI) so that the likelihood that the combined Fund would suffer any loss is considered by Fund management to be remote; and

•	That, in connection with the merger, DeIM has agreed to indemnify the Disinterested Trustees of the Trust against certain liabilities that such Disinterested Trustees may incur arising by reason of having served as a Trustee of Scudder State Tax-Free Income Series.

The Trustees also gave consideration to possible economies of scale that might be realized from the merger. The Trustees considered the impact of the merger on the total expenses to be borne by shareholders of Florida Tax-Free Income Fund. The Trustees also considered that the merger would permit the shareholders of Florida Tax-Free Income Fund to pursue similar investment goals in a larger fund.

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The Trustees also considered the potential tax consequences to shareholders as a result of differences in the Funds’ realized or unrealized capital gains or losses and capital loss carryforwards. Although the merger will be achieved on a federally tax-free basis (see “Federal Income Tax Consequences” below), there are differences in the Funds’ unrealized gains or losses, tax loss carryforwards and portfolio turnover rates that may affect the timing and amount of any future capital gain distributions paid to shareholders.

	6/30/04 Unrealized Gain (Loss)	6/30/04 Unrealized Gain (Loss) as % of 6/30/04 Net Assets	6/30/04 Loss Carryforwards	6/30/04 Loss Carryforwards as % of 6/30/04 Net Assets	6/30/04 Portfolio Turnover Rate
Florida Tax-Free Income Fund	$4,883,826	7.4825%	$361,392	0.5537%	15%
Managed Municipal Bond Fund	$299,002,494	6.6238%	$0	0%	22%

Florida Tax-Free Income Fund is likely to use all of its capital loss carryforwards before they expire due to their relatively small size.

After the merger, Florida Tax-Free Income Fund’s capital loss carryforwards, if any, will be available to Managed Municipal Bond Fund to offset its capital gains.

The Trustees considered the possibility that shareholders of the Florida Tax-Free Income Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryforwards (shareholders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio value and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

Based on all of the foregoing, the Trustees concluded that Florida Tax-Free Income Fund’s participation in the merger would be in the best interests of the Fund and would not dilute the interests of the Fund’s existing shareholders. The Trustees of the Trust, including all of the Disinterested Trustees, recommend that shareholders of Florida Tax-Free Income Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Managed Municipal Bond Fund will acquire all of the assets of Florida Tax-Free Income Fund solely in exchange for the assumption by Managed Municipal Bond Fund of all of the liabilities of Florida Tax-Free Income Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”)

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following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on March 11, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Florida Tax-Free Income Fund will transfer all of its assets to Managed Municipal Bond Fund, and in exchange, Managed Municipal Bond Fund will assume all of the liabilities of Florida Tax-Free Income Fund and deliver to Florida Tax-Free Income Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Florida Tax-Free Income Fund attributable to shares of the corresponding class of Florida Tax-Free Income Fund, less the value of the liabilities of Florida Tax-Free Income Fund assumed by Managed Municipal Bond Fund attributable to shares of such class of Florida Tax-Free Income Fund. Immediately following the transfer of assets on the Exchange Date, Florida Tax-Free Income Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Florida Tax-Free Income Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Florida Tax-Free Income Fund. As a result of the proposed merger, each shareholder of Florida Tax-Free Income Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the Florida Tax-Free Income Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Managed Municipal Bond Fund in the name of such Florida Tax-Free Income Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of Scudder Municipal Trust have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Managed Municipal Bond Fund and Florida Tax-Free Income Fund, (ii) by either party if the merger shall not be consummated by May 13, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Florida Tax-Free Income Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Florida Tax-Free Income Fund are added to the portfolio of Managed Municipal Bond Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Managed Municipal Bond Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $169,304. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in

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connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Florida Tax-Free Income Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class A, Class B and Class C shares of Managed Municipal Bond Fund. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Florida Tax-Free Income Fund. Your Merger Shares will be treated as having been purchased on the date you purchased your Florida Tax-Free Income Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the Managed Municipal Bond Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Managed Municipal Bond Fund could, under certain circumstances, be held personally liable for the obligations of Managed Municipal Bond Fund. However, Managed Municipal Bond Fund’s Declaration of Trust disclaims shareholder liability for acts or obligations of Managed Municipal Bond Fund and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of Managed Municipal Bond Fund. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of Managed Municipal Bond Fund.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by Managed Municipal Bond Fund of all of the assets of Florida Tax-Free Income Fund solely in exchange for Merger Shares and the assumption by Managed Municipal Bond Fund of all of the liabilities of Florida Tax-Free Income Fund, followed by the distribution by Florida Tax-Free Income Fund to its shareholders of Merger Shares in complete liquidation of Florida Tax-Free Income Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Managed Municipal Bond Fund and Florida Tax-Free Income Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, Florida Tax-Free Income Fund will not recognize gain or loss upon the transfer of Florida Tax-Free Income Fund’s assets to Managed Municipal Bond Fund in exchange for Merger Shares and the assumption of the Florida Tax-Free Income Fund liabilities by Managed Municipal Bond Fund and Florida Tax-Free Income Fund will not recognize gain or loss upon the distribution to Florida Tax-Free Income Fund’s shareholders of the Merger Shares in liquidation of Florida Tax-Free Income Fund;

(iii)	under Section 354 of the Code, shareholders of Florida Tax-Free Income Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Florida Tax-Free Income Fund shares;

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(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Florida Tax-Free Income Fund will be the same as the aggregate basis of Florida Tax-Free Income Fund shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Florida Tax-Free Income Fund shareholder will include the holding period of Florida Tax-Free Income Fund shares exchanged therefor, provided that the Florida Tax-Free Income Fund shareholder held the Florida Tax-Free Income Fund shares at the time of the reorganization as a capital asset;

(vi)	under Section 1032 of the Code, Managed Municipal Bond Fund will not recognize gain or loss upon the receipt of assets of Florida Tax-Free Income Fund in exchange for Merger Shares and the assumption by Managed Municipal Bond Fund of all of the liabilities of Florida Tax-Free Income Fund;

(vii)	under Section 362(b) of the Code, the basis of the assets of Florida Tax-Free Income Fund transferred to Managed Municipal Bond Fund in the reorganization will be the same in the hands of Managed Municipal Bond Fund as the basis of such assets in the hands of Florida Tax-Free Income Fund immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of Florida Tax-Free Income Fund transferred to Managed Municipal Bond Fund in the reorganization in the hands of Managed Municipal Bond Fund will include the periods during which such assets were held by Florida Tax-Free Income Fund.

Florida Tax-Free Income Fund’s ability to carry forward its pre-merger losses technically will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on June 30, 2004, the effects of such limitation would have had little impact due to the size of Florida Tax-Free Income Fund’s pre-merger losses, which equaled less than 1% of its net asset value.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The portfolio turnover rate for Managed Municipal Bond Fund, i.e. the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended May 31, 2004 was 24%. The portfolio turnover rate for Florida Tax-Free Income Fund for the fiscal year ended August 31, 2004 was 15%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and, in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to declare dividends daily and distribute dividends monthly from its net investment income and distribute net realized capital gains after utilization of

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capital loss carryforwards, if any, in November or December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically reinvested in Fund shares (at NAV), credited to the shareholder’s account on the payment date or sent to the shareholder by check. If the Agreement is approved by Florida Tax-Free Income Fund’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

Capitalization.    The following table shows the unaudited capitalization of each Fund as of November 30, 2004 and of Managed Municipal Bond Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Florida Tax-Free Income Fund	Managed Municipal Bond Fund	Pro Forma Adjustments	Managed Municipal Bond Fund – Pro Forma Combined
Net Assets
Class A Shares	$56,442,229	$2,131,704,088	—	$2,188,146,317
Class B Shares	$2,595,426	$38,779,769	—	$41,375,195
Class C Shares	$2,406,106	$22,317,101	—	$24,723,207
Class AARP Shares	$—	$1,469,642,741	—	$1,469,642,741
Class S Shares	$—	$794,684,215	—	$794,684,215
Institutional Class	$—	$208,691	—	$208,691

Total Net Assets	$61,443,761	$4,457,336,605	—	$4,518,780,366

Shares outstanding
Class A Shares	5,397,871	233,401,663	784,191	239,583,725
Class B Shares	248,690	4,245,523	35,584	4,529,797
Class C Shares	230,419	2,443,561	33,119	2,707,099
Class AARP Shares	—	160,722,370	—	160,722,370
Class S Shares	—	86,920,815	—	86,920,815
Institutional Class	—	22,827	—	22,827
Net Asset Value per share
Class A Shares	$10.46	$9.13	—	$9.13
Class B Shares	$10.44	$9.13	—	$9.13
Class C Shares	$10.44	$9.13	—	$9.13
Class AARP Shares	$—	$9.14	—	$9.14
Class S Shares	$—	$9.14	—	$9.14
Institutional Class	$—	$9.14	—	$9.14

(1)	Assumes the merger had been consummated on November 30, 2004, and is for information purposes only. No assurance can be given as to how many shares of Managed Municipal Bond Fund will be received by the shareholders of Florida Tax-Free Income Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Managed Municipal Bond Fund that actually will be received on or after such date.

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The Trustees of the Trust, including the Disinterested Trustees, recommend approval of the merger.

V. Information About Voting and the Shareholder Special Meeting

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Florida Tax-Free Income Fund with and into Managed Municipal Bond Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Florida Tax-Free Income Fund Shareholders (the “Meeting”). The Meeting is to be held February 24, 2005 at 9:00 a.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about December     , 2004.

As of December 13, 2004, Florida Tax-Free Income Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	5,389,979.45
Class B	243,612.00
Class C	232,863.02

Only shareholders of record on December 13, 2004 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Florida Tax-Free Income Fund’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of Florida Tax-Free Income Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Florida Tax-Free Income Fund at the close of business on December 13, 2004 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of Florida Tax-Free Income Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is

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not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Florida Tax-Free Income Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

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Share Ownership.    As of December 13, 2004, the officers of each Fund and the Trustees of the Trust and of Scudder Municipal Trust, each as a group, beneficially owned less than 1% of the outstanding shares of the applicable Fund. To the best of the knowledge of Florida Tax-Free Income Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Florida Tax-Free Income Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
B	Morgan Stanley DW Attn: Mutual Fund Operations 3 Harborside Plaza 6th Floor Jersey City, NJ 07311-3907	11.89%

B	Citigroup Global Markets Inc. 00109801250 Attn: Peter Booth 7th Fl 333 W 34th St New York, NY 10001-2402	11.80%

B	Legg Mason Wood Walker Inc. 386-01169-16 P. O. Box 1476 Baltimore, MD 21203-1476	9.08%

B	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration #97D73 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	14.77%

C	Morgan Stanley DW Attn: Mutual Fund Operations 3 Harborside Plaza 6th Floor Jersey City, NJ 07311-3907	31.37%

C	Citigroup Global Markets Inc 00109801250 Attn: Peter Booth 7th Fl 333 W 34th St New York, NY 10001-2402	12.93%

C	NFSC FBO #BR5-455296 Norman G Metsy TTEE Norman G Metsy U/A/7/89 6467 Oakshore Dr Panama City, FL 32404-7457	9.97%

C	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration #97D73 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	7.78

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To the best of the knowledge of Managed Municipal Bond Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of any class of Managed Municipal Bond Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
S	Charles Schwab & Co Inc Attn: Mutual Funds Department 101 Montgomery St San Francisco, CA 94014-4122	6.01%

Institutional	LPL Financial Services A/C 3471-0885 9785 Towne Centre Dr San Diego, CA 92121-1968	94.62%

B	Citigroup Global Markets Inc 00109801250 Attn: Peter Booth 7th Fl 333 W 34th St New York, NY 10001-2402	5.06%

C	Citigroup Global Markets Inc. 00109801250 Attn: Peter Booth 7th Fl 333 W 34th St New York, NY 10001-2402	5.03%

C	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration #97D63 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	5.58%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Managed Municipal Bond Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Georgeson Shareholder (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,246. As the Meeting date approaches, certain shareholders of Florida Tax-Free Income Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Florida Tax-Free Income Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are

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reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Georgeson toll-free at 1-888-288-5518. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Florida Tax-Free Income Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at 222 South Riverside Plaza, Chicago, IL 60606, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons

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named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

VI. Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2004, by and among Scudder Municipal Trust (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder Managed Municipal Bond Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder State Tax-Free Income Series (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Scudder Florida Tax-Free Income Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest (par value $0.01) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B and Class C shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B and Class C shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

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1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other

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documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8    All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2    The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B or Class C Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class A, Class B or Class C, as applicable, shall be equal to the net asset value of one Class S share of the Acquiring Fund.

2.3    The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be March 14, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

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3.2    The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    State Street (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s Board members.

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4.	Representations and Warranties

4.1    The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

  (a)    The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

  (b)    The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

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  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended August 31, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since August 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

  (j)    All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

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  (k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

  (l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (m)    The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (n)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

  (o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

  (a)    The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly

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existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended May 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and

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are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since May 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

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  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1    The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are

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contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2    Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3    The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 25, 2005.

5.4    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem

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necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11    As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

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6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3    The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Trust has been formed and is legally existing as a business trust;

  (b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an

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investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A, Class B and Class C shares of the Acquiring Fund to 0.48%, 0.48% and 0.49%, respectively, excluding 12b-1 plans and certain other expenses, for the period commencing March 14, 2005 and ending October 1, 2008, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

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7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Trust has been formed and is an existing business trust;

  (b)    the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 3.2 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is duly registered as an investment company and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5    The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired

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Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares

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and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeIM will bear all the expenses associated with the Reorganization, including any brokerage costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

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12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before May 13, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any

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rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER MUNICIPAL TRUST, on behalf of Scudder Managed Municipal Bond Fund

Secretary	By: Its:

Attest:	SCUDDER STATE TAX-FREE INCOME SERIES, on behalf of Scudder Florida Tax-Free Income Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

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Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Georgeson Shareholder, at (888) 288-5518.

[            ]

[            ]

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD
SCUDDER STATE TAX-FREE INCOME SERIES SCUDDER FLORIDA TAX-FREE INCOME FUND
PO Box 18011	PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
Hauppauge, NY 11788-8811	345 Park Avenue, 27th Floor, New York, New York 10154
9:00 a.m., Eastern time, on February 24, 2005

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date TAX_14739 FSIII-FTGI

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ■

VOTE ON PROPOSAL 1:
		FOR	AGAINST	ABSTAIN
1.	Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder Florida Tax-Free Income Fund to Scudder Managed Municipal Bond Fund, in exchange for shares of Scudder Managed Municipal Bond Fund and the assumption by Scudder Managed Municipal Bond Fund of all of the liabilities of Scudder Florida Tax-Free Income Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Scudder Florida Tax-Free Income Fund in complete liquidation of Scudder Florida Tax-Free Income Fund.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

TAX_14739

FSIII-FTGI

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

SCUDDER MUNICIPAL TRUST

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated [                    ], 2004 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of Scudder Florida Tax-Free Income Fund (“Florida Tax-Free Income Fund”), a series of Scudder State Tax-Free Income Series, to be held on February 24, 2005. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Scudder Managed Municipal Bond Fund (“Managed Municipal Bond Fund”) is contained in the statement of additional information, dated October 1, 2004, for Class A, Class B and Class C shares of Managed Municipal Bond Fund, a copy of which is attached to this Merger SAI as Appendix A. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Managed Municipal Bond Fund contained in the Annual Report to Shareholders for the fiscal year ended May 31, 2004 are incorporated herein by reference.

Further information about Florida Tax-Free Income Fund is contained in the statement of additional information, dated August 1, 2004, for Class A, Class B and Class C shares of Florida Tax-Free Income Fund and is incorporated herein by reference. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Florida Tax-Free Income Fund contained in the Annual Report to Shareholders for the fiscal year ended August 31, 2004 are incorporated herein by reference.

The date of this Merger SAI is [                    ], 2004.

APPENDIX A	A-1

APPENDIX A

Scudder High Yield Tax-Free Fund

A series of Scudder Municipal Trust

(Class A, Class B, Class C and Institutional Class Shares)

October 1, 2004

Scudder Managed Municipal Bond Fund

A series of Scudder Municipal Trust

(Class A, Class B, Class C and Institutional Class Shares)

October 1, 2004

Scudder Intermediate Tax/AMT Free Fund

A series of Scudder Tax-Free Trust

(Class A, Class B, Class C, Institutional Class and Investment Class Shares)

October 1, 2004

STATEMENT OF ADDITIONAL INFORMATION

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the Class A, B and C shares combined prospectus for the Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund dated October 1, 2004 as amended from time to time, for the combined Institutional Class prospectus for Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund dated October 1, 2004 as amended from time to time, and for both the Institutional Class and Investment Class individual prospectuses for Scudder Intermediate Tax/AMT Free Fund dated October 1, 2004, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.

The Annual Reports to Shareholders of each Fund, dated May 31, 2004, are incorporated herein by reference and are hereby deemed to be part of this Statement of Additional Information. These Reports to Shareholders may also be obtained without charge by calling 1-800-SCUDDER.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Each Fund has elected to be classified as a diversified series of an open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

If a percentage restriction on investment or utilization of assets as set forth under “Investment Restrictions” and “Other Investment Policies” is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund’s assets will not be considered a violation of the restriction.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities;

(7)	make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

Additionally, as a matter of fundamental policy, each Fund will:

(8)	have at least 80% of its net assets (plus the amount of any borrowings for investment purposes in the case of the Scudder Managed Municipal Bond Fund and the Scudder Intermediate Tax/AMT Free Fund) invested in municipal securities during periods of normal market conditions.

With respect to fundamental policy (8) above, each Fund does not consider any investments in municipal securities that pay interest subject to the alternative minimum tax (“AMT”) as part of the 80% of a Fund’s net assets that must be invested in municipal securities.

Other Investment Policies

The Board of Trustees has voluntarily adopted certain non-fundamental policies and restrictions which are observed in the conduct of a Fund’s affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without requiring prior notice to or approval of the shareholders.

As a matter of non-fundamental policy, each Fund may not:

1.	borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

2.	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

3.	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

4.	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

5.	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

6.	lend portfolio securities in an amount greater than 5% of its total assets.

The foregoing non-fundamental policies are in addition to policies otherwise stated in the Prospectus or this Statement of Additional Information.

The Scudder High Yield Tax-Free Fund will invest at least 50% of its total assets in municipal bonds rated, at the time of purchase, within the four highest quality rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa), Standard & Poor’s Ratings Services (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) (AAA, AA, A or BBB), or their equivalents as determined at the time of purchase by Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). The Fund may invest, however, up to 50% of its total assets in bonds rated below Baa by Moody’s or below BBB by S&P or Fitch, or unrated securities considered to be of equivalent quality. The Fund may not invest in bonds rated below B by Moody’s, S&P or Fitch, or their equivalent. If a security’s credit quality is downgraded, the Advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

Normally, the Scudder Managed Municipal Bond Fund invests at least 65% of its net assets in securities rated, or issued by an issuer rated, at the time of purchase within the three highest quality rating categories of Moody’s (Aaa, Aa or A), S&P or Fitch (AAA, AA or A) or their equivalents, or if unrated, judged by the Advisor to be of comparable quality at the time of purchase. The Fund may invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s, BBB by S&P or Fitch or of equivalent quality as determined by the Advisor, but will not purchase bonds rated below B by Moody’s, S&P or Fitch, or their equivalent. In addition, the fund does not invest in securities issued by tobacco producing companies.

Normally, Scudder Intermediate Tax/AMT Free Fund invests at least 65% of its net assets in municipal bonds which are rated, at the time of purchase within the three highest quality rating categories of Moody’s (Aaa, Aa or A), S&P or Fitch (AAA, AA or A) or their equivalents, or if unrated, judged by the Advisor to be of comparable quality at the time of purchase. The Fund will not invest in any debt security rated lower than Baa by Moody’s, BBB by S&P or Fitch or of equivalent quality as determined by the Advisor.

The Advisor measures credit quality at the time it buys securities using independent ratings agencies or, for unrated securities, its judgment that the securities are of equivalent quality. In addition, the Advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most. For temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 100% of the Scudder High Yield Tax-Free Fund’s assets (20% of assets in the case of Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund) may be held in cash or invested in short-term taxable investments, including US Government obligations and money market instruments. A Fund’s distributions from interest on certain municipal securities may be subject to the AMT depending upon investors’ particular situations. However, no more than 20% of Scudder High Yield Tax-Free Fund or Scudder Managed Municipal Bond Fund’s net assets will normally be invested in municipal securities whose interest income, when distributed to shareholders, is subject to the individual AMT. The Scudder Intermediate Tax/AMT Free Fund does not currently invest any of its assets in securities which are subject to AMT. In all cases, state and local taxes may apply, depending on your state tax laws.

As a matter of fundamental policy, at least 80% of each Fund’s net assets (plus the amount of any borrowings for investment purposes in the case of Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund) will normally be invested in municipal securities. All income distributed by a Fund is expected to be exempt from regular federal income tax. Ordinarily, each Fund expects that 100% of its portfolio securities will be in securities exempt from regular federal tax, although a small portion of its income may be subject to federal, state or local taxes as well as AMT (depending on the investment restrictions of a Fund).

Although there is no current intention to do so, each Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to a Fund’s fundamental investment policies. Because these bonds are frequently subject to regular federal income tax and AMT, investment in these types of bonds is also subject to a Fund’s limitation on investing in municipal securities whose investment income is subject to these taxes.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund’s applicable prospectus.

Advance Refunded Bonds. A Fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A Fund may also purchase Municipal Securities that have been refunded prior to purchase by a Fund.

High Yield/High Risk Bonds. Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P, and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See “Ratings of Investments” for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high yield (high-risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the junk bonds acquired by the Funds may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances that Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each Fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash swap arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Inverse Floaters. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Funds’ ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Fund may be used for letter of credit-backed investments.

Municipal Securities. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under “Fannie Mae” (the Federal National Mortgage Association) or “Ginnie Mae” (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for a Fund’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Fund believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of the Funds’ investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

Each Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a Fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

A fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Repurchase Agreements. A Fund may invest in repurchase agreements, subject to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of the account is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield and may be viewed as a form of leverage.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at a Fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The investment policies of Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund permit the acquisition of stand-by commitments solely to facilitate portfolio liquidity. The exercise by a Fund of a stand-by commitment is subject to the ability and willingness of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a Fund will have the following features: (1) they will be in writing and will be physically held by the Fund’s custodian; (2) the Fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Fund’s acquisition cost (excluding any accrued interest which a Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where each Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the Fund’s portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over the counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of the Funds’ net assets are required to be invested in tax-exempt municipal securities, and as limited by the Funds’ other investment restrictions and subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Funds, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.

Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be “covered” (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of such Fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, and for risk management and return enhancement, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and The National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Tax-exempt Custodial Receipts. Scudder Managed Municipal Bond Fund may purchase tax-exempt custodial receipts (the “Receipts”) which evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a Counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to the Fund’s limit on illiquid securities.

Third Party Puts. A Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Fund will be that of holding such a long-term bond and the weighted average maturity of that Fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then-current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government securities in a Fund’s portfolio does not guarantee the net asset value of the shares of that Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require that Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund’s obligations or to segregate cash or liquid assets equal to the amount of a Fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, the Funds intend to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management (“DeAM”) and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the US It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. The Trustees have overall responsibility for the management of each Fund under Massachusetts law.

Pursuant to an investment management agreement (each an “Agreement”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The principal source of the Advisor’s income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of the other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The current Agreements, dated April 5, 2002, for each Fund were last approved by the Trustees on August 10, 2004. The Agreements will continue in effect until September 30, 2005 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of its assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

The advisory fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of a Fund’s expenses are paid out of gross investment income.

The current advisory fee rates are payable monthly at the annual rate shown below:

Average Daily Net Assets	Scudder High Yield Tax-Free Fund
$0-$300 million	0.65%
$300 million-$500 million	0.60%
Over $500 million	0.575%

Average Daily Net Assets	Scudder Managed Municipal Bond Fund	Scudder Intermediate Tax/AMT Free Fund
$0-$250 million	0.45%	0.55%
$250 million-$1 billion	0.43%	0.52%
$1 billion-$2.5 billion	0.41%	0.49%
$2.5 billion-$5 billion	0.40%	0.47%
$5 billion-$7.5 billion	0.38%	0.45%
$7.5 billion-$10 billion	0.36%	0.43%
$10 billion-$12.5 billion	0.34%	0.41%
Over $12.5 billion	0.32%	0.40%

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below:

Fund	2004	2003	2002
Scudder High Yield Tax-Free Fund	$5,023,787	$4,567,042	$3,876,609
Scudder Managed Municipal Bond Fund	$19,504,328	$20,081,218	$19,722,077
Scudder Intermediate Tax/AMT Free Fund	$3,428,562	$3,379,154	$3,259,759

Effective October 1, 2003 through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.79% for Class A shares and 0.80% for Class B and Class C shares of Scudder High Yield Tax-Free Fund and 0.74% for Class A, Class B and Class C shares of Scudder Managed Municipal Bond Fund and 0.73% for Class A shares and 0.68% for Class B and Class C shares of Scudder Intermediate Tax/AMT Free Fund and 0.75% for Institutional Class shares of Scudder High Yield Tax-Free Fund and 0.54% for Institutional Class shares of Scudder Managed Municipal Bond Fund. These limitations exclude organization expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fees, extraordinary expenses and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel).

In addition to the fee cap applicable to the Funds previously subject to the Administrative Agreement (as hereafter described), for the period October 1, 2003 through March 31, 2004, the Advisor agreed to waive a portion of its Administrative Fee to the extent necessary to maintain the operating expenses of Class A, B, C and Institutional Class shares of Scudder High Yield Tax-Free Fund at 0.76%, 0.77%, 0.76% and 0.74%, of average daily net assets, respectively, of Class A, B and C shares of Scudder Managed Municipal Bond Fund at 0.561%, 0.581% and 0.561%, of average daily net assets, respectively, and of Class A, B and C shares of Scudder Intermediate Tax/AMT Free Fund at 0.672%, 0.712% and 0.672%, of average daily net assets, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

Under its investment management agreement a Fund is responsible for all of its other expenses including: organizational costs; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by Scudder Investments and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Board Considerations in connection with the Annual Renewal of Investment Agreements

The Funds’ Trustees approved the continuation of the Funds’ current investment management agreements with Deutsche Investment Management (“DeIM”), your Fund’s adviser, in August 2004. The Trustees believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Trustees followed prior to approving each contract, shareholders should know that:

•	At present time, all of your Fund’s Trustees — including the chairman of the board — are independent of DeIM and its affiliates.

•	The Trustees meet frequently to discuss fund matters. In 2003, the Trustees conducted 34 meetings (spanning 19 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Trustees do not believe that the investment management contracts for the Funds should be “put out to bid” or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed each Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM’s research and investment capabilities, the Trustees considered other aspects of DeIM’s qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for many Funds continues to be strong relative to other similar funds, and the Trustees are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Funds’ Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of each Fund’s investment management agreement, the Trustees considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM’s agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM’s profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).

The Trustees requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Trustees determined that continuing each Fund’s investment management agreement with DeIM was in the best interest of Fund shareholders.

Administrative Agreement

From July 31, 2000 until March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by a Fund of an administrative services fee (the “Administrative Fee”) of 0.175%, 0.225%, 0.200% and 0.125% of the average daily net assets for Class A, B, C and Institutional Class shares of Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund and Class A, B and C shares of Scudder Intermediate Tax/AMT Free Fund.

Effective April 1, 2004, the Administrative Agreement was terminated and each Fund bears those expenses directly. In connection with such termination, the Advisor has agreed to limit expenses. Please refer to the description of the Fund’s Investment Management Agreement for a discussion of the expense reimbursement/waiver arrangements.

In accordance with the Administrative Agreement, the Administrative Fees charged to Class A, Class B, Class C and Institutional Class for the most recent fiscal years were as follows:

Fund Name	Fiscal Year	Class A	Class B	Class C	Institutional Class	Not Imposed Class A	Not Imposed Class B	Not Imposed Class C	Not Imposed Institutional Class
Scudder High Yield Tax-Free Fund(1)(3)
	2002	$72,076	$39,468	$22,418	—	—	—	—	—
	2003	$146,738	$91,015	$55,897	$58	—	—	—	—
	2004	$183,899	$104,769	$83,453	$300	$74,203	$43,703	$37,888	$10

Scudder Managed Municipal Bond Fund(2)(3)(4)	2002	$2,398,646	$83,316	$18,049	—	$120,417	—	—	—
	2003	$2,436,850	$84,703	$29,755	—	$3,312	—	—	—
	2004	$1,956,417	$61,032	$30,876	$8	—	—	—	$8

Scudder Intermediate Tax/AMT Free Fund(2)(3)	2002	$34,557	$10,801	$4,920	—	—	—	—	—
	2003	$82,932	$19,436	$15,893	—	—	—	—	—
	2004	$123,735	$19,593	$21,156	—	$14,309	$2,432	$3,830	—

(1)	Classes A, B and C of the Scudder High Yield Tax-Free Fund commenced operations on May 1, 2000.
(2)	Classes A, B and C of both the Scudder Managed Municipal Bond Fund and the Scudder Intermediate Tax/AMT Free Fund commenced operations on June 11, 2001 and, therefore, paid fees during fiscal year 2002 only from its inception through May 31, 2002.
(3)	Institutional Class Shares for the Scudder High Yield Tax-Free Fund and the Scudder Managed Municipal Bond Fund commenced operations on August 19, 2002 and, therefore, did not pay any fees during fiscal year 2002 and paid fees during fiscal year 2003 only from its inception through May 31, 2003. Institutional Class Shares for Scudder Intermediate Tax/AMT Free Fund commenced operations on August 31, 2004.
(4)	For Class A of the Scudder Managed Municipal Bond Fund, fees of $3,312 were waived during fiscal year 2003.

With the termination of the Administrative Agreement certain expenses that were borne by the Advisor under the Administrative Agreement, such as the transfer agent and custodian fees, are now borne directly by shareholders.

AMA InvestmentLinkSM Program. Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

Codes of Ethics. The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to each Underwriting and Distribution Services Agreement (“Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C and Institutional Class shares of each Fund and acts as agent of each Fund in the continuous offering of its Shares. The Distribution Agreement for Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund, dated April 5, 2002, was last approved by the Trustees on August 10, 2004. The Distribution Agreement will remain in effect until September 30, 2005 and from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. SDI receives no compensation from the funds as principal underwriter for Class A shares. SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days’ notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund’s Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

	Compensation to Underwriter and Firms for Calendar Year 2003			Compensation Paid by SDI to Firms from Shareholder Servicing Fee	Advertising, Sales, Literature and Promotional Materials	Other Distribution Expenses Paid by Underwriter for Calendar Year 2003			Interest Expenses
	12b-1 Fees (Distribution Fee) Paid to SDI	12b-1 Fees (Shareholder Servicing Fee) Paid to SDI	Compensation Paid by SDI to Firms from Distribution Fee			Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing
Scudder High Yield Tax- Free Fund
Class A	NA	$249,925	NA	$1,085	NA	NA	NA	NA	NA
Class B	$388,000	$67,120	$690,000	$113	$159,000	$7,000	$67,000	$6,000	$81,000
Class C	$314,000	$37,199	$333,000	$6	$213,000	$10,000	$93,000	$8,000	$0

Scudder Managed Municipal Bond Fund
Class A	NA	$5,602,557	NA	$206,889	NA	NA	NA	NA	NA
Class B	$471,000	$120,346	$319,000	$749	$81,000	$4,000	$34,000	$3,000	$275,000
Class C	$177,000	$32,794	$177,000	$12	$69,000	$3,000	$30,000	$3,000	$0

Scudder Intermediate Tax/AMT Free Fund
Class A	NA	$170,759	NA	$2,120	NA	NA	NA	NA	NA
Class B	$79,000	$13,974	$115,000	$158	$33,000	$2,000	$14,000	$1,000	$39,000
Class C	$84,000	$7,090	$85,000	$1	$67,000	$3,000	$28,000	$3,000	$0

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

Fund	Fiscal Year	Aggregate Sales Commissions	Aggregate Commissions Paid to Firms	Aggregate Commissions Paid to Affiliated Firms	Aggregate Commissions Retained by SDI
Scudder High Yield Tax- Free Fund	2004	$168,000	$59,000	$11,000	$98,000
Class A	2003	$166,000	$63,000	$5,000	$98,000
	2002	$244,000	$71,000	$87,000	$86,317

Scudder Managed Municipal Bond Fund	2004	$422,000	$246,000	$57,000	$119,000
Class A	2003	$506,000	$298,000	$59,000	$149,000
	2002	$555,000	$179,000	$112,000	$265,178

Scudder Intermediate Tax/AMT Free Fund	2004	$28,000	$4,000	$6,000	$18,000
Class A	2003	$68,000	$31,000	$1,000	$36,000
	2002	$40,000	$9,000	$9,000	$22,387

Certain Trustees or officers of the Fund are also directors or officers of the Advisor or SDI, as indicated under “Officers and Trustees.”

Because Institutional Class shares do not have a full calendar year of operations, there is no financial data for these shares.

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of each Fund included in the Fund’s prospectus and the financial statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes and Gray LLP, One International Place, Boston, MA 02110 acts as counsel for each Fund and the Independent Trustees of each Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining portfolio and general accounting records.

Pursuant to a sub-accounting and sub-administration agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), SFAC and the Advisor have delegated certain administrative and fund accounting functions to SSB under the investment management agreement and the fund accounting agreement, respectively. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by a fund.

Pursuant to an agreement between SFAC and Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund, each Fund pays SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.004% of such assets in excess of $1 billion, plus holding and transaction charges for this service. From July 1, 2000 through March 31, 2004 these fees were paid by the Advisor pursuant to the Administrative Agreement.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company, (the “Custodian”) 225 Franklin St. Boston, MA 02110, serves as Custodian to the Funds. The Custodian’s fee may be reduced by certain earnings credits in favor of each Fund. Custodian fees of $1,188, $918 and $535 were not imposed on Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund, respectively, after these credits were applied for the fiscal year ended May 31, 2004.

Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is each Fund’s transfer agent, dividend-paying agent and shareholder service agent for each Fund’s Class A, B, C and Institutional Class shares. Each Fund pays SISC an annual fee of $14.00 for each regular account (including Individual Retirement Accounts), $23.00 for each retirement account (excluding Individual Retirement Accounts), $5.00 in set-up charges for each new account (excluding Class A share accounts established in connection with a conversion from a Class B share account), $2.00 per account, as applicable, in connection with the contingent deferred sales charge (Class B and Class C shares only) and an asset-based of 0.05%. From July 1, 2000 through March 31, 2004 these fees were paid by the Advisor pursuant to the Administrative Agreement.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC had delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by a Fund.

Service Plan (Investment Class Shares Only). Scudder Intermediate Tax/AMT Free Fund has adopted a service plan (the “Service Plan”) with respect to its Investment Class shares, which authorizes it to compensate service organizations whose customers invest in Investment Class shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Service Plans, the Fund may enter into agreements with service organizations (“Service Agreements”). Under such Service Agreements or otherwise, the service organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment Class shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment Class shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment Class shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Service Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Service Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 (“ERISA”); and (xi) providing prospectuses, proxy materials and other documents of the Funds to participants as may be required by law.

As compensation for such services, each service organization of the Fund is entitled to receive a service fee pursuant to its Service Agreement in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund’s Investment Class shares, as applicable, attributable to customers of such service organizations. Service organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust’s Board of Trustees for their review periodically a written report of services performed by and fees paid to each service organization under the Service Agreements and Service Plans.

Pursuant to the Service Plans for Investment Class shares, Investment Class shares of the Fund that are beneficially owned by customers of a service organization will convert automatically to Institutional Class shares of the same Fund in the event that such service organization’s Service Agreement expires or is terminated. Customers of a service organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including ERISA may apply to a service organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment Class shares of the Fund. Service organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment Class shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary’s decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of an ERISA plan shall be held for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of “party in interest” with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries or for defraying reasonable expenses of administering the ERISA plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary’s receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

PORTFOLIO TRANSACTIONS

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term “research services,” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Portfolio shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

For the fiscal years ended May 31, 2002, 2003 and 2004, each Fund paid $0, $0 and $0 in commissions, respectively. Up to 100% of a Fund’s brokerage transactions may be directed to brokers on account of research services provided. Each Fund is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that a Fund has acquired during the most recent fiscal year. As of May 31, 2004, each Fund did not hold any securities of its regular brokers or dealers.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal years are as follows:

	2004	2003
Scudder High Yield Tax-Free Fund	44%	16%
Scudder Managed Municipal Bond Fund	24%	22%
Scudder Intermediate Tax/AMT Free Fund	21%	13%

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Information regarding tax-deferred retirement plans is not applicable to the Funds.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent, Scudder Service Corporation (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless that Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of a Fund’s shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts.

Share Pricing. Purchases will be filled without a sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of twelve o’clock noon and the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day’s net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than a Fund, to forward the purchase order to (the “transfer agent”) in Kansas City by the close of regular trading on the Exchange.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund (and Class A Shares of other funds) in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

Compensation Schedule #1(1)	As a Percentage of Net Asset Value	Compensation Schedule #2(2)			Compensation Schedule #3(2)
Amount of Shares Sold		Amount of Shares Sold		As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value
$1 million to $5 million	1.00%	Under $	15 million	0.75%	Over $	15 million	0.25%
Over $5 million to $50 million	0.50%		—	—		—	—
Over $50 million	0.25%		—	—		—	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.
(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first-year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares.

There are no sales charges for Institutional Class shares of each Fund and Investment Class shares of Scudder Intermediate Tax/AMT Free Fund.

Class A Purchases. The public offering price of Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price	As a Percentage of Net Asset Value*	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.60%	2.67%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million and over	0.00 **	0.00 **	0.00 ***

*	Rounded to the nearest one-hundredth percent.

**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***	Commission is payable by SDI as discussed below.

The public offering price of Scudder Intermediate Tax/AMT Free Fund Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below:

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price	As a Percentage of Net Asset Value*	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.75%
$500,000 but less than $1 million	1.50%	1.52%	1.25%
$1 million and over	0.00 **	0.00 **	0.00 ***

*	Rounded to the nearest one-hundredth percent.
**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***	Commission is payable by SDI as discussed below.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder

Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Purchase of Class C Shares. Class C shares of a Fund are offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds’ prospectus and Statement of Additional Information.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a.	Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Purchase of Institutional and Investment Class Shares. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management’s discretion.

In order to make an initial investment in Investment Class shares of a Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with SISC or through an authorized service agent. Investors who establish shareholder accounts directly with SISC should submit purchase and redemption orders as described in the prospectus. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares for a Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISC.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Redemptions

A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “Exchange”) is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund’s investments is not reasonably practicable, (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund’s Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of a Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2002 will be eligible for the second year’s charge if redeemed on or after March 1, 2003. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first-year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. Effective August 19, 2002, the checkwriting privilege was no longer offered to new investors. The checkwriting privilege continues to be available for shareholders who previously elected this privilege.

All existing shareholders who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds, subject to the provisions below.

Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors

Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

-Institutional Class Shares. Shareholders of a Fund’s Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Funds and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or that Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to declare daily and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in November or December or otherwise as needed.

An additional distribution may also be made (or treated as made) in November or December if necessary to avoid the excise tax enacted by the Tax Reform Act of 1986. Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the Prospectus. See “Combined Purchases” for a listing of such other Funds. To use this privilege of investing dividends of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of that Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Federal Taxation. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gain in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Fund Distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from taxable investment income and net short-term capital gains. However, any dividends paid by each Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax (see further discussion below). Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding periods and other requirements are met at both the shareholder and the Funds levels. Qualified dividend income does not include interest from debt securities. Because the Funds invest primarily in tax-exempt-bonds, the Funds do not expect a significant portion of distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus might have been reflected in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

Exempt-Interest Dividends. The Funds will be qualified to pay exempt-interest dividends to their shareholders only if, at the close of each quarter of a Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax under Code Section 103(a). Distributions that the Funds properly designate as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local tax purposes. Because the Funds intend to qualify to pay exempt-interest dividends, the Funds may be limited in their ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indexes and other assets.

Under the Code, the interest on certain “specified private activity bonds” issued after August 7, 1986 is treated as a item of tax preference (after reduction by applicable deductions) for purposes of the federal AMT. The Funds will furnish to shareholders annually a report indicating the percentage of Fund income treated as a preference item for federal AMT purposes. In addition, for corporate shareholders, alternative minimum taxable income is increased by a percentage of the excess of an alternative measure of income that includes interest on all tax-exempt securities over the amount otherwise determined to be alternative minimum taxable income. Accordingly, the portion of a Fund’s dividends that would otherwise be tax-exempt to the shareholders may cause an investor to be subject to the AMT or may increase the tax liability of an investor who is subject to such tax.

The receipt of exempt-interest dividends may affect the portion, if any, of a person’s Social Security and Railroad Retirement benefits that will be includable in gross income subject to federal income tax. Up to 85% of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient’s combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income and one-half of any Social Security and Railroad Retirement benefits, exceeds an adjusted base amount ($34,000 for a single individual and $44,000 for individuals filing a joint return). Shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisers.

The Funds’ expenses attributable to earning tax-exempt income (including the interest on any indebtedness incurred or continued to purchase or carry tax-exempt bonds) do not reduce current earnings and profits; therefore, distributions in excess of the sum of a Fund’s net tax-exempt and taxable income may be treated as taxable dividends to the extent of the Fund’s remaining earnings and profits (which provides the measure of the Fund’s dividend-paying capacity for tax purposes). Distributions in excess of the sum of a Fund’s net tax-exempt and taxable income could occur, for example, if the Fund’s book income exceeded the sum of its net tax-exempt and taxable income. Differences in a Fund’s book income and its net tax-exempt and taxable income may arise from certain hedging and investment activities by the Fund.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total amount of interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from long-term capital gains and certain undistributed long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service (the “Service”) to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Under a published position of the Service, a shareholder’s interest deduction generally will not be disallowed if the average adjusted basis of the shareholder’s tax-exempt obligations (including shares of preferred stock) does not exceed two percent of the average adjusted basis of the shareholder’s trade or business assets (in the case of most corporations) or portfolio investments and any assets held in the active conduct of a trade or business (in the case of individuals). Legislation has been introduced in recent years that would further limit or repeal this two-percent de minimis exception, thus reducing the total after-tax yield of a shareholder.

If a shareholder receives exempt-interest dividends with respect to any share of the Funds and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users,” within the meaning of Section 147(a) of the Code, of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in its portfolios. Legislation has been introduced in recent years that would reinstate a deductible tax (the “Environmental Tax”) imposed through tax years beginning before 1996 at a rate of 0.12% on a corporation’s alternative minimum taxable income (computed without regard to the AMT net operating loss deduction) in excess of $2 million. If the Environmental Tax is reinstated, exempt-interest dividends that are included in a corporate shareholder’s alternative minimum taxable income may subject corporate shareholders of the Funds to the Environmental Tax.

Sale or Redemption of Shares. The sale, exchange or redemption of a Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of a Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of a Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax Effects of Certain Transactions. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Funds’ investment in zero coupon bonds and other debt obligations having original issue discount may cause the Funds to recognize taxable income in excess of any cash received from the investment.

Under current law, each Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 28% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which each Fund is entitled are disclosed in the Funds’ annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution may nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which may nevertheless be taxable to them.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax-Equivalent Yield

Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day (or one-month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of a Fund’s yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of a Fund that is not tax-exempt.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment — tax-exempt or taxable — will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of 1 minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield a Fund may generate. The tables are based upon current law as to the 2004 tax rates schedules.

FEDERAL

Tax Equivalent Yields Scudder 2004

Taxable Income Single	Effective State Rate	Effective Federal Rate	Federal Tax Bracket	Taxable Income Joint	Effective State Rate	Effective Federal	Federal Tax Bracket
$29,051 - $70,350	0.00%	25.00%	25.00%	$58,101 - $117,250	0.00%	25.00%	25.00%
$ 70,351 - $146,750	0.00%	28.00%	28.00%	$117,251 - $178,650	0.00%	28.00%	28.00%
$ 146,751 - $319,100	0.00%	33.00%	33.00%	$178,651 - $319,100	0.00%	33.00%	33.00%
over$319,100	0.00%	35.00%	35.00%	over $319,100	0.00%	35.00%	35.00%

If your combined federal and state effective tax rate in 2004 is:

	10.00%	15.00%	25.00%	28.00%	33.00%	35.00%	25.00%	28.00%	33.00%	35.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:

2.00%	2.22%	2.35%	2.67%	2.78%	2.99%	3.08%	2.67%	2.78%	2.99%	3.08%
3.00%	3.33%	3.53%	4.00%	4.17%	4.48%	4.62%	4.00%	4.17%	4.48%	4.62%
4.00%	4.44%	4.71%	5.33%	5.56%	5.97%	6.15%	5.33%	5.56%	5.97%	6.15%
5.00%	5.56%	5.88%	6.67%	6.94%	7.46%	7.69%	6.67%	6.94%	7.46%	7.69%
6.00%	6.67%	7.06%	8.00%	8.33%	8.96%	9.23%	8.00%	8.33%	8.96%	9.23%
7.00%	7.78%	8.24%	9.33%	9.72%	10.45%	10.77%	9.33%	9.72%	10.45%	10.77%
8.00%	8.89%	9.41%	10.67%	11.11%	11.94%	12.31%	10.67%	11.11%	11.94%	12.31%
9.00%	10.00%	10.59%	12.00%	12.50%	13.43%	13.85%	12.00%	12.50%	13.43%	13.85%

Please note:

1)	This chart does not take into consideration any local or city tax rates.

2)	The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3)	The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

TRUSTEES AND OFFICERS

Scudder Municipal Trust and Scudder Tax-Free Trust

The following table presents certain information regarding the Trustees and Officers of each Trust as of October 1, 2004. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International, Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K- Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass. Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48
Officers[2]

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul Schubert[3] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a

Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch[3] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
[3]	Address: One South Street, Baltimore, Maryland
[4]	Address: 345 Park Avenue, New York, New York

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Trustees conducted 34 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held six meetings during the calendar year 2003.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held five meetings during the calendar year 2003.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Jean C. Tempel. The Alternate Valuation Committee members are Henry P. Becton, Jr. and Jean Gleason Stromberg. The Valuation Committee held one meeting during the calendar year 2003.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

Shareholder Servicing and Distribution Committee: The Shareholder Servicing and Distribution Committee oversees (i) the quality, type and level of shareholder services provided to the Fund and its shareholders, and (ii) the distribution related services provided to the Fund and its shareholders. The members of the Shareholder Servicing and Distribution Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Co-Chair), Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel (Co-Chair) and Carl W. Vogt. The Shareholder Servicing and Distribution Committee held four meetings during the calendar year 2003.

•	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder High-Yield Tax Free Fund	Compensation from Scudder Managed Municipal Bond Fund	Compensation from Scudder Intermediate Tax/AMT Free Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Henry P. Becton, Jr.	$2,796	$15,464	$2,469	$0	$163,000
Dawn-Marie Driscoll(1)	$3,094	$17,391	$2,611	$0	$179,780
Keith R. Fox	$2,918	$16,239	$2,573	$0	$169,780
Louis E. Levy(2)	$2,814	$15,588	$2,485	$0	$163,000
Jean Gleason Stromberg	$2,796	$15,464	$2,469	$0	$163,000
Jean C. Tempel	$2,707	$14,888	$2,393	$0	$158,000
Carl W. Vogt	$2,814	$15,588	$2,485	$0	$162,000

(1)	Includes $10,000 in annual retainer fees in Ms. Driscoll’s role as Lead Trustee.
(2)	In addition to these payments, Mr. Levy received payments in the amount of $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.
(3)	For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 47 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Trustee, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder High Yield Tax-Free Fund	Dollar Range of Securities Owned in Scudder Managed Municipal Bond Fund	Dollar Range of Securities Owned in Scudder Intermediate Tax/AMT Free Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Dawn-Marie
Driscoll	$10,001-$50,000	$1-$ 10,000	$1-$10,000	Over $100,000
Keith R. Fox	None	None	None	Over $100,000
Louis E. Levy	None	None	None	Over $100,000
Jean Gleason
Stromberg	$10,001-$50,000	None	None	Over $100,000
Jean C. Tempel	$1-$10,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Carl W. Vogt	None	None	None	Over $100,000

Securities Beneficially Owned

As of December 31, 2003, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of each Fund’s knowledge, as of September 8, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of September 8, 2004, 715,045 shares in the aggregate, or 5.72% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class A were held in the name of Citigroup Global Markets, Inc., Attn Peter Booth, 333 W 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 542,821 shares in the aggregate, or 11.60% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class C were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 274,985 shares in the aggregate, or 5.88% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class C were held in the name of Citigroup Global Markets, Inc., Attn Peter Booth, 333 W 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 3,716,070 shares in the aggregate, or 9.27% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class S were held in the name of Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,289,520 shares in the aggregate, or 5.71% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class S were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 3,708 shares in the aggregate, or 30.53% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 2877-6246, 9785 Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,361 shares in the aggregate, or 19.44% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 8002-1498, 9785 Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,324 shares in the aggregate, or 19.13% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 1124-6155, 9785 Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,068 shares in the aggregate, or 17.02% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 7226-0985, 9785 Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 1,048 shares in the aggregate, or 8.63% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 7303-1465, 9785 Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 145,438 shares in the aggregate, or 5.59% of the outstanding shares of Scudder Managed Municipal Bond Fund, Class C were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 5,058,415 shares in the aggregate, or 5.72% of the outstanding shares of Scudder Managed Municipal Bond Fund, Class S were held in the name of Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 1,095 shares in the aggregate, or 90.26% of the outstanding shares of Scudder Managed Municipal Bond Fund, Institutional Class were held in the name of Pershing LLC, PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 118 shares in the aggregate, or 9.74% of the outstanding shares of Scudder Managed Municipal Bond Fund, Institutional Class were held in the name of SSC Investment Corp., Attn Bob DiCarlo, 222 S Riverside Plaza, Chicago, IL 60606, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,826,567 shares in the aggregate, or 35.09% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class A were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 102,550 shares in the aggregate, or 12.86% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class B were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 58,667 shares in the aggregate, or 7.36% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class B were held in the name of Elsie P. Viles, PO Box 319, Augusta, ME 04332, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 535,673 shares in the aggregate, or 41.98% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class C were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 3,685,889 shares in the aggregate, or 8.49% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class S were held in the name of Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 35,965 shares in the aggregate, or 5.27% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class AARP were held in the name of Carolina M. Wolff and Cynthia A. R. Griffin, Trustees, Carolina M. Wolff Trust, 188 Cerro Court, San Luis Obispo, CA 93405, who may be deemed to be the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Louis E. Levy		None
Jean Gleason Stromberg		None
Jean C. Tempel		None
Carl W. Vogt		None

FUND ORGANIZATION

Organizational Description

Scudder Municipal Trust is a Massachusetts business trust established under a Declaration of Trust dated September 24, 1976, as amended. The Trustees of Scudder Municipal Trust have established and designated two series of the Trust: Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund, both open ended, diversified investment companies. Effective October 1, 2002, Scudder Managed Municipal Bonds changed its name to Scudder Managed Municipal Bond Fund. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. Scudder Intermediate Tax/AMT Free Fund is a series of Scudder Tax-Free Trust, a Massachusetts business trust established under a Declaration of Trust dated December 28, 1982, as amended. The name and investment objectives of the Fund were changed effective November 1, 1990. Effective October 1, 2003, Scudder Medium Term Tax-Free Fund changed its name to Scudder

Intermediate Tax/AMT Free Fund. The Fund’s authorized capital consists of an unlimited number of shares of beneficial interest, $.01 par value.

The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the Statement of Additional Information and in each Fund’s prospectus. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S, Class AARP and Institutional Class shares are offered. In addition, for Scudder Intermediate Tax/AMT Free Fund, Investment Class shares are also offered.

The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of each Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or as the Trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for each Fund provide that obligations of the Trusts are not binding upon the Trustees individually but only upon the property of the Trusts, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trusts will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts except if it is determined in the manner provided in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of that Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declarations of Trust, however, disclaim shareholder liability for acts or obligations of each Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Trust and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund. The Trustees of each Fund have considered this and approved the use of a combined prospectus and SAI for the Funds.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with each Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: scudder.com (type “proxy voting” in the search field).

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund, each dated May 31, 2004, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of Scudder High Yield Tax-Free Fund — Class A is 811170307.

The CUSIP number of Scudder High Yield Tax-Free Fund — Class B is 811170406.

The CUSIP number of Scudder High Yield Tax-Free Fund — Class C is 811170505.

The CUSIP number of Scudder High Yield Tax-Free Fund — Institutional Class is 81118T105.

The CUSIP number of Scudder Managed Municipal Bond Fund — Class A is 811170802.

The CUSIP number of Scudder Managed Municipal Bond Fund — Class B is 811170885.

The CUSIP number of Scudder Managed Municipal Bond Fund — Class C is 811170877.

The CUSIP number of Scudder Managed Municipal Bond Fund — Institutional Class is 81118T204.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Class A is 81123Q603.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Class B is 81123Q702.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Class C is 81123Q801.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Institutional Class is 811236884.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Investment Class is 811236876.

Each Fund has a fiscal year end of May 31.

This Statement of Additional Information contains the information of Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Information concerning portfolio holdings of each Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

RATINGS OF INVESTMENTS

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.’S - CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper - medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY’S INVESTORS SERVICE, INC.’S - SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY’S INVESTORS SERVICE, INC.’S – MUNICIPAL SHORT-TERM RATINGS

MIG. Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

STANDARD & POOR’S RATINGS SERVICES - CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES – SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. - BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. - SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

SCUDDER

INVESTMENTS

National Tax-Free Funds I
Classes A, B and C

Prospectus

October 1, 2004

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Intermediate Tax/AMT Free Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C
ticker symbol	NOTAX	NOTBX	NOTCX
fund number	152	252	352

Scudder High Yield Tax-Free Fund

The Fund’s Main Investment Strategy

The fund seeks to provide a high level of income exempt from regular federal income tax. It does this by investing, under normal circumstances, at least 80% of net assets in securities issued by municipalities across the United States and in other securities whose income is free from regular federal income tax. The fund may invest up to 20% of net assets in securities whose income is subject to alternative minimum tax (AMT).

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include municipal lease obligations and investments representing an interest therein.

The portfolio managers look for securities that appear to offer the best total return potential and often seek those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between five and nine years.

CREDIT QUALITY POLICIES This fund normally invests at least 50% of total assets in municipal securities of the top four grades of credit quality. The fund could put up to 50% of total assets in high yield bonds (commonly referred to as “junk” bonds) of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.

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In addition, they may use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities), for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or cause the fund’s performance to trail that of other investments.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield (or junk) bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are looking for a tax-advantaged investment and are willing to accept risk to their principal and who are interested in the potential for high current income.

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Focused Investing Risk. The fact that the fund may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund’s securities in a similar manner. For example, a state’s technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy.

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

•	political or legal actions could change the way the fund’s dividends are treated for tax purposes

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk is generally greater for junk bonds than for investment-grade bonds

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is May 1, 2000. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Classes A, B or C and the current applicable sales charges of Classes A or B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Scudder High Yield Tax-Free Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	-8.63
1995	18.95
1996	4.15
1997	11.74
1998	6.09
1999	-2.50
2000	8.79
2001	5.51
2002	9.08
2003	6.26

2004 Total Return as of June 30: -0.27%

For the periods included in the bar chart:

Best Quarter: 8.39%, Q1 1995	Worst Quarter: -6.43%, Q1 1994

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Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class A
Return before Taxes	1.48	4.38	5.21
Return after Taxes on Distributions	1.44	4.34	5.19
Return after Taxes on Distributions and Sale of Fund Shares	1.21	4.37	5.19
Class B (Return before Taxes)	2.33	4.32	4.78
Class C (Return before Taxes)	5.36	4.49	4.78
Index (reflects no deductions for fees, expenses or taxes)	5.31	5.83	6.03

Index: The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues would have a credit rating of at least Baa and a maturity of at least two years.

Total returns for 1994-2004 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	4.50%		None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	^1	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.61%		0.61%	0.61%
Distribution/Service (12b-1) Fee	0.22		0.99	0.98
Other Expenses^2	0.13		0.15	0.14

Total Annual Operating Expenses^3	0.96		1.75	1.73

^1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.
^2	Restated and estimated to reflect the termination of the fixed rate administrative fee.
^3	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.79% for Class A shares and 0.80% for Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$544	$742	$957	$1,575
Class B shares	578	851	1,149	1,662
Class C shares	276	545	939	2,041

Expenses, assuming you kept your shares
Class A shares	$544	$742	$957	$1,575
Class B shares	178	551	949	1,662
Class C shares	176	545	939	2,041

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	Class A	Class B	Class C
ticker symbol	SMLAX	SMLBX	SMLCX
fund number	466	666	766

Scudder Managed Municipal Bond Fund

The Fund’s Main Investment Strategy

The fund seeks to provide income exempt from regular federal income tax while actively seeking to reduce downside risk as compared with other tax-free income funds. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax. The fund may invest up to 20% of net assets in securities whose income is subject to alternative minimum tax (AMT).

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include municipal lease obligations and investments representing an interest therein.

The portfolio managers look for securities that appear to offer the best total return potential and often seek those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

CREDIT QUALITY POLICIES This fund normally invests at least 65% of net assets in municipal securities of the top three grades of credit quality. The fund could put up to 10% of total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.

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The managers use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce downside risk as compared to other similar funds, including: (i) typically maintaining a high level of portfolio credit quality, (ii) primarily focusing on premium coupon bonds, which have lower volatility in down markets than bonds selling at a discount and (iii) managing duration (a measure of sensitivity to interest rates) in an attempt to generally keep it similar to that of the Lehman Brothers Municipal Bond Index (7.83 years as of August 31, 2004).

In addition, they may use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities), for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for taxpayers who are looking for a tax-advantaged investment and are interested in current income.

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Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield (or junk) bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Focused Investing Risk. The fact that the fund may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund’s securities in a similar manner. For example, a state’s technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy.

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

12

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

•	political or legal actions could change the way the fund’s dividends are treated for tax purposes

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk is generally greater for junk bonds than for investment-grade bonds

•	the fund’s risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

13

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 11, 2001. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Classes A, B or C and the current applicable sales charges of Classes A or B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Scudder Managed Municipal Bond Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	-6.23
1995	16.88
1996	3.94
1997	9.07
1998	6.01
1999	-2.15
2000	10.73
2001	4.20
2002	9.85
2003	5.03

2004 Total Return as of June 30: -1.49%

For the periods included in the bar chart:

Best Quarter: 6.63%, Q1 1995	Worst Quarter: -6.24%, Q1 1994

14

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class A
Return before Taxes	0.31	4.47	5.07
Return after Taxes on Distributions	0.24	4.40	5.00
Return after Taxes on Distributions and Sale of Fund Shares	0.13	4.35	4.98
Class B (Return before Taxes)	1.21	4.45	4.73
Class C (Return before Taxes)	4.18	4.59	4.71
Index (reflects no deductions for fees, expenses or taxes)	5.31	5.83	6.03

Index: The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

15

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	4.50%		None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	^1	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.41%		0.41%	0.41%
Distribution/Service (12b-1) Fee	0.24		0.97	0.98
Other Expenses^2	0.10		0.12	0.11

Total Annual Operating Expenses^3	0.75		1.50	1.50

^1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.
^2	Restated and estimated to reflect the termination of the fixed rate administrative fee.
^3	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.74% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$523	$679	$848	$1,338
Class B shares	553	774	1,018	1,401
Class C shares	253	474	818	1,791

Expenses, assuming you kept your shares
Class A shares	$523	$679	$848	$1,338
Class B shares	153	474	818	1,401
Class C shares	153	474	818	1,791

16

	Class A	Class B	Class C
ticker symbol	SZMAX	SZMBX	SZMCX
fund number	445	645	745

Scudder Intermediate Tax/AMT Free Fund

The Fund’s Main Investment Strategy

The fund seeks to provide a high level of income exempt from regular federal income taxes and seeks to limit principal fluctuation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax and alternative minimum tax (AMT). The fund does not intend to invest in securities whose income is subject to AMT.

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include municipal lease obligations and investments representing an interest therein.

The portfolio managers look for securities that appear to offer the best total return potential and often seek those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

Although the managers may adjust the maturity of the fund’s portfolio between three and ten years, they generally intend to keep it between five and ten years.

CREDIT QUALITY POLICIES This fund normally invests at least 65% of net assets in municipal securities of the top three grades of credit quality.

The fund could put up to 35% of net assets in bonds rated in the fourth credit grade, which is still considered investment-grade.

17

In addition, they may use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities), for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield (or junk) bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for taxpayers who are looking for a tax-advantaged investment, are interested in higher yield and can accept moderate risk to their principal.

18

Focused Investing Risk. The fact that the fund may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund’s securities in a similar manner. For example, a state’s technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy.

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

•	political or legal actions could change the way the fund’s dividends are treated for tax purposes

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk is generally greater for junk bonds than for investment-grade bonds

19

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 11, 2001. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Classes A, B or C and the current applicable sales charges of Classes A or B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Scudder Intermediate Tax/AMT Free Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	-3.76
1995	14.01
1996	3.73
1997	7.39
1998	5.29
1999	-1.38
2000	8.16
2001	4.57
2002	8.36
2003	3.55

2004 Total Return as of June 30: -0.87%

For the periods included in the bar chart:

Best Quarter: 5.02%, Q1 1995	Worst Quarter: -4.08%, Q1 1994

20

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class A
Return before Taxes	0.70	3.93	4.55
Return after Taxes on Distributions	0.65	3.95	4.52
Return after Taxes on Distributions and Sale of Fund Shares	0.77	3.94	4.52
Class B (Return before Taxes)	-0.27	3.52	4.01
Class C (Return before Taxes)	2.75	3.71	4.03
Index 1 (reflects no deductions for fees, expenses or taxes)	5.31	5.83	6.03
Index 2 (reflects no deductions for fees, expenses or taxes)	5.45	5.92	5.85

Index 1: The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Index 2: The Lehman Seven Year Municipal Bond Index is a total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Total returns for 1994-1995 and 2004 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

21

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	2.75%		None	None
Maximum Contingent Deferred Sales Charge (Load) (as a % of redemption proceeds)	None	^1	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.53%		0.53%	0.53%
Distribution/Service (12b-1) Fee	0.25		1.00	1.00
Other Expenses^2	0.12		0.15	0.13

Total Annual Operating Expenses^3	0.90		1.68	1.66

^1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.
^2	Restated and estimated to reflect the termination of the fixed rate administrative fee.
^3	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.73% for Class A shares and 0.68% for Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$364	$554	$760	$1,352
Class B shares	571	830	1,113	1,589
Class C shares	269	523	902	1,965

Expenses, assuming you kept your shares
Class A shares	$364	$554	$760	$1,352
Class B shares	171	530	913	1,589
Class C shares	169	523	902	1,965

22

Other Policies and Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, each fund’s Board could change that fund’s investment goal without seeking shareholder approval. However, the policy of investing at least 80% of net assets (plus the amount of any borrowings for investment purposes in the case of Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund) in municipal securities exempt from regular federal income tax (and in the case of Scudder Intermediate Tax/AMT Free Fund, the alternative minimum tax) for each fund cannot be changed without shareholder approval.

•	As a temporary defensive measure, each fund could shift up to 20% and Scudder High Yield Tax-Free Fund could shift up to 100% of assets into investments such as taxable money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund would not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions. Temporary investments may be taxable.

•	The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its judgment that the securities are of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

23

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder High Yield Tax-Free Fund	0.61%
Scudder Managed Municipal Bond Fund	0.41%
Scudder Intermediate Tax/AMT Free Fund	0.53%

24

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder High Yield Tax-Free Fund

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1983 and the fund in 1987.

•	Over 28 years of investment industry experience.

•	MBA, University of Massachusetts at Amherst.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1986 and the fund in 1998.

•	Over 19 years of investment industry experience.

Scudder Managed Municipal Bond Fund

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1983 and the fund in 1990.

•	Over 28 years of investment industry experience.

•	MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield

CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1986 and the fund in 1998.

•	Over 18 years of investment industry experience.

Eleanor R. Brennan

CFA, Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 1999.

•	Over 18 years of investment industry experience.

•	MS, Drexel University.

Matthew J. Caggiano

CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1989 and the fund in 1999.

•	14 years of investment industry experience.

•	MS, Boston College.

Scudder Intermediate Tax/AMT Free Fund

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1983 and the fund in 1998.

•	Over 28 years of investment industry experience.

•	MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield

CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1986 and the fund in 1990.

•	Over 18 years of investment industry experience.

Shelly Deitert

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1997 and the fund in 2002.

•	Over 7 years of investment industry experience.

25

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

26

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder High Yield Tax-Free Fund — Class A

Years Ended May 31,	2004	2003	2002^a	2001		2000^b
Selected Per Share Data
Net asset value, beginning of period	$12.86	$12.55	$12.39	$11.86		$12.02

Income (loss) from investment operations:
Net investment income	.67	.68	.69	.70		.06
Net realized and unrealized gain (loss) on investment transactions	(.35)	.31	.16	.53		(.16)

Total from investment operations	.32	.99	.85	1.23		(.10)

Less distributions from:
Net investment income	(.67)	(.68)	(.69)	(.70)		(.06)
Net realized gain on investment transactions	(.01)	—	—	—		—

Total distributions	(.68)	(.68)	(.69)	(.70)		(.06)

Net asset value, end of period	$12.50	$12.86	$12.55	$12.39		$11.86

Total Return (%)^c,^d	2.48	8.13	6.97	10.44		(.77	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	151	102	62	24		.20
Ratio of expenses before expense reductions (%)	1.00	1.04	1.05	1.13	^e	.11	**
Ratio of expenses after expense reductions (%)	.80	.80	.80	.80	^e	.07	**
Ratio of net investment income (%)	5.24	5.44	5.47	5.69		.52	**
Portfolio turnover rate (%)	44	16	21	12		62

^a	As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 5.44% to 5.47%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
^b	For the period from May 1, 2000 (commencement of operations of Class A shares) to May 31, 2000.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
^e	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.11% and .80%, respectively.
**	Not annualized

27

Scudder High Yield Tax-Free Fund — Class B

Years Ended May 31,	2004	2003	2002^a	2001		2000^b
Selected Per Share Data
Net asset value, beginning of period	$12.86	$12.56	$12.40	$11.86		$12.02

Income (loss) from investment operations:
Net investment income	.57	.58	.59	.60		.05
Net realized and unrealized gain (loss) on investment transactions	(.34)	.30	.16	.54		(.16)

Total from investment operations	.23	.88	.75	1.14		(.11)

Less distributions from:
Net investment income	(.57)	(.58)	(.59)	(.60)		(.05)
Net realized gain on investment transactions	(.01)	—	—	—

Total distributions	(.58)	(.58)	(.59)	(.60)		(.05)

Net asset value, end of period	$12.51	$12.86	$12.56	$12.40		$11.86

Total Return (%)^c,^d	1.74	7.19	6.14	9.74		(.92	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	53	27	8		.20
Ratio of expenses before expense reductions (%)	1.82	1.84	1.85	2.04	^e	.19	**
Ratio of expenses after expense reductions (%)	1.60	1.60	1.60	1.60	^e	.14	**
Ratio of net investment income (%)	4.44	4.64	4.67	4.88		.45	**
Portfolio turnover rate (%)	44	16	21	12		62

^a	As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 4.64% to 4.67%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
^b	For the period from May 1, 2000 (commencement of operations of Class B shares) to May 31, 2000.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
^e	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.99% and 1.60%, respectively.
**	Not annualized

28

Scudder High Yield Tax-Free Fund — Class C

Years Ended May 31,	2004	2003	2002^a	2001		2000^b
Selected Per Share Data
Net asset value, beginning of period	$12.87	$12.56	$12.40	$11.86		$12.02

Income (loss) from investment operations:
Net investment income	.57	.59	.59	.60		.05
Net realized and unrealized gain (loss) on investment transactions	(.35)	.31	.16	.54		(.16)

Total from investment operations	.22	.90	.75	1.14		(.11)

Less distributions from:
Net investment income	(.57)	(.59)	(.59)	(.60)		(.05)
Net realized gain on investment transactions	(.01)	—	—	—		—

Total distributions	(.58)	(.59)	(.59)	(.60)		(.05)

Net asset value, end of period	$12.51	$12.87	$12.56	$12.40		$11.86

Total Return (%)^c,^d	1.69	7.30	6.16	9.68		(.92	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	42	16	6		.04
Ratio of expenses before expense reductions (%)	1.79	1.82	1.82	1.91	^e	.20	**
Ratio of expenses after expense reductions (%)	1.57	1.58	1.58	1.58	^e	.14	**
Ratio of net investment income (%)	4.47	4.66	4.69	4.91		.45	**
Portfolio turnover rate (%)	44	16	21	12		62

^a	As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 4.66% to 4.69%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
^b	For the period from May 1, 2000 (commencement of operations of Class C shares) to May 31, 2000.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
^e	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.86% and 1.58%, respectively.
**	Not annualized

29

Scudder Managed Municipal Bond Fund — Class A

Years Ended May 31,	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.12	$9.00

Income from investment operations:
Net investment income	.43	.42	.42
Net realized and unrealized gain (loss) on investment transactions	(.46)	.41	.12

Total from investment operations	(.03)	.83	.54

Less distributions from:
Net investment income	(.43)	(.42)	(.42)
Net realized gain on investment transactions	—	(.03)	—

Total distributions	(.43)	(.45)	(.42)

Net asset value, end of period	$9.04	$9.50	$9.12

Total Return (%)^b	(.31)	9.41	5.94	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,183	2,454	2,416
Ratio of expenses (%)	.75	.75	.77	*
Ratio of net investment income (%)	4.61	4.66	4.74	*
Portfolio turnover rate (%)	24	22	33

^a	For the period from June 11, 2001 (commencement of operations of Class A shares) to May 31, 2002.
^b	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

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Scudder Managed Municipal Bond Fund — Class B

Years Ended May 31,	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.11	$9.00

Income from investment operations:
Net investment income	.36	.35	.35
Net realized and unrealized gain (loss) on investment transactions	(.46)	.42	.11

Total from investment operations	(.10)	.77	.46

Less distributions from:
Net investment income	(.36)	(.35)	(.35)
Net realized gain on investment transactions	—	(.03)	—

Total distributions	(.36)	(.38)	(.35)

Net asset value, end of period	$9.04	$9.50	$9.11

Total Return (%)^b	(1.07)	8.52	5.15	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	66	65
Ratio of expenses (%)	1.52	1.53	1.58	*
Ratio of net investment income (%)	3.84	3.88	3.93	*
Portfolio turnover rate (%)	24	22	33

^a	For the period from June 11, 2001 (commencement of operations of Class B shares) to May 31, 2002.
^b	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

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Scudder Managed Municipal Bond Fund — Class C

Years Ended May 31,	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.11	$9.00

Income from investment operations:
Net investment income	.36	.35	.34
Net realized and unrealized gain (loss) on investment transactions	(.46)	.42	.11

Total from investment operations	(.10)	.77	.45

Less distributions from:
Net investment income	(.36)	(.35)	(.34)
Net realized gain on investment transactions	—	(.03)	—

Total distributions	(.36)	(.38)	(.34)

Net asset value, end of period	$9.04	$9.50	$9.11

Total Return (%)^b	(1.09)	8.52	5.11	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	24	14
Ratio of expenses (%)	1.54	1.56	1.59	*
Ratio of net investment income (%)	3.82	3.85	3.92	*
Portfolio turnover rate (%)	24	22	33

^a	For the period from June 11, 2001 (commencement of operations of Class C shares) to May 31, 2002.
^b	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

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Scudder Intermediate Tax/AMT Free Fund — Class A

Years Ended May 31,	2004		2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$11.81		$11.34	$11.26

Income from investment operations:
Net investment income	.43		.45	.46
Net realized and unrealized gain (loss) on investment transactions	(.55)		.52	.08

Total from investment operations	(.12)		.97	.54

Less distributions from:
Net investment income	(.43)		(.45)	(.46)
Net realized gains on investment transactions	(.00	)^b	(.05)	—

Total distributions	(.43)		(.50)	(.46)

Net asset value, end of period	$11.26		$11.81	$11.34

Total Return (%)^c	(1.02	)^d	8.78	4.83	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87		70	30
Ratio of expenses before expense reductions (%)	.96		.93	.92	*
Ratio of expenses after expense reductions (%)	.94		.93	.92	*
Ratio of net investment income (%)	3.71		3.96	4.19	*
Portfolio turnover rate (%)	21		13	18

^a	For the period from June 11, 2001 (commencement of operations of Class A shares) to May 31, 2002.
^b	Amount is less than $.005.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

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Scudder Intermediate Tax/AMT Free Fund — Class B

Years Ended May 31,	2004		2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$11.81		$11.35	$11.26

Income from investment operations:	.34		.36	.37
Net investment income
Net realized and unrealized gain (loss) on investment transactions	(.55)		.51	.09

Total from investment operations	(.21)		.87	.46

Less distributions from:	(.34)		(.36)	(.37)
Net investment income
Net realized gains on investment transactions	(.00	)^b	(.05)	—

Total distributions	(.34)		(.41)	(.37)

Net asset value, end of period	$11.26		$11.81	$11.35

Total Return (%)^c	(1.80	)^d	7.88	4.02	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		11	6
Ratio of expenses before expense reductions (%)	1.76		1.75	1.74	*
Ratio of expenses after expense reductions (%)	1.73		1.75	1.74	*
Ratio of net investment income (%)	2.92		3.14	3.37	*
Portfolio turnover rate (%)	21		13	18

^a	For the period from June 11, 2001 (commencement of operations of Class B shares) to May 31, 2002.
^b	Amount is less than $.005.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

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Scudder Intermediate Tax/AMT Free Fund — Class C

Years Ended May 31,	2004		2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$11.80		$11.34	$11.26

Income from investment operations:	.34		.36	.37
Net investment income
Net realized and unrealized gain (loss) on investment transactions	(.55)		.51	.08

Total from investment operations	(.21)		.87	.45

Less distributions from:	(.34)		(.36)	(.37)
Net investment income
Net realized gains on investment transactions	(.00	)^b	(.05)	—

Total distributions	(.34)		(.41)	(.37)

Net asset value, end of period	$11.25		$11.80	$11.34

Total Return (%)^c	(1.76	)^d	7.82	4.06	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		11	4
Ratio of expenses before expense reductions (%)	1.73		1.72	1.72	*
Ratio of expenses after expense reductions (%)	1.70		1.72	1.72	*
Ratio of net investment income (%)	2.95		3.17	3.39	*
Portfolio turnover rate (%)	21		13	18

^a	For the period from June 11, 2001 (commencement of operations of Class C shares) to May 31, 2002.
^b	Amount is less than $.005.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

35

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

36

Choosing a Share Class

This prospectus offers three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare
Class A

•      Sales charges of up to 4.50% (2.75% for Scudder Intermediate Tax/AMT Free Fund) charged when you buy shares

•      In most cases, no charges when you sell shares

•      Up to 0.25% annual shareholder servicing fee

• Some investors may be able to reduce or eliminate their sales charges; see next page • Total annual expenses are lower than those for Class B or Class C

Class B

•      No charges when you buy shares

•      Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

•      Up to 1.00% annual distribution/shareholder servicing fee

• The deferred sales charge rate falls to zero after six years • Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C
• No charges when you buy shares • Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year • Up to 1.00% annual distribution/shareholder servicing fee	• The deferred sales charge rate is lower than Class B, but your shares never convert to Class A, so annual expenses remain higher

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, each fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

37

Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Front-end Sales Charge as a % of offering price*	Front-end Sales Charge as a % of your net investment
Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund
Up to $100,000	4.50	4.71
$100,000-$249,999	3.50	3.63
$250,000-$499,999	2.60	2.67
$500,000-$999,999	2.00	2.04
$1 million or more	See below and next page
Scudder Intermediate Tax/AMT Free Fund
Up to $100,000	2.75	2.83
$100,000-$249,999	2.50	2.56
$250,000-$499,999	2.00	2.04
$500,000-$999,999	1.50	1.52
$1 million or more	See below and next page

*	The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $100,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you’re investing now in Class A shares is at least $100,000 (“Cumulative Discount”)

•	you are investing a total of $100,000 or more in Class A shares of several funds on the same day (“Combined Purchases”)

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

38

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase and Redemption of Shares” in the fund’s Statement of Additional Information.

39

You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

40

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance is correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in these funds or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

41

Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any front-end sales charge, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

42

How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts	$50 or more for regular accounts

$50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)

• Fill out and sign an application • Send it to us at the appropriate address, along with an investment check

•      Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below

•      If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire
• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone	• Call (800) 621-1048 for instructions

Not available

With an automatic investment plan

Not available	• To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet

Not available	• Call (800) 621-1048 to establish Internet access • Go to www.scudder.com and log in • Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

43

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 48
Through a financial advisor • Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you

By phone or wire
• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail, express mail or fax

(see previous page)

Write a letter that includes:	Write a letter that includes:

•      the fund, class and account number you’re exchanging out of

•      the dollar amount or number of shares you want to exchange

•      the name and class of the fund you want to exchange into

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

•      the fund, class and account number from which you want to sell shares

•      the dollar amount or number of shares you want to sell

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

With an automatic exchange plan

• To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a fund account, call (800) 621-1048

On the Internet

• Call (800) 621-1048 to establish Internet access • Go to www.scudder.com and log in • Follow the instructions for making on-line exchanges	• Call (800) 621-1048 to establish Internet access • Go to www.scudder.com and log in • Follow the instructions for making on-line redemptions

44

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C shares. Each fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be to used verify the identity of all persons opening an account.

45

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

46

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

47

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

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There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist.

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors, Inc., the fund’s distributor, that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that may apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

49

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

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How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by a fund’s Board that are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund’s value for a security is likely to be different from the last pricing service information or quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for any other reasons

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•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice so you can either increase your balance or close your account (this policy doesn’t apply if you have an automatic investment plan, to investors with $100,000 or more in a Scudder fund, or in any case, where a fall in share price created the low balance)

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out earnings to shareholders:

•	Income dividends: declared daily and paid monthly

•	Short-term and long-term capital gains: November or December or otherwise as needed

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Buying and selling fund shares will usually have tax consequences for you. Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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Dividends from these funds are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:

•	a portion of a fund’s dividends may be taxable if it came from investments in taxable securities as described in the table below

•	because each fund (except Scudder Intermediate Tax/AMT Free Fund) can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

•	capital gains distributions may be taxable as described in the table below

The tax status of any taxable fund earnings, should you receive them, and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:
Taxable distributions from a fund

• gains from the sale of securities held by a fund for more than one year • qualified dividend income	• gains from the sale of securities held by a fund for one year or less • all other taxable income (except for tax-exempt interest income)

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. As they invest primarily in tax-exempt bonds, the funds do not expect a significant portion of fund distributions to be derived from qualified dividend income.

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For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

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To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
(800) 621-1048	(202) 942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

Scudder Investments	SEC File Numbers:

	Scudder High Yield Tax-Free Fund	811-2671

A Member of	Scudder Managed Municipal Bond Fund	811-2671

Deutsche Asset Management [LOGO]	Scudder Intermediate Tax/AMT Free Fund	811-3632

SCUDDER

INVESTMENTS

State Tax-Free Income Funds
Classes A, B and C

Prospectus

Scudder California Tax-Free Income Fund

January 1, 2004, as revised April 8, 2004, as further revised June 1, 2004, July 1, 2004 and August 1, 2004

Scudder Florida Tax-Free Income Fund
January 1, 2004, as revised April 8, 2004, as further revised June 1, 2004, July 1, 2004 and August 1, 2004

Scudder Massachusetts Tax-Free Fund
August 1, 2004
Scudder New York Tax-Free Income Fund

January 1, 2004, as revised April 8, 2004, as further revised June 1, 2004, July 1, 2004 and August 1, 2004

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C
ticker symbol	KCTAX	KCTBX	KCTCX
fund number	009	209	309

Scudder California Tax-Free Income Fund

The Fund’s Main Investment Strategy

The fund seeks a high level of current income that is exempt from California State and federal income taxes.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from federal and California State income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax.

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include industrial development bonds, municipal lease obligations and investments representing an interest therein.

The portfolio managers look for securities that appear to offer the best total return potential and often seek those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other from economic outlooks, possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between five and nine years.

CREDIT QUALITY POLICIES Normally, at least 90% of the fund’s municipal securities are in the top four grades of credit quality. Up to 10% of the fund’s municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

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In addition, they may use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities), for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the fund may also be subject to additional specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for California taxpayers who are in a moderate to high tax bracket and who are interested in a long-term investment that seeks to generate tax-free income.

5

Industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. In addition, certain municipal lease obligations may be considered illiquid and thus, more likely to default or become difficult to sell because they carry limited credit backing.

Focused Investing Risk. The fact that the fund may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund’s securities in a similar manner. For example, California residents’ high sensitivity to taxes could make it hard to raise taxes in order to meet obligations or the state’s economy could be hurt by natural disasters.

Due to a variety of factors, many local California municipalities, as well as the state, have experienced credit rating downgrades during the 2001-2003 timeframe. In December 2002, the ratings of the state’s general obligation bonds were reduced by Standard & Poor’s and Fitch. In the summer of 2003, the ratings of Standard & Poor’s and Moody’s were reduced. In December 2003, Moody’s again reduced its rating of the state’s general obligation bonds, citing concerns over the state’s recent action to cut vehicle license fees, as well as the state’s continuing inability to reach political consensus on solutions to its budget and financial difficulties. As of December 11, 2003, California’s general obligation bond credit ratings were “BBB” by Standard and Poor’s, “Baa1” by Moody’s and “A” by Fitch. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected. For more information, see the Statement of Additional Information, under “State Specific Risk Factors.”

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

6

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a large number of issuers.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

•	political or legal actions could change the way the fund’s dividends are treated for tax purposes

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk is generally greater for junk bonds than for investment-grade bonds

7

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class B and C is May 31, 1994. The performance figures before that date are based on the historical performance of the fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of Class B and C (the Class C front-end sales charge was eliminated on March 1, 2004).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Scudder California Tax-Free Income Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993	12.59
1994	-5.47
1995	19.48
1996	2.98
1997	8.59
1998	6.02
1999	-3.70
2000	12.97
2001	2.73
2002	10.00

2003 Total Return as of September 30: 2.48%

For the periods included in the bar chart:

Best Quarter: 7.68%, Q1 1995	Worst Quarter: -4.51%, Q1 1994

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Average Annual Total Returns (%) as of 12/31/2002

	1 Year	5 Years	10 Years
Class A
Return before Taxes	5.05	4.50	5.72
Return after Taxes on Distributions	5.05	4.40	5.46
Return after Taxes on Distributions and Sale of Fund Shares	4.69	4.46	5.45
Class B (Return before Taxes)	6.07	4.44	5.36
Class C (Return before Taxes)	7.81	4.27	5.07
Index (reflects no deductions for fees, expenses or taxes)	9.60	6.06	6.71

Index: The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

9

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	4.50		None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	^1	4.00	1.00

Annual Operating Expenses, deducted from fund assets
Management Fee	0.53%		0.53%	0.53%
Distribution/Service (12b-1) Fees	0.18		0.99	0.98
Other Expenses^2	0.07		0.10	0.08

Total Annual Operating Expenses^3, ^4	0.78		1.62	1.59

^1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase.
^2	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.
^3	Through September 30, 2005, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.80% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.
^4	In addition to the fee cap described above, through September 30, 2004 the fund’s advisor, accounting agent, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the fund’s total operating expenses at 1.51% and 1.55% for Classes B and C, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$526	$688	$864	$1,373
Class B shares	565	811	1,081	1,490
Class C shares	262	502	866	1,889

Expenses, assuming you kept your shares
Class A shares	$526	$688	$864	$1,373
Class B shares	165	511	881	1,490
Class C shares	162	502	866	1,889

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	Class A	Class B	Class C
ticker symbol	KFLAX	KFLBX	KFLCX
fund number	027	227	327

Scudder Florida Tax-Free Income Fund

The Fund’s Main Investment Strategy

The fund seeks a high level of current income that is exempt from federal income taxes.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from federal and Florida income tax, if any. In addition, the fund normally invests at least 65% of net assets in municipal securities and other securities that are exempt from the Florida intangibles tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax.

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include industrial development bonds, municipal lease obligations and investments representing an interest therein.

The portfolio managers look for securities that appear to offer the best total return potential and often seek those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks, possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

CREDIT QUALITY POLICIES Normally, at least 90% of the fund’s municipal securities are in the top four grades of credit quality. Up to 10% of the fund’s municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

11

Although the managers may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between five and nine years.

In addition, they may use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities), for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the fund may also be subject to additional specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for Florida residents who can invest for the long-term and who are interested in tax-free income.

12

Industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

Focused Investing Risk. The fact that the fund may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund’s securities in a similar manner. For example, the state’s agricultural, retirement-related or tourism industries could experience cyclical downturns or long-term erosion, hurting the local economy.

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a large number of issuers.

Intangibles Tax Risk. While the fund will generally seek investments that will permit the fund’s shares to be exempt from the Florida intangibles tax, there is no assurance that the exemption will be available. To qualify for the exemption, at least 90% of the fund’s assets must be in exempt investments at year end.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

13

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

•	political or legal actions could change the way the fund’s dividends are treated for tax purposes

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk is generally greater for junk bonds than for investment-grade bonds

14

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how the fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class B and C is May 31, 1994. The performance figures before that date are based on the historical performance of the fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of Class B and C (the Class C front-end sales charge was eliminated on March 1, 2004).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Scudder Florida Tax-Free Income Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993	13.50
1994	-3.91
1995	18.40
1996	2.70
1997	8.67
1998	5.48
1999	-4.22
2000	11.31
2001	4.37
2002	9.73

2003 Total Return as of September 30: 3.40%

For the periods included in the bar chart:

Best Quarter: 7.08%, Q1 1995	Worst Quarter: -4.85%, Q1 1994

15

Average Annual Total Returns (%) as of 12/31/2002

	1 Year	5 Years	10 Years
Class A
Return before Taxes	4.79	4.25	5.66
Return after Taxes on Distributions	4.79	4.13	5.41
Return after Taxes on Distributions and Sale of Fund Shares	4.45	4.22	5.39
Class B (Return before Taxes)	5.84	4.16	5.26
Class C (Return before Taxes)	7.68	4.10	5.16
Index (reflects no deductions for fees, expenses or taxes)	9.60	6.06	6.71

Index: The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Total return for 1993 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

16

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	4.50		None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	^1	4.00	1.00

Annual Operating Expenses, deducted from fund assets
Management Fee	0.55%		0.55%	0.55%
Distribution/Service (12b-1) Fees	0.19		0.99	1.00
Other Expenses^2	0.20		0.21	0.22

Total Annual Operating Expenses^3,^ 4	0.94		1.75	1.77

^1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase.
^2	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.
^3	Through September 30, 2005, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.80% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.
^4	In addition to the fee cap described above, through September 30, 2004 the fund’s advisor, accounting agent, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the fund’s total operating expenses at 1.48% and 1.62% for Classes B and C, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$542	$736	$947	$1,553
Class B shares	578	851	1,149	1,651
Class C shares	280	557	959	2,084

Expenses, assuming you kept your shares
Class A shares	$542	$736	$947	$1,553
Class B shares	178	551	949	1,651
Class C shares	180	557	959	2,084

17

	Class A	Class B	Class C
ticker symbol	SQMAX	SQMBX	SQMCX
fund number	412	612	712

Scudder Massachusetts Tax-Free Fund

The Fund’s Main Investment Strategy

The fund seeks income that is exempt from Massachusetts personal and federal income taxes. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Massachusetts municipal securities. For purposes of this 80% requirement, Massachusetts municipal securities are securities whose income is exempt from federal and Massachusetts personal income taxes, which may include securities of issuers located outside Massachusetts. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax.

The fund can buy many types of municipal securities of all maturities. These may include, without limitation, revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include industrial development bonds, municipal lease obligations and investments representing an interest therein.

The portfolio managers look for securities that appear to offer the best total return potential and often seek those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

CREDIT QUALITY POLICIES This fund normally invests at least 75% of net assets in municipal securities of the top four grades of credit quality. The fund could invest up to 25% of total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds generally pay higher yields but also have higher volatility and higher risk of default on payments of interest or principal.

18

Although the managers may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between five and nine years.

In addition, they may use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities), for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield (or junk) bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for Massachusetts taxpayers who are in a moderate to high tax bracket and who are interested in tax-free income.

19

Focused Investing Risk. The fact that the fund may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund’s securities in a similar manner. For example, the state’s technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy. Recently, many states, including Massachusetts, have faced severe fiscal difficulties due to the current economic downturn, increased expenditures on domestic security and reduced monetary support from the federal government. Over time, these issues may have the ability to impair a state’s ability to repay its obligations.

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers as compared to a diversified fund. Thus, the performance of one or a small number of portfolio holdings can affect the fund’s overall performance more than if the fund invested in a large number of issuers.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

20

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

•	political or legal actions could change the way the fund’s dividends are treated for tax purposes

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk is generally greater for junk bonds than for investment grade bonds

21

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 18, 2001. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Classes A, B or C and the current applicable sales charges of Class A, B or C, as applicable. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Scudder Massachusetts Tax-Free Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	-6.45
1995	17.57
1996	3.79
1997	8.24
1998	5.91
1999	-2.55
2000	10.61
2001	4.05
2002	10.63
2003	4.89

2004 Total Return as of June 30: -1.25%

For the periods included in the bar chart:

Best Quarter: 7.41%, Q1 1995	Worst Quarter: -6.15%, Q1 1994

22

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class A
Return before Taxes	0.17	4.45	4.99
Return after Taxes on Distributions	0.17	4.44	4.97
Return after Taxes on Distributions and Sale of Fund Shares	0.04	4.37	4.94
Class B (Return before Taxes)	1.09	4.40	4.63
Class C (Return before Taxes)	4.03	4.59	4.65
Index (reflects no deductions for fees, expenses or taxes)	5.31	5.83	6.03

Index: The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Total returns for 1994 through 1996 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

23

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	4.50		None	None
Maximum Deferred Sales Charge (Load) (as a % of redemption proceeds)	None	^1	4.00	1.00

Annual Operating Expenses, deducted from fund assets
Management Fee	0.58%		0.58%	0.58%
Distribution/Service (12b-1) Fee	0.21		0.99	0.99
Other Expenses^2	0.14		0.16	0.14

Total Annual Operating Expenses^3	0.93		1.73	1.71

^1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase.
^2	Restated and estimated to reflect the termination of the fixed rate administrative fee.
^3	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 0.73% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$541	$733	$942	$1,542
Class B shares	576	845	1,139	1,634
Class C shares	274	539	928	2,019

Expenses, assuming you kept your shares
Class A shares	$541	$733	$942	$1,542
Class B shares	176	545	939	1,634
Class C shares	174	539	928	2,019

24

	Class A	Class B	Class C
ticker symbol	KNTAX	KNTBX	KNTCX
fund number	026	226	326

Scudder New York Tax-Free Income Fund

The Fund’s Main Investment Strategy

The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax.

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include industrial development bonds, municipal lease obligations and investments representing an interest therein.

The portfolio managers look for securities that appear to offer the best total return potential and often seek those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks, possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

CREDIT QUALITY POLICIES Normally, at least 90% of the fund’s municipal securities are in the top four grades of credit quality. Up to 10% of the fund’s municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

25

Although the managers may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between five and nine years.

In addition, they may use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities), for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the fund may also be subject to additional specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for New York resident taxpayers who are investing for the long term and are interested in tax-free income.

26

Industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

Focused Investing Risk. The fact that the fund may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund’s securities in a similar manner. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such crises before.

The fund’s ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. In particular, New York City and New York State have suffered financial difficulties resulting from the terrorist attack on the World Trade Center on September 11, 2001.

A credit rating downgrade of one of these issuers could affect the market values and marketability of some New York municipal securities and hurt the fund’s performance. As a result, the fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase.

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a large number of issuers.

27

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

•	political or legal actions could change the way the fund’s dividends are treated for tax purposes

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk is generally greater for junk bonds than for investment-grade bonds

28

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class B and C is May 31, 1994. The performance figures before that date are based on the historical performance of the fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of Class B and C (the Class C front-end sales charge was eliminated on March 1, 2004).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Scudder New York Tax-Free Income Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993	12.95
1994	-4.95
1995	17.98
1996	2.54
1997	8.89
1998	6.00
1999	-4.15
2000	12.10
2001	3.74
2002	10.11

2003 Total Return as of September 30: 3.06%

For the periods included in the bar chart:

Best Quarter: 6.44%, Q1 1995	Worst Quarter: -4.47%, Q1 1994

29

Average Annual Total Returns (%) as of 12/31/2002

	1 Year	5 Years	10 Years
Class A
Return before Taxes	5.15	4.44	5.67
Return after Taxes on Distributions	5.15	4.32	5.41
Return after Taxes on Distributions and Sale of Fund Shares	4.70	4.37	5.39
Class B (Return before Taxes)	6.06	4.38	5.28
Class C (Return before Taxes)	8.10	4.36	5.17
Index (reflects no deductions for fees, expenses or taxes)	9.60	6.06	6.71

Index: The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

30

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	4.50		None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	^1	4.00	1.00

Annual Operating Expenses, deducted from fund assets
Management Fee	0.54%		0.54%	0.54%
Distribution/Service (12b-1) Fees	0.17		0.98	0.98
Other Expenses^2	0.10		0.14	0.10

Total Annual Operating Expenses^3, ^4	0.81		1.66	1.62

^1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase.
^2	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.
^3	Through September 30, 2005, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.80% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.
^4	In addition to the fee cap described above, through September 30, 2004 the fund’s advisor, accounting agent, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the fund’s total operating expenses at 1.49% and 1.56% for Classes B and C, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$529	$697	$879	$1,407
Class B shares	569	823	1,102	1,530
Class C shares	265	511	881	1,922

Expenses, assuming you kept your shares
Class A shares	$529	$697	$879	$1,407
Class B shares	169	523	902	1,530
Class C shares	165	511	811	1,922

31

Other Policies and Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, each fund’s Board could change that fund’s investment goal without seeking shareholder approval. However, the policy of investing at least 80% of net assets in municipal securities exempt from federal income tax and state income tax of the named state for each fund cannot be changed without shareholder approval.

•	As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, the fund would not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions. Temporary investments may be taxable.

•	The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its judgment that the securities are of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

32

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of each fund’s Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder California Tax-Free Income Fund	0.53%
Scudder Florida Tax-Free Income Fund	0.55%
Scudder Massachusetts Tax-Free Fund	0.58%
Scudder New York Tax-Free Income Fund	0.54%

33

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

34

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder California Tax-Free Income Fund

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1983 and the fund in 2000.

•	Over 28 years of investment industry experience.

•	MBA, University of Massachusetts at Amherst.

Eleanor R. Brennan

CFA, Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 1999.

•	Over 17 years of investment industry experience.

•	MS, Drexel University.

Matthew J. Caggiano

CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1989 and the fund in 1999.

•	14 years of investment industry experience.

•	MS, Boston College.

Scudder Florida Tax-Free Income Fund.

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1983 and the fund in 2000.

•	Over 28 years of investment industry experience.

•	MBA, University of Massachusetts at Amherst.

Eleanor R. Brennan

CFA, Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 1998.

•	Over 17 years of investment industry experience.

•	MS, Drexel University.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1986 and the fund in 1998.

•	Over 18 years of investment industry experience.

Scudder Massachusetts Tax-Free Fund

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1983 and the fund in 1989.

•	Over 28 years of investment industry experience.

•	MBA, University of Massachusetts at Amherst.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1986 and the fund in 1999.

•	Over 18 years of investment industry experience.

Scudder New York Tax-Free Income Fund

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1983 and the fund in 2000.

•	Over 28 years of investment industry experience.

•	MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield

CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1986 and the fund in 1999.

•	Over 17 years of investment industry experience.

Eleanor R. Brennan

CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 1999.

•	Over 17 years of investment industry experience.

•	MS, Drexel University.

35

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund has been audited by Ernst & Young LLP, independent auditors, and the information for Scudder Massachusetts Tax-Free Fund has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder California Tax-Free Income Fund — Class A

Years Ended August 31,	2003	2002^a	2001		2000	1999
Selected Per Share Data
Net asset value, beginning of period	$7.66	$7.60	$7.30		$7.10	$7.65

Income from investment operations:
Net investment income	.34	.34	.35		.34	.34
Net realized and unrealized gain (loss) on investment transactions	(.24)	.05	.30		.20	(.41)

Total from investment operations	.10	.39	.65		.54	(.07)

Less distributions from:
Net investment income	(.34)	(.33)	(.35)		(.34)	(.34)
Net realized gains on investment transactions	—	—	—		—	(.14)

Total distributions	(.34)	(.33)	(.35)		(.34)	(.48)

Net asset value, end of period	$7.42	$7.66	$7.60		$7.30	$7.10

Total Return (%)^b	1.27	5.43	9.15		7.97	(1.07)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	677	720	753		767	855
Ratio of expenses before expense reductions (%)	.79	.81	.88	^c	.85	.82
Ratio of expenses after expense reductions (%)	.79	.81	.87	^c	.84	.82
Ratio of net investment income (%)	4.40	4.55	4.69		4.98	4.60
Portfolio turnover rate (%)	33	24	26		57	62

^a	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 4.54% to 4.55%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .87% and .86%, respectively.

36

Scudder California Tax-Free Income Fund — Class B

Years Ended August 31,	2003	2002^a	2001		2000	1999
Selected Per Share Data
Net asset value, beginning of period	$7.67	$7.61	$7.31		$7.11	$7.66

Income from investment operations:
Net investment income	.27	.28	.29		.29	.28
Net realized and unrealized gain (loss) on investment transactions	(.24)	.05	.30		.20	(.41)

Total from investment operations	.03	.33	.59		.49	(.13)

Less distributions from:
Net investment income	(.27)	(.27)	(.29)		(.29)	(.28)
Net realized gains on investment transactions	—	—	—		—	(.14)

Total distributions	(.27)	(.27)	(.29)		(.29)	(.42)

Net asset value, end of period	$7.43	$7.67	$7.61		$7.31	$7.11

Total Return (%)^b	.40	4.51	8.28		7.14	(1.90)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	30	33		33	37
Ratio of expenses before expense reductions (%)	1.65	1.65	1.70	^c	1.64	1.65
Ratio of expenses after expense reductions (%)	1.65	1.65	1.69	^c	1.63	1.65
Ratio of net investment income (%)	3.54	3.71	3.87		4.19	3.75
Portfolio turnover rate (%)	33	24	26		57	62

^a	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.70% to 3.71%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.69%, respectively.

37

Scudder California Tax-Free Income Fund — Class C

Years Ended August 31,	2003	2002^a	2001		2000	1999
Selected Per Share Data
Net asset value, beginning of period	$7.62	$7.55	$7.26		$7.05	$7.60

Income from investment operations:
Net investment income	.27	.27	.29		.29	.28
Net realized and unrealized gain (loss) on investment transactions	(.25)	.06	.29		.21	(.41)

Total from investment operations	.02	.33	.58		.50	(.13)

Less distributions from:
Net investment income	(.27)	(.26)	(.29)		(.29)	(.28)
Net realized gains on investment transactions	—	—	—		—	(.14)

Total distributions	(.27)	(.26)	(.29)		(.29)	(.42)

Net asset value, end of period	$7.37	$7.62	$7.55		$7.26	$7.05

Total Return (%)^b	.20	4.56	8.19		7.34	(1.91)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	10		5	4
Ratio of expenses before expense reductions (%)	1.69	1.69	1.72	^c	1.64	1.68
Ratio of expenses after expense reductions (%)	1.69	1.69	1.69	^c	1.63	1.68
Ratio of net investment income (%)	3.50	3.67	3.85		4.19	3.71
Portfolio turnover rate (%)	33	24	26		57	62

^a	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.66% to 3.67%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.69%, respectively.

38

Scudder Florida Tax-Free Income Fund — Class A

Years Ended August 31,	2003	2002^a	2001		2000	1999
Selected Per Share Data
Net asset value, beginning of period	$10.56	$10.40	$9.85		$9.72	$10.62

Income (loss) from investment operations:
Net investment income	.44	.45	.46		.45	.47
Net realized and unrealized gain (loss) on investment transactions	(.21)	.15	.57		.13	(.68)

Total from investment operations	.23	.60	1.03		.58	(.21)

Less distributions from:
Net investment income	(.43)	(.44)	(.48)		(.45)	(.47)
Net realized gains on investment transactions	—	—	—		—	(.22)

Total distributions	(.43)	(.44)	(.48)		(.45)	(.69)

Net asset value, end of period	$10.36	$10.56	$10.40		$9.85	$9.72

Total Return (%)^b	2.21	6.05	10.77		6.15	(2.13)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	68	66		70	85
Ratio of expenses before expense reductions (%)	.84	.89	.91	^c	1.00	.88
Ratio of expenses after expense reductions (%)	.84	.89	.89	^c	.99	.88
Ratio of net investment income (%)	4.16	4.38	4.67		4.80	4.57
Portfolio turnover rate (%)	42	14	13		21	56

^a	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 4.33% to 4.38%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .87%, respectively.

39

Scudder Florida Tax-Free Income Fund — Class B

Years Ended August 31,	2003	2002^a	2001		2000	1999
Selected Per Share Data
Net asset value, beginning of period	$10.54	$10.38	$9.83		$9.71	$10.60

Income (loss) from investment operations:
Net investment income	.35	.37	.38		.38	.39
Net realized and unrealized gain (loss) on investment transactions	(.21)	.14	.56		.12	(.67)

Total from investment operations	.14	.51	.94		.50	(.28)

Less distributions from:
Net investment income	(.34)	(.35)	(.39)		(.38)	(.39)
Net realized gains on investment transactions	—	—	—		—	(.22)

Total distributions	(.34)	(.35)	(.39)		(.38)	(.61)

Net asset value, end of period	$10.34	$10.54	$10.38		$9.83	$9.71

Total Return (%)^b	1.35	5.16	9.77		5.32	(2.85)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	6		6	6
Ratio of expenses before expense reductions (%)	1.69	1.71	1.79	^c	1.77	1.69
Ratio of expenses after expense reductions (%)	1.69	1.71	1.74	^c	1.76	1.69
Ratio of net investment income (%)	3.31	3.56	3.82		4.03	3.76
Portfolio turnover rate (%)	42	14	13		21	56

^a	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.51% to 3.56%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.75% and 1.73%, respectively.

40

Scudder Florida Tax-Free Income Fund — Class C

Years Ended August 31,	2003	2002^a	2001		2000	1999
Selected Per Share Data
Net asset value, beginning of period	$10.55	$10.38	$9.83		$9.71	$10.60

Income (loss) from investment operations:
Net investment income	.35	.37	.37		.38	.39
Net realized and unrealized gain (loss) on investment transactions	(.22)	.14	.56		.12	(.67)

Total from investment operations	.13	.51	.93		.50	(.28)

Less distributions from:
Net investment income	(.34)	(.34)	(.38)		(.38)	(.39)
Net realized gains on investment transactions	—	—	—		—	(.22)

Total distributions	(.34)	(.34)	(.38)		(.38)	(.61)

Net asset value, end of period	$10.34	$10.55	$10.38		$9.83	$9.71

Total Return (%)^b	1.25	5.12	9.69		5.34	(2.84)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1	.9		1	1
Ratio of expenses before expense reductions (%)	1.68	1.70	1.97	^c	1.74	1.68
Ratio of expenses after expense reductions (%)	1.68	1.70	1.84	^c	1.73	1.68
Ratio of net investment income (%)	3.32	3.57	3.73		4.06	3.76
Portfolio turnover rate (%)	42	14	13		21	56

^a	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.52% to 3.57%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.85% and 1.83%, respectively.

41

Scudder Massachusetts Tax-Free Fund — Class A

Years Ended March 31,	2004		2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$14.80		$14.10	$14.29

Income (loss) from investment operations:
Net investment income	.65		.66	.53
Net realized and unrealized gain (loss) on investment transactions	.11		.71	(.19)

Total from investment operations	.76		1.37	.34

Less distributions from:
Net investment income	(.65)		(.66)	(.53)
Net realized gain on investment transactions	—		(.01)	—

Total distributions	(.65)		(.67)	(.53)

Net asset value, end of period	$14.91		$14.80	$14.10

Total Return (%)^b	5.25	^c	9.88	2.34	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		14	3
Ratio of expenses before expense reductions (%)	.97		.97	1.02	*
Ratio of expenses after expense reductions (%)	.95		.97	1.02	*
Ratio of net investment income (%)	4.40		4.51	4.69	*
Portfolio turnover rate (%)	25		37	30

^a	For the period from June 18, 2001 (commencement of operations of Class A shares) to March 31, 2002.
^b	Total return does not reflect the effect of any sales charges.
^c	Total returns would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

42

Scudder Massachusetts Tax-Free Fund — Class B

Years Ended March 31,	2004		2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$14.79		$14.10	$14.29

Income (loss) from investment operations:
Net investment income	.53		.54	.44
Net realized and unrealized gain (loss) on investment transactions	.11		.70	(.19)

Total from investment operations	.64		1.24	.25

Less distributions from:
Net investment income	(.53)		(.54)	(.44)
Net realized and gain on investment transactions	—		(.01)	—

Total distributions	(.53)		(.55)	(.44)

Net asset value, end of period	$14.90		$14.79	$14.10

Total Return (%)^b	4.39	^c	8.89	1.76	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		7	2
Ratio of expenses before expense reductions (%)	1.80		1.80	1.82	*
Ratio of expenses after expense reductions (%)	1.77		1.80	1.82	*
Ratio of net investment income (%)	3.58		3.68	3.89	*
Portfolio turnover rate (%)	25		37	30

^a	For the period from June 18, 2001 (commencement of operations of Class B shares) to March 31, 2002.
^b	Total return does not reflect the effect of any sales charges.
^c	Total returns would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

43

Scudder Massachusetts Tax-Free Fund — Class C

Years Ended March 31,	2004		2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$14.80		$14.11	$14.29

Income (loss) from investment operations:
Net investment income	.53		.54	.44
Net realized and unrealized gain (loss) on investment transactions	.10		.70	(.18)

Total from investment operations	.63		1.24	.26

Less distributions from:
Net investment income	(.53)		(.54)	(.44)
Net realized gain on investment transactions	—		(.01)	—

Total distributions	(.53)		(.55)	(.44)

Net asset value, end of period	$14.90		$14.80	$14.11

Total Return (%)^b	4.34	^c	8.91	1.82	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		4	1
Ratio of expenses before expense reductions (%)	1.78		1.79	1.79	*
Ratio of expenses after expense reductions (%)	1.75		1.79	1.79	*
Ratio of net investment income (%)	3.60		3.69	3.92	*
Portfolio turnover rate (%)	25		37	30

^a	For the period from June 18, 2001 (commencement of operations of Class C shares) to March 31, 2002.
^b	Total return does not reflect the effect of any sales charges.
^c	Total returns would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

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Scudder New York Tax-Free Income Fund — Class A

Years Ended August 31,	2003	2002^a	2001		2000	1999
Selected Per Share Data
Net asset value, beginning of period	$11.12	$11.03	$10.39		$10.22	$11.11

Income (loss) from investment operations:
Net investment income	.46	.47	.47		.47	.49
Net realized and unrealized gain (loss) on investment transactions	(.24)	.09	.64		.17	(.63)

Total from investment operations	.22	.56	1.11		.64	(.14)

Less distributions from:
Net investment income	(.46)	(.47)	(.47)		(.47)	(.49)
Net realized gains on investment transactions	—	—	—		—	(.26)

Total distributions	(.46)	(.47)	(.47)		(.47)	(.75)

Net asset value, end of period	$10.88	$11.12	$11.03		$10.39	$10.22

Total Return (%)^b	1.99	5.31	10.91		6.50	(1.52)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	169	183	188		201	236
Ratio of expenses before expense reductions (%)	.85	.85	.94	^c	.89	.88
Ratio of expenses after expense reductions (%)	.85	.85	.92	^c	.88	.88
Ratio of net investment income (%)	4.18	4.36	4.39		4.68	4.49
Portfolio turnover rate (%)	24	24	17		26	69

^a	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001. The effect of this change did not impact the ratio of net investment income to average net assets. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .93% and .92%, respectively.

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Scudder New York Tax-Free Income Fund — Class B

Years Ended August 31,	2003	2002^a	2001		2000	1999
Selected Per Share Data
Net asset value, beginning of period	$11.13	$11.04	$10.40		$10.23	$11.13

Income (loss) from investment operations:
Net investment income	.37	.38	.39		.38	.39
Net realized and unrealized gain (loss) on investment transactions	(.23)	.09	.64		.17	(.64)

Total from investment operations	.14	.47	1.03		.55	(.25)

Less distributions from:
Net investment income	(.37)	(.38)	(.39)		(.38)	(.39)
Net realized gains on investment transactions	—	—	—		—	(.26)

Total distributions	(.37)	(.38)	(.39)		(.38)	(.65)

Net asset value, end of period	$10.90	11.13	$11.04		$10.40	$10.23

Total Return (%)^b	1.22	4.41	10.07		5.60	(2.44)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	12	14		12	14
Ratio of expenses before expense reductions (%)	1.71	1.71	1.73	^c	1.71	1.73
Ratio of expenses after expense reductions (%)	1.71	1.71	1.70	^c	1.70	1.73
Ratio of net investment income (%)	3.32	3.51	3.60		3.86	3.64
Portfolio turnover rate (%)	24	24	17		26	69

^a	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.50% to 3.51%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.71% and 1.70%, respectively.

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Scudder New York Tax-Free Income Fund — Class C

Years Ended August 31,	2003	2002^a	2001		2000	1999
Selected Per Share Data
Net asset value, beginning of period	$11.11	$11.02	$10.38		$10.21	$11.10

Income (loss) from investment operations:
Net investment income	.37	.38	.39		.39	.40
Net realized and unrealized gain (loss) on investment transactions	(.23)	.09	.64		.17	(.63)

Total from investment operations	.14	.47	1.03		.56	(.23)

Less distributions from:
Net investment income	(.37)	(.38)	(.39)		(.39)	(.40)
Net realized gains on investment transactions	—	—	—		—	(.26)

Total distributions	(.37)	(.38)	(.39)		(.39)	(.66)

Net asset value, end of period	$10.88	$11.11	$11.02		$10.38	$10.21

Total Return (%)^b	1.24	4.41	10.16		5.64	(2.33)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	4		4	4
Ratio of expenses before expense reductions (%)	1.68	1.69	1.73	^c	1.70	1.71
Ratio of expenses after expense reductions (%)	1.68	1.69	1.68	^c	1.69	1.71
Ratio of net investment income (%)	3.35	3.53	3.62		3.87	3.65
Portfolio turnover rate (%)	24	24	17		26	69

^a	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.52% to 3.53%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.68%, respectively.

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How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

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Choosing a Share Class

This prospectus offers three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare
Class A

• Sales charges of up to 4.50% charged when you buy shares • In most cases, no charges when you sell shares • Up to 0.25% annual shareholder servicing fee	• Some investors may be able to reduce or eliminate their sales charges; see next page • Total annual expenses are lower than those for Class B or Class C

Class B

•      No charges when you buy shares

•      Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

•      Up to 1.00% annual distribution/shareholder servicing fee

• The deferred sales charge rate falls to zero after six years • Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C

• No charges when you buy shares • Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year • Up to 1.00% annual distribution/shareholder servicing fee	• The deferred sales charge rate is lower than Class B, but your shares never convert to Class A, so annual expenses remain higher

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, each fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

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Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Front-end Sales Charge as a % of offering price*	Front-end Sales Charge as a % of your net investment
Up to $100,000	4.50%	4.71%
$100,000-$249,999	3.50	3.63
$250,000-$499,999	2.60	2.67
$500,000-$999,999	2.00	2.04
$1 million or more	See below and next page

*	The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $100,000 over the next 24 months (“letter of intent”)

•	the amount of shares you already own (including shares in certain other funds) plus the amount you’re investing now is at least $100,000 (“cumulative discount”)

•	you are investing a total of $100,000 or more in several funds at once (“combined purchases”)

The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category in the table above, it’s generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

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You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

•	exchanging an investment in Class A shares of another fund for an investment in the fund

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within 12 to 18 months of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

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Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00%
Fourth or fifth year	2.00%
Sixth year	1.00%
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in these funds or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

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Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any front-end sales charge, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

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How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts	$50 or more for regular accounts

$50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)

• Fill out and sign an application • Send it to us at the appropriate address, along with an investment check

•      Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below

•      If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone	• Call (800) 621-1048 for instructions

Not available

With an automatic investment plan Not available	• To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet

Not available	• Call (800) 621-1048 to establish Internet access • Go to www.scudder.com and log in • Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

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How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 59

$50 or more for exchanges between existing accounts

Through a financial advisor

• Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you
By phone or wire
• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail, express mail or fax

(see previous page)

Write a letter that includes:	Write a letter that includes:

•      the fund, class and account number you’re exchanging out of

•      the dollar amount or number of shares you want to exchange

•      the name and class of the fund you want to exchange into

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

•      the fund, class and account number from which you want to sell shares

•      the dollar amount or number of shares you want to sell

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

With an automatic exchange plan

• To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a fund account, call (800) 621-1048

On the Internet

• Call (800) 621-1048 to establish Internet access • Go to www.scudder.com and log in • Follow the instructions for making on-line exchanges	• Call (800) 621-1048 to establish Internet access • Go to www.scudder.com and log in • Follow the instructions for making on-line redemptions

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C shares. Certain funds have other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

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Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

58

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

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There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist.

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors, Inc., the fund’s distributor, that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

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If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

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How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by a fund’s Board that are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund’s value for a security is likely to be different from the last pricing service information or quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

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•	reject a new account application if you don’t provide any required or requested identifying information, or for any other reasons

•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice so you can either increase your balance or close your account (this policy doesn’t apply if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or, in any case, where a fall in share price created the low balance)

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out earnings to shareholders:

•	Income: declared daily and paid monthly

•	Short-term and long-term capital gains: November or December or otherwise as needed

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Buying and selling fund shares will usually have tax consequences for you. Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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Dividends from these funds are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:

•	a portion of a fund’s dividends may be taxable if it came from investments in taxable securities as described in the table below

•	because each fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

•	capital gains distributions may be taxable as described in the table below

The tax status of any taxable fund earnings, should you receive them, and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:
Taxable distributions from a fund
• gains from the sale of securities held by a fund for more than one year • qualified dividend income	• gains from the sale of securities held by a fund for one year or less • all other taxable income (except for tax-exempt interest income)

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. As they invest primarily in tax-exempt bonds, the funds do not expect a significant portion of fund distributions to be derived from qualified dividend income.

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For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

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Notes

Notes

Notes

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
(800) 621-1048	(202) 942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SCUDDER INVESTMENTS	SEC File Numbers:
	Scudder California Tax-Free Income Fund	811-3657
A Member of	Scudder Florida Tax-Free Income Fund	811-3657
Deutsche Asset Management [LOGO]	Scudder Massachusetts Tax-Free Fund	811-3749
	Scudder New York Tax-Free Income Fund	811-3657

SCUDDER STATE TAX-FREE TRUST

Scudder Massachusetts Tax-Free Fund (Class A, B and C Shares)

August 1, 2004

SCUDDER STATE TAX-FREE INCOME SERIES

Scudder California Tax-Free Income Fund (Class A, B and C Shares)

Scudder Florida Tax-Free Income Fund (Class A, B and C Shares)

Scudder New York Tax-Free Income Fund (Class A, B and C Shares)

January 1, 2004, as revised February 6, 2004, as further revised March 1, 2004, March 12, 2004, April 29, 2004, June 18, 2004 and August 1, 2004

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2004

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for Scudder Massachusetts Tax-Free Fund (a “Fund”), a series of Scudder State Tax-Free Trust (a “Trust”) dated August 1, 2004 and Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund (each a “Fund,” and collectively with Scudder Massachusetts Tax-Free Fund, the “Funds”), each a series of Scudder State Tax-Free Income Series (a “Trust” and collectively with Scudder State Tax-Free Trust, the “Trusts”), dated January 1, 2004, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders dated March 31, 2004, for Scudder Massachusetts Tax-Free Fund and August 31, 2003, for Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund accompany this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

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INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Massachusetts Tax-Free Fund and Scudder New York Tax-Free Income Fund each have elected to be classified as a non-diversified series of an open-end investment management company.

A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the “1940 Act”) as to the proportion of its assets that it may invest in obligations of a single issuer, the Funds will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of each Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Trustees based upon current circumstances. Nonfundamental policies may be changed by the Trustees of the Trust without requiring approval of or, with certain exceptions, prior notice to shareholders.

As a matter of nonfundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;

(b)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(c)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(d)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(e)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(f)	lend portfolio securities in an amount greater than 5% of its total assets.

(g)	Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund: invest in more than 15% of net assets in illiquid securities.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

As a matter of fundamental policy, at least 80% of each Fund’s net assets will normally be invested in municipal securities. All income distributed by the Fund is expected to be exempt from regular federal income tax. Ordinarily, each Fund expects that 100% of its portfolio securities will be in federally tax-exempt securities although a small portion of its income may be subject to federal, alternative minimum tax (AMT) or state and local taxes.

For Scudder Massachusetts Tax-Free Fund only, for temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund’s assets may be held in cash or invested in short-term taxable investments, including US Government obligations and money market instruments. It is impossible to accurately predict how long such an alternative strategy may be utilized.

The Funds’ distributions from interest on certain municipal securities may be subject to the AMT depending upon investors’ particular situations. However, no more than 20% of each Fund’s net assets will be normally invested in municipal securities whose interest income, when distributed to shareholders, is subject to the individual AMT. In addition, state and local taxes may apply, depending on your state tax laws.

There is no current intention to invest more than 5% of a Fund’s net assets in reverse repurchase agreements.

Moreover, although each Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by a Fund’s investment advisor. To the extent that a Fund’s assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, a Fund will be subject to the risks presented by such projects to a greater extent than it would be if a Fund’s assets were not so concentrated. For purposes of a Fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Although there is no current intention to do so, each Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to a Fund’s fundamental investment policies. Because these bonds are frequently subject to regular federal income tax and AMT, investment in these types of bonds is also subject to a Fund’s limitation on investing municipal securities whose investment income is subject to these taxes. The Funds do not currently consider private activity bonds to be Municipal Securities for purposes of the 80% requirement.

Each Fund is designed for persons who are seeking a high level of income exempt from federal income taxes and from personal income taxes of a particular state. Through a single investment in shares of a Fund, investors receive the benefits of professional management and liquidity. Additionally, each Fund offers the economic advantages of block purchases of securities and relief from administrative details such as accounting for distributions and the safekeeping of securities. The tax exemption of Fund dividends for federal income tax purposes and, if applicable, particular state or local personal income tax purposes does not necessarily result in exemption under the income or other tax laws of any other state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of interest income and investments, and shareholders are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws. The Funds may not be appropriate investments for qualified retirement plans and Individual Retirement Accounts.

The following information as to certain risk factors is given to investors because each Fund concentrates its investments in Municipal Securities of a particular state. Such information constitutes only a summary, does not purport to be a complete description and is based upon information from official statements relating to securities offerings of state issuers. Investors should remember that rating agencies do change ratings periodically so that ratings mentioned here may have changed.

The Funds invest principally in “Municipal Securities,” which are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include:

•	to refund outstanding obligations

•	to obtain funds for general operating expenses

•	to obtain funds to loan to other public institutions and facilities.

The two general classifications of Municipal Securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

The yields on Municipal Securities are dependent on a variety of factors, including general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P, Fitch and Duff represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while Municipal Securities of the same maturity and coupon with different ratings may have the same yield.

The Funds may invest in tax-exempt leases. A tax-exempt lease is an obligation, often a lease purchase or installment contract, pursuant to which a governmental user of a capital asset, such as an item of equipment, agrees to make payments of the purchase price plus interest over a period of years, normally with the right to purchase the asset at the termination of the lease for a nominal amount. Tax-exempt leases normally have a term of only two to seven years, a relatively short period of time, and often have a higher interest rate than tax-exempt investments of a comparable term.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

STATE SPECIFIC RISK FACTORS

Scudder California Tax-Free Income Fund normally invests in bonds issued by California State or its political subdivisions. Scudder Florida Tax-Free Income Fund normally invests in bonds issued by Florida State or its political subdivisions. Scudder Massachusetts Tax-Free Fund normally invests in bonds issued by the Commonwealth of Massachusetts or its political subdivisions. Scudder New York Tax-Free Income Fund normally invests in bonds issued by New York State or its political subdivisions. Each Fund is therefore subject to various statutory, political and economic factors unique to the state of California, Florida, Massachusetts and New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California, Florida, Massachusetts and New York securities owned by each Fund. The information is derived from various public sources, all of which are available to investors generally, and which a Fund believes to be accurate.

Scudder California Tax-Free Income Fund

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Prospectus from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While the Sponsors have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

Following a severe recession beginning in 1990, the State’s financial condition improved markedly during the fiscal years starting in 1995-1996, due to a combination of better than anticipated revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years.

The economy grew strongly during the fiscal years beginning in 1995-1996 through the first part of 2000-2001, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-1996 and 1996-1997 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

The 2000 Budget Act, signed by the Governor on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-2000 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-2000 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties (the “SFEU”) available from surpluses in the prior year. About $7.0 billion of the increased spending in 2000-2001 was for one-time expenditures and investments.

In addition to increased funding for education and health and human services, new funding was also provided on a one-time basis to local governments. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. Further, a total of about $1.5 billion of tax relief was enacted as part of the budget process.

The 2001 Budget Act spending plan included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties (the “SFEU”) at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that during the course of the fiscal year the $6.2 billion advanced by the General Fund to the Department of Water Resources (“DWR”) for power purchases would be repaid with interest from the proceedings of anticipated bond sales. However, the updated estimate of fiscal year 2001-02 revenues and expenditures included in the 2002-03 May Revision revealed that revenues continued to fall below projections, and the DWR power revenue bonds were not issued before June 30, 2002, resulting in substantial budgetary deficit and cash flow difficulties.

Fiscal Year 2002-03 Budget

The 2002-03 Governor’s Budget, released on January 10, 2002 (the “2002-03 Governor’s Budget”), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly affected by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

The May Revision to the Governor’s Budget projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap for 2001-02 and 2002-03 rose from the $12.5 billion estimated in January to $23.6 billion.

The 2002 Budget Act projected General Fund revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $61.1 billion in 2001-02, a drop of $11.7 billion from the final estimates of 2000-01. Most of the decline in projected tax revenues was attributable to the personal income tax. The 2002 Budget Act projected total revenues and transfers to be $73.9 billion in 2001-02. This amount included the repayment of $6.6 billion from the sale of Department of Water Resources (DWR) Revenue Bonds and other sources to repay General Fund loans with interest. The DWR Revenue Bonds were originally expected to be sold in June 2002. However, the sale of such bonds ($11,263,500,000 aggregate principal amount) did not occur until November of 2002.

2002 Budget Act

The 2002 Budget Act was signed by the Governor on September 5, 2002 and did not differ substantially from the May Revision. The 2002 Budget Act projected total General Fund revenues and transfers to be $79.2 billion in 2002-03 ($67.9 billion from the three largest sources) and total General Fund expenditures to be $76.7 billion in 2002-03.

Revenue projections were based on estimates made for the May Revision adjusted for about $2.8 billion in revenue enhancements adopted as part of the 2002 Budget Act, and described below. Major components of the revenue projections were the following:

Personal Income Tax: 2002-03 revenue from this tax was estimated to be $3.8 billion above the prior year level. Of this amount, roughly $1 billion was attributable to recent tax law changes and $2.8 billion was attributable to the economic outlook. Most of this projected growth was attributable to the outlook for personal income wage growth, which is estimated to be $44 billion higher in 2003, an increase of 6.8 percent.

Sales Tax: 2002-03 revenue from this tax was estimated to be $1.4 billion above the prior year level, or 6.5 percent. All of this projected gain was attributable to the economic outlook and, similar to the personal income tax, driven by personal income growth.

Corporation Tax: 2002-03 revenue from this tax was estimated to be $1.7 billion above the prior year level. All of this gain was attributable to recent tax law changes.

The 2002 Budget Act also included Special Fund expenditures of $19.3 billion, with expected Special Fund revenues of $14.7 billion, and $2.8 billion of Bond Fund expenditures. The 2002 Budget Act assumed a General Fund budget reserve (balance in the Special Fund for Economic Uncertainties at June 30, 2003) of about $1 billion.

The 2002 Budget Act projected the closing of a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and tax changes:

1.	Program cost savings in the 2001-02 and 2002-03 fiscal years totaling about $7.458 billion. The largest savings occurred in education, health, social services and State operations, and include deferral or elimination of previously enacted program expansions and elimination of workload and cost of living adjustments in numerous programs. The cost savings include $750 million in unallocated reductions to State operations, which the Administration must implement and which may require additional legislative action. The reductions also include a projected saving of $285 million from early retirement incentives and $75 million from the elimination of vacant positions.

2.	The receipt of $4.5 billion in 2002-03 from the one time securitization (sale) of a large portion of the State’s future receipt of payment from tobacco companies from the settlement of litigation against those companies. This sale was scheduled to close in two segments, with $2.25 billion anticipated in February 2003 and $2.25 billion in April 2003; however, due to market conditions, only $2.5 billion in tobacco-securitization bonds was sold in 2002-03.

3.	A total of $2.028 billion in loans from various funds, including $1.218 billion from transportation funds.

4.	The shift of $1.328 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.

5.	The receipt of $1.2 billion additional revenues in 2002-03 from a two-year suspension of the net operating loss provisions in current law.

6.	General Fund savings of $1.728 billion from the deferral of $1.047 billion of education expenditures from 2001-02 to early 2002-03 and $681 million of education expenditures from 2002-03 to early 2003-04.

7.	General Fund savings of $1.083 billion ($223 million in 2001-02 and $860 million in 2002-03) from a State Debt Restructuring Plan to amortize the State’s long-term debt to more closely approximate level annual debt service costs rather than level annual principal. This plan also included the issuance of refunding debt to pay selected maturities of State general obligation bonds.

8.	Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion.

9.	Additional revenue of $1.651 billion in 2002-03 due to Federal Tax Conformity and Tax Compliance ($1.081 billion); increasing the withholding on stock option and bonus income from 6 percent to

9.3 percent ($400 million); and suspending the teacher retention credit for one year ($170 million). Federal Tax Conformity and Tax Compliance includes revenue generated from the following: (a) the conformity of California tax law with federal tax law regarding accounting for bad debt reserves for large banks, (b) the pension and individual retirement account conformity package included in the Governor’s Budget, which was passed by the Legislature and signed by the Governor on May 8, 2002, (c) waiving penalties and interest on delinquent accounts, (d) increasing collection activities, (e) ensuring proper audit of tax credits and (f) improving the effectiveness of the tax protest and settlement programs.

10.	Accelerations and transfers from other funds to the General Fund totaling $1.585 billion.

Despite the challenge represented by the severe revenue decline and the budget gap, the 2002 Budget contained the following major components:

1.	Total K-12 spending increases 2.8 percent from the revised 2001-02 estimates. K-12 schools are funded above the minimum requirement under Proposition 98 at the Test 2 level, and funding is provided for statutory growth and cost-of-living adjustments. Total K-12 spending per pupil increased from $6,610 in 2001-02 to $7,067 in 2002-03. In addition, the Budget preserved funding for key education initiatives including instructional materials, professional development, and school improvement. The Budget also included a $143 million set-aside for increased costs in existing education programs.

2.	Funding for higher education decreased by 0.2 percent in 2002-03 compared to the revised 2001-02 estimates. Despite this decrease, the 2002 Budget fully funded enrollment increases at the University of California, California State University and the Community Colleges. The 2002 Budget continued funding for a new University of California campus in Merced.

3.	The Budget included $308 million for local public safety programs.

4.	The Budget continued to limit the growth in State government with the elimination of positions and the reduction of State operations expenditures. In addition to the 6,600 positions eliminated by the Administration since 1999, 7,000 State government positions will be eliminated (6,000 in 2002-03 and 1,000 by June 30, 2004).

5.	Although funding for youth and adult corrections decreased by 4.7 percent from the previous year, the Budget sustained funding for public safety. Total funding for health and human services decreased by 2.1 percent.

6.	There were no significant tax increases, and no significant reductions in support for local governments. A one-time shift of $75 million in property taxes from redevelopment agencies to schools will reduce State aid to schools by a like amount.

By January 2003, the Administration estimated that General Fund revenues and transfers in 2002-03 would be about $6 billion below the estimates made when the 2002 Budget was adopted, primarily because of weaker than projected economic conditions and stock market prices.

Fiscal Year 2003-04 Budget

The 2003-04 Governor’s Budget contained updated budget projections, indicating that for the combined 2002-03 and 2003-04 period, the nominal budget “gap” to be addressed was in the neighborhood of $35 billion. This consisted of about $17.7 billion of reduced revenues compared to earlier projections, $4.5 billion of additional expenditures, and the “loss” of $12.6 billion in budgetary resources allocated to one-time budgetary actions taken in the 2002 Budget Act which could not be duplicated (such as the sale of future tobacco settlement receipts).

The 2003-04 Governor’s Budget sought to close the entire $35 billion gap in the context of actions which would be completed by the end of the 2003-04 fiscal year. The plan included about $20.8 billion of spending reductions, a plan to transfer responsibility for many health and social services programs to local governments, relieving the State of over $8.1 billion of costs, and about $5.8 billion of additional funding shifts and transfers, loans, and other revenues. Certain new taxes were proposed to fund the local governments’ increased costs for the programs to be shifted.

Some budget reductions were passed by the Legislature in March and April 2003, but less than the amounts requested by the Governor. In May 2003, the Governor released the 2003 May Revision to the 2003-04 Governor’s Budget (the “2003 May Revision”), which updated forecasts and provided a substantially revised budget plan for 2003-04.

First, the 2003 May Revision estimated that the budget gap had grown to about $38.2 billion (not counting the actions already taken), largely due to the cancellation of the $2 billion tobacco securitization scheduled in April 2003, and higher caseloads in certain programs. Actual tax revenues were reported to be very close to the projections made in the 2004 Governor’s Budget in January, with some small signs of recovery in personal income tax withholding and corporate tax receipts.

In the 2003 May Revision, the Governor recognized that many of his earlier proposals required more analysis, and that many parties preferred to solve the budget problem over more than one year. Accordingly, the 2003 May Revision divided the $38.2 billion gap into three main components:

1.	The Governor proposed to fund the estimated accumulated budget deficit as of June 30, 2003 of $10.7 billion with the issuance of deficit retirement bonds during 2003-04, to be repaid from a dedicated one-half cent increase in the State sales tax, which would disappear once the bonds were repaid.

2.	Once the accumulated deficit was removed from the books, the 2003-04 budget would be balanced with a combination of spending cuts, interfund loans and transfers, and some additional borrowing. A major assumption in the 2004 May Revision was that the State would terminate its payments to local governments to “backfill” the offset to vehicle license fees enacted several years ago, which costs the State $4.2 billion per year. The Administration expected that action could be taken under existing law to terminate the backfill and have the vehicle license fee paid by drivers increased back to the original level, so that local governments would not be harmed by this shift. The overall budget plan for 2003-04 called for revenues and transfers of $70.9 billion and expenditures of $70.4 billion, leaving a budget reserve of about $500 million.

3.	The 2003 May Revision explicitly recognized that balancing the 2003-04 budget still left an ongoing “structural deficit,” which would cause the 2004-05 budget to be about $7.9 billion out of balance in the absence of corrective action. The Governor urged the Legislature to take action during the balance of the 2003 legislative session (which ended on September 15, 2003) to start to address these structural imbalances so that future budgets will not face the same pressures as the State currently has.

In late June, the Director of Finance took administrative action based on his determination that the State General Fund could no longer afford to pay local governments the “backfill” designed to hold them harmless from the reduction of vehicle license fees (“VLF”) enacted in previous years. The new, higher levels of VLF went into effect on October 1, 2003. State payments to local governments were eliminated as of July. However, upon entering office, Governor Schwarzenegger signed an executive order rescinding the VLF increases that went into effect October 1, 2003 and providing a refund to taxpayers who paid the higher fee. This executive order reinstates the offset from the General Fund for the reduced VLF.

2003-04 Budget Act

Members of the Legislature and the Governor were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2003, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget. Without budget authorization, a number of spending programs were suspended as of July 1, including payments to vendors for new goods and services, some aid to local governments and schools and others; however high-priority obligations such as debt service payments continued to be made.

The 2003-04 Budget Act was passed by the Legislature and signed by the Governor on August 2, 2003. It resolved the over $35 billion budget gap with a combination of external borrowing, spending reductions, new revenues, funding shifts and internal loans and deferrals. It assumed a year end budget reserve at June 30, 2004 of almost $2 billion, assumed the 2004-05 fiscal year budget would have at least a $7.9 billion structural deficit to be closed, and also assumed the higher levels of VLF would go into effect. The principal features of the budget were as follows:

1.	The Legislature authorized the issuance of fiscal recovery bonds designed to provide an estimated $10.7 billion of cash into the General Fund, representing the accumulated deficit as of June 30, 2003. To repay the bonds, an increase of 1/2 cent in the State sales tax, which would be segregated in a special fund and offset by a 1/2 cent decrease in the sales tax paid to local governments, was instituted (both to be effective as of July 1, 2004). Separate legislation provides additional property tax revenue in the 2004-05 fiscal year to cities and counties at the expense of school districts. The State General Fund, in turn, will have to provide additional support starting in 2004-05 for local school districts to offset their loss of property tax revenues. A conservative legal group has indicated it will file a legal challenge to this bond plan, on the grounds that it requires voter approval. On December 5, 2003, the California Fiscal Recovery Financing Authority voted to move forward with the issuance of the fiscal recovery bonds. However, in mid-December 2003 the California Legislature voted to place on the March 2004 primary election ballot a measure that would approve a $15 billion deficit reduction bond. If approved by voters, this bond offering will replace the $10.7 billion in fiscal recovery bonds the Legislature authorized as part of the 2003-04 Budget Act.

2.	The budget also assumed two other external borrowings. The first is the second part of a tobacco securitization sale, postponed from Spring 2003, designed to produce about $2 billion of General Fund revenue. The second is the sale of pension obligation bonds (“POBs”) to make the 2003-04 payments due to the State Public Employee’s Retirement System, in the amount of about $1.9 billion. The POB sale is presently subject to a court validation process brought by the State; the outcome and timing of this litigation is not certain.

3.	The budget relies on substantial savings in program costs, spread across most programs. K-12 schools will receive the minimum funding required by Proposition 98, but this will result in a small decrease in per pupil spending, to about $6,900 per pupil. Significant cuts will be made in higher education support, to be offset in part by student fee increases in the range of 30%. Other fee increases will offset reductions in support for trial courts and resources programs. Health and social service costs will be limited by foregoing cost of living increases and reducing Medi-Cal provider rates. State personnel costs will be reduced by voluntary agreements to be negotiated with employee unions or layoffs.

4.	The budget assumed receipt of about $2.2 billion in new federal funding as a result of federal law passed to assist States. The budget also assumed the $4.2 billion annual savings resulting from the increase of the vehicle license fee. There are no other tax or revenue increases, aside from certain fees.

The State’s budget faces several years of significant constraints due to weaker economic conditions, and it continues to be affected by mandated spending on education, social needs of a growing population with many immigrants, and a large prison population. These factors, which limit State spending growth, also limit the growth at the local government level. The 2003-04 Budget Act, which assumed the VLF would increase, anticipated a deficit in 2004-05. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in future years.

Recent Developments

Slowdown of California’s Economy. During 2000, California’s growth outpaced the nation by a wide margin. By the end of 2000, unemployment in the State had dropped to less than 5%, its lowest level in three decades.

However, the State was not immune to a nationwide slowdown in economic activity. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector, and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas.

The slowdown was most pronounced in the State’s high-tech sector and tourism industry. The State’s job losses were concentrated in the San Francisco Bay Area, home to many of the State’s internet and high-tech firms. Unemployment also rose in Southern California and Sacramento County but much more moderately. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002 and by June 2003, unemployment reached almost 7%. The unemployment rate in October 2003 was 6.6% compared to 6.8% the previous year. However, the unemployment numbers for October 2003 reflect increased hiring in preparation of an anticipated walkout by 70,000 grocery workers in Southern California. The grocery workers walked out or were locked out beginning October 12, 2003, and the dispute had not been resolved as of early December 2003. A positive area in the California economy has been residential construction and home sales, which were strong in the first half of 2003, and continued to remain strong through the summer of 2003, in part due to low interest rates.

The slowdown in the California economy, combined with weakness in the stock market, resulted in a dramatic decline in State revenues compared to revenues previously projected. Revenues in the 2002-03 fiscal year proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. In January 2003, the State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. However, as of the beginning of December 2003, actual revenues in the 2003-04 fiscal year were approximately 3.6% higher than forecasted.

Cash Flow Requirements. Coinciding with the sharp drop in State revenues, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. The State issued a then-record $5.7 billion of revenue anticipation notes (“RANs”) in October 2001 to fund its cash management needs in 2001-02, with a maturity date of June 28, 2002. It had been assumed that the DWR power revenue bonds would be issued by that time to repay a net loan of $6.1 billion plus interest. When the DWR bond sale was delayed, and revenues were falling below projections, as reported above, the State Controller issued $7.5 billion of revenue anticipation warrants (“RAWs”), a form of cash flow borrowing which could extend beyond the end of the fiscal year, to assure adequate cash resources for State operating needs in June 2002 and the start of the following fiscal year. The RAWs were issued in June 2002 and matured in October and November 2002.

Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of the DWR power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed in two parts by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State’s cash flow projections for repayment of the 2002-03 RANs.

By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. The cash shortfall became more serious when the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2003 May Revision assumes that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs. Repayment of the RAWs in June 2004 will require the issuance of at least a portion of either the fiscal recovery bonds (which may be delayed by litigation) or, subject to voter approval in the March 2004 primary election, the issuance of a $15 billion deficit reduction bond. Until the State brings the “structural imbalance” between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

California Energy Matters. Widely publicized difficulties in California’s energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California’s economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.

Election of Governor Schwarzenegger. In July 2003, after the filing of sufficient petition signatures, a special election was called on October 7, 2003 to consider the recall of Governor Gray Davis. In a subsequent special election, Governor Davis lost his bid to remain Governor of California. On November 17, 2003, Mr. Arnold Schwarzenegger was sworn in as the new Governor of California. Shortly after being elected, Governor Schwarzenegger asked the California Legislature to send to California voters a Constitutional spending limit which would require that expenditures during fiscal year 2004-05 not exceed revenues, and an authorization for a $15 billion general obligation bond to refinance State debt. The Legislature approved these proposals in mid-December 2003, and accordingly these measures will appear on the March 2004 primary ballot.

Southern California Wildfires. In late October and early November 2003, several counties in Southern California suffered from severe wildfires, which burned approximately 740,000 acres. The Governor declared a State of Emergency in several counties. However, it is believed the fires will not have a major net adverse impact on the overall economy, and any loss in the regions affected will be balanced with a surge in rebuilding, which will be financed by federal funds and private insurance.

Bond Ratings

S&P, Moody’s and Fitch assign ratings to California’s long-term general obligation bonds. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

The financial difficulties experienced by California and municipal issuers during the recession of the early 1990’s resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California’s long-term general obligation bonds were reduced in the early 1990’s from “AAA” levels that had existed prior to the recession of the early 1990’s. After 1996, the three major rating agencies raised their ratings of California’s general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California’s creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California’s missed budget deadlines, ongoing structural budget impediments and, more recently, the energy situation.

In January 2001, S&P placed California’s senior ratings on its “credit watch” list with negative implications as a result of the energy situation. On April 24, 2001, S&P lowered California’s general obligation bond rating from “AA” to “A+”. In April 2001, Fitch placed the State’s “AA” rating on rating watch - negative. In June 2001, S&P removed California from its “credit watch” list but warned that the State’s financial outlook remained negative. In announcing its removal of California’s ratings from its “credit watch” list, S&P cited the alleviation, at least for the time being, of liquidity pressure on California’s General Fund, following the June 2001 closing of the Interim loans by DWR. On November 20, 2001, Moody’s lowered California’s general obligation bond rating from “Aa3” to “A1” and the Moody’s rating outlook remained negative. As of September 2002, California’s general obligation bond rating was assigned “A+” from S&P, “A1” from Moody’s and “AA” from Fitch.

In December 2002, the ratings of the State’s general obligation bonds were reduced by S&P and Fitch. In the summer of 2003, the ratings of S&P and Moody’s were reduced. In December 2003, Moody’s again reduced its rating of the State’s general obligation bonds, citing concerns over the state’s recent action to cut the VLF fee, as well as the State’s continuing inability to reach political consensus on solutions to its budget and financial difficulties. As of December 11, 2003, S&P’s rating was “BBB,” Moody’s rating was “Baa1” and Fitch’s rating was “A.” The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California’s rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

There can be no assurance that such ratings will be maintained in the future. These recent reductions on the State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund’s portfolio.

Constitutional, Legislative and Other Factors

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

Revenue Distribution. Certain debt obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State’s General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State’s General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain debt obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations maybe imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as “preferred provider organizations” (“PPOs”), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations (“HMOs”), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital’s patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These debt obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured debt obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. The most recent study, prepared in December 2000 by Milliman & Robertson, Inc., concluded, among other things, that although the fund would not meet California private insurance reserve standards, reserves were sufficient and, assuming “normal and expected” conditions, the Health Facility Construction Loan Insurance Fund, as of June 30, 2000, should maintain a positive balance over the projection period of 30 years.

Mortgages and Deeds. Certain debt obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor’s right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee’s sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the “one form of action” rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor’s nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer’s obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute “state action,” and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain debt obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California’s statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20 percent of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months’ advance interest on the amount prepaid during the 12-month period in excess of 20 percent of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Proposition 9. On November 6, 1979, an initiative known as “Proposition 9” or the “Gann Initiative” was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual “appropriations limit” and are not allowed to spend certain moneys called “appropriations subject to limitation” in an amount higher than the “appropriations limit.” Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of “appropriations subject to limitation,” including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the “appropriations limit” is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities’ revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1 percent of full cash value to be collected by the counties and apportioned according to law. The 1 percent limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines “full cash value” to mean “the County Assessor’s valuation of real property as shown on the 1975/76 tax bill under `full cash value’ or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment.” The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2 percent per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity’s legislative body and by a majority vote of the electorate of the governmental entity;

Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62’s popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh’g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344, the California Supreme Court upheld the constitutionality of Proposition 62’s popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court’s decision on taxes imposed in reliance on the Woodlake case.

In Traders Sports, Inc. et al. v. City of San Leandro, 93 Cal. App. 4th 37 (Cal. Ct. App. 2001), the Court held that Section 53724(b) of the Government Code, which is the part of Proposition 62 that requires tax measures to be approved by two-thirds of the legislative body of the local government before such measures can be placed before the voters in an election, does not apply to charter cities. In that case, a tax ordinance that was approved by only a majority of the local city counsel was placed before the residents of the city, in accordance with the city’s municipal code and charter.

In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, (Cal. Ct. App. 1997), the Court of Appeals held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to vote of local electorate. The trial court issued a writ of mandamus and the city appealed.

First, the Court of Appeal held that the taxpayer’s cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance which was July 1991. This holding has been rejected by the California Supreme Court. Howard Jarvis Taxpayers Association et al. v. City of La Habra, 25 Cal. 4th 809 (2001). In City of La Habra, which is a case similar to City of Brawley, the Supreme Court held that the taxpayer’s cause of action accrued each time the tax was collected, regardless of when the tax measure was adopted.

Second, in the City of Brawley decision, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the state constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city’s argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed before January 1, 1995 against challenge.

Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (“Test 2”), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a “credit” to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature — by two-thirds vote of both houses, with the Governor’s concurrence — to suspend the K-14 schools’ minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 — on the June 5, 1990 ballot as Proposition 111 — was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years’ tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

Proposition 218. On November 5, 1996, the voters of the State approved Proposition 218, a constitutional initiative, entitled the “Right to Vote on Taxes Act” (“Proposition 218”). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. Proposition 218 could substantially restrict certain local governments’ ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. For example, as discussed below, a California appellate court in the case of Consolidated Fire Protection Dist. et al. v. Howard Jarvis Taxpayers’ Assoc., 63 Cal. App. 4th 211 (1998) upheld one of the provisions of Proposition 218 that allows a majority of affected property owners to defeat local government attempts to increase certain property-based fees or charges.

Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government’s general fund.

Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. “Assessment” is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIII D of Proposition 218 also adds several provisions affecting “fees” and “charges” which are defined as “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. This aspect of Proposition 218, section 4 of Article XIIID, was found not to constitute an unlawful referendum pursuant to Article II, section 9 of the California Constitution. Following Guardino, supra, in this regard, the court held that these “balloting procedures” were constitutional. Consolidated Fire Protection Dist., supra, at 225-26. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

Scudder Florida Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund normally seeks a high level of current income that is exempt from federal income taxes. At least 90% of the Municipal Securities will, at the time of purchase, be within the four highest ratings of Moody’s, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be of comparable quality as determined by the Fund’s Advisor, provided that up to 10% of the Fund’s net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund’s portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions.

In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives. Currently, it is anticipated that not more than 5% of the net assets of the Fund will be invested in tax-exempt leases during the coming year.

As described in Scudder Florida Tax-Free Income Fund’s prospectus, the Fund will invest in securities issued by the State of Florida or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of Florida. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on Florida securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.

Florida has experienced substantial population increases as a result of migration to Florida from other areas of the United States and from foreign countries. This trend is expected to continue. Florida’s growth was close to three times the national average during the 1980’s and about two times the national average during the 1990’s. This growth rate raised concerns about the need for resource management and conservation. The growth rate of Florida is expected to remain well above average for the indefinite future. According to the 2000 census report, Florida was the fourth most populous state in the nation with a population of 15.9 million. This represented an increase of 23.5% over its 1990 population of 12.9 million. By the year 2010 Florida’s population is expected to grow to 19.5 million, an increase of about 18.5% over the year 2000 population. On April 1, 2003 Florida’s population was estimated to be 17.1 million. Increases in State revenues will be necessary to meet the increased burdens on the various public and social services provided by the State of Florida.

Florida’s ability to increase revenues and meet the needs of its population will depend in part on its ability to foster business and economic growth as well as to diversify its economy beyond its traditional reliance on agriculture and tourism. The current Florida Research and Economic Database statistics show that the State’s non-agricultural labor force grew by 1.3% between October 1, 2002 and October 1, 2003, compared to a much slower growth rate of .4% between October 2001 and October 2002. Part of this growth occurred in the services industry, including health care and business services. This adds to the diversification of Florida’s economy. Tourism continues to be an important element of Florida’s economy. Employment related to the tourism industry increased about 2.5% from between October 2002 and October 2003, compared to a decline in the prior 12-month period. Visit Florida, the State’s official tourism marketing agency, reported that an estimated 75.6 million persons visited the State in 2002, up from the estimated 69.8 million visitors the prior year. For the 9-month period January 1 to September 30, 2003 there were 59.083 million visitors, up almost 6% from the comparable period in 2002. The number of tourists visiting Florida is affected by such factors as the weather in the northern states, the political and economic climate in foreign countries from which visitors come to Florida (e.g. Canada and South America) and the general state of the US economy. There was, for example, an approximately 4% drop in tourists from the year 2000 to 2001 which appears to be attributable to the effects of the September 11, 2001 terrorist attacks and the general weakening of the United States economy. However, the tourism figures for the first 9 months of 2003 and for the full year 2002 seem to indicate that tourism is increasing since 2001 as the terrorist attacks are behind us and as the US economy improves. Overall, Florida’s seasonally adjusted unemployment rate increased from 5% in September of 2001 to 5.3% in October of 2002. By October 2003 the unemployment rate had dropped to a seasonally adjusted 4.8% rate, showing some improvement in Florida’s economy over the past year.

Another important element of Florida’s growth is the construction industry. There were 447,800 wage and salaried workers in construction in October 2003, up by 12,700 jobs or 2.9%from October 2002. Construction spending generally, while down 2% from October 2001 to October 2002, increased by about 5% between October 2002 and October 2003. Single-family housing starts increased by almost 20% between the third quarter of 2002 and the third quarter of 2003.

In 1992 Florida voters approved a State constitutional amendment referred to as “Save Our Homes.” This amendment limits ad valorem taxes on homestead properties and restricts the ability of taxing entities to increase real property taxes. While property taxes levied for payment of debt service are not restricted by the limitation, the overall creditworthiness of the governmental entity may be adversely affected. Taxing entities consisting primarily of residential areas, particularly school districts, and those entities close to their tax rate limitations are most likely to be adversely affected.

Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Further, in any given fiscal year state revenues may not grow more than the average annual growth rate in personal income over the prior five-year period. Any excess revenues are transferred to the State’s Budget Stabilization Fund until that Fund reaches 10% of the general collections in the prior year. Any monies collected in excess of the 10% limit are to be refunded to taxpayers unless the legislature, by a two-thirds vote of each House, increases the size of the Fund. Although Florida does not currently impose an individual income tax, it does impose a corporate income tax that is allocable to the State, in addition to an ad valorem tax on intangible personal property and a sale and use taxes. These taxes are a major source of funds to meet Florida’s expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State, without recourse to any specific project. The State legislature has been reducing the ad valorem tax for the past few years, and it now stands at .1%. The tax was scheduled to be eliminated as of January 2002. However, in order to eliminate a State budget shortfall estimated at over $1 billion, the tax, at its current rate of .1% has been extended.

The greatest single source of state tax receipts is the sales and use tax. This was projected to amount to 14.485 billion for fiscal year 2002-2003, and $15.287 billion for fiscal year 2003-2004. The State sales and use tax is 6%. Approximately 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it is collected. In addition, local governments may (by referendum) assess a 1% sales surtax within their county. Total general revenues from all sources for the State are expected to be $20.001billion in fiscal 2002-2003 and $20.454 billion in fiscal 2003-2004. This compares with actual revenue of $19.192 billion for fiscal year 2001-2002.

Florida’s 1997 settlement with the tobacco companies, as amended in 1998, is expected to total approximately $13 billion over a 25-year period. The settlement anticipates that Florida will use the funds for children’s health care coverage and other health-related services, to reimburse the State of Florida for medical expenses incurred by the State, and for mandated improvements in State enforcement efforts regarding the reduction of sales of tobacco products to minors. In fiscal year 2001-2002 Florida received approximately $822 million from the settlement and is expected to receive approximately $590 million in fiscal year 2002-2003. The Tobacco Settlement Clearing Trust Fund was created by law effective May 26, 1999, and unencumbered tobacco funds were deposited into the fund and invested by the State Board of Administration. For fiscal year 2002-2003, after accounting for the prior year’s surplus of $55 million and using the funds available for general health related purposes, the Fund is expected to show a $5.9 million surplus for the year.

Despite Florida’s rapid growth and recent acceleration in debt financing, the State’s debt burden remains lower than that of other large population states. Net per capita full faith and credit debt payable from state revenues as of June 30, 2002 was $594.63, up from a restated $575.02 as of June 30, 2001 and $592.04 for June 30, 2000 (restated). However, each of those years was below the $601.60 outstanding on June 30, 1999.

The State’s economy should continue to benefit from population growth, economic diversification and an increase in foreign trade. However, these positive economic factors may be offset by the general economic circumstances of the country as a whole.

As of December 2003, the State’s general obligation debt was rated Aa2 by Moody’s and AA+ by S&P, the same as for the prior year.

Scudder Massachusetts Tax-Free Fund

The following information as to certain Massachusetts risk factors is given to investors in view of the Fund’s policy of concentrating its investments in Massachusetts issuers. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers and other sources believed to be reliable. No independent verification has been made of the following information.

The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than comparable municipal bond funds that do not focus on investments in Massachusetts issuers.

Commonwealth Employment and Income Rates. The unemployment rate for the Commonwealth declined each year from 1998 to 2000, from 3.3% in 1998 to 2.6% in 2000. With the national and local downturn in the economy, however, the unemployment rate in the Commonwealth increased to 3.7% in 2001, 5.3% in 2002, and 5.8% in 2003. The national unemployment rate also declined each year from 1998 to 2000, from 4.5% in 1998 to 4.0% in 2000. The national unemployment rate increased to 4.7% in 2001, 5.8% in 2002, and 6.0% in 2003. As of May 2004, the unemployment rate in the Commonwealth declined to 5.0%, compared with a national rate of 5.3%. Real per capita income in the Commonwealth grew at rates of 4.3% in 1998, 2.7% in 1999 and 5.7% in 2000. Real income in Massachusetts declined at a rate of -1.1% in 2001, -2.2% in 2002 and -1.8% in 2003. Nationally, real income declined at a rate of -0.6% in 2001 and -0.3% in 2002. In 2003, the real income level for the nation was essentially flat. From 1998 to 2003 both real and nominal income levels in Massachusetts were above the national average.

Recent Major Undertakings. Major infrastructure projects have been undertaken in the Commonwealth in recent years. The $14.625 billion Central Artery/Ted Williams Tunnel Project is expected to be completed in 2005. The federal government has capped its contribution to the project, and the full cost of future cost overruns, if any, will have to be paid by the Commonwealth or the Massachusetts Turnpike Authority. In 1997, a law was passed authorizing the Commonwealth to spend up to $609.4 million for the design and construction of a new convention facility in South Boston. At the same time, $66 million was authorized for the expansion and renovation of the Springfield Civic Center, and $19 million was reimbursed to the City of Worcester for construction of a new convention center. Revenue bonds used to finance these three facilities are expected to be paid from various parking receipts, car rental surcharges, hotel taxes and sales taxes in business located in and around the facilities.

The fiscal viability of the Commonwealth’s authorities and municipalities is linked to that of the Commonwealth. Certain authorities, such as the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency, the Massachusetts Turnpike Authority and the Massachusetts Water Pollution Abatement Trust benefit from contract assistance agreements with the Commonwealth. Such agreements constitute general obligations of the Commonwealth for which its full faith and credit are pledged. The Commonwealth also guarantees the debt of several authorities, including the State College Building Authority and the University of Massachusetts Building Authority. Their ratings are based on the Commonwealth guarantee and can be expected to move in tandem with ratings on Commonwealth general obligation debt. The Commonwealth funds several other authorities in part or in whole and their debt ratings may be adversely affected by a negative change in those of the Commonwealth. As of March 2004, the Commonwealth’s general obligation bonds were rated Aa2 by Moody’s Investors Service, Inc. and AA- by both Standard & Poor’s Ratings Services and Fitch Ratings. From time to time, the rating agencies may change their ratings.

Beginning in fiscal 2001, the finances of the Massachusetts Bay Transportation Authority (MBTA) were restructured and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit facilities in eastern Massachusetts. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by the Commonwealth’s sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor. This amount is dedicated to the MBTA under a trust fund. The dedicated revenue stream is disbursed to the MBTA without state appropriation to be used to meet the Commonwealth’s debt service contract assistance obligations relating to outstanding MBTA debt and to meet the MBTA’s other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts; after a five-year phase-in of reduced assessments (from approximately $144.6 million in fiscal 2001 to approximately $136.0 million in fiscal 2006), the cities and towns are required by law to pay assessments equal to at least $136 million in the aggregate, as adjusted in each year after fiscal 2006 for inflation (with no annual increase to exceed 2.5% per year).

The tax revenue provided to the MBTA by the Commonwealth is not included in the tax figures in the following paragraphs. Total tax revenue transferred to the MBTA amounted to $654.6 million in fiscal 2001, $664.3 million in fiscal 2002, $684.3 million in fiscal 2003 and an estimated $684.3 million in fiscal 2004.

Commonwealth Budget. The Commonwealth’s revenues increased each year from fiscal 1999 to fiscal 2001, decreased significantly in fiscal 2002, and increased again in 2003, though revenues still remain below the 2001 level. During fiscal 2002, tax revenue receipts declined sharply from $16.075 billion the previous year to $13.623 billion. The Commonwealth incurred a $1.625 billion deficit in fiscal 2002 and ended fiscal 2002 with a positive balance in its budgeted funds, as required by statute, primarily by using reserve funds, including $1.030 billion from the Stabilization Fund. In fiscal 2003, the Legislature enacted a $1.241 billion tax increase and tax revenues increased to $14.280 billion. While the Commonwealth still incurred a $451.9 million deficit, it ended fiscal 2003 with a positive balance in its budgeted funds, as required by statute, by using reserve funds, including $625.7 million from the Stabilization Fund. Tax revenues for fiscal year 2004 are estimated by the Executive Office of Administration and Finance to be $14.546 billion. As a result of the increase in estimated revenue along with a decrease in estimated spending, the Executive Office of Administration and Finance has estimated a $356.2 million surplus for fiscal year 2004.

The budgeted operating funds of the Commonwealth ended fiscal 1999 with a deficiency of revenues and other sources over expenditures and other uses of $79.7 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.112 billion. Budgeted revenues and other sources for fiscal 1999 totaled approximately $20.165 billion, including tax revenues of $14.292 billion. Commonwealth budgeted expenditures and other uses in fiscal 1999 totaled $20.245 billion. At the end of fiscal 1999, the Commonwealth showed a year-end cash position of approximately $1.242 billion, which did not include the Stabilization Fund’s ending balance of $1.389 billion.

The budgeted operating funds of the Commonwealth ended fiscal 2000 with a surplus of revenues and other sources over expenditures and other uses of $172.9 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.285 billion. Budgeted revenues and other sources for fiscal 2000 totaled approximately $22.587 billion, including tax revenues of $15.689 billion. Commonwealth budgeted expenditures and other uses in fiscal 2000 totaled $22.414 billion. At the end of fiscal 2000, the Commonwealth showed a year-end cash position of approximately $3.618 billion, which did not include the Stabilization Fund’s ending balance of $1.608 billion.

The budgeted operating funds of the Commonwealth ended fiscal 2001 with a surplus of revenues and other sources over expenditures and other uses of $726.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $3.013 billion. Budgeted revenues and other sources for fiscal 2001 totaled approximately $22.861 billion, including tax revenues of $16.075 billion. Commonwealth budgeted expenditures and other uses in fiscal 2001 totaled $22.134 billion. At the end of fiscal 2001, the Commonwealth showed a year-end cash position of approximately $931 million, which did not include the Stabilization Fund’s ending balance of $1.715 billion.

The budgeted operating funds of the Commonwealth ended fiscal 2002 with a deficiency of revenues and other sources over expenditures and other uses of $1.625 billion and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.388 billion. Budgeted revenues and other sources for fiscal 2002 totaled approximately $21.175 billion, including tax revenues of $13.623 billion. Commonwealth budgeted expenditures and other uses in fiscal 2002 totaled $22.800 billion. At the end of fiscal 2002, the Commonwealth showed a year-end cash position of approximately $391 million, which did not include the Stabilization Fund’s ending balance of $881.8 million.

The budgeted operating funds of the Commonwealth ended fiscal 2003 with a deficiency of revenues and other sources over expenditures and other uses of $451.9 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of $936.1 million. Budgeted revenues and other sources for fiscal 2003 totaled approximately $21.987 billion, including tax revenues of $14.280 billion. Commonwealth budgeted expenditures and other uses in fiscal 2003 totaled $22.439 billion. At the end of fiscal 2003, the Commonwealth showed a year-end cash position of approximately $707 million, which was approximately $439 million higher than projected. The higher than expected year-end cash balance is due to a number of factors, including $152 million of off-budget fund balances that were consolidated into the operating budget as a result of the repeal of various minor funds, $110 million in tax revenues related to closing so-called tax “loopholes” and approximately $90 million from higher-than-expected tax revenue collections. The year-end cash position does not include the Stabilization Fund’s ending balance of $641.3 million.

The budgeted operating funds of the Commonwealth are estimated to end fiscal 2004 with a surplus of revenues and other sources over expenditures and other uses of $356.2 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.109 billion. Budgeted revenues and other sources for fiscal 2004 are anticipated to total approximately $22.797 billion, including tax revenues of $14.546 billion. Commonwealth budgeted expenditures and other uses in fiscal 2004 are estimated to total $22.440 billion. At the end of fiscal 2004, the Stabilization Fund’s ending balance is estimated to be $842.0 million. All estimates were compiled by the Commonwealth’s Executive Office of Administration and Finance.

On January 28, 2004, Governor Mitt Romney filed his budget proposal for fiscal 2005, constituting a balanced budget as required by state finance law. The spending plan budgeted $22.979 billion. The Governor’s budget was based upon the consensus tax estimate of $15.801 billion plus $70.0 million in additional tax revenue attributed to legislation closing various so-called tax “loopholes” that was filed in a companion bill on January 28, 2004.

Limitations on Tax Revenues. Growth of tax revenues is limited by law in the Commonwealth to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The law also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble to the law containing the limitation provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.” Tax revenues in fiscal 1999 through fiscal 2002 were lower than the limit set by the law, and the Commonwealth estimates that state tax revenues in fiscal 2003 and fiscal 2004 will not reach such limit. For fiscal 2002, net state tax revenues were approximately $14.343 billion and allowable state tax revenues were approximately $19.661 billion.

Debt Limits and Types of Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. The limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of discount and costs of issuance. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. The statutory limit on “direct” bonds during fiscal 2003 was $12.2 billion.

In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. The debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. The law is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

The Commonwealth is authorized to issue three types of debt directly - general obligation debt, special obligation debt and federal grant anticipation notes. General obligation bonds are secured by the full faith and credit of the Commonwealth. Special obligation revenue debt may be secured by either a pledge of receipts credited to the

Highway Fund or by a pledge of receipts credited to the Boston Convention and Exhibition Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. In addition, certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue debt for which the Commonwealth is either directly, in whole or in part, or indirectly, liable.

Local Aid. The Commonwealth makes substantial Local Aid payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2003, it is estimated that 22.6% of the Commonwealth’s spending was allocated to direct Local Aid, after taking into account certain reductions undertaken during fiscal 2003. In fiscal 2004, approximately 21.4% of the Commonwealth’s projected spending is estimated to be allocated to direct Local Aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2004, $2.902 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.108 billion. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as school building construction and police education incentives.

A statute adopted by voter initiative petition at the November 1990 statewide election regulates the distribution of Local Aid to cities and towns. As enacted in 1992 and subsequently amended, this statute requires that, subject to annual appropriation, no less than 40% of collections from personal income taxes, corporate excise taxes and lottery fund proceeds and 32% of collections from sales and use taxes be distributed to cities and towns. By its terms, the new formula would have provided for a substantial increase in direct Local Aid in fiscal 1992 and subsequent years. Nonetheless, Local Aid payments remain subject to annual appropriation by the Legislature, and the appropriations for Local Aid since the enactment of the initiative law have not met the levels set forth in the initiative law.

Reductions in, failure to fund or delays in the payment of Local Aid may create financial difficulties for certain municipalities or other local government entities. From fiscal 1999 through 2003, expenditures for Direct Local Aid were $4.310 billion, $4.675 billion, $4.969 billion, $5.189 billion, and $5.069 billion respectively. Allotments for local government aid and lottery distributions to cities and towns were reduced in fiscal 2003 as part of a spending reduction package. Direct Local Aid will also be reduced for fiscal 2004; it is estimated that fiscal 2004 expenditures for Direct Local Aid will total $4.782 billion.

The Commonwealth maintains a $1.000 billion commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue anticipation notes for operating purposes to meet cash flow needs. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which often results in short-term cash flow borrowings. In September 2003, the Commonwealth issued $150 million of revenue anticipation notes under its commercial paper program in advance of its local aid payment on December 31, 2003. In December 2003, the Commonwealth issued $450 million of revenue anticipation notes under the commercial paper program in advance of the Commonwealth’s local aid payment on March 31, 2004. On March 4, 2004, the cash flow projection released by the State Treasurer and Secretary of Administration and Finance stated that no future revenue anticipation note issuances under the commercial paper program were anticipated in fiscal 2004.

In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between the enactment of Proposition 2 1/2 and fiscal 2003, the aggregate property tax levy grew from $3.346 billion to $8.494 billion, a compound annual growth rate of 4.3%.

Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) which permit communities to exceed the limits of Proposition 2 1/2. Override activity steadily increased throughout the 1980s before peaking in fiscal 1991 and decreasing thereafter.

Certain of the Commonwealth’s cities and towns have at times experienced and are currently experiencing serious financial difficulties, which have and may further adversely affect their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, including further reductions of direct local aid payments, could adversely affect the market values and marketability or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.

Medicaid. The Medicaid program provides health care to low-income children and families, certain low-income adults, disabled individuals, and low-income elders. The program, which is administered by the Executive Office of Health and Human Services, is 50% funded by federal reimbursements and, beginning in fiscal 1999, payments for some children’s benefits are 65% federally reimbursable under the State Children’s Health Insurance Program.

Over a quarter of the Commonwealth’s budget is slated for health care programs. In fiscal 2003, Medicaid accounted for more than half of the Commonwealth’s appropriations for health care. It was the largest item in the Commonwealth’s budget and has been one of the fastest growing budget items. Medicaid spending from fiscal 1999 to fiscal 2003 has grown by 11% on a compound annual basis. During the same period, Medicaid enrollment has increased by 4% on a compound annual basis. The Executive Office for Administration and Finance projects total fiscal 2004 expenditures for Medicaid to be $6.414 billion, an increase of 11% over fiscal 2003. The rate of growth of the Medicaid program has slowed since fiscal 2002 due to a number of cost control initiatives, including reductions in benefits and eligibility reductions. In fiscal 2003, the Medicaid program did not exceed its appropriated amount, as had occurred in previous years.

Pensions. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). The state employees’ and teachers’ retirement systems are partially funded by employee contributions of regular compensation. Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees’ and teachers’ retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved.

Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, the 1997 legislation removed from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and provided that local retirement systems fund future cost-of-living adjustments. Local retirement systems that have established pension funding schedules may opt in to 3% annual increases in cost-of-living allowances as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. The fiscal 2004 General Appropriations Act included a 3% cost-of-living increase.

As a means of reducing payroll costs in fiscal 2002 and 2003, the Commonwealth adopted two Early Retirement Incentive Programs (each, an “ERIP”) that offered an enhanced pension benefit to retirement-eligible employees. Employees retiring under the 2002 ERIP totaled approximately 4,600. The 2002 ERIP resulted in an increased actuarial liability of $312.2 million. The 2003 ERIP program was executed during the first half of fiscal 2004. Although it offers similar enhanced benefits to the 2002 ERIP, participation and impact are expected to be less due to a diminished pool of retirement-eligible employees.

The state employees and state teachers’ retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1978 the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Prior to the establishment of the pension funding program described below, the Commonwealth appropriated approximately $680 million to the pension reserves during the mid-1980’s, in addition to the pay-as-you-go pension costs during those years. Comprehensive pension funding legislation approved in January 1988 required the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth’s accumulated unfunded liability to zero by June 30, 2028. The legislation was revised in July 1997 to require the amortization of such liabilities by June 30, 2018.

The July 1997 legislation required the Secretary of Administration and Finance to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2018, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule was required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. The Secretary was also required to conduct experience investigations every six years. Funding schedules were to be filed with the Legislature triennially by March 1 and were subject to legislative approval. Under the July 1997 pension legislation, if a schedule was not approved by the Legislature, payments were to be made in accordance with the most recently approved schedule; such payments, however, would be required to be at least equal to the prior year’s payments.

In 2002, the Acting Governor and Legislative leaders agreed to a new funding schedule that incorporated the January 1, 2001 actuarial valuation of the Commonwealth’s pension fund and extended amortization of the unfunded pension liability from June 30, 2018 to June 30, 2023. The schedule included updated estimates for the cost of enhanced teacher retirement benefits enacted in 2000 and preliminary cost estimates for the ERIP. The fiscal 2003 GAA appropriated $796.8 million to the Commonwealth’s pension liability fund pursuant to this schedule. The pension expenditure for fiscal 2003 was $813.5 million. In fiscal 2004, the pension funding schedule calls for an $832.3 million appropriation, funded by the use of $687.3 million in cash and the transfer of assets valued at $145.0 million to the pension liability fund.

Scudder New York Tax-Free Income Fund

Some of the significant financial considerations relating to the Scudder New York Tax-Free Income Fund’s investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

The State of New York’s most recent fiscal year began on April 1, 2003 and ends on March 31, 2004. The most recent published Update to the Annual Information Statement was dated October 30, 2003.

Special Considerations. Many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of the Budget (“DOB”) believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

Based on current projections, the 2003-04 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. The fiscal management plan will also integrate savings from the Federal aid package enacted by Congress on May 23, 2003. Additional Federal aid provided on a one-time basis as part of economic stimulus legislation is expected to generate $1.6 billion for the State over a 15-month period (retroactive to April 1, 2003, and continuing through June 30, 2004). It is comprised of $645 million in revenue sharing grants and $950 million in State savings from a 15-month increase in the Federal matching rate on Medicaid costs. Counties and New York City are also expected save $450 million from the higher Federal Medicaid match rate over the same period. The new Federal aid is offset in part by lower than projected tax receipts and growth in projected entitlement costs for health and welfare. The Federal aid is expected to enhance the State’s flexibility in preparing the fiscal management plan and maintaining a balanced budget in the 2003-04 fiscal year.

The State Constitution provides that the State legislature (the “Legislature”) may not alter an appropriation bill submitted by the Governor of New York (the “Governor”) except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature’s powers to act on the appropriations contained in the Executive Budget. In light of the provisions of the State Constitution and existing case law, the Executive believes that the Legislature, in enacting changes to the Governor’s Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are ongoing. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

DOB expects the State’s cash flow position to experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the Local Government Assistance Corporation (“LGAC”) statute and related bond covenants.

On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of the DOB, unanimously approved a resolution concerning the annual payments of $170 million to the City of New York and the refinancing of Municipal Assistance Corporation bonds. The resolution directs LGAC to not participate in the New York City transaction, authorizes the co-executive directors of LGAC to engage the services of litigation counsel as necessary, and declared that LGAC has no intention to pay such $170 million payments until legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature.

The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances.

In addition, as of September 2003, nearly $300 million in Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could result in a Medicaid cash shortfall, potentially creating a need for additional State support in the short-term.

New York State continues to await Federal approval of the Medicaid State Plan Amendment necessary to make planned payments totaling roughly $1.1 billion (half funded by the Federal government) to public hospitals throughout the State, including New York City Health and Hospitals Corporation, State University of New York hospitals, and other State and county operated facilities.

The current State Financial Plan assumes no significant disallowances or other Federal actions that could adversely affect State finances. As a result, there can be no assurance that the State’s budget projections for 2003-04 will not differ materially and adversely from the projections set forth at this time.

The Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State’s projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $730 million in General Fund reserves, after implementation of the fiscal management plan.

The Legislature recently passed “clean-up” bills that provide technical corrections and clarification to the budget bills and Article VII language bills enacted in the 2003 regular legislative session. These bills include necessary corrections and clarifications to achieve several savings and revenue initiatives included in the 2003-04 Financial Plan, as well as $20 million in new cost containment savings. In addition, the bills include a provision that grants loan forgiveness to local governments of roughly $172 million in advance payments associated with the cost of providing mental health services. This action was already reflected in the Financial Plan.

State Economy. The September 11th terrorist attack had a more severe impact on the New York economy than on that of any other state. Therefore, not surprisingly, the State’s economy is only now emerging from the most recent recession.

Although DOB believes that New York State is emerging from recession, the most recent data signals a more sluggish recovery than projected in the enacted budget. Although the State labor market appears to be stabilizing, the weakness in both the national and global economies has contributed to a weaker 2003 for New York than anticipated. The improved outlook for the overall national economy has not yet translated into significant labor market growth. High productivity growth, rising benefit costs, and the trend toward offshore outsourcing in certain economic sectors has delayed the resumption of hiring by businesses. DOB has reduced its estimate of nonagricultural employment growth for 2003 slightly from the 0.2 percent decline reported in July to a decline of 0.3 percent. Moreover, expected growth for 2004 has been reduced from 0.9 percent to 0.6 percent. The weaker job market, along with slightly lower than expected consumer price inflation, will result in slower wage and personal income growth than reported in July. Wage growth has been revised down from 2.8 percent to 2.1 percent for 2003, partly due to a downward revision to the first quarter of 2003. Overall personal income growth has been revised down as well from 3.5 percent to 3.2 percent. Income growth is expected to accelerate in 2004, but remains well below the historical average. Consistent with the revision to the US employment forecast, total State employment growth for 2003 has been revised down from growth of 0.3 percent to a decline of 0.1 percent, on an annual average basis. Private sector job growth has similarly been revised down from growth of 0.3 percent to a decline of 0.1 percent. Consistent with this outlook, the State’s unemployment rate has been revised up to an estimated 6.2 percent for both 2003 and 2004.

The recovery of the State’s financial sector continues. With the Standard & Poor’s (S&P) 500 up over 13 percent since the end of 2002, recent months have seen an increase in merger and acquisition activity, as well as strong revenues from bond trading activity, although the latter are expected to weaken with the rise in long-term interest rates. The improved outlook for the financial markets is expected to translate into higher bonus growth for the coming bonus season than was projected in July. Growth in State wages and salaries for 2003 has been revised down from 2.0 percent to 1.6 percent since the enacted budget, but has been revised up for 2004 from 4.1 percent to 4.6 percent. Growth in State personal income, of which wages and salaries are the largest component, has been revised up to 2.7 percent for 2003, due in large part to revised data for proprietors’ income, and to 4.4 percent for 2004.

DOB’s New York State Index of Coincident Economic Indicators shows that the State economy began to emerge from recession in early 2003. The collapse of dot-com equity prices, and the implosion of the high-tech sector that followed, sent the stock market tumbling and precipitated heavy job losses in the State’s manufacturing, trade and finance industries during the first eight months of 2001. The destruction of the World Trade Center wrought catastrophe for the downstate economy, with the finance and travel and tourism industries being the hardest hit. The December 2001 collapse of Enron, the corporate governance scandals that followed, and finally, the run-up to the war in Iraq, further delayed the recovery in equity prices, leading to further financial sector layoffs, as well as reductions in bonuses. As a result of this barrage of negative events, the State recession extended beyond that of the nation.

In addition to the downward revision to New York State wages, the weaker outlook for the US and State economies affects the non-wage components of taxable income as well. Interest, dividend, sole proprietorship, partnership, and S corporation income have all been revised down for 2003 as well, while income from unemployment insurance benefits has been revised up. The more positive outlook for the financial markets has resulted in an upward revision to the 2003 forecast for capital gains realizations and bonuses. However, there is significant risk to this forecast due to the large magnitude of losses which are believed to have accumulated during the record long bear market and which can be used to offset taxable gains this year and during future years.

DOB now estimates that State employment fell 1.8 percent in 2002, and wage income is estimated to have declined 3.8 percent. The unemployment rate for 2002 was 6.1 percent.

The volatility of the financial markets remains a significant source of risk to the New York forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies would, in turn, weaken the State’s recovery. This would result in even slower employment and income growth than projected. In contrast, stronger financial services sector growth or stronger national and international growth could result in a healthier economic recovery for the State than projected.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse with a comparatively large share of the nation’s finance, insurance, transportation, communications and services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State’s leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

Finance, Insurance and Real Estate: New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities.

Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

State Budget. The State Constitution requires the Governor to submit to the Legislature a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2003-04 Financial Plan projected budget gaps of $2.8 billion in 2003-04, $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State’s fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State’s largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State’s 2003-04 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types.

Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are projected to total $42.37 billion in fiscal year 2003-04, an increase of $4.97 billion from the 2002-03 fiscal year. The increase over the prior year is largely attributable to three factors: the expected receipt of $3.80 billion in tobacco securitization proceeds, $645 million from the Federal revenue sharing grants, and higher receipts resulting from tax and fee increases enacted with the 2003-04 Budget.

General Fund disbursements, including transfers to support capital projects, debt service and other purposes, are projected to total $40.5 billion for 2003-04, an annual increase of $1.01 billion or 2.6 percent from the 2002-03 fiscal year. The annual growth in spending is attributable in part to higher costs for General State Charges mostly due to pensions and health insurance ($493 million), the use of non-recurring offsets in the previous fiscal year for welfare assistance programs ($465 million), higher costs associated with welfare caseloads ($206 million), additional spending for member items ($250 million), and growth in Medicaid ($127 million), offset by lower State Operations spending. All Governmental Funds spending for 2003-04 is projected to be $94.47 billion.

General Fund spending is now projected to total $42.45 billion for 2003-2004, an increase of $4.84 billion or 13.0 percent from the prior year. The deferral of $1.90 billion in disbursements from 2002-03 to 2003-04 that was made necessary due to the delay in securing authorization to issue tobacco bonds represents $3.80 billion of the annual growth in General Fund spending. The deferral of $1.9 billion in payments included school aid ($1.31 billion), CUNY Senior Colleges advance ($419 million), Medicaid to New York City relating to the mentally disabled ($82 million), education ($54 million), welfare ($47 million) and several other payments ($186 million).

The remaining $1.04 billion in projected annual spending growth in the General Fund is primarily attributable to increased spending for Grants to Local Governments of $1.09 billion. This category is the largest area of General Fund spending and represents over 68 percent of total disbursements. All other General Fund spending is estimated to decrease by $51 million and consists of lower spending for State Operations ($610 million), offset by increases in General State Charges ($493 million) and transfers to other funds ($66 million).

The projected 2003-04 General Fund closing balance of $730 million, consists of $710 million in the Tax Stabilization Reserve Fund (the State’s “rainy day” fund) and $20 million in the Contingency Reserve Fund (the State’s litigation reserve). The balance assumes achievement of $912 million of savings from the Fiscal Management Plan including additional Federal aid.

While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. General Fund outyear budget gaps are estimated to be roughly $5 billion to $6 billion in 2004-2005 and $8 billion in 2005-06, consistent with the range of gaps initially reported by DOB in the May 1 Analysis of Legislative Budget Changes and in the Enacted Budget Report released later in May.

The statewide austerity measures limiting discretionary spending, travel and low priority capital spending will remain in force and all State agencies will continue to operate under a hiring freeze, consistent with existing guidelines. In addition, agencies continue to conduct comprehensive reviews of all existing and new State contracts, fleet management practices and equipment purchases, as well as management assessments of current agency operations. These reviews will identify opportunities where agencies, through increased administrative flexibility, statutory changes or other means, can achieve greater productivity, improve services and reduce costs. Savings from these measures, which are not yet reflected in the Financial Plan, should provide a hedge against risk for the remainder of the fiscal year and help reduce the outyear budget gaps.

All Governmental Funds receipts are projected to be $98.32 billion in 2003-04, an increase of $10.25 billion or 11.6 percent from 2002-03. The growth in receipts is comprised of the State Funds increase of $7.97 billion, and additional growth of $2.29 billion in Federal grants. The annual increase in Federal grants primarily reflects the receipt of Federal Emergency Management Agency (FEMA) reimbursement aid for World Trade Center costs ($1.13 billion) and higher projected Federal aid in support of the Medicaid program reflecting the temporary increase in the Federal matching rate ($1.01 billion) and program cost increases ($300 million). Tax receipts are projected to increase by $2.0 billion to total $42.67 billion, while miscellaneous receipts are projected to increase by

$1.65 billion to total $17.71 billion over 2002-03. Federal Grants are projected to total $33.44 billion, an increase of $202 million from 2002-03. The growth in All Governmental Funds miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending, economic development spending, and SUNY tuition increases.

All Governmental Funds spending is estimated at $97.98 billion in 2003-04, an annual increase of $8.92 billion or 10 percent from 2002-03. All Governmental Funds Medicaid spending growth of $2.51 billion primarily reflects underlying spending growth ($1.40 billion), the temporary increase in the Federal matching rate ($1.01 billion), and increased aid for disproportionate share payments to public hospitals ($394 million), as well as the State Funds changes mentioned above ($249 million).

Personal income tax receipts for the 2003-04 fiscal year are estimated at $16.28 billion, a decrease of $8 million from the July Update estimate. This decrease is comprised of an additional deposit to the PIT Refund Reserve Account ($75 million) partially offset by higher PIT collections ($67 million). The estimate reflects an increase of $150 million in the non-withholding payments estimate due in part to a change in collection patterns related to tax actions taken with the Enacted Budget. Despite a year-to-date shortfall in withholding results, the estimate is unchanged reflecting better-than-anticipated securities industry profitability and an expected increase in end-of-year bonus payments. Increases are partially offset by a lower assessments estimate ($25 million), increased costs for the STAR program ($35 million) and greater deposits to the Revenue Bond Tax Fund (RBTF) ($23 million). Important risks affecting the personal income tax estimate include the strength of growth in the overall economy, financial sector compensation trends, and collection patterns related to the temporary tax increase enacted earlier this year.

The historical financial results for the prior three fiscal years are presented below.

2002-03 Fiscal Year. In the revised Financial Plan dated February 28, 2003 (the “February Financial Plan”), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State’s cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State’s future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund (TSRF), $20 million in the Contingency Reserve Fund (CRF) to pay costs related to litigation against the State, and $85 million in the Community Projects Fund, which pays primarily for legislative “member items.”

The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

General Fund receipts and transfer from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfer to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-2002 fiscal year.

General Fund receipts, including transfers from other funds, totaled $41.4 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3. percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) for the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-01 Fiscal Year. The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation (“LGAC”) that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief (“STAR”) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund (“DRRF”) for debt reduction in fiscal year 2001-02.

General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the “Debt Reform Act”) imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

The Debt Reform Act implemented statutory initiatives intended to improve the State’s borrowing practices. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased at 5 percent in 2013-14.

The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act’s limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. For the 2002-03 fiscal year, the debt outstanding and debt service caps are 1.65 percent each. The DOB expects that debt outstanding and debt service costs for the 2002-03 and 2003-04 fiscal years will also be within the statutory caps.

The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2003, there was approximately $1.9 billion in debt instruments resulting in a variable rate exposure. In addition, three authorized issuers entered into a total notional amount of $2.2 billion in interest rate exchange agreements, with a mark-to-market value of about $42 million. Both amounts are less than the authorized totals of 15 percent of total outstanding State-supported debt (about $5.8 billion each).

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York’s authorities and public benefit corporations (“Authorities”). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the “Plan”) within 90 days after the enactment of the State Budget. DOB issued an update to the Plan covering the years 2003-04 through 2007-08 on July 31, 2003. Over the five-year Plan, annual debt issuances are expected to average $5.2 billion. Transportation continues to be the largest area of spending, which is projected at $15.3 billion over the five-year Plan. Spending for the environment ($4 billion), education ($2.2 billion) mental hygiene ($1.5 billion), public protection ($1.3 billion), and economic development, housing and other programs ($1.9 billion) constitutes the remainder of the five-year Plan.

For 2003-04 through 2007-08, the Plan projects issuances of: $872 million in general obligation bonds; $5.3 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $955 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $276 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $7.9 billion in State Personal Income Tax Revenue Bonds to finance various capital programs including school construction, university facilities, SUNY community colleges, State court facilities, local highway improvements, prisons, housing, economic development and environmental programs, homeland security, and State facilities. The projections of State borrowings for the 2003-04 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the School Tax Relief Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2003, approximately $2.4 billion of State Personal Income Tax Revenue Bonds have been issued and outstanding.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

On January 13, 1992, S&P reduced its ratings on the State’s general obligation bonds from A to A- and, in addition, reduced its ratings on the State’s moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State’s general obligation bonds from A- to A and revised its ratings on the State’s moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State’s outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State’s long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State’s long-term general obligations.

On January 6, 1992, Moody’s reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody’s reconfirmed its A rating on the State’s general obligation long-term indebtedness. On March 20, 1998, Moody’s assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody’s affirmed its A2 rating with a stable outlook to the State’s general obligations. In June 2000, Moody’s revised its outlook on the State’s general obligations from stable to positive. On December 6, 2002, Moody’s changed its outlook on the State’s general obligation bonds from stable to negative but retained its A2 rating.

On June 5, 2003, Fitch Ratings assigned its AA- rating on New York’s long-term general obligations.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2003-04 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State’s Medicaid policies, including its rates, regulations and procedures; (3) a challenge to the Governor’s application of his constitutional line item veto authority; (4) a challenge to the funding for New York City public schools; (5) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor; and (6) the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a/ Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation.

Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 Financial Plan. The State believes that the proposed 2003-04 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2003-04 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2003-04 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 Financial Plan.

On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement (“MSA”) with the nation’s largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City

(27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

On June 28, 2003, the State Court of Appeals ruled that the State’s financing system for New York City Schools was unconstitutional. The Court found that the system denied students in New York City schools a sound basic education, which it generally described as the “opportunity for a meaningful high school education, one which prepares them to function productively as civic participants.” The Court directed the State to implement a remedy by July 30, 2004. The fiscal implications of this ruling are unclear at this time, and could range from little or no additional State cost to a significant increase in State support for schools. Projected school aid spending for State Fiscal Year 2003-04 currently totals $12.3 billion in the General Fund (30 percent of General Fund spending; or $14.1 billion — 33 percent — if Lottery aid is included).

In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany Country), the petitioners challenge, inter alia, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the MAC Refinancing Act). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. Be decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city’s ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the city, to market their securities successfully in the public credit markets.

On September 11, 2001, two hijacked passenger jetliners flew into the world Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

Recovery, cleanup, and repair efforts will result in substantial expenditures. The US congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, and the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York city, and increase the small business expensing limit.

The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City’s general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City’s general obligation debt to “negative” from “stable” but maintained its single-A rating.

Moody’s ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody’s upgraded approximately $28 billion of the City’s general obligations from Baa1 to A3. On June 9, 1998, Moody’s affirmed its A3 rating to the City’s general obligations and stated that its outlook was stable. In August 2000, Moody’s upgraded approximately $26 billion of the City’s general obligations from A3 to A2.

On March 8, 1999, Fitch IBCA upgraded New York City’s $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City’s general obligation bonds have not been downgraded by Fitch IBCA.

In response to the City’s fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (“NYC MAC”) to provide financing assistance to the City; the New York State Financial Control Board (the “Control Board”) to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York (“OSDC”) to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City’s Financial Plan. The City’s Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $686 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years.

On June 30, 2003, the City submitted the June 2003 Financial Plan, which projects revenues and expenditures for the 2002-2003 and 2003-2004 fiscal years balanced in accordance with GAAP, after discretionary and other transfers. The June 2003 Financial Plan reflects changes since the June 2002 Financial Plan, as subsequently modified by the Financial Plans submitted on November 18, 2002, January 31, 2003 and April 23, 2003.

Compared to the June 2002 Financial Plan, the June 2003 Financial Plan prior to implementation of the tax increase program, projects significantly lowered tax revenues due to a continued weak economy, which has resulted in lower wage earnings and lower corporate earnings, and reflects other revised forecasts, such as higher pension costs.

The City’s June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.

The June 2003 Financial Plan includes a program to close a budget gap of $8.1 billion in fiscal year 2003-2004. The gap-closing program included in the June 2003 Financial Plan reflects the implementation of an 18.49 percent property tax increase, an increase in personal income tax rates, both effective January 1, 2003, an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003 and a program to reduce agency expenditures and increase agency revenues by $950 million in fiscal year 2002-2003 and $2.1 billion in fiscal year 2003-2004. The June 2003 Financial Plan also assumes retroactive and ongoing payments for the Port Authority of New York and New Jersey for airport leases. As a result of the 2003-2004 fiscal year State Budget that was enacted in May 2003, the June 2003 Financial Plan includes State Assistance in the amount of $2.7 billion. Included in the $2.7 billion of State Assistance, the June 2003 Financial Plan assumes the saving of $500 million from refinancing debt of the Municipal Assistance Corporation For the City of New York by a local development corporation with funds provided by the State pursuant to State legislation. The Governor has stated that he believes such legislation is unconstitutional.

On April 15, 2003 the City released the Executive Budget for the fiscal year 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State’s Executive Budget (published after the January preliminary budget) the budget gap was projected to be $3.8 billion in fiscal year 2003-04. The plan anticipated closing this budget gap through a $600 million gap-closing program, state actions totaling $2.7 billion (included a request for restoration of executive budget cuts, personal income tax reform and other State legislative proposals), $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport lease.

On August 13, 2003, LGAC, its Chairperson, the State Division of the Budget and its Director sued the City and the Sales Tax Asset Receivable Corporation (STAR Corp.) seeking to prevent the issuance of bonds by STAR Corp., the local development corporation expected to finance the cost of debt service on MAC debt otherwise payable from City sales tax revenue. STAR Corp. debt is expected to be paid from the annual payment of $170 million from LGAC which the City would assign to STAR Corp. The State Supreme Court granted the City’s and STAR Corp.’s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. The appeal to expected to be heard in November. The outcome of this litigation cannot be predicted with certainty. If the $500 million in annual savings in MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecasted budget gaps in the subsequent years of the Financial Plan.

The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits). The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

On October 3, 2003, the City’s Office of Management and Budget directed City agencies to detail how they would sustain a three percent reduction in City-funded expenditures, with the goal of achieving budgetary savings of $300 million in fiscal year 2004.

On October 15, 2003, the Mayor and the Governor announced that the City and the Port Authority of New York and New Jersey (the “Port Authority”) had reached an agreement to extend the current lease on John F. Kennedy International and LaGuardia airports through 2050. The agreement secures a minimum upfront payment to the City of approximately $700 million and a minimum annual rent payment of $93.5 million. The upfront payment, which consists of an approximately $500 million lump sum payment and the annual rent payments for 2002 and 2003, is expected to be received late in fiscal year 2004 or in fiscal year 2005. This agreement is subject to the approval of the Port Authority Board and other closing conditions.

The City has recognized $2.7 billion in State assistance as a result of the fiscal year 2003-04 State Budget that was enacted in May 2003.

New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.

The projections set forth in the City’s Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City’s infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City’s capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City’s remaining capacity, will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State’s projections of its receipts and disbursements for the fiscal year.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the funds, but, to the extent employed, could from time to time have a material impact on a fund’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a fund based on its investment restrictions, as described herein, and in a fund’s applicable prospectus.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The mortgage-backed securities either issued or guaranteed by GNMA, FHLMC or FNMA (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. Also, a fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other mortgage-backed securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Advance Refunded Bonds. A fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase Municipal Securities that have been refunded prior to purchase by a fund.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

Certificates of Participation. A fund may purchase Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a fund an undivided interest in the Municipal Security in the proportion that a Fund’s interest bears to the total principal amount of the Municipal Security. Certificates of Participation may be variable rate or fixed rate. Because Certificates of Participation are interests in Municipal Securities that are generally funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the underlying Municipal Securities may not be made. A Certificate of Participation may be backed by a guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. A fund’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by a fund’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

High Yield/High Risk Bonds. A fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See “Ratings of Investments” for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield (high-risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund’s ability to dispose of particular issues and may also make it more difficult for a funds to obtain accurate market quotations for purposes of valuing a fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the junk bonds acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend only overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the funds are actually engaged in borrowing through the interfund lending program, such borrowings will comply with each Fund’s nonfundamental policies.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Indexed Securities. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Inverse Floaters. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s; AAA, AA, A or BBB by S&P; F1, F2 or F3 by Fitch’s or AAA, AA, A or BBB by Duff & Phelps’ or judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Municipal Securities. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under “Fannie Mae” (the Federal National Mortgage Association) or GNMA (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for a fund’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A fund believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a fund’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.

A fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements, subject to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of the account is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield and may be viewed as a form of leverage.

Securities Backed by Guarantees. A fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of a fund’s portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of the funds’ net assets are required to be invested in tax-exempt municipal securities, and as limited by the funds’ other investment restrictions and subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a funds’ portfolio resulting from securities markets fluctuations, to protect the funds’ unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the funds’ portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the funds to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization (“NRSRO”) or are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund’s income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a fund must be “covered” (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of such fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio management and return enhancement purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A fund may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a fund’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, a fund’s return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require that fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require that fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires that fund to segregate cash or liquid assets equal to the exercise price.

OTC options entered into by a fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund, other than those above, generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and that fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash or liquid assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Third Party Puts. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a fund will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at a fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund will have the following features: (1) they will be in writing and will be physically held by a fund’s custodian; (2) a fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund’s acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Variable Rate Demand Instruments. A fund may purchase variable rate demand instruments, which are obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A fund generally intends to exercise the demand only (1) upon a default under the terms of the obligation, (2) as needed to provide liquidity to a fund, (3) to maintain a high quality investment portfolio or (4) to maximize a fund’s yield. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that a fund may purchase are payable on demand on not more than seven calendar days’ notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. A fund will determine the variable rate demand instruments that it will purchase in accordance with procedures designed to minimize credit risks.

The Advisor may determine that an unrated variable rate demand instrument meets a fund’s quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for a fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of a fund. The Advisor will reevaluate each unrated variable rate demand instrument held by a fund on a quarterly basis to determine that it continues to meet a fund’s quality criteria.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. A fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a fund will ordinarily be deemed to be the longer of (1) the notice period required before a fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument’s next interest rate adjustment.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management (“DeAM”) and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of DeAM, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. The predecessor firm to DeIM, Zurich Scudder Investment, Inc. (“Scudder”), reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Trust’s Board of Trustees. The Trustees have overall responsibility for the management of each Fund under Massachusetts law.

Pursuant to an investment management agreement (each an “Agreement”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The current Agreements, dated April 5, 2002, for each Fund were last approved by the Trustees on August 12, 2003, for Scudder Massachusetts Tax-Free Fund and September 26, 2003 for Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund, and Scudder New York Tax-Free Income Fund. Each Agreement will continue in effect until September 30, 2004, and will continue from year to year thereafter only if approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trusts, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trusts’ Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Code and to the Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Funds’ federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing the accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

The current advisory fee rates are accrued daily and payable monthly at the annual rate shown below:

Average Daily Net Assets	Scudder California Tax-Free Income Fund	Scudder Florida Tax-Free Income Fund	Scudder New York Tax-Free Income Fund
$0 - $250 million	0.55%	0.55%	0.55%
$250 million - $1 billion	0.52%	0.52%	0.52%
$1 billion - $2.5 billion	0.50%	0.50%	0.50%
$2.5 billion - $5 billion	0.48%	0.48%	0.48%
$5.0 billion - $7.5 billion	0.45%	0.45%	0.45%
$7.5 billion - $10 billion	0.43%	0.43%	0.43%
$10 billion - $12.5 billion	0.41%	0.41%	0.41%
Over $12.5 billion	0.40%	0.40%	0.40%

Average Daily Net Assets	Scudder Massachusetts Tax-Free Fund
$0 - $400 million	0.60%
$400 million - $1 billion	0.525%
After $1.0 billion	0.50%

The advisory fee is payable monthly provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fees than accrued in the books of the Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal 2004	Fiscal 2003	Fiscal 2002	Fiscal 2001
Scudder California Tax-Free Income Fund	N/A	$5,580,678	$5,634,690	$4,451,538
Scudder Florida Tax-Free Income Fund	N/A	$415,398	$399,475	$404,352
Scudder Massachusetts Tax-Free Fund	$3,142,480	$3,142,894	$2,896,929	$2,594,528
Scudder New York Tax-Free Income Fund	N/A	$2,094,389	$2,067,868	$1,355,595

Effective October 1, 2003, through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain each Fund’s total operating expenses at 0.80% for Class A, Class B and Class C shares. These limitations exclude taxes, brokerage, interest expense, Rule 12b-1 and/or service fees, extraordinary expenses, the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel) and organizational and offering expenses.

In addition to the fee cap applicable to all funds previously subject to the Administrative Agreement (as hereafter described), through September 30, 2004, the Fund’s Advisor, accounting agent, principal underwriter, administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain total operating expenses at 1.51% and 1.55% for Classes B and C, respectively, for Scudder California Tax-Free Income Fund, at 1.48% and 1.62% for Classes B and C, respectively, for Scudder Florida Tax-Free Income Fund, and 1.49% and 1.56% for Classes B and C, respectively, for Scudder New York Tax-Free Income Fund, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under its Agreement, a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

Scudder Massachusetts Tax-Free Fund

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

All Funds

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Board Considerations in connection with the Annual Renewal of Investment Agreement for Scudder Massachusetts Tax-Free Fund

The Trustees approved the continuation of the Fund’s current investment management agreement in August 2003. In connection with their deliberations, the Trustees considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Funds. The factors considered by the Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; the Advisor’s profitability from managing the Funds and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the Advisor by reason of brokerage business generated by the Funds.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Trustees also considered the Advisor’s recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Funds and the Advisor. To the extent they deemed it relevant, the Trustees also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG’s recent acquisition of the Advisor.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of the Trust may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

Board Considerations in Connection with Annual Renewal of Investment Management Agreements for Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund

The Board of Trustees approved the renewal of each Fund’s advisory contract on September 26, 2003. As part of the annual contract review process, commencing in July, 2003, the Board, as a whole, the Independent Trustees, separately, and each Fund’s Fixed-Income Oversight Committee met on several occasions to consider the renewal of each Fund’s investment management agreement. The Fixed-Income Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee’s findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2003, the Board concluded that the terms of the investment management agreements for each Fund are fair and reasonable and the continuance of each agreement is in the best interest of each Fund.

In connection with their meetings, the Fixed-Income Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor; (ii) the management fees, expense ratios and asset sizes of the Funds relative to peer groups; (iii) the level of the Advisor’s profits with respect to the management of the Funds, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Funds relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of the Advisor; and (vi) the potential benefits to the Advisor, the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. The Board reviewed each Fund’s investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group (“Focus Funds”) and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered each Fund’s management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the effect of the termination of the unitary fee structure under the administrative agreement. In addition to the fee cap applicable to all funds formerly subject to the unitary fee structure, the Board requested and the Advisor agreed to cap total operating expenses for certain classes through September 30, 2004.

Profitability. The Board considered the level of the Advisor’s profits with respect to the management of each Fund, including a review of the Advisor’s methodology in allocating its costs to the management of the Funds. The Board considered the profits realized by the Advisor in connection with the operation of each Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor’s overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of each Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Administrative Agreement

From June 18, 2001, until September 30, 2003 (March 31, 2004 for Scudder Massachusetts Tax-Free Fund), each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an administrative services fee (the “Administrative Fee”) of 0.075% for Scudder California Tax-Free Income Fund, 0.100% for Scudder Florida Tax-Free Income Fund, 0.125% for Scudder New York Tax-Free Income Fund and 0.175% for Scudder Massachusetts Tax-Free Fund for Class A, 0.125% for Scudder California Tax-Free Income Fund, 0.150% for Scudder Florida Tax-Free Income Fund, 0.175% for Scudder New York Tax-Free Income Fund and 0.225% for Scudder Massachusetts Tax-Free Fund for Class B, 0.175% for Scudder California Tax-Free Income Fund, 0.125% for Scudder Florida Tax-Free Income Fund, 0.150% for Scudder New York Tax-Free Income Fund and 0.200% for Scudder Massachusetts Tax-Free Fund for Class C of the average daily net assets of the applicable class.

Effective October 1, 2003 (April 1, 2004, for Scudder Massachusetts Tax-Free Fund) the Administrative Agreement was terminated and each Fund bears those expenses directly. In connection with such termination, the Advisor has agreed to limit expenses. Please refer to the descriptions of the Funds’ Investment Management Agreements for a discussion of the expense reimbursement/waiver arrangements.

In accordance with the Administrative Agreement, the Administrative Fees charged to Class A, Class B and Class C for the most recent fiscal years were as follows:

Fund Name	Fiscal Year		Class A		Class B		Class C		Unpaid at Year End Class A		Unpaid at Year End Class B		Unpaid at Year End Class C
Scudder California Tax-Free Income Fund	2001 2002 2003	*	$ $ $	113,224 1,476,881 531,891	$ $ $	8,322 72,771 35,601	$ $ $	2,724 13,280 13,900	$ $ $	51,207 206,459 44,785	$ $ $	3,747 6,716 2,748	$ $ $	1,552 1,403 1,258

Scudder Florida Tax-Free Income Fund	2001 2002 2003	*	$ $ $	13,312 66,174 68,790	$ $ $	1,790 8,380 8,142	$ $ $	206 1,088 1,634	$ $ $	5,034 5,420 4,617	$ $ $	674 634 549	$ $ $	80 100 165

Scudder Massachusetts Tax-Free Fund(1)	2002 2003 2004		$ $ $	3,284 17,413 31,392	$ $ $	1,551 9,737 17,070	$ $ $	350 3,667 11,040	$ $ $	570 1,929 1,385	$ $ $	383 1,210 585	$ $ $	83 603 427

Scudder New York Tax-Free Income Fund	2001 2002 2003	*	$ $ $	4,781 227,589 225,897	$ $ $	1,172 22,006 19,604	$ $ $	56,989 6,723 7,762	$ $ $	2,165 20,917 18,636	$ $ $	535 2,003 1,670	$ $ $	25,377 687 687

*	For the period June 18, 2001 (commencement of the Administrative Agreement) through August 31, 2001.
(1)	Classes A, B and C of the Scudder Massachusetts Tax-Free Fund commenced operations on June 18, 2001, and, therefore, did not pay any fees during fiscal year 2001 and paid fees during fiscal year 2002 only from its inception through March 31, 2002.

AMA InvestmentLink(SM) Program

Scudder Massachusetts Tax-Free Fund: Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Funds, the Advisor, and the Funds’ principal underwriter have each adopted Codes of Ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to an Underwriting and Distribution Services Agreement (“Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of each Fund and acts as agent of each Fund in the continuous offering of its Shares. The Distribution Agreement for Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Massachusetts Tax-Free Fund and Scudder New York Tax-Free Income Fund, dated April 5, 2002, was last approved by the Trustees on August 12, 2003 for Scudder Massachusetts Tax-Free Fund and September 26, 2003, for Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Fund. The Distribution Agreements will remain in effect until September 30, 2004, and from year to year thereafter only if their continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the Distribution Agreements.

Each Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of each Fund, including the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the Agreement. Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class-by-class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. SDI receives compensation from the Funds as principal underwriter for Class A, Class B and Class C shares, as applicable.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days’ notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under “Rule 12b-1 Plans” below, SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund’s Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

Compensation to Underwriter and Firms

for Calendar Year 2003

	12b-1 Fees (Distribution Fee) Paid To SDI	12b-1 Fees (Shareholder Servicing Fee) Paid to SDI	Compensation Paid by SDI to Firms from Distribution Fee	Compensation Paid by SDI to Firms from Shareholder Servicing Fee	Advertising, Sales, Literature and Promotional Materials
Massachusetts Tax-Free Fund
Class A	NA	$36,207	NA	$284	NA
Class B	$53,519	$6,913	$143,873	$27	$29,541
Class C	$35,561	$1,580	$37,018	$5	$32,325

Other Distribution Expenses Paid by

Underwriter for Calendar Year 2003

	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expenses
Massachusetts Tax-Free Fund
Class A	NA	NA	NA	NA
Class B	$1,452	$12,657	$1,091	$11,264
Class C	$1,534	$13,886	$1,201	$0

Other Distribution Expenses Paid

by Underwriter for Fiscal Year Ended 2003

Fund	12b-1 Fees Paid to SDI	Contingent Deferred Sales Charge Paid to SDI	Advertising and Literature	Prospectus Printing	Marketing and Sales Expenses	Misc. Operating Expenses	Interest Expense
California Tax-Free Income Fund
Class A	$1,279,651	$7,537	N/A	N/A	N/A	N/A	N/A
Class B	$281,018	$71,037	$22,294	$957	$10,186	$1,290	$71,872
Class C	$78,073	$1,906	$19,404	$999	$7,111	$899	$0

Florida Tax-Free Income Fund
Class A	$129,053	$124	N/A	N/A	N/A	N/A	N/A
Class B	$53,739	$11,102	$5,746	$215	$2,167	$296	$10,135
Class C	$13,075	$0	$4,634	$210	$1,645	$153	$0

New York Tax-Free Income Fund
Class A	$311,214	$0	N/A	N/A	N/A	N/A	N/A
Class B	$110,163	$12,686	$9,570	$494	$3,208	$566	$28,001
Class C	$50,888	$1,508	$11,001	$579	$4,166	$426	$0

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

Fund	Fiscal Year	Aggregate Sales Commissions		Aggregate Commissions Paid to Firms		Aggregate Commissions Paid to Affiliated Firms		Aggregate Commissions Retained by SDI
Scudder California Tax-Free Income Fund	2003 2002 2001	$ $ $	174,000 145,000 229,000	$ $ $	90,000 85,000 39,000	$ $ $	21,000 0 60,000	$ $ $	63,000 60,000 130,000

Scudder Florida Tax-Free Income Fund	2003 2002 2001	$ $ $	23,000 50,000 63,000	$ $ $	8,000 29,000 29,000	$ $ $	7,000 0 15,000	$ $ $	8,000 21,000 19,000

Scudder Massachusetts Tax-Free Fund	2004 2003 2002	$ $ $	51,000 52,000 14,000	$ $ $	31,000 33,000 8,000	$ $ $	6,000 0 1,000	$ $ $	14,000 16,000 4,000

Scudder New York Tax-Free Income Fund	2003 2002 2001	$ $ $	45,000 16,000 9,000	$ $ $	26,000 3,000 3,000	$ $	2,000 0 $0	$ $ $	17,000 13,000 6,000

Certain trustees or officers of the Funds are also trustees or officers of the Advisor or SDI, as indicated under “Officers and Trustees.”

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund included in each Fund’s prospectus and the Financial Statements of each Fund incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, given on the authority of said firm as experts in accounting and auditing. Ernst & Young LLP audits the financial statements of each Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial highlights of Scudder Massachusetts Tax-Free Fund included in the Fund’s prospectus and the Financial Statements of the Fund incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 125 High Street, Boston, MA 02110, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, acts as counsel for Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund and the Independent Trustees of those Funds.

Ropes and Gray LLP, One International Place, Boston, MA 02110, acts as counsel for Scudder Massachusetts Tax-Free Fund and the Independent Trustees of the Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation (SFAC), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining portfolio and general accounting records.

Pursuant to an agreement between SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting Agreement”), SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by a fund.

Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund

Currently, SFAC receives no fee for its services to the Funds; however, subject to Board approval, some time in the future, SFAC may seek payment for its services under this agreement.

Scudder Massachusetts Tax Free Fund

Pursuant to an agreement between SFAC and the Fund, the Fund pays SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.004% of such assets in excess of $1 billion, plus holding and transaction charges for this service. From June 18, 2001 through March 31, 2004 these fees were paid by the Advisor pursuant to the Administrative Agreement.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

Custodian, Transfer Agent and Shareholder Service Agent

SSB, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Fund. SSB attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.

Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund

SSB is also each Fund’s transfer agent and dividend paying agent. Pursuant to an agreement with SSB, Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as each Fund’s transfer agent, dividend-paying agent and shareholder service agent for each Fund’s

Class A, B and C shares. SISC receives as transfer agent an annual account fee of $14.00 ($23.00 for retirement accounts) plus account set up charges, annual fees associated with the contingent deferred sales charges (Class B shares only), an asset based fee of 0.02% and out-of-pocket expense reimbursement.

Scudder California Tax-Free Income Fund

Prior to June 18, 2001, the amount charged to Class A, B and C shares by SISC aggregated $256,315, $18,790, and $2,245, respectively.

From June 18, 2001 through September 30, 2003 these fees were paid by the Advisor pursuant to the Administrative Agreement.

Scudder Florida Tax-Free Income Fund

Prior to June 18, 2001, the amount charged to Class A, B and C shares by SISC aggregated $16,484, $918, and $281, respectively.

From June 18, 2001 through September 30, 2003 these fees were paid by the Advisor pursuant to the Administrative Agreement.

Scudder New York Tax-Free Income Fund

Prior to June 18, 2001, the amount charged to Class A, B and C shares by SISC aggregated $84,727, $8,984 and $1,441, respectively.

From June 18, 2001 through September 30, 2003 these fees were paid by the Advisor pursuant to the Administrative Agreement.

Scudder Massachusetts Tax-Free Fund

SISC, 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the Fund’s transfer agent, dividend-paying agent and shareholder service agent for the Fund’s Class A, B, and C shares. SISC receives as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement.

From June 18, 2001 through March 31, 2004 these fees were paid by the Advisor pursuant to the Administrative Agreement.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by a Fund.

PORTFOLIO TRANSACTIONS

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker/dealers who supply research services to the Advisor or a Fund. The term “research services,” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Portfolio shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

For the past three fiscal years for each Fund, no brokerage commissions were paid to or retained by SDI.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal years for Scudder California Tax-Free Income Fund are as follows:

33% and 24% for the fiscal years ended August 31, 2003 and 2002.

Portfolio turnover rates for the two most recent fiscal years for Scudder Florida Tax-Free Income Fund are as follows:

42% and 14% for the fiscal years ended August 31, 2003 and 2002.

Portfolio turnover rates for the two most recent fiscal years from Scudder Massachusetts Tax-Free Fund are as follows:

25% and 37% for the fiscal years ended March 31, 2004 and 2003.

Portfolio turnover rates for the two most recent fiscal years for Scudder New York Tax-Free Income Fund are as follows:

24% and 24% for the fiscal years ended August 31, 2003 and 2002.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, SISC (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of twelve o’clock noon and the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day’s net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than a Fund, to forward the purchase order to (the “transfer agent”) in Kansas City by the close of regular trading on the Exchange.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund (and Class A shares of other funds) in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

Compensation Schedule #1(1)		Compensation Schedule #2(2)			Compensation Schedule #3(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value
$1 million to $5 million	1.00%	Under $	15 million	0.75%	Over $	15 million	0.25%
Over $5 million to $50 million	0.50%		—	—		—	—
Over $50 million	0.25%		—	—		—	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.
(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any “purchaser” which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price	As a Percentage of Net Asset Value*	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.60%	2.67%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million and over	.00 **	.00 **	***

*	Rounded to the nearest one-hundredth percent.
**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***	Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder Funds;

(b)	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Fund;

(c)	registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(d)	certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(e)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g)	persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h)	selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(i)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(k)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the Fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below (collectively, the “Large Order NAV Purchase Privilege”); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. The Fund’s Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Funds may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class C Purchases. Class C shares of the Fund are offered at net asset value. No initial sales charge is imposed. Class C shares sold without an initial sales charge allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Fund’s prospectus and Statement of Additional Information.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the Flex subaccount record keeping system (“Flex System”) maintained by ADP under an alliance with SDI and its affiliates (“Scudder Flex Plans”).

The following provisions apply to Scudder Flex Plans.

a.	Class B Share Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the Flex System after October 1, 2003. Effective October 1, 2004, orders to purchase Class B shares for a Scudder Flex Plan established on the Flex System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold.

b.	Class C Share Plans. Effective October 1, 2004, Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1 million or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1 million threshold.

The procedures described in A and B above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically

(minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions.

The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of a Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2003 will be eligible for the second year’s charge if redeemed on or after March 1, 2004. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. All new investors and existing shareholders who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds, subject to the provisions below.

Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Such exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to declare daily and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in November or December or otherwise as needed.

An additional distribution may also be made (or treated as made) in November or December if necessary to avoid the excise tax enacted by the Tax Reform Act of 1986. Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.	To receive income and capital gain distributions in cash.

Distributions will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See “Combined Purchases” for a listing of such other Funds. To use this privilege of investing dividends of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a fund.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gain in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Exempt-Interest Dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Investors may not deduct part or all of the interest on indebtedness, if any, incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholders that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Taxable Distributions. For federal income tax purposes, distributions of investment income, other than exempt-interest dividends, are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by a shareholder of a Fund to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. As they invest primarily in tax-exempt bonds, the Funds do not expect a significant portion of fund distributions to be derived from qualified dividend income funds.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Taxation of Certain Investments. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

A Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund’s level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund’s corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as taxable distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting taxable ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in the Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

“Exempt-interest dividends” are included as income for purposes of determining whether the amount of a shareholder’s total social security benefits and railroad retirement benefits are subject to tax.

Scudder Florida Tax-Free Income Fund

Dividends paid by the Florida Fund, including capital gain distributions, to individual shareholders will not be subject to the Florida income tax since Florida does not impose a personal income tax. Dividends paid by the Florida Fund, including capital gain distributions, will be taxable to corporate shareholders that are subject to the Florida corporate income tax. During the fiscal year ended August 31, 2003, 100% of the income dividends paid by the Florida Fund constituted tax-exempt dividends for federal income tax purposes. Additionally, Florida imposes an “intangibles tax” at the rate of $1.00 per $1,000 of taxable value of certain securities and other intangible assets owned by Florida residents on January 1st of each year. Cash held in bank accounts, US Government securities and Florida Municipal Securities are exempt from this intangibles tax. The first $20,000 of securities subject to the tax is also exempt from the intangibles tax. Further any person owing less than $60.00 of intangibles tax is exempt from the tax. Florida’s intangibles tax statute was recently revised. Under the most recent revisions, if on December 31st of any year the Florida Fund’s portfolio consists of at least 90% of assets which are exempt from the intangibles tax (primarily US Government securities, Florida Municipal Securities and cash held in bank accounts), then the shares of the Florida Fund are exempt from the intangibles tax. If less than 90% of the Florida Fund’s assets is exempt from the intangibles tax, then only that portion of the value of the Florida Fund’s shares attributable to US Government securities will be exempt from the Florida intangibles tax. Thus, in order to take full advantage of the exemption from the intangibles tax in any year, the Florida Fund could be required to sell non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to December 31st. Transactions costs involved in restructuring the portfolio in this fashion would likely reduce the Florida Fund’s investment return and might exceed any increased investment return the Florida Fund achieved by investing in non-exempt assets during the year. On December 31, 2002, the Florida Fund’s portfolio consisted solely of assets exempt from the intangibles tax.

Scudder Massachusetts Tax-Free Fund

Individual shareholders of Scudder Massachusetts Tax-Free Fund resident in Massachusetts will not be subject to Massachusetts personal income tax on distributions received from a Fund to the extent such distributions constitute either (1) exempt-interest dividends under Section 852(b)(5) of the Code which the Fund properly identifies as consisting of interest on tax-exempt obligations of the Commonwealth of Massachusetts or its political subdivisions or any agency or instrumentality of the foregoing, or (2) dividends which a Fund properly identifies as attributable to interest on tax-exempt obligations of the United States and instrumentalities or obligations issued by the Governments of Puerto Rico, The Virgin Islands and Guam.

Other distributions from the Fund, including those derived from taxable interest income and long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income taxation except for distributions which qualify as capital gain dividends under Section 852(b)(3) of the Code, and are properly identified by the Fund as attributable to the sale of certain Massachusetts obligations issued pursuant to legislation which specifically exempts capital gain on the sale of such obligations from Massachusetts income taxation.

Fund distributions will not be excluded from net income, and shares of a Fund will not be excluded from the net worth of intangible property corporations, for purposes of computing the Massachusetts corporate excise tax.

Scudder California Tax-Free Income Fund

In any year in which the Fund qualifies as regulated investment companies under Subchapter M of the Code and are exempt from federal income tax, the Fund will also be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to their shareholders. The Fund may be taxed on its undistributed taxable income (including interest income on California municipal securities for franchise tax purposes). If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, then all of the Fund’s taxable income may be subject to California state franchise or income tax at regular corporate rates.

If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company (or series thereof) consists of obligations the interest on which, if held by an individual, is exempt from taxation by California, then the regulated investment company (or series thereof) will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as “California exempt-interest dividends”). The Fund intends to qualify under the above requirements so it can pay California exempt-interest dividends. However, if a Fund fails to so qualify, then no part of its dividends to shareholders will be exempt from California personal income tax.

Within 60 days after the close of its taxable year, each Fund will notify each shareholder of the portion of the dividends paid by the Fund with respect to such taxable year which is exempt from California state personal income tax. Interest on obligations of Puerto Rico and other US possessions, as well as interest on obligations of the State of California or its political subdivisions, may be distributed as California exempt-interest dividends. Distributions from the Funds which are attributable to sources other than those described in the preceding sentence generally are taxable to such shareholders as ordinary income. However, distributions derived from interest on US Government obligations, if any, may also be designated by the Fund and treated by shareholders as exempt under the California personal income tax provided the 50% requirement of the preceding paragraph is satisfied.

To the extent, if any, dividends paid to shareholders of the Fund are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends. Such dividends will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes; provided that California has not adopted the federal rule that allows a regulated investment company to elect to treat such capital gains as having been distributed even though no capital gain dividend has actually been paid. See “Federal Taxation” above. In the case where the Fund makes this election for federal income tax purposes, any such capital gains may be subject to tax at the Fund level for California franchise or corporate income tax purposes.

Shares of the Fund are not subject to the California property tax.

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund are not deductible for California personal income tax purposes. In addition, any loss realized by a shareholder of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution on such shares is treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption shares within 30 days before or after the acquisition of other shares of the same Fund may be disallowed under the “wash sale” rules.

The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable for California state personal income tax only. Any dividends paid to shareholders subject to California state franchise or California state corporate income tax may therefore be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of dividends is exempt from California state personal income tax. Accordingly, potential investors in a Fund, excluding, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

Scudder New York Tax-Free Income Fund

Individual New York resident shareholders of Scudder New York Tax-Free Income Fund will not be subject to New York State or New York City personal income tax on distributions received from the Fund to the extent such distributions (1) constitute exempt-interest dividends under Section 852(b)(5) of the Code and (2) are attributable to interest on tax-exempt obligations of New York State or its political subdivisions, as well as certain other obligations the interest on which is considered tax-exempt for New York State and New York City personal income tax purposes. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

The foregoing is only a summary of some of the tax considerations generally affecting Scudder New York Tax-Free Income Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Tax-Equivalent Yield

Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30 day (or one month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of a Fund’s yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment — tax-exempt or taxable — will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of 1 minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield a Fund may generate. The tables are based upon current law as to the 2003 tax rates schedules.

CALIFORNIA

Tax Equivalent Yields

Scudder 2003

Taxable Income Single *	Effective State Rate	Effective Federal Rate	Combined California and Federal Tax Bracket	Taxable Income Joint	Effective State Rate	Effective Federal Rate	Combined California and Federal Tax Bracket
$21,826 - $28,400	6.00%	15.00%	20.10%	$27,658 - $43,652	4.00%	15.00%	18.40%
$28,401 - $30,298	6.00%	25.00%	29.50%	$43,653 - $56,800	6.00%	15.00%	20.10%
$30,299 - $38,291	8.00%	25.00%	31.00%	$56,801 - $60,596	6.00%	25.00%	29.50%
$38,292 - $68,800	9.30%	25.00%	31.98%	$60,597 - $76,582	8.00%	25.00%	31.00%
$68,801 - $143,500	9.30%	28.00%	34.70%	$76,583 - $114,650	9.30%	25.00%	31.98%
$143,501 - $311,950	9.30%	33.00%	39.23%	$114,651 - $174,700	9.30%	28.00%	34.70%
over $311,950	9.30%	35.00%	41.05%	$174,701 - $311,950	9.30%	33.00%	39.23%
				over $311,950	9.30%	35.00%	41.05%

If your combined federal and state effective tax rate in 2002 is:

	20.10%	29.50%	31.00%	31.98%	34.70%	39.23%	18.40%	20.10%	29.50%	31.00%

To match these tax-free yields: Your taxable investment would have to earn the following yield:

2.00%	2.50%	2.84%	2.90%	2.94%	3.06%	3.29%	2.45%	2.50%	2.84%	2.90%
3.00%	3.75%	4.26%	4.35%	4.41%	4.59%	4.94%	3.68%	3.75%	4.26%	4.35%
4.00%	5.01%	5.67%	5.80%	5.88%	6.13%	6.58%	4.90%	5.01%	5.67%	5.80%
5.00%	6.26%	7.09%	7.25%	7.35%	7.66%	8.23%	6.13%	6.26%	7.09%	7.25%
6.00%	7.51%	8.51%	8.70%	8.82%	9.19%	9.87%	7.35%	7.51%	8.51%	8.70%
7.00%	8.76%	9.93%	10.14%	10.29%	10.72%	11.52%	8.58%	8.76%	9.93%	10.14%
8.00%	10.01%	11.35%	11.59%	11.76%	12.25%	13.16%	9.80%	10.01%	11.35%	11.59%
9.00%	11.26%	12.77%	13.04%	13.23%	13.78%	14.81%	11.03%	11.26%	12.77%	13.04%

If your combined federal and state effective tax rate in 2002 is:

	31.98%	34.70%	39.23%	41.05%

To match these tax-free yields: Your taxable investment would have to earn the following yield:

2.00%	2.94%	3.06%	3.29%	3.39%
3.00%	4.41%	4.59%	4.94%	5.09%
4.00%	5.88%	6.13%	6.58%	6.78%
5.00%	7.35%	7.66%	8.23%	8.48%
6.00%	8.82%	9.19%	9.87%	10.18%
7.00%	10.29%	10.72%	11.52%	11.87%
8.00%	11.76%	12.25%	13.16%	13.57%
9.00%	13.23%	13.78%	14.81%	15.27%

Please note:

1)	This chart does not take into consideration any local or city tax rates.
2)	The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.
3)	The combined effective tax rate reflects a deduction for state income taxes on the federal return.
4)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code.
*	Brackets based on 2003 federal brackets combined with 2002 California brackets; all rates 2003 rates

FLORIDA

Tax Equivalent Yields

Scudder 2003

NO STATE INCOME TAX			Combined Florida and Federal Tax Bracket	NO STATE INCOME TAX			Combined Florida and Federal Tax Bracket
Taxable Income Single	Effective State Rate	Effective Federal Rate		Taxable Income Joint	Effective State Rate	Effective Federal Rate
$28,401 - $68,800	0.00%	25.00%	25.00%	$56,801 - $114,650	0.00%	25.00%	25.00%
$68,801 - $143,500	0.00%	28.00%	28.00%	$114,651 -$174,700	0.00%	28.00%	28.00%
$143,501 - $311,950	0.00%	33.00%	33.00%	$174,701 - $311,950	0.00%	33.00%	33.00%
over $311,950	0.00%	35.00%	35.00%	over $311,950	0.00%	35.00%	35.00%

If your combined federal and state effective tax rate in 2002 is:

	10.00%	15.00%	25.00%	28.00%	33.00%	35.00%	25.00%	28.00%	33.00%	35.00%

To match these tax-free yields: Your taxable investment would have to earn the following yield:

2.00%	2.22%	2.35%	2.67%	2.78%	2.99%	3.08%	2.67%	2.78%	2.99%	3.08%
3.00%	3.33%	3.53%	4.00%	4.17%	4.48%	4.62%	4.00%	4.17%	4.48%	4.62%
4.00%	4.44%	4.71%	5.33%	5.56%	5.97%	6.15%	5.33%	5.56%	5.97%	6.15%
5.00%	5.56%	5.88%	6.67%	6.94%	7.46%	7.69%	6.67%	6.94%	7.46%	7.69%
6.00%	6.67%	7.06%	8.00%	8.33%	8.96%	9.23%	8.00%	8.33%	8.96%	9.23%
7.00%	7.78%	8.24%	9.33%	9.72%	10.45%	10.77%	9.33%	9.72%	10.45%	10.77%
8.00%	8.89%	9.41%	10.67%	11.11%	11.94%	12.31%	10.67%	11.11%	11.94%	12.31%
9.00%	10.00%	10.59%	12.00%	12.50%	13.43%	13.85%	12.00%	12.50%	13.43%	13.85%

If your combined federal and state effective tax rate in 2002 is:

	0.00%	0.00%

To match these tax-free yields: Your taxable investment would have to earn the following yield:

2.00%	2.00%	2.00%
3.00%	3.00%	3.00%
4.00%	4.00%	4.00%
5.00%	5.00%	5.00%
6.00%	6.00%	6.00%
7.00%	7.00%	7.00%
8.00%	8.00%	8.00%
9.00%	9.00%	9.00%

Please note:

1)	This chart does not take into consideration any local or city tax rates.
2)	The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.
3)	The combined effective tax rate reflects a deduction for state income taxes on the federal return.
4)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

NEW YORK

Tax Equivalent Yields Scudder 2003

Taxable Income Single	Effective State Rate	Effective Federal Rate	Combined New York and Federal Tax Bracket	Taxable Income Joint	Effective State Rate	Effective Federal Rate	Combined New York and Federal Tax Bracket
$28,401 - $68,800	6.85%	25.00%	30.14%	$56,801 - $114,650	6.85%	25.00%	30.14%
$68,801 - $100,000	6.85%	28.00%	32.93%	$114,651 -$150,000	6.85%	28.00%	32.93%
$100,001 - $143,500	7.50%	28.00%	33.40%	$150,001 -$174,700	7.50%	28.00%	33.40%
$143,501 - $311,950	7.50%	33.00%	38.03%	$174,701 -$311,950	7.50%	33.00%	38.03%
$311,951 - $500,000	7.50%	35.00%	39.88%	$311,951 - $500,000	7.50%	35.00%	39.88%
over $500,000	7.70%	35.00%	40.01%	over $500,000	7.70%	35.00%	40.01%

If your combined federal and state effective tax rate in 2002 is:

	30.14%	32.93%	33.40%	38.03%	39.88%	40.01%

To match these tax-free yields: Your taxable investment would have to earn the following yield:

2.00%	2.86%	2.98%	3.00%	3.23%	3.33%	3.33%
3.00%	4.29%	4.47%	4.50%	4.84%	4.99%	5.00%
4.00%	5.73%	5.96%	6.01%	6.45%	6.65%	6.67%
5.00%	7.16%	7.46%	7.51%	8.07%	8.32%	8.33%
6.00%	8.59%	8.95%	9.01%	9.68%	9.98%	10.00%
7.00%	10.02%	10.44%	10.51%	11.29%	11.64%	11.67%
8.00%	11.45%	11.93%	12.01%	12.91%	13.31%	13.33%
9.00%	12.88%	13.42%	13.51%	14.52%	14.97%	15.00%

Please note:

1)	This chart does not take into consideration any local or city tax rates.
2)	The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.
3)	The combined effective tax rate reflects a deduction for state income taxes on the federal return.
4)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

MASSACHUSETTS

Tax Equivalent Yields

Scudder 2004

Taxable Income Single	Effective State Rate	Effective Federal Rate	Combined Massachusetts and Federal Tax Bracket	Taxable Income Joint	Effective State Rate	Effective Federal Rate	Combined Massachusetts and Federal Tax Bracket
$29,051 - $70,350	5.30%	25.00%	28.98%	$58,101 - $117,250	5.30%	25.00%	28.98%
$70,351 - $146,750	5.30%	28.00%	31.82%	$117,251 - $178,650	5.30%	28.00%	31.82%
$146,751 - $319,100	5.30%	33.00%	36.55%	$178,651 - $319,100	5.30%	33.00%	36.55%
over $319,100	5.30%	35.00%	38.45%	over $ 319,100	5.30%	35.00%	38.45%

If your combined federal and state effective tax rate in 2004 is:

	28.98%	31.82%	36.55%	38.45%	28.98%	31.82%	36.55%	38.45%

To match these tax-free yields: Your taxable investment would have to earn the following yield:

2.00%	2.82%	2.93%	3.15%	3.25%	2.82%	2.93%	3.15%	3.25%
3.00%	4.22%	4.40%	4.73%	4.87%	4.22%	4.40%	4.73%	4.87%
4.00%	5.63%	5.87%	6.30%	6.50%	5.63%	5.87%	6.30%	6.50%
5.00%	7.04%	7.33%	7.88%	8.12%	7.04%	7.33%	7.88%	8.12%
6.00%	8.45%	8.80%	9.46%	9.75%	8.45%	8.80%	9.46%	9.75%
7.00%	9.86%	10.27%	11.03%	11.37%	9.86%	10.27%	11.03%	11.37%
8.00%	11.26%	11.73%	12.61%	13.00%	11.26%	11.73%	12.61%	13.00%
9.00%	12.67%	13.20%	14.18%	14.62%	12.67%	13.20%	14.18%	14.62%

Please note:

1)	This chart does not take into consideration any local or city tax rates.
2)	The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.
3)	The combined effective tax rate reflects a deduction for state income taxes on the federal return.
4)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

OFFICERS AND TRUSTEES

Scudder State Tax-Free Trust — Scudder Massachusetts Tax-Free Fund

The following table presents certain information regarding the Trustees and Officers of the Trust as of August 1, 2004. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International, Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass. Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers^2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Julian F. Sluyters^3 (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present ); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz^3 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^4 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
^3	Address: 345 Park Avenue, New York, New York
^4	Address: One South Street, Baltimore, Maryland

Officers’ Roles with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Trustees conducted 34 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held six meetings during the calendar year 2003.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held five meetings during the calendar year 2003.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Jean C. Tempel. The Alternate Valuation Committee members are Henry P. Becton, Jr. and Jean Gleason Stromberg. The Valuation Committee held one meeting during the calendar year 2003.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

Shareholder Servicing and Distribution Committee: The Shareholder Servicing and Distribution Committee oversees (i) the quality, type and level of shareholder services provided to the Fund and its shareholders, and (ii) the distribution related services provided to the Fund and its shareholders. The members of the Shareholder Servicing and Distribution Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Co-Chair), Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel (Co-Chair and Carl W. Vogt. The Shareholder Servicing and Distribution Committee held four meetings during the calendar year 2003.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.

Name of Trustee	Pension or Compensation from Scudder Massachusetts Tax-Free Fund	Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Henry P. Becton, Jr.	$2,171	$0	$163,000
Dawn-Marie Driscoll(1)	$2,387	$0	$179,780
Keith R. Fox	$2,258	$0	$169,780
Louis E. Levy(2)	$2,185	$0	$163,000
Jean Gleason Stromberg	$2,171	$0	$163,000
Jean C. Tempel	$2,107	$0	$158,000
Carl W. Vogt	$2,185	$0	$162,000

(1)	Includes $10,000 in annual retainer fees in Ms. Driscoll’s role as Lead Trustee.

(2)	In addition to these payments, Mr. Levy received payments in the amount of $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(3)	For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 47 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Trustee, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder Massachusetts Tax-Free Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$1-$10,000	Over $100,000
Dawn-Marie Driscoll	$1-$10,000	Over $100,000
Keith R. Fox	None	Over $100,000
Louis E. Levy	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Jean C. Tempel	$10,001-$50,000	Over $100,000
Carl W. Vogt	None	Over $100,000

Securities Beneficially Owned

As of December 31, 2003, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of July 12, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of July 12, 2004, 133,054 shares in the aggregate, or 9.11% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class A were held in the name of Morgan Stanley Dean Witter, 3 Harborside Plaza, Jersey City, NJ 07311,who may be deemed to be the beneficial owner of certain of these shares.

As of July 12, 2004, 105,320 shares in the aggregate, or 7.21% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class A were held in the name of Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of July 12, 2004, 84,891 shares in the aggregate, or 5.81% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class A were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

As of July 12, 2004, 82,058 shares in the aggregate, or 5.62% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class A were held in the name of NFSC for the benefit of #HDS-142280, Albert L. Silva, Trustee, who may be deemed to be the beneficial owner of certain of these shares.

As of July 12, 2004, 82,750 shares in the aggregate, or 15.95% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class B were held in the name of Morgan Stanley Dean Witter, 3 Harborside Plaza, Jersey City, NJ 07311, who may be deemed to be the beneficial owner of certain of these shares.

As of July 12, 2004, 92,823 shares in the aggregate, or 21.89% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class C were held in the name of Morgan Stanley Dean Witter, 3 Harborside Plaza, Jersey City, NJ 07311, who may be deemed to be the beneficial owner of certain of these shares.

As of July 12, 2004, 35,470 shares in the aggregate, or 8.37% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class C were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

As of July 12, 2004, 1,664,275 shares in the aggregate, or 5.23% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class S were held in the name of Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of July 12, 2004, 64,763 shares in the aggregate, or 9.28% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class AARP were held in the name of William S. Wise, 45 Claremont Street, Newton, MA 02458, who may be deemed to be beneficial owner of such shares.

As of July 12, 2004, 45,300 shares in the aggregate, or 6.49% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class AARP were held in the name of Charlene M. McKenna and William H. McKenna, Trustees for Charlene M. McKenna Family Trust, 10 Hartford Road, Arlington, MA 02474, who may be deemed to be beneficial owner of such shares.

As of July 12, 2004, 38,592 shares in the aggregate, or 5.53% of the outstanding shares of Scudder Massachusetts Tax Free Fund, Class AARP were held in the name of Tracy Graff, Trustee for Graff Family Partnership, 117 SE Klondike Place, Lake City, FL 32025, who may be deemed to be beneficial owner of such shares.

Ownership in Securities of the Advisors and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustees	Owner and Relationship to Trustees	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr		None
Dawn Marie Driscoll		None
Keith R. Fox		None
Louis E. Levy		None
Jean Gleason Stromberg		None
Jean C. Tempel		None
Carl W. Vogt		None

Scudder State Tax-Free Income Series — Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund

The following table presents certain information regarding the Trustees and Officers of Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund as of August 1, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman and Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	81

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	81

LewisA. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	81

Donald L.Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	81

James R. Edgar (1946), 1999-present	Distinguished Fellow, University of Illinois, Institute of Trustee Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	81

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	81

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	81

Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001- present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	81

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	81

Interested Trustee and Officers^2

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
William N. Shiebler^3 (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	147

Julian F. Sluyters^4 (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

Brenda Lyons^5 (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Kenneth Murphy^5 (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Charles A. Rizzo^5 (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004 to present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette^5 (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz^4 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^6 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson^5 (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay^5 (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone^5 (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo^5 (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
^3	Address: 280 Park Avenue, New York, New York
^4	Address: 345 Park Avenue, New York, New York
^5	Address: Two International Place, Boston, Massachusetts
^6	Address: One South Street, Baltimore, Maryland

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees: The Fund’s Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent auditors regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held ten meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Trust.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler and John G. Weithers. Alternate members are Donald L. Dunaway and Lewis A. Burnham. The Trust’s Valuation Committee held two meetings during calendar year 2003.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), Lewis A. Burnham and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and Shirley D. Peterson. The Fixed-Income Oversight Committee held five meetings during calendar year 2003.

Money Market Oversight Committee: The Money Market Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement and portfolio pricing procedures. The members of the Money Market Oversight Committee are James R. Edgar (Chair), John W. Ballantine and Fred B. Renwick. The Money Market Oversight Committee held three meetings during the calendar year 2003.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Fund established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder California Tax-Free Income Fund	Compensation from Scudder Florida Tax-Free Income Fund	Compensation from Scudder New York Tax-Free Income Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex (4) (5)
John W. Ballantine	$5,427	$1,968	$3,623	$0	$218,350
Lewis A. Burnham	$5,250	$2,010	$3,630	$0	$209,620
Donald L. Dunaway(1)	$6,258	$2,097	$4,002	$0	$239,200
James R. Edgar(2)	$4,380	$1,680	$3,030	$0	$175,210
Paul K. Freeman	$5,077	$1,862	$3,416	$0	$194,280
Robert B. Hoffman	$4,647	$1,781	$3,213	$0	$189,160
Shirley D. Peterson(3)	$5,393	$2,028	$3,666	$0	$207,790
Fred B. Renwick	$4,500	$1,740	$3,120	$0	$183,940
John G. Weithers	$4,823	$1,758	$3,246	$0	$185,380

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $15,888.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $23,721.
(3)	Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Trustee.
(4)	For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds/portfolios. Each Trustee currently serves on the boards of 31 DeAM trusts/corporations comprised of 82 funds/portfolios.
(5)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow investments” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee’s personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder California Tax-Free Income Fund	Dollar Range of Securities Owned in Scudder Florida Tax-Free Income Fund	Dollar Range of Securities Owned in Scudder New York Tax-Free Income Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	None	None	Over $100,000
Lewis A. Burnham	None	None	None	Over $100,000
Donald L. Dunaway*	None	$1-$10,000	None	Over $100,000
James R. Edgar*	None	None	None	Over $100,000
Paul K. Freeman	None	None	None	Over $100,000
Robert B. Hoffman	None	None	None	Over $100,000
Shirley D. Peterson	None	None	None	Over $100,000
Fred B. Renwick	None	None	None	Over $100,000

Name of Trustee	Dollar Range of Securities Owned in Scudder California Tax-Free Income Fund	Dollar Range of Securities Owned in Scudder Florida Tax-Free Income Fund	Dollar Range of Securities Owned in Scudder New York Tax-Free Income Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
William N. Shiebler	None	None	None	None**
John G. Weithers	None	None	None	Over $100,000

*	The dollar range of shares shown includes share equivalents of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”
**	Mr. Shiebler was elected to the Board effective June 18, 2004. As of December 31, 2003 Mr. Shiebler owned over $100,000 in other funds within the Scudder Fund Complex.

Securities Beneficially Owned

As of December 2, 2003, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Fund.

To the best of each Fund’s knowledge, as of December 2, 2003, no other person owned beneficially more than 5% of each class of each Fund’s outstanding shares (except as noted below).

As of December 2, 2003, 9,556,669 shares in the aggregate, or 10.65% of the outstanding shares of Scudder California Tax-Free Income Fund, Class A were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 541,836 shares in the aggregate, or 17.88% of the outstanding shares of Scudder California Tax-Free Income Fund, Class B were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 7th Floor, 333 W. 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 123,905 shares in the aggregate, or 10.88% of the outstanding shares of Scudder California Tax-Free Income Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 75,364 shares in the aggregate, or 6.62% of the outstanding shares of Scudder California Tax-Free Income Fund, Class C were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 58,188 shares in the aggregate, or 5.11% of the outstanding shares of Scudder California Tax-Free Income Fund, Class C were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 484,787 shares in the aggregate, or 7.88% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class A were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246,who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 54,697 shares in the aggregate, or 15.01% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class B were held in the name of Legg Mason Wood Walker, Inc., for the benefit of customers, P.O. Box 1476, Baltimore, MD 21203, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 52,216 shares in the aggregate, or 14.33% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class B were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 27,471 shares in the aggregate, or 7.54% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class B were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 24,312 shares in the aggregate, or 15.03% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of RBC Dain Rauscher, for the benefit of customers, 1231 SE Sandia Drive, Port St. Lucie, FL 34983, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 15,476 shares in the aggregate, or 9.57% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of National Financial Services Corp., for the benefit of customers, 6467 Oakshore Drive, Panama City, FL 32404, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 13,391 shares in the aggregate, or 8.28% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 9,968 shares in the aggregate, or 6.16% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of Nelson Guelbenzu, 19630, Cutler Court, Miami, FL 33189 who may be deemed to be the beneficial owner of certain Title of Class of these shares.

As of December 2, 2003, 8,472 shares in the aggregate, or 5.24% of the outstanding shares of Scudder Florida Tax-Free Income Fund, Class C were held in the name of LPL Financial Services., for the benefit of customers, 9785 Towne Center Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 1,740,570 shares in the aggregate, or 11.36% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class A were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 147,402 shares in the aggregate, or 15.77% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class B were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 65,581 shares in the aggregate, or 7.02% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class B were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 47,049 shares in the aggregate, or 5.03% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class B were held in the name of Walter Herr, 5953 Broadway, Lancaster, NY 14086, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 74,892 shares in the aggregate, or 16.30% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class C were held in the name of Wexford Clearing Services Corp., for the benefit of customers, 25 Eastland Drive, Glen Cove, NY 11542, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 28,030 shares in the aggregate, or 6.10% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class C were held in the name of Legg Mason Wood Walker, Inc., for the benefit of customers, P.O. Box 1476, Baltimore, MD 21203, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 4,784,169 shares in the aggregate, or 12.24% of the outstanding shares of Scudder California Tax-Free Income Fund, Class S were held in the name of Charles Schwab & Co., Inc., for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94101, who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 1,002,938 shares in the aggregate, or 6.00% of the outstanding shares of Scudder New York Tax-Free Income Fund, Class S were held in the name of Charles Schwab & Co., Inc., for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94101, who may be deemed to be the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons

(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Lewis A. Burnham		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
Shirley D. Peterson		None
Fred B. Renwick		None
John G. Weithers		None

FUND ORGANIZATION

The Scudder State Tax-Free Income Series (the “State Trust”) was organized under the name “Kemper California Tax-Free Income Fund” as a business trust under the laws of Massachusetts on October 24, 1985, with a single investment portfolio. Effective January 31, 1986, the Trust pursuant to a reorganization, succeeded to the assets and liabilities of Kemper California Tax-Free Income Fund, Inc., a Maryland corporation organized in 1983. On July 27, 1990, the Trust changed its name to “Kemper State Tax-Free Income Series” and changed the name of its initial portfolio to “Kemper California Tax-Free Income Fund.” The predecessor to the New York Fund, also named “Kemper New York Tax-Free Income Fund,” was organized as a business trust under the laws of Massachusetts on August 9, 1985. Prior to May 28, 1988, that investment company was known as “Tax-Free Income Portfolios” and it offered two series of shares, the National Portfolio and the New York Portfolio. Pursuant to a reorganization on May 27, 1988, the National Portfolio was terminated and the New York Portfolio continued as the sole remaining series of Kemper New York Tax-Free Income Fund, which was reorganized into the New York Fund as a series of the State Trust on July 27, 1990. Each series of the State Trust is an open-end, non-diversified fund. On June 18, 2001, the State Trust changed its name from Kemper State Tax-Free Income Series to Scudder State Tax-Free Income Series.

The Scudder Massachusetts Tax-Free Fund is a non-diversified series of Scudder State Tax Free Trust. The Trust is a Massachusetts business trust established under a Declaration of Trust dated May 25, 1983, as amended from time to time. Such Declaration of Trust was amended and restated on December 8, 1987.

Organizational Description

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in each Fund’s prospectus. Each share has equal rights with each other share of the same class of each Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, and Class C Shares are offered. Class S Shares are offered to only Scudder California Tax-Free Income Fund, Scudder Massachusetts Tax-Free Fund and Scudder New York Tax-Free Income Fund and Class AARP shares are offered to only Scudder Massachusetts Tax-Free Fund.

The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of each Trust, as amended, (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of each Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of each Fund, or any registration of each Fund with the SEC or as the Trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund, Scudder New York Tax-Free Income Fund and Scudder Massachusetts Tax-Free Fund provide that obligations of each Trust are not binding upon the Trustees individually but only upon the property of each Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trusts will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of each Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Scudder Massachusetts Tax-Free Fund: Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund: Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class.

Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights. o Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, of Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund, together with the Reports of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Reports to the Shareholders of the Fund dated August 31, 2003, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

The financial statements, including the portfolio of investments, of Scudder Massachusetts Tax Free Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated March 31, 2004, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

ADDITIONAL INFORMATION

The CUSIP number of Scudder California Tax-Free Income Fund, Class A is 811204106.

The CUSIP number of Scudder California Tax-Free Income Fund, Class B is 811204502.

The CUSIP number of Scudder California Tax-Free Income Fund, Class C is 811204601.

The CUSIP number of Scudder Florida Tax-Free Income Fund, Class A is 811204205.

The CUSIP number of Scudder Florida Tax-Free Income Fund, Class B is 811204809.

The CUSIP number of Scudder Florida Tax-Free Income Fund, Class C is 811204882.

The CUSIP number of Scudder New York Tax-Free Income Fund, Class A is 811204403.

The CUSIP number of Scudder New York Tax-Free Income Fund, Class B is 811204858.

The CUSIP number of Scudder New York Tax-Free Income Fund, Class C is 811204841.

Each Fund has a fiscal year end of August 31.

The CUSIP number of Scudder Massachusetts Tax-Free Fund, Class A is 811184803.

The CUSIP number of Scudder Massachusetts Tax-Free Fund, Class B is 811184886.

The CUSIP number of Scudder Massachusetts Tax-Free Fund, Class C is 811184878.

The Fund has a fiscal year end of March 31.

This Statement of Additional Information contains the information of Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Massachusetts Tax-Free Fund and Scudder New York Tax-Free Income Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

RATINGS OF INVESTMENTS

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.’S - CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY’S INVESTORS SERVICE, INC.’S - SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY’S INVESTORS SERVICE, INC.’S - MUNICIPAL SHORT-TERM RATINGS

MIG. Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

STANDARD & POOR’S RATINGS SERVICES - CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES - SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. - BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. - SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

[Scudder Investments logo]

Scudder Managed

Municipal Bond Fund

Annual Report to Shareholders

May 31, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, although the fund seeks income that is federally tax free, a portion of the fund’s returns may be subject to federal, state, local and alternative minimum tax. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund’s shares. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2

Performance Summary May 31, 2004

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns during the 5- and 10-year periods shown for Class A, B and C shares and all periods shown for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 11, 2001 are derived from the historical performance of Class S shares of Scudder Managed Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/04

Scudder Managed Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	-.31%	5.18%	5.14%	5.90%
Class B	-1.07%	4.36%	4.32%	5.08%
Class C	-1.09%	4.33%	4.30%	5.05%
Lehman Brothers Municipal Bond Index+	-.03%	5.52%	5.49%	6.33%

Scudder Managed Municipal Bond Fund	1-Year	Life of Class*
Institutional Class	-.06%	3.27%
Lehman Brothers Municipal Bond Index+	-.03%	3.67%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Institutional Class
Net Asset Value:
5/31/04	$9.04	$9.04	$9.04	$9.05
5/31/03	$9.50	$9.50	$9.50	$9.50
Distribution Information: Twelve Months: Income Dividends as of 5/31/04	$.43	$.36	$.36	$.44
May Income Dividend	$.0358	$.0298	$.0302	$.0400
SEC 30-day Yield as of 5/31/04++	3.71%	3.13%	3.14%	4.11%
Tax Equivalent Yield as of 5/31/04++	5.71%	4.82%	4.83%	6.32%
Current Annualized Distribution Rate as of 5/31/04++	4.66%	3.88%	3.93%	5.20%

++	Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on May 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended May 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund’s yield and a marginal federal income tax rate of 35%. Yields and distribution rates are historical and will fluctuate. The SEC yield would have been 3.53% for the Institutional Class had certain expenses not been reduced.

Class A Lipper Rankings - General Municipal Debt Funds Category as of 5/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	98	of	298	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

3

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[ ] Scudder Managed Municipal Bond Fund - Class A

[ ] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550. The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/04

Scudder Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000 Average annual total return	$9,520 -4.80%	$11,111 3.57%	$12,268 4.17%	$16,939 5.41%
Class B	Growth of $10,000 Average annual total return	$9,607 -3.93%	$11,164 3.74%	$12,255 4.15%	$16,411 5.08%
Class C	Growth of $10,000 Average annual total return	$9,891 -1.09%	$11,357 4.33%	$12,342 4.30%	$16,372 5.05%
Lehman Brothers Municipal Bond Index+	Growth of $10,000 Average annual total return	$9,997 -.03%	$11,750 5.52%	$13,064 5.49%	$18,478 6.33%

Scudder Managed Municipal Bond Fund		1-Year	Life of Class*
Institutional Class	Growth of $250,000 Average annual total return	$249,850 -.06%	$264,675 3.27%
Lehman Brothers Municipal Bond Index+	Growth of $250,000 Average annual total return	$249,925 -.03%	$266,250 3.67%

The growth of $10,000 and $250,000 are cumulative.

The minimum initial investment for Institutional Class is $250,000.

*	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
+	The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product’s most recent month-end performance.

Returns and rankings during each period shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the period prior to July 31, 2000 are derived from the historical performance of Class S shares of Scudder Managed Municipal Bond Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 5/31/04

Scudder Managed Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	-.01%	5.43%	5.37%	6.12%
Class AARP	-.01%	5.43%	5.38%	6.12%
Lehman Brothers Municipal Bond Index+	-.03%	5.52%	5.49%	6.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:
5/31/04	$9.05	$9.05
5/31/03	$9.50	$9.50
Distribution Information:
Twelve Months:
Income Dividends as of 5/31/04	$.45	$.45
May Income Dividend	$.0379	$.0379
SEC 30-day Yield as of 5/31/04++	4.11%	4.10%
Tax Equivalent Yield as of 5/31/04++	6.32%	6.31%
Current Annualized Distribution Rate as of 5/31/04++	4.93%	4.93%

++	Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on May 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended May 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund’s yield and a marginal federal income tax rate of 35%. Yields and distribution rates are historical and will fluctuate. The SEC yield would have been 4.10% for Class S had certain expenses not been reduced.

Class S Lipper Rankings - General Municipal Debt Funds Category as of 5/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	76	of	298	26
3-Year	39	of	265	15
5-Year	11	of	233	5
10-Year	9	of	125	8

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

5

Growth of an Assumed $10,000 Investment

[ ] Scudder Managed Municipal Bond Fund - Class S

[ ] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31

Comparative Results as of 5/31/04

Scudder Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000 Average annual total return	$9,999 -.01%	$11,718 5.43%	$12,987 5.37%	$18,112 6.12%
Class AARP	Growth of $10,000 Average annual total return	$9,999 -.01%	$11,718 5.43%	$12,993 5.38%	$18,120 6.12%
Lehman Brothers Municipal Bond Index+	Growth of $10,000 Average annual total return	$9,997 -.03%	$11,750 5.52%	$13,064 5.49%	$18,478 6.33%

The growth of $10,000 is cumulative.

+	The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

6

Portfolio Management Review

Scudder Managed Municipal Bond Fund:

A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Managed Municipal Bond Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

7

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1983 and the fund in 1990.

•	Over 28 years of investment industry experience.

•	MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield

CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1986 and the fund in 1998.

•	Over 18 years of investment industry experience.

Eleanor R. Brennan

CFA, Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 1999.

•	Over 17 years of investment industry experience.

•	MS, Drexel University.

Matthew J. Caggiano

CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1989 and the fund in 1999.

•	Over 14 years of investment industry experience.

•	MS, Boston College.

Philip G. Condon, Ashton P. Goodfield and Eleanor R. Brennan serve as co-lead portfolio managers of Scudder Managed Municipal Bond Fund. Matthew J. Caggiano is also a portfolio manager. In the following interview, Scudder’s municipal bond team discusses the fund’s performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the annual period ended May 31, 2004?

A: Municipal bonds and the broad bond market, in general, suffered slight declines for the 12-month period ended May 31, 2004. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned -0.03% for the annual period ended May 31, 2004.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned -0.44% for the same period.2

[1]	The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
[2]	The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

8

Overall, municipal bond yields ended higher than they began the period, and 10-year municipal bonds outperformed 10-year Treasury bonds. For the period, 10-year Treasury bond yields moved from 3.37% to 4.66%, a rise of 1.29 percentage points.3 Ten-year municipal bond yields rose 0.83 of a percentage point from 3.10% to 3.93%.4 The municipal bond yield curve between maturities of two years and 30 years flattened, as yields on shorter-maturity bonds generally rose more than longer-term bonds. A flattening yield curve means that the difference in yields between longer-term and shorter-term maturities is becoming smaller, and investors generally have less incentive to buy bonds with longer maturities. The graph below shows municipal bond yield changes from the beginning to the end of the period. The yield curve illustrates the relationship among the yields on bonds of the same credit quality but different maturities.

[3]	Source: Bloomberg.
[4]	Source: Municipal Market Data.

On the economic front, shortly after the period began, the Federal Reserve Board (the “Fed”) reduced the federal funds rate, a benchmark for the market’s interest rate levels, by a quarter of a percentage point to 1% on June 25, 2003. The market had anticipated a larger rate reduction and was surprised by the degree that the Fed’s views on the US economy and its recovery had improved. As a result, investors pulled money out of bonds, rapidly driving the prices on bonds lower due to this lower demand. Since bond yields move in the opposite direction from prices, municipal bond yields rose in the third calendar quarter of 2003.

AAA Municipal bond yield curve (as of 5/30/03 and 5/28/04)

Maturity

This chart is not intended to represent the yield of any Scudder fund. Past performance is no guarantee of future results.

Source: Municipal Market Data.

The Fed made no other changes to the federal funds rate for the remainder of the fund’s fiscal period. In statements released in August, September and October, the Fed stated that while areas of the economy were progressing, improvement was still needed before a full recovery would be reached, and it was likely that the federal funds rate would remain unchanged.

Near the end of 2003 and moving into early 2004, the economy continued to make headway as reports on manufacturing, housing and economic growth were strong. Still, there remained some doubts as to whether it was in a full recovery, as employment figures remained less robust. In the final months of the period, the Fed began to send signals that the economy was in full recovery and inflation was becoming a greater concern, and that “measured” increases in the federal funds rate were more imminent.

9

Q: Will you discuss municipal bond supply and demand in the period and its importance in the bond market?

A: Throughout much of 2003, states deluged the market with record levels of new issues, which were brought to market to help make up for revenue shortfalls and refinance old debt at lower rates, which resulted in record supply levels. However, as states completed much of the refinancing and new issuance that they needed, supply became somewhat less abundant toward the final months of 2003. Overall, issuance levels heightened again in 2004, boosted by the issuance of $7.9 billion in California Economic Recovery bonds - the largest municipal bond issuance in history. In addition, demand was solid in the first half of the period but lessened in the first quarter of 2004.

Supply and demand factors are important because they are one way a bond’s price can be driven higher or lower. High demand or low supply can cause a bond’s price to rise, while lessened demand or a flood of supply can cause a bond’s price to decline. A bond’s yield moves in the opposite direction of its price.

Q: How did Scudder Managed Municipal Bond Fund perform for the 12-month period ended May 31, 2004?

A: Scudder Managed Municipal Bond Fund posted slightly negative results in the period but outpaced its average peer. The fund’s total return of -0.31% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance) outperformed that of its average peer in the Lipper General Municipal Debt Funds category, which lost -0.53%.5 The fund underperformed its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which returned -0.03%. Past performance is no guarantee of future results. (Please see pages 4 through 8 for the performance of other share classes and more complete performance information.)

[5]	The Lipper General Municipal Debt Funds category includes funds that invest primarily in municipal debt issues in the top 4 credit ratings.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the annual period ended May 31, 2004?

A: Our overall selection of premium callable bonds helped boost returns.6 For the same maturity, premium callable bonds offered similar yields as noncallable bonds, but with a shorter duration.7 Essentially, during the period, premium callable bonds showed a more favorable trade-off of risk and return than noncallable bonds.

[6]	A callable bond can be redeemed by the issuer prior to its maturity, while a noncallable bond cannot. When a bond is trading at a premium, the bond’s dollar value is higher than its face value, or the principal amount received at maturity.

Returns were held back due to an underweight in high-yield bonds, which outperformed during the period, as investors sought higher yields in the low-interest-rate environment. Overall, we believe municipal bond valuations relative to Treasuries and agencies are attractive throughout the yield curve.

[7]	Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a one-percentage-point change in market interest rate levels. A duration of 5, for example, means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a one-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

10

Portfolio Summary May 31, 2004

Portfolio Composition	5/31/04	5/31/03
Revenue Bonds	58%	62%
General Obligation Bonds	23%	21%
US Government Secured	10%	8%
Lease Obligations	9%	9%

	100%	100%

Quality	5/31/04	5/31/03
AAA	72%	72%
AA	10%	10%
A	4%	9%
BBB	8%	4%
Not Rated	6%	5%

	100%	100%

Effective Maturity	5/31/04	5/31/03
0 < 5 years	18%	16%
5 < 10 years	43%	40%
10 < 15 years	23%	28%
Greater than 15 years	16%	16%

	100%	100%

Weighted average effective maturity: 10.22 years and 10.40 years, respectively.

Top Five State Allocations	5/31/04	5/31/03
California	13%	12%
Illinois	13%	13%
Texas	9%	9%
New Jersey	7%	6%

New York	7%	7%

Portfolio composition, quality, effective maturity and state allocations are subject to change.

For more complete details about the Fund’s investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

11

Investment Portfolio as of May 31, 2004

	Principal Amount ($)	Value ($)
Municipal Investments 100.0%

Alabama 0.1%
Phoenix County, AL, Industrial Development Revenue, Industrial Development Board, AMT, 6.35%, 5/15/2035	4,000,000	4,133,480

Alaska 2.1%
Anchorage, AK, Core City GO, 5.5%, 7/1/2021 (b)	3,860,000	4,135,951
Anchorage, AK, Electric Revenue, 6.5%, 12/1/2015 (b)	5,000,000	6,008,000

Anchorage, AK, State GO:
5.5%, 7/1/2019 (b)	2,500,000	2,698,125
5.5%, 7/1/2020 (b)	2,500,000	2,689,300
North Slope Borough, AK, County (GO) Lease, Series B, Zero Coupon, 6/30/2011 (b)	5,000,000	3,726,300

North Slope Borough, AK, Other GO:
Series B, Zero Coupon, 6/30/2004 (b)	30,500,000	30,465,230
Series B, Zero Coupon, 6/30/2005 (b)	43,800,000	43,061,094

		92,784,000

Arizona 1.5%

Arizona, School District GO, School Facilities Board Revenue:
Series B, 5.25%, 9/1/2017 (b)	6,500,000	6,908,395
5.5%, 7/1/2014	5,000,000	5,502,000
5.5%, 7/1/2015	3,000,000	3,248,400
5.5%, 7/1/2016	5,000,000	5,414,000

Arizona, Water & Sewer Revenue, Infrastructure Financing Authority:
Series A, Prerefunded, 5.375%, 10/1/2016	3,540,000	3,939,135
Series A, Prerefunded, 5.375%, 10/1/2017	2,280,000	2,537,070
Series A, Prerefunded, 5.375%, 10/1/2018	2,200,000	2,448,050

Mesa, AZ, Electric Revenue:
5.25%, 7/1/2016 (b)	7,500,000	8,177,175
5.25%, 7/1/2017 (b)	10,000,000	10,885,500
Phoenix, AZ, Transportation/Tolls Revenue, Series A, Zero Coupon, 7/1/2012 (b)	4,675,000	3,335,800
Phoenix, AZ, Water & Sewer Revenue, Civic Improvement Corp., Prerefunded, 6.0%, 7/1/2011 (b)	4,105,000	4,727,195

Scottsdale, AZ, Other GO:
5.375%, 7/1/2014	2,680,000	2,956,442
5.375%, 7/1/2015	2,635,000	2,871,491

Tucson, AZ, Water & Sewer Revenue:
5.5%, 7/1/2015 (b)	1,430,000	1,580,436
5.5%, 7/1/2018 (b)	4,100,000	4,454,404

		68,985,493

12

Arkansas 1.0%
Jonesboro, AR, Hospital & Healthcare Revenue, Healthcare Facilities Authority, Bernard’s Regional Medical Center, Series A, 5.8%, 7/1/2012 (b)	4,025,000	4,364,308

North Little Rock, AR, Electric Revenue:
Series A, 6.5%, 7/1/2010 (b)	19,750,000	22,962,732
Series A, 6.5%, 7/1/2015 (b)	13,080,000	15,604,440

		42,931,480

California 12.9%
Alameda County, CA, County (GO) Lease, Santa Rita Jail Project, ETM, 5.375%, 6/1/2009 (b)	5,000,000	5,351,600
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, 8.0%, 1/1/2019 (b)	960,000	1,250,208
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, 8.0%, 1/1/2019 (b)	1,080,000	1,344,676

California, Electric Revenue, Department of Water Resources and Power Supply:
Series A, 5.25%, 5/1/2020	2,000,000	2,040,620
Series A, 5.375%, 5/1/2021	5,000,000	5,137,100
Series A, 5.375%, 5/1/2022	10,665,000	10,918,827
Series A, 5.875%, 5/1/2016	20,000,000	21,927,800
California, Electric Revenue, Department Water Supply, Inverse Floater, Series 309, 9.661%, 5/1/2018* (b)	5,625,000	6,328,856
California, General Obligation, Economic Recovery, Inverse Floater, Series 926, 9.05%, 7/1/2015*	5,977,500	7,056,558
California, General Obligation, Economic Recovery, Inverse Floater, Series R-278, 8.775%, 7/1/2015* (b)	8,500,000	10,217,170
California, Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Series A-1, 6.625%, 6/1/2040	27,295,000	23,632,557

California, Higher Education Revenue:
5.25%, 11/1/2020 (b)	6,315,000	6,596,018
5.25%, 11/1/2021 (b)	4,000,000	4,163,160
California, Higher Education Revenue, Marymount University, Zero Coupon, 10/1/2014 (b)	1,000,000	621,960

California, Public Works Board, Lease Revenue, Department of Mental Health:
Series A, 5.5%, 6/1/2021	5,275,000	5,499,662
Series A, 5.5%, 6/1/2022	1,400,000	1,452,920
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	2,250,000	2,413,485

California, Special Assessment Revenue, Golden State TOB Securitization Corp.:
Series B, 5.5%, 6/1/2043	9,950,000	9,662,544
Series B, 5.625%, 6/1/2038	37,265,000	37,041,037
Series 2003-A-1, 6.75%, 6/1/2039	47,520,000	41,892,682
California, State (REV) Lease, 5.25%, 12/1/2020 (b)	22,040,000	22,874,214

California, State (REV) Lease, Public Works Board, Department of Corrections:
Series C, 5.5%, 6/1/2020	5,000,000	5,166,300
Series C, 5.5%, 6/1/2021	2,500,000	2,569,850
California, State Agency (GO) Lease, Series A, 6.3%, 12/1/2006 (b)	8,095,000	8,880,620

California, State GO:
5.25%, 2/1/2017	17,450,000	18,177,316
5.25%, 2/1/2021	12,000,000	12,257,640
5.5%, 3/1/2015 (b) (c)	20,000,000	21,526,800
6.25%, 10/1/2007 (b) (c)	4,000,000	4,451,320
6.25%, 4/1/2008 (b) (c)	5,000,000	5,592,000
6.6%, 2/1/2009 (b) (c)	15,600,000	17,823,312

13

California, State Universary Revenue:
Series A, 5.125%, 5/15/2017 (b)	10,000,000	10,543,500
Series A, 5.125%, 5/15/2018 (b)	5,000,000	5,233,950
California, Water & Sewer Revenue, Series W, 5.5%, 12/1/2015	3,390,000	3,673,540

Foothill, CA:
Series A, ETM, Zero Coupon, 1/1/2015	11,000,000	6,742,560
Series A, ETM, Zero Coupon, 1/1/2017	5,000,000	2,716,300

Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, ETM, Step-up Coupon, 0% to 1/1/2005, 7.05% to 1/1/2009	5,000,000	5,601,800
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.1% to 1/1/2011	4,000,000	4,648,040
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.1% to 1/1/2012	4,000,000	4,648,040
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.15% to 1/1/2014	6,250,000	7,276,562
Series A, ETM, Zero Coupon, 1/1/2018	21,890,000	11,180,099
Series A, Prerefunded, 6.0%, 1/1/2016	20,400,000	23,330,664

Los Angeles County, CA, County (GO) Lease:
Zero Coupon, 9/1/2007	4,030,000	3,601,289
Zero Coupon, 9/1/2009	5,425,000	4,343,146
Los Angeles County, CA, County (GO) Lease, Capital Asset Leasing Corp., 6.0%, 12/1/2006 (b)	9,000,000	9,815,850
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, AMT, Series C, 7.5%, 12/1/2024	2,500,000	2,074,375

Los Angeles, CA, Higher Education Revenue, Unified School District, Inverse Floater:
Series PA-117, 144A, 9.16%, 1/1/2011* (b)	1,375,000	1,499,204
144A, 9.16%, 7/1/2019* (b)	5,000,000	5,519,850
Los Angeles, CA, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series B, 5.25%, 7/1/2018 (b)	7,470,000	7,864,266
Los Angeles, CA, School District GO, Series A, 5.375%, 7/1/2018 (b)	16,575,000	17,716,852

Los Angeles, CA, School District GO, Unified School District:
5.75%, 7/1/2015 (b)	2,000,000	2,271,580
5.75%, 7/1/2016 (b)	17,000,000	19,330,530
Los Angeles, CA, State GO, Sanitation Distribution Financing Authority Revenue, Inverse Floater, Series 826, 144A, 8.69%*, 10/1/2021 (b)	10,000,000	10,500,300
Los Angeles, CA, Water & Power Revenue, Power Systems, Series A-2, 5.0%, 7/1/2018	4,000,000	4,137,160
Madera County, CA, Hospital & Healthcare Revenue, Valley Childrens Hospital, 6.5%, 3/15/2010 (b)	2,840,000	3,264,239
Murrieta Valley, CA, School District GO, Unified School District, Series A, Zero Coupon, 9/1/2014 (b)	4,235,000	2,644,122
Oakland, CA, Special Assessment Revenue, Oakland Convention Centers, 5.5%, 10/1/2014 (b)	2,000,000	2,220,600
Roseville, CA, School District GO, Junior High, Series B, Zero Coupon, 8/1/2015 (b)	1,000,000	588,250
San Diego, CA, Industrial Development Revenue, San Diego Gas & Electric Company, Series A, 6.1%, 9/1/2019 (b)	14,600,000	14,749,212
San Diego, CA, School District GO, Series A, Zero Coupon, 7/1/2014 (b)	3,420,000	2,151,659

San Diego, CA, Water & Sewer Revenue:
5.632%, 4/25/2007 (b)	6,300,000	6,837,075
5.681%, 4/22/2009 (b)	4,500,000	4,976,235
San Francisco, CA, Sales & Special Tax Revenue, Bay Area Rapid Transit District, 6.75%, 7/1/2010 (b)	2,000,000	2,358,540
San Joaquin County, CA, County (GO) Lease, Facilities Project, 5.5%, 11/15/2013 (b)	3,895,000	4,327,189

San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue:
Series A, Zero Coupon, 1/15/2012 (b)	5,000,000	3,599,150
Series A, Zero Coupon, 1/15/2013 (b)	35,295,000	24,028,836
Series A, Zero Coupon, 1/15/2014 (b)	14,905,000	9,578,102
Ukiah, CA, School District (GO) Lease, Zero Coupon, 8/1/2015 (b)	2,000,000	1,176,500

		580,637,978

14

Colorado 2.6%
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	3,000,000	3,236,880

Colorado, Senior Care Revenue, Health Facilities Authority:
6.75%, 12/1/2015	1,750,000	1,814,138
6.75%, 12/1/2025	4,150,000	4,251,716

Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2014 (b)	11,295,000	6,985,167
Series B, Zero Coupon, 9/1/2015 (b)	21,500,000	12,493,865
Series B, Zero Coupon, 9/1/2017 (b)	8,000,000	4,113,760
Series B, Zero Coupon, 9/1/2018 (b)	20,560,000	9,943,844
Series B, Zero Coupon, 9/1/2019 (b)	36,500,000	16,528,660
Series B, Zero Coupon, 9/1/2020 (b)	7,000,000	2,976,330
Series B, Zero Coupon, 9/1/2034	15,200,000	1,605,728
Series A, 5.75%, 9/1/2014 (b)	14,700,000	16,763,733
Colorado, Transportation/Tolls Revenue, Public Highway Authority, Zero Coupon, 9/1/2016 (b)	5,000,000	2,732,600

Denver, CO, Airport Revenue:
AMT, Series A, 7.4%, 11/15/2005	1,250,000	1,295,738
AMT, Series A, 7.5%, 11/15/2006	1,000,000	1,037,040
AMT, Series A, Prerefunded, 7.5%, 11/15/2023	1,240,000	1,298,491
AMT, Series A, 7.5%, 11/15/2023	5,945,000	6,193,857
Denver, CO, Airport Revenue, Inverse Floater Rites-PA 762, AMT, 10.629%, 11/15/2013* (b)	5,000,000	6,022,000
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Tax Increment Revenue, AMT, 7.5%, 9/1/2004	110,000	110,112

Denver, CO, School District GO:
Series A, 6.5%, 6/1/2010	3,225,000	3,745,354
Series A, 6.5%, 12/1/2010	3,000,000	3,517,110

Douglas County, CO, School District GO:
Series A, 6.5%, 12/15/2016 (b)	715,000	739,102
7.0%, 12/15/2013 (b)	2,500,000	3,094,525
Mesa County, CO, Residual Revenue, EMT, Zero Coupon, 12/1/2011	11,435,000	8,423,250

		118,923,000

Connecticut 1.2%

Connecticut, Sales & Special Tax Revenue:
Series II, Inverse Floater, 144A, 9.34%, 10/1/2014* (b)	8,390,000	9,933,760
Series II, Inverse Floater, 144A, 9.34%, 10/1/2015* (b)	2,000,000	2,296,680
Series II, Inverse Floater, 144A, 9.34%, 10/1/2016* (b)	1,050,000	1,289,652
Series II, Inverse Floater, 144A, 9.34%, 10/1/2017* (b)	830,000	1,019,439

Connecticut, State GO:
Series A, 5.375%, 4/15/2016	2,805,000	3,025,024
Series A, 5.375%, 4/15/2017	4,870,000	5,218,254
Series A, 5.375%, 4/15/2018	4,000,000	4,275,000
Series A, 5.375%, 4/15/2019	10,075,000	10,726,147
Series C, 5.5%, 12/15/2014	5,000,000	5,642,400
5.5%, 12/15/2015	5,000,000	5,611,750
Series B, 5.5%, 6/15/2018	1,000,000	1,080,530
Series E, ETM, 6.0%, 3/15/2012	170,000	196,899
Greenwich, CT, Multi Family Housing Revenue, 6.35%, 9/1/2027	2,640,000	2,552,616

		52,868,151

15

District of Columbia 0.6%
District of Columbia Series A1, Prerefunded, 6.5%, 6/1/2010 (b)	1,175,000	1,361,132

District of Columbia, Core City GO:
Series B2, 5.5%, 6/1/2008 (b)	3,225,000	3,528,892
Series B3, 5.5%, 6/1/2009 (b)	2,840,000	3,125,562
Series B3, 5.5%, 6/1/2012 (b)	1,050,000	1,169,112
Series A1, 6.5%, 6/1/2010 (b)	1,095,000	1,281,632

District of Columbia, Water & Sewer Revenue, Public Utility Revenue:
5.5%, 10/1/2023 (b)	5,000,000	5,447,400
Series 14, Inverse Floater, 144A, 10.49%, 10/1/2012* (b)	1,970,000	2,569,038
Series 15, Inverse Floater, 144A, 10.49%, 10/1/2013* (b)	3,565,000	4,642,307
Series 16, Inverse Floater, 144A, 10.49%, 10/1/2014* (b)	2,750,000	3,620,650
Series 13, Inverse Floater, 144A, 10.49%, 10/1/2016* (b)	1,210,000	1,579,352

		28,325,077

Florida 2.3%
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	13,250,000	16,001,628
Florida, State GO, Board of Public Education, Series D, 5.375%, 6/1/2016	5,765,000	6,199,277

Highlands County, FL, Hospital & Healthcare Revenue, Adventist Hospital Health Systems:
5.25%, 11/15/2028	5,300,000	5,078,195
Series A, 6.0%, 11/15/2031	7,000,000	7,252,770

Jacksonville, FL, Health Facilities Authority:
Prerefunded 10/1/2004, 11.5%, 10/1/2012	35,000	36,198
Prerefunded 10/1/2005, 11.5%, 10/1/2012	40,000	45,173
Prerefunded 10/1/2006, 11.5%, 10/1/2012	15,000	18,137
ETM, 11.5%, 10/1/2012	85,000	131,493

Jacksonville, FL, Sales & Special Tax Revenue, Local Government:
5.5%, 10/1/2014 (b)	3,000,000	3,307,140
5.5%, 10/1/2015 (b)	4,730,000	5,277,734
5.5%, 10/1/2016 (b)	6,760,000	7,540,510
5.5%, 10/1/2018 (b)	5,470,000	6,101,511

Lee County, FL, Airport Revenue:
AMT, Series 14, Inverse Floater, 144A, 10.7%, 10/1/2013* (b)	3,960,000	4,769,582
AMT, Series 14, Inverse Floater, 144A, 10.7%, 10/1/2020* (b)	1,410,000	1,652,901
AMT, Series 14, Inverse Floater, 10.95%, 10/1/2015* (b)	1,500,000	1,822,365

Miami-Dade County, FL, Sales & Special Tax Revenue:
Series A, Zero Coupon, 10/1/2014 (b)	2,195,000	1,352,010
Series A, Zero Coupon, 10/1/2022 (b)	7,000,000	2,590,910
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (b)	710,000	848,635

Orange County, FL, Hospital & Healthcare Revenue, Health Facilities Authority Orlando Regional Healthcare:
Series A, 6.25%, 10/1/2016 (b)	290,000	343,209
Series C, 6.25%, 10/1/2021 (b)	6,000,000	7,019,700
Orlando, FL, Electric Revenue, Community Utilities, 6.75%, 10/1/2017	3,500,000	4,224,325

Palm Beach County, FL, Airport Revenue:
5.75%, 10/1/2012 (b)	5,000,000	5,665,150
5.75%, 10/1/2013 (b)	5,000,000	5,674,100
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (b)	10,000,000	11,053,300

		104,005,953

16

Georgia 1.7%
Atlanta, GA, Airport Revenue AMT:
Series B, 5.75%, 1/1/2010 (b)	4,240,000	4,660,650
Series B, 5.75%, 1/1/2011 (b)	1,590,000	1,737,934
Series C, 6.0%, 1/1/2011 (b)	7,375,000	8,148,711
Series C, 6.125%, 1/1/2012 (b)	7,735,000	8,517,318
Atlanta, GA, Water & Sewer Revenue, Series A, 5.5%, 11/1/2019 (b)	13,000,000	14,457,300
Cobb County, GA, Hospital & Healthcare Revenue, Series A, 5.625%, 4/1/2011 (b)	2,305,000	2,583,928

Fulton County, GA, Single Family Housing Revenue:
Series A, AMT, 6.55%, 3/1/2018 (b)	30,000	30,206
Series A, 6.6%, 3/1/2028 (b)	450,000	458,087
Georgia, Electric Revenue, Inverse Floater, Rites-PA 786, 144A, 11.419%, 1/1/2016* (b)	4,600,000	6,290,868

Georgia, Electric Revenue, Municipal Electric Authority Power Revenue:
Series Y, Prerefunded, ETM, 6.4%, 1/1/2013 (b)	195,000	226,305
Series Y, 6.4%, 1/1/2013 (b)	3,305,000	3,835,849
Series V, 6.5%, 1/1/2012 (b)	5,000,000	5,747,000
Series X, 6.5%, 1/1/2012 (b)	3,500,000	4,009,180
Series W, 6.6%, 1/1/2018 (b)	11,270,000	13,556,458
Georgia, Water & Sewer Revenue, Municipal Electric Authority Power Revenue, Series W, 6.6%, 1/1/2018 (b)	200,000	239,562
Macon-Bibb County, GA, Hospital & Healthcare Revenue, Series C, 5.25%, 8/1/2011 (b)	3,000,000	3,300,630

		77,799,986

Hawaii 0.2%
Hawaii, Airport Revenue, AMT, Series B, 6.5%, 7/1/2013 (b)	6,680,000	7,590,284
Hawaii, State GO, Series CU, Prerefunded, 5.875%, 10/1/2014 (b)	1,500,000	1,709,640

		9,299,924

Illinois 12.5%
Chicago, IL, Central Station Project, Series A, Prerefunded, 8.9%, 1/1/2011	1,140,000	1,147,684

Chicago, IL, Core City GO:
Zero Coupon, 1/1/2017 (b)	20,000,000	10,699,600
Series B, 5.0%, 1/1/2011 (b)	1,620,000	1,753,456
Series B, 5.125%, 1/1/2015 (b)	9,550,000	10,247,914
Series A, 5.375%, 1/1/2013 (b)	15,410,000	16,837,582
6.25%, 1/1/2011 (b)	3,000,000	3,459,840
Chicago, IL, Sales & Special Tax Revenue, 5.375%, 1/1/2014 (b)	5,000,000	5,503,250

Chicago, IL, School District (GO) Lease, Board of Education:
Series A, 6.0%, 1/1/2016 (b)	11,025,000	12,629,027
Series A, 6.0%, 1/1/2020 (b)	46,340,000	53,248,831
Series A, 6.25%, 1/1/2009 (b)	6,735,000	7,597,821
Series A, 6.25%, 1/1/2011 (b)	10,000,000	11,532,800
Series A, 6.25%, 1/1/2015 (b)	28,725,000	33,273,891

Chicago, IL, School District (GO) Lease, Public Housing Revenue:
Series A, 5.25%, 12/1/2008 (b)	2,655,000	2,897,056
Series A, 5.25%, 12/1/2009 (b)	10,420,000	11,392,394
Series A, 5.25%, 12/1/2011 (b)	9,705,000	10,692,678

Chicago, IL, School District (REV) Lease, Board of Education:
Series A, 6.25%, 1/1/2010 (b)	11,550,000	13,184,556
6.25%, 12/1/2011 (b)	1,600,000	1,863,520

17

Chicago, IL, School District GO, Board of Education:
Series B, Zero Coupon, 12/1/2009 (b)	7,615,000	6,178,963
Series A, Zero Coupon, 12/1/2014 (b)	2,000,000	1,225,720
6.0%, 12/1/2016 (b)	5,000,000	5,553,000

Chicago, IL, Water & Sewer Revenue:
Zero Coupon, 11/1/2012 (b)	6,350,000	4,402,201
Zero Coupon, 11/1/2018 (b)	5,165,000	2,493,714
5.375%, 1/1/2013 (b)	3,215,000	3,549,617
Cook & Dupage Counties, IL, School District GO, Zero Coupon, 12/1/2009 (b)	2,860,000	2,324,408
Cook County, IL, ETM, Zero Coupon, 11/1/2004 (b)	3,205,000	3,187,661
Cook County, IL, County GO, 6.5%, 11/15/2014 (b)	18,560,000	22,346,983
Cook County, IL, County GO, Inverse Floater, Rites-PA 591, 144A, 11.678%, 11/15/2013*	10,610,000	14,745,990
Decatur, IL, Other GO, Zero Coupon, 10/1/2004 (b)	1,415,000	1,408,746

Hoffman Estates, IL, Sales & Special Tax Revenue, Tax Increment Revenue:
Zero Coupon, 5/15/2006	4,500,000	4,199,220
Zero Coupon, 5/15/2007	15,460,000	13,846,440
Illinois, Airport Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 6/15/2011 (b)	895,000	668,851

Illinois, Educational Facilities Authority:
Series A, ETM, Zero Coupon, 7/1/2004 (b)	2,860,000	2,856,654
Series A, ETM, Zero Coupon, 7/1/2005 (b)	7,100,000	6,976,815
Illinois, Health Facilities Authority, ETM, 7.0%, 2/15/2009	3,570,000	3,947,992
Illinois Higher Education Revenue, Zero Coupon, 4/1/2015 (b)	3,300,000	1,966,965
Illinois, Higher Education Revenue, University Retirement System, Zero Coupon, 10/1/2005 (b)	7,000,000	6,840,050
Illinois, Hospital & Healthcare Revenue, Adventist Health System, 5.5%, 11/15/2020	10,000,000	10,137,100
Illinois, Hospital & Healthcare Revenue, Development Finance Authority, Adventist Health System, 5.5%, 11/15/2029	5,475,000	5,390,083

Illinois, Hospital & Healthcare Revenue, Health Facilities Authority:
5.2%, 9/1/2012	1,000,000	1,031,440
6.0%, 8/15/2006 (b)	1,380,000	1,488,951
6.0%, 8/15/2007 (b)	1,460,000	1,602,379
6.0%, 8/15/2008 (b)	1,550,000	1,721,740
6.0%, 8/15/2009 (b)	1,640,000	1,832,585
6.25%, 8/15/2013 (b)	3,400,000	3,940,430
Series A, 6.25%, 1/1/2015 (b)	17,000,000	19,449,870
6.4%, 6/1/2008 (b)	1,350,000	1,514,106
Illinois, Metropolitan Pier and Exposition Authority, Series A, ETM, Zero Coupon, 6/15/2011 (b)	2,900,000	2,182,250
Illinois, Pollution Control Revenue, Commonwealth Edison Co. Project, Series D, 6.75%, 3/1/2015 (b)	16,780,000	17,675,549
Illinois, Pollution Control Revenue, Development Finance Authority Pollution Control, 5.85%, 1/15/2014 (b)	5,000,000	5,611,850
Illinois, Project Revenue, Zero Coupon, 1/1/2014 (b)	17,975,000	11,490,519
Illinois, Project Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2016 (b)	10,000,000	5,554,900

Illinois, Sales & Special Tax Revenue:
6.0%, 6/15/2010	3,500,000	3,974,320
6.25%, 12/15/2011 (b)	3,000,000	3,495,390
6.25%, 12/15/2020 (b)	6,975,000	8,206,855
Series A, 6.5%, 12/15/2007 (b)	4,765,000	5,365,580
Series A, 6.5%, 12/15/2008 (b)	5,255,000	6,003,417
Series P, 6.5%, 6/15/2013	2,100,000	2,443,707
Illinois, Sales & Special Tax Revenue, Development Finance Authority, 7.5%, 11/15/2013	3,750,000	3,922,087
Illinois, Sales & Special Tax Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2013 (b)	7,565,000	5,038,063
Illinois, Special Assessment Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 12/15/2018 (b)	6,660,000	3,197,533
Illinois, State GO, 5.5%, 5/1/2016 (b)	2,500,000	2,761,525
Illinois, Transportation/Tolls Revenue, Inverse Floater Rites-PA 584, Regional Transportation Authority, 144A, 11.921%, 11/1/2021*	12,900,000	18,903,531
Illinois, Water & Sewer Revenue, Northwest Suburban Municipal Joint Action Water Agency, 6.45%, 5/1/2007 (b)	2,575,000	2,850,808
Joliet, IL, Higher Education Revenue, College Assistance Corp., North Campus Extension Center Project, 6.7%, 9/1/2012 (b)	2,500,000	2,900,525

18

Kane Cook & Du Page County, IL, School District GO:
Series B, Zero Coupon, 1/1/2011 (b)	1,040,000	793,832
Series B, Zero Coupon, 1/1/2012 (b)	1,300,000	937,690
Series B, Zero Coupon, 1/1/2013 (b)	4,595,000	3,127,127
Kane County, IL, School District GO, Aurora West Side, Series A, 6.5%, 2/1/2010 (b)	1,775,000	2,048,190
Lake Cook Kane & McHenry Counties, IL, School District GO, 6.3%, 12/1/2017 (b)	1,885,000	2,230,502

Lake County, IL, Higher Education Revenue, District No. 117:
Series B, Zero Coupon, 12/1/2013 (b)	5,880,000	3,826,704
Series B, Zero Coupon, 12/1/2014 (b)	5,985,000	3,669,463
Macon & Decatur Counties, IL, County (GO) Lease, 6.5%, 1/1/2006 (b)	1,500,000	1,603,605

Northern, IL, Higher Education Revenue, University, Auxiliary Facilities System:
Zero Coupon, 10/1/2005 (b)	1,865,000	1,822,385
Zero Coupon, 10/1/2007 (b)	1,865,000	1,688,347

Oak Lawn, IL, Water & Sewer Revenue:
Zero Coupon, 10/1/2004 (b)	1,295,000	1,287,852
Zero Coupon, 10/1/2005 (b)	1,295,000	1,262,301
Zero Coupon, 10/1/2006 (b)	1,295,000	1,219,126

Rosemont, IL, Other GO, Tax Increment:
ETM, Zero Coupon, 12/1/2004 (b)	6,000,000	5,961,240
Zero Coupon, 12/1/2005 (b)	4,455,000	4,332,888
ETM, Zero Coupon, 12/1/2007 (b)	2,655,000	2,385,040
ETM, Zero Coupon, 12/1/2005 (b)	7,060,000	6,866,485
Skokie, IL, Other GO, Park District, Series B, Zero Coupon, 12/1/2011 (b)	3,000,000	2,193,660
St. Charles, IL, Multi Family Housing Revenue, Wessel Court Project, AMT, 7.6%, 4/1/2024	3,310,000	3,303,645
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,980,000	2,042,588
Will County, IL, Community Unit School District No. 201-U, ETM, Zero Coupon, 12/15/2006 (b)	3,725,000	3,499,749

Will County, IL, County GO:
Series B, Zero Coupon, 12/1/2011 (b)	4,145,000	3,026,016
Series B, Zero Coupon, 12/1/2012 (b)	2,480,000	1,709,067
Series B, Zero Coupon, 12/1/2013 (b)	12,030,000	7,815,290
Series B, Zero Coupon, 12/1/2014 (b)	10,255,000	6,280,982
Will County, IL, School District GO, Community Unit School District No. 365-U, Series B, Zero Coupon, 11/1/2015 (b)	8,000,000	4,622,000

Winnebago County, IL, School District GO, District No.122 Harlem-Loves:
6.55%, 6/1/2009 (b)	1,675,000	1,921,995
6.55%, 6/1/2010 (b)	1,825,000	2,120,942

		559,967,694

Indiana 1.5%
Indiana, Electric Revenue, Municipal Power Agency:
Series B, 5.5%, 1/1/2016 (b)	10,160,000	11,275,162
Series B, 6.0%, 1/1/2012 (b)	1,750,000	2,003,627
Indiana, Health Facilities Financing Authority, ETM, 6.0%, 7/1/2010 (b)	1,035,000	1,176,723
Indiana, Higher Education Revenue, Series H, Zero Coupon, 8/1/2006 (b)	6,000,000	5,701,020
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	2,100,000	1,814,799

19

Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
Series D, 5.75%, 11/15/2012	4,660,000	5,036,481
Prerefunded, ETM, 6.0%, 7/1/2004 (b)	850,000	853,587
ETM, 6.0%, 7/1/2004 (b)	455,000	456,920
Prerefunded, ETM, 6.0%, 7/1/2005 (b)	1,535,000	1,607,513
ETM, 6.0%, 7/1/2005 (b)	485,000	508,130
Prerefunded, ETM, 6.0%, 7/1/2006 (b)	1,630,000	1,755,738
ETM, 6.0%, 7/1/2006 (b)	515,000	554,727
Prerefunded, ETM, 6.0%, 7/1/2007 (b)	1,725,000	1,893,515
ETM, 6.0%, 7/1/2007 (b)	545,000	598,241
Prerefunded, ETM, 6.0%, 7/1/2008 (b)	945,000	1,052,409
ETM, 6.0%, 7/1/2008 (b)	300,000	333,486
Prerefunded, ETM, 6.0%, 7/1/2009 (b)	980,000	1,103,294
ETM, 6.0%, 7/1/2009 (b)	310,000	346,995
ETM, 6.0%, 7/1/2010	325,000	366,460
Prerefunded, ETM, 6.0%, 7/1/2011 (b)	1,100,000	1,255,771
ETM, 6.0%, 7/1/2011 (b)	345,000	393,393
Prerefunded, ETM, 6.0%, 7/1/2012 (b)	1,165,000	1,342,057
ETM, 6.0%, 7/1/2012 (b)	370,000	421,119
Prerefunded, ETM, 6.0%, 7/1/2013 (b)	1,230,000	1,416,923
ETM, 6.0%, 7/1/2013 (b)	390,000	445,591
Prerefunded, ETM, 6.0%, 7/1/2014 (b)	1,310,000	1,512,199
ETM, 6.0%, 7/1/2014 (b)	410,000	469,454
Prerefunded, ETM, 6.0%, 7/1/2015 (b)	1,385,000	1,599,522
ETM, 6.0%, 7/1/2015 (b)	440,000	501,037
Prerefunded, ETM, 6.0%, 7/1/2016 (b)	1,470,000	1,696,880
ETM, 6.0%, 7/1/2016 (b)	465,000	528,779
Prerefunded, ETM, 6.0%, 7/1/2017 (b)	1,560,000	1,800,427
ETM, 6.0%, 7/1/2017 (b)	490,000	556,626
Prerefunded, ETM, 6.0%, 7/1/2018 (b)	1,655,000	1,910,979
ETM, 6.0%, 7/1/2018 (b)	520,000	592,244
Indiana, Transportation/Tolls Revenue, Series A, 7.25%, 6/1/2015	3,120,000	3,874,447

Indiana, Transportation/Tolls Revenue, Transportation Authority:
Series A, 5.75%, 6/1/2012 (b)	4,550,000	5,167,390
Series A, ETM, 7.25%, 6/1/2015	880,000	1,050,438
Indiana, Transportation/Tolls Revenue, Transportation Finance Authority, Series A, 5.75%, 6/1/2012 (b)	450,000	503,113
Merrillville, IN, School District (REV) Lease, Multiple School Building Corp., First Mortgage, Zero Coupon, 1/15/2011 (b)	4,000,000	3,047,720

		68,524,936

Iowa 0.6%

Iowa, Project Revenue:
5.5%, 2/15/2015 (b)	10,530,000	11,695,776
5.5%, 2/15/2016 (b)	6,645,000	7,382,064
5.5%, 2/15/2020 (b)	8,000,000	8,850,800

		27,928,640

Kansas 1.0%
Johnson County, KS, School District GO, Series B, 5.5%, 9/1/2015 (b)	1,860,000	2,081,228

Kansas, Pollution Control Revenue, Development Financing Authority:
Series II, 5.5%, 5/1/2014	2,000,000	2,244,040
Series II, 5.5%, 11/1/2015	1,000,000	1,113,610
Series II, 5.5%, 11/1/2017	1,000,000	1,111,120
Kansas, Transportation/Tolls Revenue, Development Financing Authority, Series A, Prerefunded, 5.75%, 9/1/2013	8,235,000	9,322,679

20

Kansas City, KS, Electric Revenue, Utility Systems Revenue:
Zero Coupon, 9/1/2004 (b)	2,640,000	2,631,288
Zero Coupon, 9/1/2006 (b)	1,375,000	1,303,514

Kansas City, KS, Utility Systems Revenue:
ETM, Zero Coupon, 9/1/2004 (b)	3,575,000	3,563,309
ETM, Zero Coupon, 9/1/2005 (b)	5,300,000	5,189,071
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	12,000,000	11,977,680
Saline County, KS, School District GO, 5.5%, 9/1/2017 (b)	3,240,000	3,507,268

		44,044,807

Kentucky 1.9%

Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority:
Series C, Step-up Coupon, 0% to 10/1/2005, 5.6% to 10/1/2012 (b)	13,670,000	14,238,399
Series C, Step-up Coupon, 0% to 10/1/2005, 5.7% to 10/1/2013 (b)	8,245,000	8,625,836
Series C, Step-up Coupon, 0% to 10/1/2005, 5.8% to 10/1/2014	5,130,000	5,367,468
Series C, Step-up Coupon, 0% to 10/1/2005, 5.85% to 10/1/2015 (b)	5,235,000	5,415,555
Series C, Step-up Coupon, 0% to 10/1/2005, 5.9% to 10/1/2016 (b)	6,500,000	6,674,525

Kentucky, Project Revenue:
5.5%, 8/1/2017 (b)	6,770,000	7,554,914
5.5%, 8/1/2018 (b)	5,000,000	5,583,600
5.5%, 8/1/2019 (b)	6,870,000	7,655,241
5.5%, 8/1/2020 (b)	4,320,000	4,799,131
Kentucky, Public Housing Revenue, Property and Buildings Project No. 69, Series A, 5.375%, 8/1/2016 (b)	5,000,000	5,347,600
Kentucky, State (REV) Lease, Property and Buildings Project No. 68, Prerefunded, 5.75%, 10/1/2015	5,375,000	6,088,209

Kentucky, State Agency (REV) Lease, Property and Buildings Project No. 71:
5.5%, 8/1/2014	4,250,000	4,747,802
5.5%, 8/1/2015	4,000,000	4,439,000

		86,537,280

Louisiana 0.4%

Jefferson, LA, Sales & Special Tax Revenue:
5.75%, 12/1/2015 (b)	2,335,000	2,618,656
5.75%, 12/1/2016 (b)	2,465,000	2,758,606
5.75%, 12/1/2017 (b)	2,610,000	2,910,750
5.75%, 12/1/2018 (b)	2,760,000	3,069,645

Louisiana, Public Facilities Authority, Centenary College Louisiana Project:
Prerefunded, 5.75%, 2/1/2012	1,000,000	1,105,590
Prerefunded, 5.9%, 2/1/2017	1,000,000	1,110,780
New Orleans, LA, Other GO, Zero Coupon, 9/1/2005 (b)	2,500,000	2,447,975
Orleans, LA, Sales & Special Tax Revenue, Levee, District Improvement Project, 5.95%, 11/1/2014 (b)	1,460,000	1,588,757

		17,610,759

Maine 0.1%
Maine, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Series B, Prerefunded, 7.1%, 7/1/2014 (b)	55,000	56,392
Maine, Transportation/Tolls Revenue, Turnpike Authority, 5.625%, 7/1/2017 (b)	4,350,000	4,760,335

		4,816,727

Maryland 1.2%
Baltimore, MD, Sales & Special Tax Revenue, Series A, 5.9%, 7/1/2012 (b)	3,100,000	3,551,577
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	4,000,000	4,502,920
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.75%, 12/1/2031 (c)	37,000,000	36,218,190

Northeast, MD, Resource Recovery Revenue, Waste Disposal Authority:
7.2%, 1/1/2006 (b)	4,940,000	5,063,302
7.2%, 1/1/2007 (b)	3,390,000	3,474,750

		52,810,739

21

Massachusetts 5.2%
Massachusetts, Airport Revenue, AMT, Port Authority, Delta Air Lines, Inc. Project, Series A, 5.5%, 1/1/2017 (b)	4,000,000	4,169,720
Massachusetts, Airport Revenue, Port Authority, Series B, AMT, 5.5%, 7/1/2012 (b)	3,025,000	3,240,592
Massachusetts, Higher Education Revenue, 5.5%, 7/1/2022	9,000,000	9,969,480

Massachusetts, Higher Education Revenue, Building Authority Project:
Series 2, 5.5%, 11/1/2017 (b)	1,105,000	1,195,842
Series 2, 5.5%, 11/1/2018 (b)	1,400,000	1,511,818
Massachusetts, Higher Education Revenue, College Building Authority Project, Series A, 7.5%, 5/1/2014	5,500,000	6,959,975
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series I-1, 5.2%, 1/1/2028	10,500,000	10,974,810
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General, Hospital, Series F, 6.25%, 7/1/2012 (b)	1,000,000	1,132,910
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	5,000,000	4,834,600
Massachusetts, Port Authority Revenue, ETM, 13.0% 7/1/2013	1,355,000	1,954,425
Massachusetts, Port Authority Revenue, AMT, Port Authority, Delta Air Lines, Inc. Project, Series A, 5.5%, 1/1/2018 (b)	5,000,000	5,196,050
Massachusetts, Project Revenue, 9.2%, 12/15/2031	17,000,000	19,480,130
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	3,000,000	3,449,100
Massachusetts, Resource Recovery Revenue, Development Finance Agency, Resource Recovery, Series 563, Inverse Floater, 9.96%, 1/1/2016* (b)	3,375,000	4,006,395
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, Zero Coupon, 12/15/2014	27,680,000	17,098,213
Massachusetts, State GO, College Building Authority Project, Series A, 7.5%, 5/1/2010	4,110,000	4,973,388

Massachusetts, State GO, Consolidated Loan:
Series D, 5.5%, 11/1/2018 (b)	4,000,000	4,418,680
Series D, 5.5%, 11/1/2019 (b) (c)	7,500,000	8,270,175
Series D, 5.5%, 11/1/2020 (b)	2,000,000	2,199,740
Massachusetts, State GO, Inverse Floater, Rites-PA 793, 144A, 10.223%, 10/1/2008*	6,095,000	7,601,623

Massachusetts, State GO, Transportation Authority:
Series A, 5.875%, 3/1/2015	10,075,000	11,475,223
Series B, 6.2%, 3/1/2016	17,450,000	20,334,136
Massachusetts, Transportation/Tolls Revenue, Turnpike Authority, Series C, Zero Coupon, 1/1/2018 (b)	10,000,000	5,110,800

Massachusetts, Water & Sewer Revenue, Water Authority:
Series J, 5.5%, 8/1/2020 (b)	34,315,000	37,954,106
Series J, 5.5%, 8/1/2021 (b)	5,685,000	6,276,865

Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 6.0%, 12/1/2011	10,000,000	11,512,800
Series A, 6.5%, 7/15/2009	2,625,000	3,018,881
Series A, 6.5%, 7/15/2019	13,710,000	16,246,350

		234,566,827

Michigan 2.2%

Detroit, MI, Core City GO:
Series B, 6.0%, 4/1/2016 (b)	2,865,000	3,199,288
Series B, 6.25%, 4/1/2010	3,410,000	3,507,458

22

Detroit, MI, School District GO:
Series C, 5.25%, 5/1/2014 (b)	1,000,000	1,097,410
Series A, 5.5%, 5/1/2015 (b)	6,675,000	7,292,237
Series A, 5.5%, 5/1/2017 (b)	3,295,000	3,579,260

Detroit, MI, State GO:
Series A-1, 5.375%, 4/1/2016 (b)	2,760,000	2,952,096
Series A-1, 5.375%, 4/1/2018 (b)	3,000,000	3,198,480
Detroit, MI, Water & Sewer Revenue, Series A, Zero Coupon, 7/1/2015 (b)	8,710,000	5,166,859
Grand Rapids, MI, Water & Sewer Revenue, Water Supply, 5.75%, 1/1/2016 (b)	2,955,000	3,235,784
Michigan, Electric Revenue, Series A, 5.25%, 1/1/2018 (b)	11,000,000	11,848,980
Michigan, Hospital & Healthcare Revenue, Finance Authority, Series A, Prerefunded, 6.0%, 11/15/2013 (b)	10,000,000	11,458,400
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Gratiot Community Hospital, 6.1%, 10/1/2007	1,590,000	1,659,976
Michigan, Sales & Special Tax Revenue, State Trunk Line:
Series A, 5.5%, 11/1/2014 (b)	4,055,000	4,517,473
Series A, Prerefunded, 5.5%, 11/1/2016 (b)	9,545,000	10,633,607
Series A, 5.5%, 11/1/2017	7,000,000	7,808,010
Michigan, State Agency (GO) Lease, Building Authority, Inverse Floater, Series B, 144A, 9.688%, 4/15/2009*	2,500,000	2,905,300
Michigan, State Agency (GO) Lease, Inverse Floater, Rites-PA 889R, Series A, 144A, 9.688%, 4/15/2009*	4,155,000	5,008,188
Michigan, State GO, 5.5%, 12/1/2015	5,875,000	6,586,286
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services, Series A, ETM, 5.6%, 2/15/2013	2,090,000	2,222,799

		97,877,891

Minnesota 0.3%
New Hope, MN, Hospital & Healthcare Revenue, Masonic Home North Ridge, 5.9%, 3/1/2019	1,335,000	1,338,324

University of Minnesota, Higher Education Revenue:
Series A, 5.75%, 7/1/2017	3,240,000	3,690,716
Series A, 5.75%, 7/1/2018	6,760,000	7,714,377

		12,743,417

Mississipi 0.2%
Jones County, MS, Hospital & Healthcare Revenue, South Central Regional Medical Center, 5.5%, 12/1/2017	1,375,000	1,361,443
Mississippi, State GO, 5.5%, 12/1/2015	6,000,000	6,714,780

		8,076,223

Missouri 2.3%
Missouri, Hospital & Healthcare Revenue:
Series AA, 6.35%, 6/1/2008 (b)	8,125,000	9,144,119
Series AA, 6.4%, 6/1/2009 (b)	8,640,000	9,856,425
Missouri, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	11,400,000	12,738,132
Missouri, Senior Care Revenue, Health & Educational Facilities Authority, 5.75%, 2/1/2017	3,250,000	3,330,503

Missouri, Transportation/Tolls Revenue:
Series A, 5.625%, 2/1/2014	2,000,000	2,213,660
Series A, 5.625%, 2/1/2016	3,125,000	3,393,031
Missouri, Water & Sewer Revenue, Clarence Cannon Wholesale, 6.0%, 5/15/2020	10,000,000	10,057,500

Missouri, Water & Sewer Revenue, Environmental Improvement and Energy Resource Authority:
Series C, 5.375%, 7/1/2016	3,585,000	3,964,903
Series C, 5.375%, 7/1/2017	4,305,000	4,753,064
Series C, 5.375%, 7/1/2018	3,250,000	3,589,040
Series B, 5.5%, 7/1/2014	3,000,000	3,378,480
Series B, 5.5%, 7/1/2015	3,500,000	3,895,080
Series B, 5.5%, 7/1/2016	5,065,000	5,635,775
St. Louis, MO, Airport Revenue, Series A, 5.625%, 7/1/2017 (b)	6,000,000	6,511,800
St. Louis, MO, County GO, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2016 (b)	6,895,000	3,814,590
St. Louis, MO, Industrial Development Revenue, St. Louis Convention Center, AMT, Series A, 6.875%, 12/15/2020	2,500,000	2,293,025
St. Louis, MO, Industrial Development Revenue, St. Louis Convention, AMT, Series A, 7.25%, 12/15/2035	5,000,000	4,613,200
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	5,745,000	6,698,153
St. Louis, MO, State (GO) Lease, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2015 (b)	4,200,000	2,469,138

		102,349,618

23

Montana 0.1%
Montana, Higher Education Revenue, Series F, 6.0%, 5/15/2019 (b)	5,000,000	5,631,000

Nebraska 0.3%
Omaha, NE, Core City GO, Series A, ETM, 6.5%, 12/1/2018	1,000,000	1,230,130
Omaha, NE, Public Power District, Electric Revenue, Series B, ETM, 6.2%, 2/1/2017	4,700,000	5,463,609

Omaha, NE, School District GO, ETM:
Series A, 6.5%, 12/1/2015	1,480,000	1,807,095
Series A, 6.5%, 12/1/2016	1,000,000	1,223,660
Series A, 6.5%, 12/1/2017	4,000,000	4,906,120
Scotts Bluff County, Hospital & Healthcare Revenue, 6.45%, 12/15/2004	450,000	456,147

		15,086,761

Nevada 1.0%

Clark County, NV, Airport Revenue, Airport Jet Aviation Fuel, AMT:
Series C, 5.375%, 7/1/2018 (b)	1,500,000	1,559,955
Series C, 5.375%, 7/1/2019 (b)	1,100,000	1,138,159
Series C, 5.375%, 7/1/2020 (b)	1,100,000	1,134,089
Clark County, NV, School District GO, Series B, Zero Coupon, 3/1/2005 (b)	8,070,000	7,982,279
Henderson, NV, Hospital & Healthcare Revenue, Catholic Healthcare West, 5.375%, 7/1/2026	15,000,000	13,885,800

Las Vegas, NV, Transportation/Tolls Revenue, Monorail Department Business and Industry:
Zero Coupon, 1/1/2013 (b)	5,000,000	3,387,900
7.375%, 1/1/2040	15,000,000	14,567,700

		43,655,882

New Hampshire 0.1%
New Hampshire, Senior Care Revenue, Havenwood Heritage Heights, 7.35%, 1/1/2018	2,500,000	2,535,025
New Hampshire, Senior Care Revenue, Higher Education Revenue, Havenwood Heritage Heights, 7.45%, 1/1/2025	4,000,000	4,043,320

		6,578,345

New Jersey 6.8%
Atlantic City, NJ, School District GO, Board of Education, 6.1%, 12/1/2014 (b)	4,500,000	5,289,885
New Jersey, Economic Development Authority, Special Facilities Revenue, Continental Airlines, Inc. Project, AMT, 6.4%, 9/15/2023	7,500,000	5,830,050
New Jersey, Garden State Preservation Trust, Open Space & Farm Land, Series 2005-A, 5.8%, 11/1/2023 (b) (d)	5,000,000	5,173,450

New Jersey, Highway Authority Revenue, Garden State Parkway:
ETM, 6.5%, 1/1/2011	3,006,000	3,319,165
Inverse Floater, Series 247, ETM, 9.695%, 1/1/2013* (b)	14,935,000	18,482,361
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,000,000	973,240
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	17,470,000	14,832,554

New Jersey, Senior Care Revenue, Economic Development Authority, United Methodist Homes:
5.5%, 7/1/2019	4,000,000	3,785,920
5.75%, 7/1/2029	7,500,000	6,942,900
New Jersey, Special Assessment Revenue, 6.75%, 6/1/2039	35,480,000	31,471,115

24

New Jersey, State (REV) Lease, Transportation Trust Fund Authority, Inverse Floater, Rites-PA 785, 144A, 10.698%, 9/15/2015* (b)	5,190,000	6,710,203
New Jersey, State Agency (GO) Lease, Transportation Trust Fund Authority, Series A, 5.625%, 6/15/2014	3,555,000	3,988,355
New Jersey, State Agency (GO) Lease, Transportation Trust Fund Authority, Inverse Floater, Residual Certificates, Series 224, 144A, 10.19%, 6/15/2016*	11,000,000	13,578,510

New Jersey, State GO:
5.25%, 7/1/2016	5,000,000	5,456,350
Series H, 5.25%, 7/1/2017	14,665,000	15,978,837
New Jersey, Tobacco Settlement Filing Corp., 6.25%, 6/1/2043	28,000,000	22,759,520
New Jersey, Transportation Trust Fund Authority, Transportation System, Series C, 5.5%, 6/15/2023	15,000,000	15,892,800

New Jersey, Transportation/Tolls Revenue:
Series C, 5.5%, 12/15/2015 (b)	5,000,000	5,568,000
Series A, 5.75%, 6/15/2017	8,000,000	8,957,520
New Jersey, Transportation/Tolls Revenue, Economic Development Authority, Series A, Prerefunded, 5.875%, 5/1/2014 (b)	5,000,000	5,619,850
New Jersey, Transportation/Tolls Revenue, Federal Transportation Administration Grants, Series B, Prerefunded, 5.75%, 9/15/2013 (b)	11,000,000	12,456,290

New Jersey, Transportation/Tolls Revenue, Turnpike Authority:
Inverse Floater Rites-PA 613, 144A, 10.169%, 1/1/2011* (b)	21,170,000	29,254,400
Inverse Floater Rites-PA 614, 144A, 10.178%, 1/1/2016* (b)	3,830,000	5,292,600
New Jersey, Turnpike Authority, Turnpike Revenue:
Series C, Prerefunded, ETM, 6.5%, 1/1/2016 (b)	38,720,000	45,938,570
Series C, 6.5%, 1/1/2016 (b)	10,750,000	12,802,712

		306,355,157

New Mexico 0.3%
Albuquerque, NM, Hospital and Healthcare Revenue, Southwest Community Health Services, Prerefunded, 10.125%, 8/1/2012	3,385,000	4,084,510
Los Alamos County, NM, Electric Revenue, Utility Systems, Series A, 6.1%, 7/1/2010 (b)	4,400,000	4,505,424
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, Series E2, AMT, 6.8%, 3/1/2031 (b)	5,315,000	5,798,612

		14,388,546

New York 6.5%

Monroe County, NY, Airport Revenue:
Inverse Floater, Rites-PA 585A, AMT, 10.173%, 1/1/2014*	2,005,000	2,416,446
Inverse Floater, Rites-PA 585B, AMT, 10.17%, 7/1/2011*	2,515,000	3,037,668
Inverse Floater, Rites-PA 585C, AMT, 10.424%, 7/1/2012*	1,915,000	2,340,666

Nassau County, NY, Sales & Special Tax Revenue, Interim Finance Authority:
Series A, Prerefunded, 5.75%, 11/15/2015	3,060,000	3,468,418
Series A, Prerefunded, 5.75%, 11/15/2016 (b)	4,250,000	4,817,248
New York, Core City GO, 5.875%, 2/15/2019	13,540,000	14,333,986
New York, Electric Revenue, ETM, Zero Coupon, 6/1/2009 (b)	2,050,000	1,736,186
New York, Higher Education Revenue, 5.75%, 7/1/2013	10,000,000	11,256,700

New York, Higher Education Revenue, Dormitory Authority:
Series B, 5.25%, 5/15/2019 (b)	11,860,000	12,827,539
Series F, Prerefunded, 5.375%, 7/1/2007	465,000	503,730
Series F, 5.375%, 7/1/2007	1,535,000	1,651,951

New York, Higher Education Revenue, Dormitory Authority, City University:
Series A, 5.625%, 7/1/2016 (b)	5,075,000	5,675,677
Series B, 6.0%, 7/1/2014 (b)	7,000,000	8,146,530
New York, Sales & Special Tax Revenue, Thruway Authority, Series A, 5.5%, 3/15/2018	5,000,000	5,409,400
New York, School District GO, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,638,885
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,111,960

25

New York, Senior Care Revenue, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013 (b)	6,775,000	7,564,220
New York, Series J, Prerefunded, 5.875%, 2/15/2019	2,520,000	2,721,071
New York, State (GO) Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	4,655,000	5,151,735

New York, State Agency (GO) Lease, Dormitory Authority, City University:
Prerefunded, 5.25%, 5/15/2017 (b)	3,500,000	3,887,450
Series D, ETM, 7.0%, 7/1/2009 (b)	4,000,000	4,378,200
Series C, 7.5%, 7/1/2010 (b)	5,750,000	6,657,235
New York, State Agency (GO) Lease, Metropolitan Transportation Authority, Series A, ETM, 6.0%, 4/1/2020 (b)	5,000,000	5,803,750
New York, State Agency (GO) Lease, Urban Development Authority, Correctional Facilities, Series A, 6.5%, 1/1/2011 (b)	4,500,000	5,258,070
New York, State Agency (GO) Lease, Urban Development Corp., 5.7%, 4/1/2020	3,600,000	4,005,180

New York, State GO, Tobacco Settlement Financing Corp.:
Series A-1, 5.5%, 6/1/2019	6,850,000	7,251,273
Series R 232, 144A, 9.93%, 6/1/2022 (b)	6,300,000	6,659,667
New York, Transportation/Tolls Revenue, Inverse Floater, Securities Trust Certficates, 144A, 9.5%, 11/15/2017* (b)	7,500,000	8,834,325

New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority:
Series C, Prerefunded, 7/1/2012, 5.125%, 7/1/2013 (b)	3,470,000	3,820,574
Series C, Prerefunded, 1/1/2012, 5.125%, 7/1/2013 (b)	1,530,000	1,680,001
5.5%, 11/15/2018 (b)	5,000,000	5,423,700
New York, Transportation/Tolls Revenue, Thruway Authority Service Contract, Local Highway and Bridge Building, Prerefunded, 5.625%, 4/1/2012 (b)	5,470,000	6,126,838

New York, Transportation/Tolls Revenue, Transportation Authority:
Series E, 5.5%, 11/15/2020 (b)	3,750,000	4,038,525
Series E, 5.5%, 11/15/2021 (b)	6,000,000	6,435,360
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority, Series Y, ETM, 5.5%, 1/1/2017	5,050,000	5,613,984
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.875%, 6/15/2014	4,560,000	4,647,734

New York and New Jersey, Port Authority Revenue:
AMT, 6.0%, 7/1/2013	6,555,000	7,044,068
AMT, 6.0%, 7/1/2015	2,500,000	2,682,550
Inverse Floater, AMT, Series II, 10.26%, 10/15/2007* (b)	6,160,000	7,167,776
New York and New Jersey, Port Authority Revenue, Special Obligation, AMT, Series 4, 7.0%, 10/1/2007	1,400,000	1,447,530
New York, NY Series E, ETM, 7.0%, 12/1/2007 (b)	1,385,000	1,523,071

New York, NY, Core City GO:
Series G, Zero Coupon, 8/1/2009 (b)	4,995,000	4,174,222
Series F, 5.25%, 8/1/2016	5,000,000	5,193,100
Series C, 5.375%, 11/15/2017 (b)	5,000,000	5,347,450
Series A, 5.75%, 8/1/2016	6,350,000	6,835,711
Series E, 6.5%, 2/15/2005	7,000,000	7,243,530
Series A, 6.5%, 5/15/2012	7,000,000	7,917,840
Series G, 6.75%, 2/1/2009	2,000,000	2,276,200

New York, NY, Sports, Expo & Entertainment Revenue, Industrial Development Agency, USTA National Tennis Center:
6.5%, 11/15/2010 (b)	3,485,000	3,630,080
6.6%, 11/15/2011 (b)	3,000,000	3,126,690
New York, NY, State GO, Series A, 5.25%, 3/15/2015	2,500,000	2,674,800
New York, NY, Water & Sewer Revenue, Municipal Water Financial Authority, Series A, 5.375%, 6/15/2019	25,000,000	26,505,750
Suffolk County, NY, Water & Sewer Revenue, Industrial Development Agency, 6.0%, 2/1/2007 (b)	8,000,000	8,711,360

		290,833,610

26

North Carolina 1.3%
Charlotte, NC, Core City GO, 5.5%, 8/1/2018	4,165,000	4,510,612

Charlotte, NC, Water & Sewer Revenue:
5.5%, 6/1/2014	3,105,000	3,438,818
5.5%, 6/1/2017	3,255,000	3,526,695
North Carolina, Electric Revenue, 5.25%, 1/1/2020 (b)	4,000,000	4,169,640
North Carolina, Electric Revenue, Catawba Municipal Power Agency, 6.0%, 1/1/2011 (b)	8,235,000	9,382,629

North Carolina, Electric Revenue, Eastern Municipal Power Agency:
6.0%, 1/1/2018 (b)	8,775,000	10,077,912
Series B, 6.0%, 1/1/2022 (b) (c)	18,775,000	21,514,836

		56,621,142

Ohio 2.7%
Akron, OH, Higher Education Revenue, Prerefunded, 5.75%, 1/1/2013 (b)	2,365,000	2,678,907
Akron, OH, Project Revenue, Economic Development, 6.0%, 12/1/2012 (b)	1,000,000	1,146,760
Akron, OH, Water & Sewer Revenue, 5.9%, 12/1/2011 (b)	385,000	420,674
Avon, OH, School District GO, 6.5%, 12/1/2015 (b)	940,000	1,129,504
Batavia, OH, Local School District, Prerefunded, 7.0%, 12/1/2014 (b)	500,000	549,315
Beavercreek, OH, School District GO, Local School District, 6.6%, 12/1/2015 (b)	1,500,000	1,816,995
Big Walnut, OH, School District GO, Local School District, Zero Coupon, 12/1/2012 (b)	420,000	292,568

Cincinnati, OH, Higher Education Revenue, General Receipts:
Series T, 5.5%, 6/1/2012	1,280,000	1,428,006
Series A, 5.75%, 6/1/2015 (b)	2,000,000	2,211,080
Series A, 5.75%, 6/1/2016 (b)	1,500,000	1,647,735

Cincinnati, OH, Water & Sewer Revenue:
5.5%, 12/1/2014	1,500,000	1,655,505
5.5%, 12/1/2017	1,000,000	1,078,840
Cleveland, OH, Core City (REV) Lease, Parking Facility Revenue, 6.0%, 9/15/2009 (b)	1,385,000	1,566,518
Cleveland, OH, Electric Revenue, Public Power Systems Revenue, Series 1, 6.0%, 11/15/2011 (b)	1,050,000	1,211,343
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	1,000,000	1,010,760
Cleveland, OH, Water & Sewer Revenue, Series J, 5.375%, 1/1/2016 (b)	2,000,000	2,156,720
Cleveland-Cuyahoga County, OH, Port Authority Revenue, ETM, 6.0%, 3/1/2007	1,830,000	1,955,593
Crawford County, OH, Prerefunded, 6.75%, 12/1/2019 (b)	700,000	733,278
Cuyahoga County, OH, County (GO), 5.65%, 5/15/2018	500,000	561,065
Cuyahoga County, OH, County (GO) Lease, 5.0%, 12/1/2020	1,000,000	1,021,480
Cuyahoga County, OH, Multi Family Housing Revenue, 6.5%, 10/20/2020 (b)	1,000,000	1,034,590
Dublin, OH, School District GO, Zero Coupon, 12/1/2011 (b)	1,095,000	809,096
Fayette County, OH, School District GO, Rattlesnake Improvement Area Project, 5.9%, 12/1/2013	105,000	113,576
Finneytown, OH, Other GO, Local School District, 6.2%, 12/1/2017 (b)	320,000	376,291

Franklin County, OH, Hospital & Healthcare Revenue, Presbyterian Services:
5.25%, 7/1/2008	500,000	518,765
5.5%, 7/1/2017	1,000,000	968,240
Franklin County, OH, School District GO, 6.5%, 12/1/2013	500,000	591,495
Green Springs, OH, Senior Care Revenue, Hospital and Healthcare Facilities Revenue, Series A, 7.0%, 5/15/2014	4,635,000	4,278,800
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025	4,405,000	3,763,500

Hamilton County, OH, Sales & Special Tax Revenue:
Series B, 5.75%, 12/1/2014 (b)	2,000,000	2,238,520
Series B, 5.75%, 12/1/2015 (b)	4,240,000	4,671,674
Hilliard, OH, School District GO, Series A, Zero Coupon, 12/1/2012 (b)	1,655,000	1,158,715
Huber Heights, OH, Water & Sewer Revenue, Zero Coupon, 12/1/2012 (b)	1,005,000	704,103
Lakeview, OH, Local School District, Prerefunded, 6.9%, 12/1/2014 (b)	700,000	733,810
Liberty Benton, OH, School District GO, Zero Coupon, 12/1/2014 (b)	570,000	355,811
Liberty, OH, School District GO, Zero Coupon, 12/1/2012 (b)	255,000	178,416

27

Lorain County, OH, Hospital Revenue, Series A, Prerefunded, 5.9%, 12/15/2008	1,000,000	1,024,320
Lorain County, OH, Lakeland Community Hospital, Inc., ETM, 6.5%, 11/15/2012	865,000	884,194
Lucas County, OH, Flower Hospital, Prerefunded, 6.125%, 12/1/2013	1,375,000	1,419,137

Lucas County, OH, Hospital & Healthcare Revenue, Presbyterian:
Series A, 6.625%, 7/1/2014	2,000,000	2,088,700
Series A, 6.75%, 7/1/2020	2,000,000	2,059,100

Marion County, OH, Senior Care Revenue, Healthcare Facilities, Church Homes Project:
6.3%, 11/15/2015	3,600,000	3,633,876
6.375%, 11/15/2010	2,844,000	2,889,447
Miami County, OH, Hospital & Healthcare Revenue, Upper Valley Medical Center, Series C, 6.25%, 5/15/2013	1,000,000	1,043,860
Napoleon, OH, Hospital & Healthcare Revenue, Lutheran Orphans Home, 6.875%, 8/1/2023 (b)	370,000	379,424
North Olmstead, OH, Other GO, 6.2%, 12/1/2011 (b)	2,000,000	2,290,480
Ohio, Building Authority, Juvenile Correctional Facility, Series A, Prerefunded, 6.6%, 10/1/2014 (b)	200,000	207,590
Ohio, Higher Education Revenue, Series A, 6.5%, 7/1/2008	2,325,000	2,634,620

Ohio, Higher Education Revenue, Case Western Reserve University:
6.0%, 10/1/2014	1,000,000	1,158,500
Series B, 6.5%, 10/1/2020	2,250,000	2,724,953

Ohio, Higher Education Revenue, General Receipts:
Series A, 6.0%, 12/1/2016	1,000,000	1,121,840
Series A, 6.0%, 12/1/2017	1,060,000	1,189,150
Ohio, Higher Education Revenue, University of Findlay Project, 6.125%, 9/1/2016	400,000	399,612
Ohio, Higher Education Revenue, University of Ohio, General Receipts, 5.75%, 6/1/2016 (b)	1,250,000	1,378,338
Ohio, Higher Education Revenue, Xavier University, 6.0%, 5/15/2011 (b)	240,000	266,333

Ohio, Mortgage Revenue, Single Family Housing Finance Agency:
Prerefunded, 1/15/2013, Zero Coupon, 1/15/2015 (b)	4,360,000	2,433,272
Prerefunded, 7/15/2013, Zero Coupon, 1/15/2015 (b)	3,515,000	2,014,236
Ohio, School District GO, 6.0%, 12/1/2019 (b)	475,000	554,216
Ohio, State (GO) Lease, Higher Education Revenue, Series B, Prerefunded, 5.625%, 5/1/2015	1,000,000	1,122,170

Ohio, State Agency (REV) Lease, Administrative Building Funds Project:
Series A, 5.5%, 10/1/2015 (b)	4,370,000	4,722,571
Series A, 5.5%, 10/1/2016 (b)	3,790,000	4,095,777
Series A, 5.5%, 10/1/2018 (b)	3,695,000	3,993,113
Ohio, State Agency (REV) Lease, Building Authority, Juvenile Correctional Facility, Series A, 5.5%, 4/1/2016	3,665,000	3,947,828
Ohio, State GO, 6.0%, 8/1/2010	1,000,000	1,141,210
Ohio, Transportation/Tolls Revenue, Series A, 5.5%, 2/15/2017 (b)	6,925,000	7,692,359
Ohio, Water & Sewer Revenue, Bay Shore Project, AMT, Series A, 5.875%, 9/1/2020	4,150,000	3,820,822
Olentangy, OH, School District GO, Series A, Prerefunded, 5.85%, 12/1/2007	400,000	417,112
Olmsted Falls, OH, City School District, Prerefunded, 6.85%, 12/15/2011 (b)	250,000	262,478
Sandusky County, OH, County GO, Prerefunded, 6.2%, 12/1/2013 (b)	500,000	522,380
South Euclid Lyndhurst, OH, School District GO, 6.4%, 12/1/2018 (b)	535,000	596,980
Springboro, OH, School District GO, Community City School District, 6.0%, 12/1/2011 (b)	500,000	566,420
Summit County, OH, Prerefunded, 6.4%, 12/1/2014 (b)	1,000,000	1,045,560
Toledo, OH, Other GO, Macys Project, Series A, AMT, 6.35%, 12/1/2025 (b)	1,000,000	1,113,780
Toledo, OH, Water & Sewer Revenue, 4.75%, 11/15/2017 (b)	1,000,000	1,018,540
Trumbull County, OH, County GO, Prerefunded, 6.2%, 12/1/2014 (b)	500,000	522,275
Tuscarawas Valley, OH, School District GO, Prerefunded, 6.6%, 12/1/2015 (b)	365,000	398,836

Wayne, OH, School District GO:
6.45%, 12/1/2011 (b)	155,000	183,915
6.6%, 12/1/2016 (b)	200,000	241,786
Willoughby, OH, Senior Care Revenue, Industrial Development Revenue, Series A, 6.875%, 7/1/2016	2,825,000	2,848,222
Wooster, OH, School District GO, Zero Coupon, 12/1/2013 (b)	930,000	615,753

		123,453,133

28

Oklahoma 1.0%

Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority:
5.75%, 8/15/2006	1,860,000	1,950,526
6.0%, 8/15/2014	2,695,000	2,731,275
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023 (b)	23,125,000	26,930,450

Tulsa, OK, Hospital & Healthcare Revenue, Industrial Development Authority:
Zero Coupon, 12/1/2004 (b)	5,430,000	5,394,922
Zero Coupon, 12/1/2006 (b)	6,430,000	6,038,349

		43,045,522

Oregon 0.4%
Chemeketa, OR, School District GO, ETM, 5.5%, 6/1/2015 (b)	2,600,000	2,921,100
Oregon, State (GO) Lease, Administrative Services, Series B, 5.375%, 5/1/2015 (b)	7,550,000	8,146,450

Oregon, Transportation/Tolls Revenue:
5.75%, 11/15/2015	1,435,000	1,576,778
5.75%, 11/15/2016	3,140,000	3,450,232

		16,094,560

Pennsylvania 3.5%

Allegheny County, PA, Airport Revenue, AMT:
Inverse Floater, Rites-PA 567A, 144A, 10.109%, 1/1/2010* (b)	3,000,000	3,494,640
Inverse Floater, Rites-PA 567B, 144A, 10.109%, 1/1/2011* (b)	1,500,000	1,757,115
Inverse Floater, Rites-PA 567D, 144A, 10.109%, 1/1/2014* (b)	5,250,000	6,156,255
Inverse Floater, Rites-PA 567C, 144A, 10.118%, 1/1/2013* (b)	3,160,000	3,724,534
Allegheny County, PA, Airport Revenue, Pittsburgh International, Series A, AMT, 5.75%, 1/1/2013 (b)	3,080,000	3,355,137

Allegheny County, PA, Port Authority Revenue:
5.5%, 3/1/2015 (b)	2,000,000	2,170,880
5.5%, 3/1/2016 (b)	1,000,000	1,078,080
5.5%, 3/1/2017 (b)	1,000,000	1,072,600
Berks County, PA, Hospital & Healthcare Revenue, Municipal Authority, Reading Hospital and Medical Center Project, 5.7%, 10/1/2014 (b)	1,000,000	1,122,670
Bucks County, PA, Water and Sewer Authority Revenue, ETM, 6.375%, 12/1/2008	305,000	327,741
Delaware County, PA, Senior Care Revenue, Hospital and Healthcare Revenue, Series A, 6.6%, 7/1/2006	1,000,000	1,025,180
Delaware Valley, PA, Core City GO, Regional Financial Authority, Inverse Floater, Rites-PA 1028, 144A, 10.18%, 1/1/2014*	12,500,000	15,552,000
Erie County, PA, Industrial Development Revenue, Pollution Control, Series A, 5.3%, 4/1/2012	1,000,000	1,032,950
Exter Township, PA, School District GO, Zero Coupon, 5/15/2017 (b)	3,700,000	1,977,872
Indiana County, PA, Pollution Control Revenue, Industrial Development Authority, 5.35%, 11/1/2010 (b)	1,000,000	1,107,170
Latrobe, PA, Higher Education Revenue, Industrial Development Authority, 5.375%, 5/1/2013	1,000,000	1,054,220
Mckean County, PA, Hospital & Healthcare Revenue, Bradford Hospital Project, 5.95%, 10/1/2008 (b)	2,800,000	2,874,760
Montgomery County, PA, Senior Care Revenue, Industrial Development Authority, Retirement-Life Communities, 5.25%, 11/15/2028	3,500,000	3,142,720
New Castle, PA, Hospital & Healthcare Revenue, Area Hospital Authority, Jameson Memorial Hospital, 6.0%, 7/1/2010 (b)	845,000	953,785
Pennsylvania, Core City GO, Regional Finance Authority Local Government, 5.75%, 7/1/2032	28,000,000	30,691,080

Pennsylvania, Higher Education Revenue, Ursinus College, Prerefunded:
5.85%, 1/1/2017	1,475,000	1,626,468
5.9%, 1/1/2027	3,400,000	3,753,396
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	7,340,000	7,628,168

29

Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority:
Series A, ETM, 6.0%, 9/1/2019 (b)	2,200,000	2,549,074
Series A, 6.7%, 9/1/2014	3,750,000	3,865,050
Series A, 6.75%, 9/1/2019	8,775,000	9,035,881

Pennsylvania, Sales & Special Tax Revenue, Intergovernmental Cooperative Authority:
Inverse Floater, 144A, 9.1%, 6/15/2014* (b)	2,500,000	2,892,600
Inverse Floater, 144A, 9.1%, 6/15/2015* (b)	2,250,000	2,515,230
Inverse Floater, 144A, 9.12%, 6/15/2013*	2,225,000	2,579,131
Pennsylvania, State Agency (REV) Lease, Industrial Development Authority, Economic Development, 5.8%, 7/1/2008 (b)	4,875,000	5,402,914

Pennsylvania, State GO:
6.25%, 7/1/2010	1,000,000	1,152,620
Inverse Floater, 144A, 18.62%, 5/1/2019*	5,000,000	6,707,200
Pennsylvania, Transportation/Tolls Revenue, 5.25%, 7/1/2019	2,000,000	2,070,800
Pennsylvania, Transportation/Tolls Revenue, Community Turnpike, Series S, 5.625%, 6/1/2014	3,750,000	4,174,875
Pennsylvania, Water & Sewer Revenue, 5.25%, 11/1/2014 (b)	1,750,000	1,921,937
Philadelphia, PA, Industrial Development Revenue, Industrial Development Authority, Series A, 6.5%, 10/1/2027	1,000,000	1,008,480
Philadelphia, PA, Water & Sewer Revenue, 6.25%, 8/1/2010 (b)	1,000,000	1,151,410
Pittsburgh, PA, Core City GO, Series A, 5.5%, 9/1/2014 (b)	1,500,000	1,647,675
Pittsburgh, PA, Water and Sewer System, ETM, 7.25%, 9/1/2014 (b)	150,000	178,287
Westmoreland County, PA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.375%, 7/1/2011 (b)	7,300,000	8,099,569
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017 (b)	6,230,000	3,281,839

		156,913,993

Puerto Rico 0.9%

Puerto Rico, Electric Revenue:
5.375%, 7/1/2018 (b)	8,710,000	9,531,963
Series S, 6.125%, 7/1/2009 (b)	2,000,000	2,279,340

Puerto Rico, Sales & Special Tax Revenue:
Inverse Floater Rites PA 994RC, 144A, 9.738%, 7/1/2007* (b)	3,000,000	3,652,920
Inverse Floater Rites PA 944RA, 144A, 9.738%, 7/1/2015* (b)	3,720,000	4,593,456
Inverse Floater Rites PA 993R, 144A, 9.74%, 7/1/2019*	11,325,000	13,984,110
Inverse Floater Rites PA 620A, 144A, 10.718%, 7/1/2013* (b)	2,500,000	3,336,675
Puerto Rico, State Agency (GO) Lease, Municipal Finance Agency, Series A, Prerefunded, 6.0%, 7/1/2014 (b)	250,000	254,830
Puerto Rico, State GO, Public Building Authority, Series A, ETM, 6.25%, 7/1/2013 (b)	1,000,000	1,183,860

		38,817,154

Rhode Island 1.0%

Rhode Island, Economic Protection Corp., Special Obligation:
Series B, ETM, 5.8%, 8/1/2011 (b)	1,025,000	1,161,981
Series B, ETM, 5.8%, 8/1/2012 (b)	2,500,000	2,858,575
Series B, ETM, 5.8%, 8/1/2013 (b)	7,340,000	8,398,061

Rhode Island, Project Revenue, Convention Center Authority:
Series B, 5.0%, 5/15/2010 (b)	5,000,000	5,419,250
Series B, 5.25%, 5/15/2015 (b)	22,000,000	23,958,000
Rhode Island, Water & Sewer Revenue, Clean Water Protection Agency, Revolving Fund, Series A, 5.4%, 10/1/2015 (b)	2,000,000	2,202,520

		43,998,387

30

South Carolina 0.8%

Charleston County, SC, County (GO) Lease:
Series B, 6.875%, 6/1/2014 (b)	240,000	244,915
Series B, 7.0%, 6/1/2019 (b)	115,000	117,357
Lexington County, SC, Hospital & Heatlhcare Revenue, 5.5%, 11/1/2032	4,515,000	4,466,780

Piedmont, SC, Electric Revenue, Municipal Power Agency:
ETM, 5.5%, 1/1/2012 (b)	2,190,000	2,464,955
5.5%, 1/1/2012 (b)	2,810,000	3,109,686
Series A, ETM, 6.5%, 1/1/2016 (b)	430,000	517,152
South Carolina, Electric Revenue, Municipal Power Agency, 6.75%, 1/1/2019 (b)	3,525,000	4,287,986

South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance:
Series C, 7.0%, 8/1/2030	7,740,000	8,304,556
Series A, Prerefunded, 7.375%, 12/15/2021	4,500,000	5,525,055
South Carolina, Transportation/Tolls Revenue, Transportation Infrastructure, Series A, 5.5%, 10/1/2018 (b)	5,300,000	5,734,600

		34,773,042

Tennessee 1.5%
Knox County, TN, Hospital & Healthcare Revenue, Inverse Floater, Rites-PA 750, 10.188%, 1/1/2012* (b)	8,940,000	11,151,041

Knox County, TN, Hospital & Healthcare Revenue, Sanders Alliance:
5.75%, 1/1/2011 (b)	15,405,000	17,251,135
5.75%, 1/1/2014 (b)	2,000,000	2,243,440
6.25%, 1/1/2013 (b)	4,000,000	4,625,160
7.25%, 1/1/2009 (b)	3,750,000	4,372,687
Memphis, Tennessee, Electric System Revenue, Sub-Series A, 5.0%, 12/1/2018 (b)	22,700,000	23,454,775
Shelby County, TN, County GO, Zero Coupon, 8/1/2014	4,965,000	3,131,922

		66,230,160

Texas 9.0%
Abilene, TX, Senior Care Revenue, Health Facilities Development, Series A, 5.875%, 11/15/2018	3,250,000	3,166,605
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 6.75%, 4/1/2027	21,775,000	10,818,255
Austin, TX, School District GO, Independent School District, 5.0%, 8/1/2015 (b)	2,000,000	2,123,980
Austin, TX, Water & Sewer Revenue, Utility Systems, Zero Coupon, 11/15/2012 (b)	13,520,000	9,358,544

Boerne, TX, School District (GO) Lease, Independent School District:
Zero Coupon, 2/1/2014 (b)	2,785,000	1,773,377
Zero Coupon, 2/1/2016 (b)	3,285,000	1,851,886
Brownsville, TX, Electric Revenue, Utility Systems, 6.25%, 9/1/2010 (b)	4,085,000	4,690,928

Cedar Hill, TX, School District GO:
Zero Coupon, 8/15/2009 (b)	1,500,000	1,221,300
Zero Coupon, 8/15/2010 (b)	3,130,000	2,441,369
Cypress and Fairbanks, TX, School District (GO) Lease, Cypress-Fairbanks Texas Independent School District, Series A, Zero Coupon, 2/15/2014 (b)	6,000,000	3,824,520

Cypress and Fairbanks, TX, School District GO, Cypress-Fairbanks Texas Independent School District:
Series A, Zero Coupon, 2/15/2012 (b)	5,750,000	4,123,843
Series A, Zero Coupon, 2/15/2013 (b)	8,840,000	5,981,144
Dallas Fort-Worth, TX, Airport Revenue, AMT, 5.75%, 11/1/2013 (b)	4,285,000	4,657,195
Dallas, TX, Airport Revenue, International Airport, Inverse Floater, Series 350, AMT, 9.635%, 5/1/2011* (b)	17,875,000	19,498,944

Dallas, TX, Core City GO, Inverse Floater:
Series PA-1136, 144A, 9.05%, 2/15/2018* (b)	3,915,000	4,330,460
Series PA-1136, 144A, 9.05%, 2/15/2019* (b)	4,110,000	4,498,477
Series PA-1136, 144A, 9.05%, 2/15/2020* (b)	5,125,000	5,549,555
Dallas, TX, Single Family Housing Revenue, Zero Coupon, 10/1/2016 (b)	1,905,000	533,514

31

Dallas-Fort Worth, TX, Airport Revenue:
Series A, 7.375%, 11/1/2008 (b)	4,500,000	4,614,975
Series A, 7.375%, 11/1/2009 (b)	4,500,000	4,614,975
Series A, 7.375%, 11/1/2010 (b)	3,500,000	3,589,425
Series A, 7.8%, 11/1/2005 (b)	2,000,000	2,051,840
Series A, 7.8%, 11/1/2006 (b)	2,025,000	2,077,488
Series A, 7.8%, 11/1/2007 (b)	2,390,000	2,451,949
Galveston County, TX, County GO, 5.5%, 2/1/2014 (b)	1,675,000	1,837,458
Galveston County, TX, County GO, Justice Center and Public Safety Building, 5.5%, 2/1/2014 (b)	2,235,000	2,451,773
Georgetown, TX, Higher Education Revenue, Southwestern University Project, 6.25%, 2/15/2009	840,000	843,150
Grapevine-Colleyville, TX, School District GO, Zero Coupon, 8/15/2010 (b)	2,160,000	1,687,759

Harris County, TX, County GO:
Series A, Zero Coupon, 8/15/2005 (b)	4,025,000	3,945,587
Zero Coupon, 10/1/2017 (b)	3,910,000	2,015,253

Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Medical Center Project:
6.25%, 5/15/2009 (b)	2,965,000	3,342,178
6.25%, 5/15/2010 (b)	3,000,000	3,413,040
Harris County, TX, School District GO, Series A, Zero Coupon, 8/15/2004 (b)	2,050,000	2,044,403

Harris County, TX, Transportation/Tolls Revenue:
Series A, Zero Coupon, 8/15/2004 (b)	4,050,000	4,038,944
6.0%, 8/1/2010 (b)	18,415,000	20,960,505
Hidalgo County, TX, Hospital & Healthcare Revenue, Health Services Mission Hospital, 6.875%, 8/15/2026	2,880,000	2,898,691

Houston, TX, Airport Revenue:
AMT, Series A, 5.875%, 7/1/2013 (b)	6,000,000	6,548,760
AMT, Series A, 5.875%, 7/1/2015 (b)	9,505,000	10,344,481
AMT, Series A, 6.0%, 7/1/2014 (b)	5,030,000	5,522,739
Houston, TX, Airport Revenue, Continental Airlines Project, AMT, Series C, 5.7%, 7/15/2029	2,000,000	1,343,800
Houston, TX, School District GO, Series A, Zero Coupon, 2/15/2015 (b)	26,000,000	15,178,540
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	3,100,000	2,417,287

Houston, TX, Utility Systems Revenue:
Series A, 5.25%, 5/15/2020 (b)	8,000,000	8,382,400
Series A, 5.25%, 5/15/2021 (b)	10,000,000	10,421,300

Houston, TX, Water & Sewer Revenue:
Series C, Zero Coupon, 12/1/2005 (b)	15,000,000	14,588,850
Series C, Zero Coupon, 12/1/2009 (b)	14,750,000	11,987,767
Series C, Zero Coupon, 12/1/2010 (b)	5,000,000	3,863,150
Series C, Zero Coupon, 12/1/2012 (b)	4,350,000	3,004,763
Series A, 5.5%, 12/1/2016 (b)	10,000,000	10,796,300
Prerefunded, 5.75%, 12/1/2015 (b)	5,000,000	5,715,250
Series B, Prerefunded, 5.75%, 12/1/2016 (b)	4,500,000	5,143,725
Laredo, TX, School District GO, Independent School District, Prerefunded, 6.0%, 8/1/2011 (b)	2,465,000	2,788,876

Lubbock, TX, Health Facilities Development Corp., Methodist Hospital:
Series B, ETM, 5.6%, 12/1/2007 (b)	2,415,000	2,648,869
Series B, ETM, 5.625%, 12/1/2008 (b)	4,400,000	4,881,888
Series B, ETM, 5.625%, 12/1/2009 (b)	4,640,000	5,183,761

Montgomery County, TX:
Prerefunded, ETM, Zero Coupon, 9/1/2004 (b)	795,000	792,400
Prerefunded, ETM, Zero Coupon, 9/1/2005 (b)	685,000	670,663

Montgomery County, TX, County (GO) Lease:
Zero Coupon, 9/1/2004 (b)	2,680,000	2,671,156
Zero Coupon, 9/1/2005 (b)	2,790,000	2,731,940

32

Northeast, TX, Hospital & Healthcare Revenue, Northeast Medical Center, 6.0%, 5/15/2010 (b)	2,180,000	2,452,435
Northside, TX, School District GO, 5.5%, 2/15/2014 (b)	2,685,000	2,946,251

Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp.:
6.0%, 5/15/2011 (b)	4,615,000	5,118,774
6.0%, 5/15/2021 (b)	6,235,000	7,038,130

Texas, Electric Revenue:
ETM, Zero Coupon, 9/1/2017 (b)	110,000	57,896
Zero Coupon, 9/1/2017 (b)	5,890,000	3,049,194

Texas, Electric Revenue, Municipal Power Agency:
Zero Coupon, 9/1/2016 (b)	18,335,000	10,080,583
6.1%, 9/1/2007 (b)	9,250,000	10,233,645
Texas, Multi Family Housing Revenue, Department Housing & Community Affairs, Series A, Prerefunded, 6.4%, 1/1/2027	3,350,000	3,738,165

Texas, Municipal Power Agency:
ETM, Zero Coupon, 9/1/2016 (b)	340,000	189,635
ETM, 6.1%, 9/1/2009 (b)	4,435,000	5,043,704
Texas, Other GO, 7.0%, 9/15/2012	7,524,900	7,713,775

Texas, School District GO, Community College District:
5.5%, 8/15/2014 (b)	3,145,000	3,464,217
5.5%, 8/15/2015 (b)	3,435,000	3,746,005
5.5%, 8/15/2017 (b)	4,060,000	4,390,931
Texas, State Agency (GO) Lease, Public Finance Authority, Series B, 6.25%, 2/1/2008 (b)	5,190,000	5,789,393

Texas, Water & Sewer Revenue, Trinity River Authority:
5.5%, 2/1/2019 (b)	1,000,000	1,069,990
5.5%, 2/1/2022 (b)	4,725,000	5,000,042
Texas, Water & Sewer Revenue, Water Development Board Revenue, Series A, 5.625%, 7/15/2015	1,000,000	1,082,440

Travis County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp.:
Series A, 5.75%, 11/15/2011 (b)	3,440,000	3,799,514
Series A, Prerefunded, 6.25%, 11/15/2016 (b)	13,770,000	15,889,479
Travis County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Ascension Health, Series A, Prerefunded, 6.25%, 11/15/2015 (b)	2,780,000	3,207,897

Waxahachie, TX, School District GO, Independent School District:
Zero Coupon, 8/15/2012	4,120,000	2,884,206
Zero Coupon, 8/15/2013	2,060,000	1,359,332

		406,297,587

Utah 0.6%
Provo, UT, Electric Revenue, Series A, ETM, 10.375%, 9/15/2015 (b)	1,570,000	2,140,774
Salt Lake City, UT, Core City GO, 5.75%, 6/15/2014	25,000	27,910

Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	1,500,000	1,715,415

Utah, Electric Revenue, Associated Municipal Power System:
Zero Coupon, 7/1/2004 (b)	5,895,000	5,888,103
Zero Coupon, 7/1/2005 (b)	5,900,000	5,800,113
Zero Coupon, 7/1/2006 (b)	5,895,000	5,617,345
Zero Coupon, 7/1/2007 (b)	3,750,000	3,427,500

Utah, Electric Revenue, Intermountain Power Agency:
Series A, ETM, Zero Coupon, 7/1/2004 (b)	1,095,000	1,093,741
Series A, Zero Coupon, 7/1/2004 (b)	635,000	634,257
Series A, ETM, 5.0%, 7/1/2012 (b)	540,000	541,528
West Valley City, UT, Excise Tax Revenue, ETM, 10.625%, 7/1/2004 (b)	160,000	161,350

		27,048,036

33

Vermont 0.2%

Burlington, VT, Electric Revenue:
5.375%, 7/1/2013 (b)	4,800,000	5,281,824
5.375%, 7/1/2014 (b)	5,055,000	5,529,058

		10,810,882

Virgin Islands 0.0%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	900,000	1,003,230

Virginia 0.8%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	2,000,000	2,090,980
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Finance Authority, Series A, 7.5%, 10/1/2029	7,100,000	7,525,432
Richmond, VA, Core City GO, Public Improvement, 5.375%, 7/15/2015 (b)	2,285,000	2,482,767
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, 6.125%, 7/1/2017 (b)	5,500,000	6,329,510
Virginia, Resource Recovery Revenue, Public Service Authority Refunding, Series A, 5.25%, 7/1/2010 (b)	7,380,000	8,108,258
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018 (b)	3,000,000	3,175,920
Winchester, VA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.5%, 1/1/2015 (b)	5,700,000	6,243,780

		35,956,647

Washington 3.3%
Chelan County, WA, Electric Revenue, Public Utilities, Columbia River Rock, Zero Coupon, 6/1/2014 (b)	12,685,000	7,929,393
Clark County, WA, Electric Revenue, Public Utilities District No. 001 Generating Systems, ETM, 6.0%, 1/1/2008 (b)	2,200,000	2,427,414
Clark County, WA, School District GO, Zero Coupon, 12/1/2017 (b)	6,725,000	3,424,034
Clark County, WA, School District GO, No. 98 Hockinson, 6.125%, 12/1/2011 (b)	3,190,000	3,641,130
King and Snohomish Counties, WA, School District GO, No. 417 Northshore, 5.6%, 12/1/2010 (b)	1,650,000	1,844,618
King County, WA, County GO, Series B, Prerefunded, 6.625%, 12/1/2015	8,835,000	10,159,101
King County, WA, County GO, Prerefunded, 6.625%, 12/1/2015	1,010,000	1,161,369
Port Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2014 (b)	4,000,000	4,464,480
Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2012 (b)	1,765,000	1,963,898
Skagit County, WA, School District GO, District No.100 Burlington Edison, 5.625%, 12/1/2015 (b)	4,925,000	5,347,270
Snohomish County, WA, School District GO, 5.75%, 12/1/2011 (b)	3,485,000	3,953,035
Snohomish County, WA, School District GO, School District No. 006 Mukilteo, 6.5%, 12/1/2007 (b)	3,325,000	3,739,395
Spokane County, WA, School District GO, Series B, Zero Coupon, 12/1/2014 (b)	2,500,000	1,531,200
Washington, Electric Revenue, Series A, 5.5%, 7/1/2017 (b)	11,200,000	11,993,520
Washington, Electric Revenue, Public Power Supply Nuclear Project #2, 5.7%, 7/1/2008 (b)	1,270,000	1,401,839
Washington, Electric Revenue, Public Power Supply System, Series A, 6.0%, 7/1/2007 (b)	7,000,000	7,692,580

Washington, Electric Revenue, Public Power Supply System Nuclear Project # 2:
ETM, 5.7%, 7/1/2008	3,730,000	4,130,863
Series B, ETM, 7.25%, 7/1/2006	6,585,000	7,277,413
7.25%, 7/1/2006	415,000	457,674

Washington, Electric Revenue, Public Power Supply Systems:
Series A, Zero Coupon, 7/1/2004	3,625,000	3,620,541
Series A, Zero Coupon, 7/1/2005	4,125,000	4,049,925
Series A, Zero Coupon, 7/1/2006	1,380,000	1,313,098
Series B, Zero Coupon, 7/1/2006 (b)	5,555,000	5,288,971
Zero Coupon, 7/1/2007 (b)	4,375,000	3,993,850
Series A, Zero Coupon, 7/1/2011 (b)	4,200,000	3,153,948
Series A, Zero Coupon, 7/1/2010	5,860,000	4,592,833
Series B, 7.25%, 7/1/2009 (b)	12,350,000	13,930,306

34

Washington, Hospital & Healthcare Revenue, Health Care Facilities Authority:
5.75%, 11/1/2007 (b)	7,350,000	8,067,875
5.8%, 11/1/2008 (b)	4,865,000	5,401,561
5.8%, 11/1/2009 (b)	4,595,000	5,122,092
5.8%, 11/1/2010 (b)	2,100,000	2,361,681
Washington, State GO, Series 5, Zero Coupon, 1/1/2017 (b)	4,535,000	2,423,141

		147,860,048

West Virginia 0.1%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	590,000	637,129
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	2,410,000	2,876,673

		3,513,802

Wisconsin 2.2%
Milwaukee County, WI Series A, ETM, Zero Coupon, 12/1/2011 (b)	220,000	162,056

Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc.:
Series A, 5.6%, 2/15/2029	21,800,000	20,775,836
6.875%, 4/15/2030	14,000,000	14,981,820

Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority:
Series B, 5.625%, 2/15/2029	9,725,000	9,311,493
5.75%, 11/15/2006 (b)	2,000,000	2,165,140
6.0%, 11/15/2008 (b)	4,085,000	4,569,849

Wisconsin, Hospital & Healthcare Revenue, Health and Education Facilities Authority:
5.75%, 11/15/2007 (b)	1,500,000	1,647,690
6.0%, 11/15/2009 (b)	4,330,000	4,868,609
6.1%, 8/15/2008 (b)	4,580,000	5,124,562
6.1%, 8/15/2009 (b)	2,000,000	2,254,480
Series B, ETM, 6.25%, 1/1/2022 (b)	5,130,000	5,849,534
Series C, 6.25%, 1/1/2022 (b)	8,965,000	10,340,051
Series AA, 6.4%, 6/1/2008 (b)	2,335,000	2,628,206
Series AA, 6.45%, 6/1/2009 (b)	2,485,000	2,834,391
Series AA, 6.45%, 6/1/2010 (b)	2,650,000	3,055,556
Series AA, 6.5%, 6/1/2011 (b)	2,820,000	3,307,127
Series AA, 6.5%, 6/1/2012 (b)	3,000,000	3,524,190

		97,400,590

Total Investment Portfolio - 100.0% (Cost $4,193,617,885) (a)		4,490,917,296

*	Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities. These securities, amounting to $354,890,857, aggregating 7.8% of net assets, are shown at their current rate as of May 31, 2004.
(a)	The cost for federal income tax purposes was $4,188,499,336. At May 31, 2004, net unrealized appreciation for all securities based on tax cost was $302,417,960. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $334,564,143 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $32,146,183.
(b)	Bond is insured by one of these companies:

Insurance Coverage	As a % of Total	Investment Portfolio
AMBAC	AMBAC Assurance Corp.	13.6
PSF	Permanent School Fund	1.1
FGIC	Financial Guaranty Insurance Company	10.9
FSA	Financial Security Assurance	9.3
MBIA	Municipal Bond Investors Assurance	29.1
GNMA	Government National Mortgage Association	0.2
(c)	At May 31, 2004, these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.
(d)	When issued or forward delivery security (see Notes to Financial Statements)

35

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

At May 31, 2004, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Appreciation (Depreciation) ($)
10 Year Interest Rate Swap	6/14/2004	408	45,442,684	43,452,000	1,990,684
10 Year CBT Treasury Note	6/21/2004	2,826	321,263,919	310,506,750	10,757,169

Total net unrealized appreciation					12,747,853

At May 31, 2004, open interest rate swaps were as follows:

Effective/Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
6/2/2004 6/2/2014	40,000,000+++	Fixed - 5.069%	Floating - LIBOR	204,000
6/8/2004 6/8/2014	20,000,000+++	Fixed - 5.04%	Floating - LIBOR	168,000
6/9/2004 6/9/2014	40,000,000++++	Fixed - 4.893%	Floating - LIBOR	804,000
6/10/2004 6/10/2014	77,500,000++++	Fixed - 4.89%	Floating - LIBOR	1,588,750
6/16/2004 6/16/2014	40,000,000++++	Fixed - 4.863%	Floating - LIBOR	936,000
6/16/2004 6/16/2014	40,000,000++++	Fixed -4.868%	Floating - LIBOR	912,000
7/29/2004 7/29/2014	29,000,000+++	Fixed -4.882%	Floating - LIBOR	783,000
8/19/2004 8/19/2014	64,000,000+++	Fixed -4.722%	Floating - LIBOR	2,707,200
8/24/2004 8/24/2014	64,000,000++++	Fixed -4.744%	Floating - LIBOR	2,636,800
10/12/2004 10/12/2016	74,000,000++++	Fixed -4.058%	Floating - BMA	1,450,400
10/13/2004 10/13/2016	85,000,000++	Fixed -4.051%	Floating - BMA	1,589,500
10/14/2004 10/14/2016	74,000,000+	Fixed -4.132%	Floating - BMA	821,400
11/4/2004 11/4/2016	26,000,000+++	Fixed -5.557%	Floating - LIBOR	(65,000)
11/16/2004 11/16/2016	27,000,000+++	Fixed -5.739%	Floating - LIBOR	(467,100)
11/23/2004 11/23/2016	51,000,000+++	Fixed -5.669%	Floating - LIBOR	(525,300)

Total net unrealized appreciation				13,543,650

Counterparties:

+	Merrill Lynch Capital Services, Inc.
++	J.P. Morgan Chase Bank
+++	Lehman Brothers, Inc.
++++	Goldman, Sachs & Co.
LIBOR:	Represents the London InterBank Offered Rate
BMA:	Represents the Bond Market Association

The accompanying notes are an integral part of the financial statements.

36

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004

Assets
Investments in securities, at value (cost $4,193,617,885)	$4,490,917,296
Receivable for investments sold	636,462
Interest receivable	72,125,676
Receivable for Fund shares sold	2,358,538
Receivable for daily variation margin on open futures contracts	1,661,156
Net unrealized appreciation on interest rate swaps	13,543,650
Due from Advisor	27,444

Total assets	4,581,270,222

Liabilities
Due to custodian bank	80,637
Payable for investments purchased	35,109,944
Payable for when-issued and forward delivery securities	5,159,500
Dividends payable	3,681,182
Payable for Fund shares redeemed	4,635,098
Accrued management fee	1,543,753
Other accrued expenses and payables	997,894
Total liabilities	51,208,008

Net assets, at value	$4,530,062,214

Net Assets
Net assets consist of:	2,630,505
Undistributed net investment income
Net unrealized appreciation (depreciation) on:	297,299,411
Investments
Interest rate swaps	13,543,650
Futures	12,747,853
Accumulated net realized gain (loss)	(34,421,797)
Paid-in capital	4,238,262,592

Net assets, at value	$4,530,062,214

The accompanying notes are an integral part of the financial statements.

37

Statement of Assets and Liabilities as of May 31, 2004 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($2,183,156,315 / 241,559,139 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.04

Maximum offering price per share (100 / 95.5 of $9.04)	$9.47
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($47,146,708 / 5,216,109 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.04
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($24,590,767 / 2,720,591 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.04
Class AARP
Net Asset Value, offering and redemption price per share ($1,476,749,803 / 163,194,096 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.05
Class S
Net Asset Value, offering and redemption price per share ($798,407,777 / 88,196,301 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.05
Institutional Class
Net Asset Value, offering and redemption price per share ($10,844 / 1,198 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.05

The accompanying notes are an integral part of the financial statements.

38

Statement of Operations for the year ended May 31, 2004

Investment Income
Income:	$254,641,867
Interest
Expenses:
Management fee	19,504,328
Administrative fee	4,993,798
Distribution service fees	6,288,723
Trustees’ fees and expenses	129,145
Other*	907,693
Total expenses, before expense reductions	31,823,687
Expense reductions	(62,156)
Total expenses, after expense reductions	31,761,531

Net investment income	222,880,336

Realized and Unrealized Gain (Loss) on Investment Transactions

Net realized gain (loss) from: Investments	27,375,486
Interest rate swaps	26,828,480
Forward commitments	(1,068,500)
Futures	(11,674,874)
41,460,592
Net unrealized appreciation (depreciation) during the period on: Investments	(332,017,433)
Other receivable	(192,000)
Interest rate swaps	45,303,550
Forward commitments	(920,000)
Futures	14,776,695
(273,049,188)

Net gain (loss) on investment transactions	(231,588,596)

Net increase (decrease) in net assets resulting from operations	$(8,708,260)

*	Included herein are amounts representing two months of operating expenses previously covered by the Administrative Agreement (see Note C of Notes to Financial Statements) including services to shareholders, custodian and accounting fees, auditing, legal, reports to shareholders and registration fees.

The accompanying notes are an integral part of the financial statements.

39

Statement of Changes in Net Assets

	Years Ended May 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$222,880,336	$231,692,645
Net realized gain (loss) on investment transactions	41,460,592	(32,019,137)
Net unrealized appreciation (depreciation) on investment transactions during the period	(273,049,188)	241,473,776
Net increase (decrease) in net assets resulting from operations	(8,708,260)	441,147,284
Distributions to shareholders from:
Net investment income:
Class A	(108,020,716)	(110,681,529)
Class B	(2,212,792)	(2,520,955)
Class C	(954,543)	(738,305)
Class AARP	(74,381,714)	(72,930,391)
Class S	(38,467,931)	(38,928,143)
Institutional Class	(399)	(37)
Net realized gains:
Class A	—	(6,806,010)
Class B	—	(191,902)
Class C	—	(57,807)
Class AARP	—	(4,319,833)
Class S	—	(2,310,818)
Institutional Class	—	(3)
Fund share transactions: Proceeds from shares sold	290,687,353	414,170,246
Reinvestment of distributions	138,120,196	146,758,004
Cost of shares redeemed	(633,333,522)	(603,772,438)
Net increase (decrease) in net assets from Fund share transactions	(204,525,973)	(42,844,188)

Increase (decrease) in net assets	(437,272,328)	158,817,363

Net assets at beginning of period	4,967,334,542	4,808,517,179

Net assets at end of period (including undistributed net investment income of $2,630,505 and $4,290,531, respectively)	$4,530,062,214	$4,967,334,542

The accompanying notes are an integral part of the financial statements.

40

Financial Highlights

Class A

Years Ended May 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.12	$9.00

Income from investment operations :
Net investment income	.43	.42	.42
Net realized and unrealized gain (loss) on investment transactions	(.46)	.41	.12
Total from investment operations	(.03)	.83	.54
Less distributions from;
Net investment income	(.43)	(.42)	(.42)
Net realized gain on investment transactions	—	(.03)	—
Total distributions	(.43)	(.45)	(.42)
Net asset value, end of period	$9.04	$9.50	$9.12

Total Return (%)[b]	(.31)	9.41	5.94	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,183	2,454	2,416
Ratio of expenses (%)	.75	.75	.77	*
Ratio of net investment income (%)	4.61	4.66	4.74	*
Portfolio turnover rate (%)	24	22	33

[a]	For the period from June 11, 2001 (commencement of operations of Class A shares) to May 31, 2002.
[b]	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

Class B

Years Ended May 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.11	$9.00

Income from investment operations :
Net investment income	.36	.35	.35
Net realized and unrealized gain (loss) on investment transactions	(.46)	.42	.11

Total from investment operations	(.10)	.77	.46

Less distributions from:
Net investment income	(.36)	(.35)	(.35)
Net realized gain on investment transactions	—	(.03)	—
Total distributions	(.36)	(.38)	(.35)

Net asset value, end of period	$9.04	$9.50	$9.11

Total Return (%)[b]	(1.07)	8.52	5.15	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	66	65
Ratio of expenses (%)	1.52	1.53	1.58	*
Ratio of net investment income (%)	3.84	3.88	3.93	*
Portfolio turnover rate (%)	24	22	33

[a]	For the period from June 11, 2001 (commencement of operations of Class B shares) to May 31, 2002.
[b]	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

Class C

Years Ended May 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.11	$9.00

Income from investment operations :
Net investment income	.36	.35	.34
Net realized and unrealized gain (loss) on investment transactions	(.46)	.42	.11
Total from investment operations	(.10)	.77	.45
Less distributions from: Net investment income	(.36)	(.35)	(.34)
Net realized gain on investment transactions	—	(.03)	—

Total distributions	(.36)	(.38)	(.34)

Net asset value, end of period	$9.04	$9.50	$9.11

Total Return (%)[b]	(1.09)	8.52	5.11	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	24	14
Ratio of expenses (%)	1.54	1.56	1.59	*
Ratio of net investment income (%)	3.82	3.85	3.92	*
Portfolio turnover rate (%)	24	22	33

[a]	For the period from June 11, 2001 (commencement of operations of Class C shares) to May 31, 2002.
[b]	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

41

Class AARP

Years Ended May 31,	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.12	$8.95	$8.69

Income from investment operations:
Net investment income	.45	.44	.45	.37
Net realized and unrealized gain (loss) on investment transactions	(.45)	.41	.17	.26
Total from investment operations	—	.85	.62	.63
Less distributions from:
Net investment income	(.45)	(.44)	(.45)	(.37)
Net realized gain on investment transactions	—	(.03)	—	—

Total distributions	(.45)	(.47)	(.45)	(.37)

Net asset value, end of period	$9.05	$9.50	$9.12	$8.95

Total Return (%)	(.01)	9.61	6.92	7.35	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,477	1,585	1,502	1,470
Ratio of expenses (%)	.56	.56	.57	.64	[c]*
Ratio of net investment income (%)	4.80	4.85	4.92	4.92	*
Portfolio turnover rate (%)	24	22	33	11

[a]	As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002, was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 4.88% to 4.92%. Per share data and ratios for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
[b]	For the period from July 31, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.
[c]	The ratio of operating expenses includes a one-time reduction in connection with a fund complex reorganization. The ratio without this reduction was .65%.
*	Annualized
**	Not annualized

Class S

Years Ended May 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.12	$8.95	$8.43	$8.98

Income from investment operations:
Net investment income	.45	.44	.45	.44	.46
Net realized and unrealized gain (loss) on investment transactions	(.45)	.41	.17	.52	(.51)
Total from investment operations	—	.85	.62	.96	(.05)
Less distributions from:
Net investment income	(.45)	(.44)	(.45)	(.44)	(.46)
Net realized gains on investment transactions	—	(.03)	—	—	(.04)
Total distributions	(.45)	(.47)	(.45)	(.44)	(.50)

Net asset value, end of period	$9.05	$9.50	$9.12	$8.95	$8.43

Total Return (%)	(.01)[b]	9.49	7.04	11.55	(.62)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	798	837	812	814	664
Ratio of expenses before expense reductions (%)	.56	.56	.57	.65	.66 [c]
Ratio of expenses after expense reductions (%)	.55	.56	.57	.65	.65 [c]
Ratio of net investment income (%)	4.81	4.85	4.92	4.96	5.27
Portfolio turnover rate (%)	24	22	33	11	47

[a]	As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002, was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 4.88% to 4.92%. Per share data and ratios for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .65% and .64%, respectively.

Institutional Class

Years Ended May 31,	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.33
Income from investment operations:
Net investment income	.44	.31
Net realized and unrealized gain (loss) on investment transactions	(.45)	.20
Total from investment operations	(.01)	.51
Less distributions from:
Net investment income	(.44)	(.31)
Net realized gain on investment transactions	—	(.03)

Total distributions	(.44)	(.34)

Net asset value, end of period	$9.05	$9.50

Total Return (%)	(.06)[b]	5.94	**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	.01	.001
Ratio of expenses, before expense reductions (%)	.66	.54	*
Ratio of expenses, after expense reductions (%)	.54	.54	*
Ratio of net investment income (%)	4.82	4.74	*
Portfolio turnover rate (%)	24	22

[a]	For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to May 31, 2003.
[b]	Total returns would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

42

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Managed Municipal Bond Fund (the “Fund”) is a diversified series of Scudder Municipal Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge.

Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution services fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

43

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Commitment Agreements. A Municipal Market Data (“MMD”) forward commitment agreement is a commitment to pay or receive at the termination date the spread between a fixed rate and a spot rate on the MMD AAA yield curve. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their agreement and from unanticipated changes in the interest rates on which the agreement is based. The Fund also bears the risk of limited liquidity prior to the termination. MMD forward commitments are valued daily and the change in value is recorded by the Fund as unrealized appreciation or depreciation on forward commitments. Upon the termination date, a cash payment is made based on the spread between the fixed rate and the spot rate and the Fund will realize a gain or loss based upon the cash payment received or paid.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund’s underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $3,865,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2009 ($1,446,000) and May 31, 2011 ($2,419,000), the respective expiration dates, whichever occurs first.

44

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2004, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$5,737,916
Undistributed taxable income	$573,771
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(3,865,000)
Net unrealized appreciation (depreciation) on investments	$302,417,960

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2004	2003
Distributions from tax-exempt income	$224,038,095	$225,799,360
Distributions from short-term capital gains*	$—	$2,475,481
Distributions from long-term capital gains	$—	$11,210,892

*	For tax purposes short-term capital gains distributions are considered taxable income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $1,129,497,474 and $1,305,722,200, respectively.

45

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.450% of the first $250,000,000 of the Fund’s average daily net assets, 0.430% of the next $750,000,000 of such net assets, 0.410% of the next $1,500,000,000 of such net assets, 0.400% of the next $2,500,000,000 of such net assets, 0.380% of the next $2,500,000,000 of such net assets, 0.360% of the next $2,500,000,000 of such net assets, 0.340% of the next $2,500,000,000 of such net assets and 0.320% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.41% of the Fund’s average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”) of 0.10%, 0.125%, 0.15%, 0.15%, 0.15% and 0.125%, of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets for Class A, B, C, AARP and S shares and 0.54% of average daily net assets for Institutional Class shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees). Furthermore, for the period October 1, 2003 through March 31, 2004, the Advisor agreed to waive a portion of its Administrative Fee of the Fund to the extent necessary to maintain the operating expenses of each class at 0.561%, 0.581%, 0.561%, 0.591% and 0.551% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or services fees, trustee and trustee counsel fees). Furthermore, for the period April 1, 2004 through May 31, 2004, the Advisor agreed to waive a portion of its expenses of the Fund to the extent necessary to maintain the operating expenses of Class A, B, C, AARP and S shares at 0.738% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees).

46

For the period June 1, 2003 to March 31, 2004. the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$1,956,417	$—
Class B	61,032	—
Class C	30,876	—
Institutional Class	8	8
Class AARP	1,934,387	—
Class S	1,011,078	33,786

	$4,993,798	$33,794

In addition, for the year ended May 31, 2004, the Advisor has agreed to voluntarily reimburse the Fund an additional $27,444.

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the Fund’s transfer, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation (“SSC”), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. (“DST”), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through May 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2004
Class A	$104,673	$104,673
Class B	4,986	4,986
Class C	1,568	1,568
Institutional Class	11	11
Class AARP	108,820	108,820
Class S	20,293	20,293

	$240,351	$240,351

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through May 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $114,497, all of which is unpaid at May 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2004
Class B	$427,940	$30,286
Class C	185,589	15,643

	$613,529	$45,929

47

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2004	Effective Rate
Class A	$5,490,140		$167,372.24%
Class B	127,728		3,987.22%
Class C	57,326		1,833.23%

	$5,675,194		$173,192

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid to SDI in connection with the distribution of Class A shares for the year ended May 31, 2004 aggregated $176,144. There were no underwriting commissions paid in connection with the distribution of Class C shares during the year ended May 31, 2004.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2004, the CDSC for Class B and C shares aggregated $85,140 and $11,281, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2004, SDI received $2,888.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the year ended May 31, 2004, custodian fees were reduced by $918 for custodian credits earned.

48

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2004		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	11,328,721	$105,163,655	20,986,909	$194,800,399
Class B	652,877	6,064,662	2,265,059	21,105,613
Class C	871,962	8,128,463	1,566,539	14,619,324
Class AARP	9,016,415	83,878,443	11,410,208	106,193,791
Class S	9,563,708	87,441,130	8,318,649	77,450,119
Institutional Class	1,207	11,000	108 *	1,000 *

		$290,687,353		$414,170,246

Shares issued to shareholders in reinvestment of distributions
Class A	7,466,250	$69,214,164	7,910,426	$73,544,462
Class B	139,824	1,296,531	168,322	1,564,480
Class C	66,535	616,824	55,099	512,275
Class AARP	4,769,906	44,269,503	5,009,960	46,587,140
Class S	2,447,995	22,722,786	2,639,506	24,549,616
Institutional Class	41	388	3 *	31 *

		$138,120,196		$146,758,004

Shares redeemed
Class A	(35,635,755)	$(330,327,638)	(35,546,297)	$(330,514,129)
Class B	(2,546,171)	(23,614,015)	(2,550,815)	(23,734,049)
Class C	(755,319)	(6,973,133)	(662,780)	(6,183,341)
Class AARP	(17,480,475)	(161,892,618)	(14,269,565)	(132,587,083)
Class S	(11,927,263)	(110,524,616)	(11,912,804)	(110,753,836)
Institutional Class	(161)	(1,502)	— *	- *

		$(633,333,522)		$(603,772,438)

Net increase (decrease)
Class A	(16,840,784)	$(155,949,819)	(6,648,962)	$(62,169,268)
Class B	(1,753,470)	(16,252,822)	(117,434)	(1,063,956)
Class C	183,178	1,772,154	958,858	8,948,258
Class AARP	(3,694,154)	(33,744,672)	2,150,603	20,193,848
Class S	84,440	(360,700)	(954,649)	(8,754,101)
Institutional Class	1,087	9,886	111 *	1,031 *

		$(204,525,973)		$(42,844,188)

*	For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to May 31, 2003.

49

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

50

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Municipal Trust and the

Shareholders of Scudder Managed Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Managed Municipal Bond Fund (the “Fund”) at May 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 29, 2004	PricewaterhouseCoopers LLP

51

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2004, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

52

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946)Chairman and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Henry P. Becton, Jr. (1943)Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Keith R. Fox (1954)Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Louis E. Levy (1932)Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (1943)Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Jean C. Tempel (1943)Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

Carl W. Vogt (1936)Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served1	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters3 (1960)Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management

Brenda Lyons (1963)President, 2003-present	Managing Director, Deutsche Asset Management

John Millette (1962)Vice President and Secretary, 1999-present	Director, Deutsche Asset Management

Kenneth Murphy (1963)Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)

Charles A. Rizzo (1957)Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz3 (1970)Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management

Daniel O. Hirsch4 (1954)Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962)Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management

Kevin Gay (1959)Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management

Salvatore Schiavone (1965)Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

Kathleen Sullivan D’Eramo (1957)Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
[3]	Address: 345 Park Avenue, New York, New York
[4]	Address: One South Street, Baltimore, Maryland

53

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SMLAX	SMLBX	SMLCX	SMLIX
CUSIP Number	811170-802	811170-885	811170-877	81118T-204
Fund Number	466	666	766	544

54

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AMUBX	SCMBX

Fund Number	166	066

55

[Scudder Investments logo]

Scudder Florida Tax-Free Income Fund Annual Report to Shareholders

August 31, 2004

Contents

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment, may be worth more or less than its original cost. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund’s returns may be subject to federal and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund’s shares. Please read the fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2

Performance Summary August 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during the 5- and 10-year periods shown for Class A shares and the returns during all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund’s distributions may be subject to federal and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/04
Scudder Florida Tax-Free Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.96%	4.72%	6.20%	5.86%
Class B	5.41%	3.96%	5.37%	5.02%
Class C	5.38%	3.90%	5.33%	5.01%
Lehman Brothers Municipal Bond Index+	7.11%	5.48%	6.67%	6.56%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value:
8/31/04	$10.54	$10.52	$10.53
8/31/03	$10.36	$10.34	$10.34
Distribution Information:
Twelve Months:
Income Dividends as of 8/31/04	$.43	$.37	$.36
August Income Dividend	$.0331	$.0325	$.0311
SEC 30-day Yield++ as of 8/31/04	2.83%	2.80%	2.54%
Tax Equivalent Yield++ as of 8/31/04	4.35%	4.40%	3.91%
Current Annualized Distribution Rate++ as of 8/31/04 (based on Net Asset Value)	3.70%	3.64%	3.48%

++	Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 2004, divided by the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 2.41% and 2.14% for Class B and C shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 35%.

Class A Lipper Rankings - Florida Municipal Debt Funds Category as of 8/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	27	of	61	44
3-Year	14	of	60	23
5-Year	5	of	59	9
10-Year	12	of	36	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

3

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[ ] Scudder Florida Tax-Free Income Fund - Class A [ ] Lehman Brothers Municipal Bond Index+

Yearly periods ended August 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/04

Scudder Florida Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000 Average annual total return	$10,119 1.19%	$10,968 3.13%	$12,901 5.23%	$16,885 5.38%
Class B	Growth of $10,000 Average annual total return	$10,241 2.41%	$11,034 3.34%	$12,891 5.21%	$16,318 5.02%
Class C	Growth of $10,000 Average annual total return	$10,538 5.38%	$11,217 3.90%	$12,964 5.33%	$16,309 5.01%

Lehman Brothers Municipal Bond Index+	Growth of $10,000 Average annual total return	$10,711 7.11%	$11,736 5.48%	$13,809 6.67%	$18,871 6.56%

The growth of $10,000 is cumulative.

+	The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for Class B and C shares. The table is based on an investment of $1,000 made at the beginning of the six-month period ended August 31, 2004.

The table illustrates your Fund’s expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2004

Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 2/29/04	$1,000	$1,000	$1,000
Ending Account Value 8/31/04	$1,000	$998	$997
Expenses Paid per $1,000*	$5.31	$7.57	$8.21

Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 2/29/04	$1,000	$1,000	$1,000
Ending Account Value 8/31/04	$1,020	$1,018	$1,017
Expenses Paid per $1,000*	$5.36	$7.65	$8.29

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C
Scudder Florida Tax-Free Income Fund	1.05%	1.50%	1.63%

For more information, please refer to the Fund’s prospectus.

5

Portfolio Management Review

Scudder Florida Tax-Free Income Fund:

A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Florida Tax-Free Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

6

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1983 and the fund in 2000.

•	Over 28 years of investment industry experience.

•	MBA, University of Massachusetts at Amherst.

Eleanor R. Brennan, CFA

Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 1998.

•	Over 18 years of investment industry experience.

•	MS, Drexel University.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1986 and the fund in 1998.

•	Over 19 years of investment industry experience.

Philip G. Condon and Eleanor R. Brennan serve as co-lead portfolio managers of Scudder Florida Tax-Free Income Fund. Rebecca L. Wilson is a portfolio manager. In the following interview, Scudder’s municipal bond team discusses the fund’s performance and the recent market environment for municipal bonds.

Q: Will you describe the performance of the municipal bond market during the annual period ended August 31, 2004?

A: In the period, the municipal bond market, as well as the overall bond market, delivered strong results. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, rose to 7.11% for the 12-month period ended August 31, 2004.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 6.13% for the same period.2 Of course, past performance is no guarantee of future results.

[1]	The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
[2]	The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

7

Municipal bond supply was lower in the annual period ended August 31, 2004, vs. the same period a year earlier. Supply became somewhat less abundant toward the final months of 2003 and continuing into early 2004, as states had already completed much of the refinancing and new issuance that they needed to make up for revenue shortfalls and refinance old debt at lower rates. Because of concerns about an imminent rise in interest rates, municipal bond demand was low among mutual fund investors. However, demand from institutional investors was strong. This combination of falling supply and solid demand helped municipal bonds outperform many taxable alternatives.

Supply and demand factors are important because they are one way a bond’s price can be driven higher or lower. High demand or low supply can cause a bond’s price to rise, while lessened demand or a flood of supply can cause a bond’s price to decline. A bond’s yield moves in the opposite direction from its price.

In the period, the Federal Reserve Board increased the federal funds rate, the benchmark for market interest rates, to 1.50% in two increments of 0.25%. However, slowing economic growth and rising oil prices helped keep yields in the bond market from rising as much as investors anticipated or in some cases caused yields to decline. (A rise in interest rates causes the price of a bond in the market to fall, which would make bonds a less attractive security to own.) Throughout the period, the Fed also stated that it believed that inflation would likely remain in check for some time, which also soothed investors’ worries.

Overall, the municipal bond yield curve flattened during the period.3 Specifically, for maturities between two years and 10 years the municipal bond yield curve flattened, with the yields on one-, two- and three-year maturities rising and the yields on five- and 10-year maturities declining. The municipal bond yield curve between 15 and 30-year maturities steepened. (See the graph on the next page for municipal bond yield changes from the beginning to the end of the period.)

[3]	The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as “steep,” this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Municipal bond yield curve (as of 8/31/03 and 8/31/04)

Maturity

Source: Municipal Market Data

Q: How did Scudder Florida Tax-Free Income Fund perform for the annual period ended August 31, 2004?

A: Scudder Florida Tax-Free Income Fund posted strong absolute results in the period and outpaced its Lipper peer. The fund returned 5.96% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance) compared to its average peer in the Lipper Florida Debt Funds category, which gained 5.76%.4 The fund lagged its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which returned 7.11%. (Please see pages 3 through 5 for the performance of other share classes and more complete performance information.)

[4]	The Lipper Florida Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in Florida. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Flordia Debt Funds category.

8

Q: Will you explain your views on Florida’s municipal bond market during the period?

A: The fiscal health of Florida remained stable during the period. The state’s bonds are currently rated AA+ by Standard & Poor’s Corporation and Aa2 by Moody’s Investors Service, Inc.

Historically, Florida has been fairly conservative with its finances, and that trend continues. The state’s debt burden has risen recently due to a growing population and expansion of several state educational programs. However, we believe Florida’s revenue base, which is driven by sales tax receipts, remains solid. In fact, the state ended 2003 and 2004 with revenue surpluses.

As the US economy has improved, so has Florida’s. Economic recovery has also brought improved growth prospects to the tourism industry, which drives Florida’s economy. The state’s unemployment rate also continues to be lower than the national average. Overall, we believe Florida’s economy remains in good shape.

Q: How was the fund positioned, and how did this positioning contribute to its performance?

A: Our stake in noncallable zero-coupon bonds helped boost returns.5 Some municipal bonds, just like a home mortgage, can be paid off early, or “called.” When lending rates go down, many municipal borrowers pay off their loans so they can borrow at the lower rates. If you own the bond, your bond gets paid off early. Reinvesting the proceeds usually means buying other municipal bonds at the lower rates. Owning noncallable bonds helped minimize this risk. The fund’s position in tobacco bonds and hospital bonds also aided results, as both segments of the municipal bond market outperformed in the period.

[5]	Zero-coupon bonds are a type of US Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that investors can purchase the bond at a fraction of what it will be worth on a future date. The trade-off, so to speak, is that the bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond’s full face value but the guarantee of the original investment as well. Zero-coupon bonds can be volatile. Their principal value - the original dollar amount invested by a bondholder - tends to fluctuate with interest rates. Therefore, the bondholder’s original investment may be worth more or less at the time of early redemption.

The fund’s more defensive positioning in terms of the coupons, duration and credit quality of the bonds we chose held back results somewhat. However, we believe that over the long-term this positioning will help the fund deliver attractive overall results. We continue to believe that tax-free bonds are attractive on an after-tax basis vs. US Treasuries and other taxable bonds with similar maturities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

9

Portfolio Summary August 31, 2004

Portfolio Composition	8/31/04	8/31/03
Revenue Bonds	74%	67%
US Government Secured	19%	23%
General Obligation Bonds	7%	10%

	100%	100%

Quality	8/31/04	8/31/03
AAA	71%	71%
AA	13%	13%
A	7%	7%
BBB	4%	4%
Not Rated	5%	5%

	100%	100%

Effective Maturity	8/31/04	8/31/03
1-10 years	55%	50%
11-20 years	45%	50%

	100%	100%

Interest Rate Sensitivity	8/31/04	8/31/03
Average Maturity	9.5 years	10.9 years
Duration	6.4 years	6.7 years

Portfolio composition, quality, effective maturity and interest rate sensitivity are subject to change.

For more complete details about the fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

10

Investment Portfolio as of August 31, 2004

	Principal Amount ($)	Value ($)
Municipal Investments 100.0%

Florida 91.6%
Broward County, FL, Airport Revenue, Airport Systems Revenue, Series E, AMT, 5.25%, 10/1/2012 (b)	1,000,000	1,071,930
Dade County, FL, County (GO) Lease, Governmental Leasing Corp., Series C, 9.0%, 4/1/2020	1,025,000	1,058,312
Dade County, FL, Water & Sewer System, 6.25%, 10/1/2011 (b)	500,000	596,480
Escambia County, FL, Hospital & Healthcare Revenue, 5.95%, 7/1/2020 (b)	1,000,000	1,035,380
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	750,000	898,215
Florida, Municipal Power Agency Revenue, Tri-City Project, Series A, 5.0%, 10/1/2019 (b)	500,000	536,375
Florida, Pollution Control Revenue, Water Pollution Control Financing Authority, 5.5%, 1/15/2014	1,000,000	1,131,360
Florida, Public Housing Revenue, Homeowner Mortgage, Series 7, AMT, 5.2%, 1/1/2031 (b)	975,000	995,924
Florida, State GO, Loan Council, Series A, 5.25%, 5/1/2019 (b)	1,000,000	1,088,060
Florida, State GO, State Board of Education, Series D, 5.375%, 6/1/2019	1,000,000	1,104,040
Florida, Village Center Community Development District, Utilities Revenue, 6.0%, 11/1/2018 (b)	1,250,000	1,505,162
Fort Pierce, FL, Electric Revenue, Zero Coupon, 10/1/2018 (b)	2,000,000	1,060,620
Gainesville, FL, Electric Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,637,301
Highlands County, FL, Hospital & Healthcare Revenue, 5.25%, 11/15/2020	1,000,000	1,021,030
Hillsborough County, FL, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	986,220
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital Project, Series A, 6.5%, 8/15/2019 (b)	1,000,000	1,252,850
Hillsborough County, FL, Sales & Special Tax Revenue, School District, 5.375%, 10/1/2016 (b)	1,000,000	1,115,370
Jacksonville, FL, Sales & Special Tax Revenue, Local Government, 5.5%, 10/1/2018 (b)	1,000,000	1,166,760
Lakeland, FL, Hospital & Healthcare Revenue, 5.5%, 11/15/2032	1,000,000	1,019,080
Marion County, FL, Hospital & Healthcare Revenue, 5.625%, 10/1/2019	1,000,000	1,039,830
Melbourne, FL, Water & Sewer Revenue, Zero Coupon, 10/1/2016 (b)	1,350,000	810,715
Miami Beach, FL, Water & Sewer Revenue, 5.75%, 9/1/2017 (b)	725,000	825,108
Nassau County, FL, Senior Care Revenue, Amelia Island Care Center Project, Series A, 9.75%, 1/1/2023	945,000	965,478
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (b)	2,120,000	2,629,924

Orange County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Orlando Regional Healthcare:
5.75%, 12/1/2032	1,000,000	1,038,800
Series A, 6.25%, 10/1/2016 (b)	880,000	1,081,828
Series A, 6.25%, 10/1/2018 (b)	500,000	612,620

Orlando, FL, Airport Revenue:
Series A, 5.0%, 10/1/2018 (b)	250,000	267,792
AMT, 5.75%, 10/1/2011 (b)	1,690,000	1,902,974
Orlando, FL, Electric Revenue, Community Utilities, 6.75%, 10/1/2017	3,000,000	3,786,120
Orlando, FL, Other (REV) Lease, Capital Improvements, Series A, 4.75%, 10/1/2022	1,600,000	1,625,568
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	501,750
Orlando, FL, Transportation/Tolls Revenue, Expressway Authority, 6.5%, 7/1/2012 (b)	1,000,000	1,218,090
Palm Beach County, FL, Airport Revenue, Airport System, 5.75%, 10/1/2014 (b)	1,000,000	1,170,090
Palm Beach County, FL, Project Revenue, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (b)	110,000	143,348
Pensacola, FL, Hospital & Healthcare Revenue, Daughters of Charity National Healthcare, Prerefunded, 144A, 5.25%, 1/1/2011	1,700,000	1,721,794
Seminole County, FL, Sales & Special Tax Revenue, 5.375%, 10/1/2019 (b)	1,000,000	1,097,770
South Miami, FL, Hospital & Healthcare Revenue, Hospital Revenue, Baptist Health South Florida Group, 5.25%, 11/15/2033	500,000	508,995
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (b)	2,500,000	2,896,300
Tallahassee, FL, Electric Revenue, Energy Systems, Series A, 5.25%, 10/1/2014 (b)	1,000,000	1,133,660
Tallahassee, FL, Electric Revenue, Energy Systems Revenue, 5.5%, 10/1/2016 (b)	1,005,000	1,165,569
Tampa Bay, FL, Sales & Special Tax Revenue, Tampa Bay Arena Project, 5.75%, 10/1/2020 (b)	2,075,000	2,471,159
Tampa Bay, FL, Water & Sewer Revenue, Prerefunded, 5.625%, 10/1/2013 (c)	1,850,000	2,137,971
Tampa, FL, Electric Revenue, Zero Coupon, 10/1/2014 (c)	3,165,000	2,091,084
Tampa, FL, Industrial Development Revenue, Occupational License Tax, Series A, 5.375%, 10/1/2017 (b)	1,000,000	1,109,800
Tampa, FL, Sales & Special Tax Revenue, Series A, 5.375%, 10/1/2017 (b)	500,000	552,810
Westchase, FL, Special Assessment Revenue, Community Development District, 5.8%, 5/1/2012 (b)	2,970,000	3,215,025

		60,002,441

California 0.4%
California, Golden State TOB Securitization Corp., California TOB Settlement Revenue, Series A-1, 6.625%, 6/1/2040	250,000	226,738

New Jersey 1.3%

New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	970,000	879,809

Puerto Rico 5.6%
Puerto Rico Commonwealth, Sales & Special Tax Revenue, Inverse Floater, 144A, 10.728%**, 7/1/2016 (b)	1,000,000	1,429,970
Puerto Rico Commonwealth, State GO, 6.25%, 7/1/2013 (b)	1,850,000	2,250,081

		3,680,051

Virgin Islands 1.1%

Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	600,000	684,630

Total Investment Portfolio - 100.0% (Cost $58,923,250) (a)		65,473,669

**	Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, amounting to $1,429,970 and aggregating 2.2% of net assets, are shown at their current rate as of August 31, 2004.
(a)	The cost for federal income tax purposes was $58,668,055. At August 31, 2004, net unrealized appreciation for all securities based on tax cost was $6,805,614. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,877,255 and aggregated gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $71,641.

11

(b)	Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	15.1
FGIC	Financial Guaranty Insurance Company	19.1
FSA	Financial Security Assurance	4.5
MBIA	Municipal Bond Investors Assurance	27.9

(c)	At August 31, 2004, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At August 31, 2004, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year CBT Swap Future	9/13/2004	5	523,056	555,781	(32,725)

At August 31, 2004, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/(Depreciation) ($)
1/27/2005 1/27/2015	8,500,000+	Fixed - 5.175%	Floating - LIBOR	(277,950)

Counterparty

+	Citibank, N.A.

LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

12

Financial Statements

Statement of Assets and Liabilities as of August 31, 2004

Assets
Investments in securities, at value (cost $58,923,250)	$65,473,669
Cash	278,781
Interest receivable	1,092,090
Receivable for Fund shares sold	908
Due from Advisor	2,498
Other assets	1,713

Total assets	66,849,659

Liabilities
Dividends payable	40,461
Payable for Fund shares redeemed	54,577
Payable for daily variation margin on open futures contracts	2,969
Net unrealized depreciation on interest rate swaps	277,950
Accrued management fee	29,677
Other accrued expenses and payables	42,268

Total liabilities	447,902

Net assets, at value	$66,401,757

Net Assets
Net assets consist of:
Undistributed net investment income	77,615
Net unrealized appreciation (depreciation) on:
Investments	6,550,419
Futures	(32,725)
Interest rate swaps	(277,950)
Accumulated net realized gain (loss)	(1,440,276)
Paid-in capital	61,524,674

Net assets, at value	$66,401,757

The accompanying notes are an integral part of the financial statements.

13

Statement of Assets and Liabilities as of August 31, 2004 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($61,113,249 / 5,799,318 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.54
Maximum offering price per share (100 / 95.50 of $10.54)	$11.04
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,859,331 / 271,675 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.52
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,429,177 / 230,712 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.53

The accompanying notes are an integral part of the financial statements.

14

Statement of Operations for the year ended August 31, 2004

Investment Income
Income:
Interest	$3,565,267
Expenses:
Management fees	381,563
Administrative fee	6,090
Distribution service fees	174,182
Services to shareholders	39,200
Custodian fees	7,039
Auditing	41,250
Legal	28,864
Trustee’s fees and expenses	17,144
Reports to shareholders	6,188
Registration fees	30,746
Other	9,673
Total expenses before expense reductions	740,939
Expense reductions	(16,476)

Total expenses, after expense reductions	724,463

Netinvestment income	2,840,804

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	297,319
Futures	110,767

408,086

Net unrealized appreciation (depreciation) during the period on:
Investments	1,653,135
Futures	(664,668)
Interest rate swaps	(277,950)

710,517

Net gain (loss) on investment transactions	1,118,603

Net increase (decrease) in net assets resulting from operations	$3,959,407

The accompanying notes are an integral part of the financial statements.

15

Statement of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$2,840,804	$3,088,216
Net realized gain (loss) on investment transactions	408,086	(325,533)
Net unrealized appreciation (depreciation) on investment transactions during the period	710,517	(1,183,311)

Net increase (decrease) in net assets resulting from operations	3,959,407	1,579,372

Distributions to shareholders from:
Net investment income:
Class A	(2,598,125)	(2,825,535)
Class B	(127,594)	(176,752)
Class C	(70,959)	(42,619)
Fund share transactions:
Proceeds from shares sold	7,218,751	13,349,540
Reinvestment of distributions	1,550,478	1,688,414
Cost of shares redeemed	(14,071,800)	(17,828,411)

Net increase (decrease) in net assets from Fund share transactions	(5,302,571)	(2,790,457)

Increase (decrease) in net assets	(4,139,842)	(4,255,991)

Net assets at beginning of period	70,541,599	74,797,590

Net assets at end of period (including undistributed net investment income of $77,615 and accumulated distributions in excess of net investment income of $10,158, respectively)	$66,401,757	$70,541,599

The accompanying notes are an integral part of the financial statements.

16

Financial Highlights

Class A
Years Ended August 31,	2004	2003	2002[a]	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$10.36	$10.56	$10.40	$9.85		$9.72

Income (loss) from investment operations:
Net investment income	.44	.44	.45	.46		.45
Net realized and unrealized gain (loss) on investment transactions	.17	(.21)	.15	.57		.13

Total from investment operations	.61	.23	.60	1.03		.58

Less distributions from:
Net investment income	(.43)	(.43)	(.44)	(.48)		(.45)

Net asset value, end of period	$10.54	$10.36	$10.56	$10.40		$9.85

Total Return (%)[b]	5.96	2.21	6.05	10.77		6.15

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	64	68	66		70
Ratio of expenses before expense reductions (%)	1.00	.84	.89	.91	[c]	1.00
Ratio of expenses after expense reductions (%)	1.00	.84	.89	.89	[c]	.99
Ratio of net investment income (%)	4.14	4.16	4.38	4.67		4.80
Portfolio turnover rate (%)	15	42	14	13		21

[a]	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 4.33% to 4.38%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b]	Total return does not reflect the effect of any sales charges.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .87%, respectively.

Class B
Years Ended August 31,	2004		2003	2002[a]	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$10.34		$10.54	$10.38	$9.83		$9.71

Income (loss) from investment operations:
Net investment income	.38		.35	.37	.38		.38
Net realized and unrealized gain (loss) on investment transactions	.17		(.21)	.14	.56		.12

Total from investment operations	.55		.14	.51	.94		.50

Less distributions from:
Net investment income	(.37)		(.34)	(.35)	(.39)		(.38)

Net asset value, end of period	$10.52		$10.34	$10.54	$10.38		$9.83

Total Return (%)[b]	5.41	[c]	1.35	5.16	9.77		5.32

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		5	5	6		6
Ratio of expenses before expense reductions (%)	1.83		1.69	1.71	1.79	[d]	1.77
Ratio of expenses after expense reductions (%)	1.50		1.69	1.71	1.74	[d]	1.76
Ratio of net investment income (%)	3.64		3.31	3.56	3.82		4.03
Portfolio turnover rate (%)	15		42	14	13		21

[a]	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.51% to 3.56%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.75% and 1.73%, respectively.

Class C
Years Ended August 31,	2004		2003	2002[a]	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$10.34		$10.55	$10.38	$9.83		$9.71

Income (loss) from investment operations:
Net investment income	.37		.35	.37	.37		.38
Net realized and unrealized gain (loss) on investment transactions	.18		(.22)	.14	.56		.12

Total from investment operations	.55		.13	.51	.93		.50

Less distributions from:
Net investment income	(.36)		(.34)	(.34)	(.38)		(.38)

Net asset value, end of period	$10.53		$10.34	$10.55	$10.38		$9.83

Total Return (%)[b]	5.38	[c]	1.25	5.12	9.69		5.34

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	1	.9		1
Ratio of expenses before expense reductions (%)	1.81		1.68	1.70	1.97[d]		1.74
Ratio of expenses after expense reductions (%)	1.63		1.68	1.70	1.84	[d]	1.73
Ratio of net investment income (%)	3.51		3.32	3.57	3.73		4.06
Portfolio turnover rate (%)	15		42	14	13		21

[a]	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.52% to 3.57%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.85% and 1.83%, respectively.

17

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Florida Tax-Free Income Fund (the “Fund”) is a non-diversified series of Scudder State Tax-Free Income Series (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

18

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund’s underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,236,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($239,000), August 31, 2009 ($714,000), August 31, 2010 ($39,000) and August 31, 2012 ($244,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2003 through August 31, 2004, the Fund incurred approximately $145,000 of net realized capital losses as permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in fiscal year ended August 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

19

At August 31, 2004 the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$118,076
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(1,236,000)

Net unrealized appreciation (depreciation) on investments	$6,805,614

In addition, during the years ended August 31, 2004 and August 31, 2003, the tax character of the distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2004	2003
Distributions from tax-exempt income	$2,709,107	$3,044,906
Distributions from ordinary income*	$87,571	$—

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended August 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $10,575,000 and $16,613,970, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG. the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund’s average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund’s average daily net assets.

For the year ended August 31, 2004, the Advisor has agreed to reimburse the Fund $798 for expenses.

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Administrative Fee. Under the Administrative Agreement (the “Administrative Agreement”), the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.10%, 0.15% and 0.125% of average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated on September 30, 2003 and effective October 1, 2003 the Fund directly bears the cost of expenses formerly covered under the Administrative Agreement.

For the period September 1, 2003 to September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$5,352
Class B	567
Class C	171

$6,090

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

In addition to the contractual expense limitation described above, for the period October 1, 2003 through August 31, 2004, the Fund’s Advisor, accounting agent, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund’s operating expenses at 1.48% and 1.62% for Class B and C shares respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the Fund’s transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through August 31, 2004, the amount charged to the Fund by SISC was as follows:

Service Provider Fee	Total Aggregated	Not Imposed	Unpaid at August 31, 2004
Class A	$28,646	$—	$14,865
Class B	1,765	1,765	—
Class C	891	891	—

	$31,302	$2,656	$14,865

21

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Not Imposed	Unpaid at August 31, 2004
Class B	$27,134	$1,317	$3,221
Class C	15,573	—	2,162

	$42,707	$1,317	$5,383

In addition, SDI provides information and administrative services (“Service Fee”) to the Fund at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Not Imposed	Unpaid at August 31, 2004	Effective Rate
Class A	$116,582	$—	$12,251.18%
Class B	8,811	8,811	—	.00%
Class C	5,082	2,830	—	.11%

	$130,475	$11,641	$12,251

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of the Class A shares for the year ended August 31, 2004 aggregated $14,201. There were no underwriting commissions paid in connection with the distributions of Class C shares for the year ended August 31, 2004.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2004, the CDSC for Class B and C shares was $14,174 and $250, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2004, SDI received $1,979.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2004, the Fund’s custodian fee was reduced by $64 for custody credits earned.

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E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2004		Year Ended August 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	532,180	$5,567,963	1,045,886	$11,015,279
Class B	59,591	629,780	132,967	1,416,857
Class C	96,159	1,021,008	86,252	917,404

		$7,218,751		$13,349,540

Shares issued to shareholders in reinvestment of distributions
Class A	138,251	$1,455,344	150,582	$1,588,358
Class B	4,400	46,176	6,863	72,267
Class C	4,666	48,958	2,637	27,789

		$1,550,478		$1,688,414

Shares redeemed
Class A	(1,081,561)	$(11,294,262)	(1,464,915)	$(15,394,782)
Class B	(232,890)	(2,438,285)	(207,709)	(2,188,643)
Class C	(32,013)	(339,253)	(22,868)	(244,986)

		$(14,071,800)		$(17,828,411)

Net increase (decrease)
Class A	(411,130)	$(4,270,955)	(268,447)	$(2,791,145)
Class B	(168,899)	(1,762,329)	(67,879)	(699,519)
Class C	68,812	730,713	66,021	700,207

		$(5,302,571)		$(2,790,457)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what

23

the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Fund Merger

On September 24, 2004, the Board of the Fund approved, in principle, the merger of the Fund into Scudder Managed Municipal Bond Fund, a Scudder fund managed by the same portfolio management team.

Completion of the merger is subject to a number of conditions, including final approval by the Fund’s Board and approval by the shareholders of the Fund at a shareholder meeting expected to be held within approximately the next four months.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder State Tax-Free Income Series and Shareholders of Scudder Florida Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Florida Tax-Free Income Fund (the “Fund”) (one of the series of the Scudder State Tax-Free Income Series (the “Trust”)), as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Florida Tax-Free Income Fund, a series of the Scudder State Tax-Free Income Series, at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 26, 2004	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2004, 96.86% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

25

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of August 31, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	85

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company).	85

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	85

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	85

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).	85

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	85

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm).	85

Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	85

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	85

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Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	139

Julian F. Sluyters[4,7] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul H. Schubert[4,7] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a

Charles A. Rizzo[5] (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay[5] (1959)Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
[3]	Address: 280 Park Avenue, New York, New York
[4]	Address: 345 Park Avenue, New York, New York
[5]	Address: Two International Place, Boston, Massachusetts
[6]	Address: One South Street, Baltimore, Maryland
[7]	Effective September 30, 2004, Mr. Sluyters and Mr. Schubert were elected as President of the fund and Chief Financial Officer of the fund, respectively.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

27

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KFLAX	KFLBX	KFLCX
CUSIP Number	811204-205	811204-809	811204-882
Fund Number	27	227	327

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Notes

Notes

29

SCUDDER
INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder California Tax-Free Income Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Florida Tax-Free Income Fund

Scudder Global Bond Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder Massachusetts Tax-Free Fund

Scudder New York Tax-Free Income Fund

Scudder PreservationPlus Income Fund

Scudder S&P 500 Stock Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

The following replaces similar information regarding the ability to reduce the front-end sales charge for Class A shares in each fund’s prospectus under the heading “Choosing a Share Class — Class A shares”:

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $100,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you’re investing now in Class A shares is at least $100,000 (“Cumulative Discount”)

•	you are investing a total of $100,000 or more in Class A shares of several funds on the same day (“Combined Purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in the fund’s Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

For all funds except Scudder Short Duration Fund, Scudder Short-Term Bond Fund and Scudder Short-Term Municipal Bond Fund:

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% (1.00% for Scudder S&P 500 Stock Fund) on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

September 28, 2004

SMF-3644

SCUDDER INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder Balanced Fund

Scudder Florida Tax-Free Income Fund

Scudder Growth Fund

Scudder International Equity Fund

Scudder New Europe Fund

Deutsche Investment Management Americas Inc., the advisor of the above-noted funds (the “Advisor”), is proposing the following fund mergers as part of the Advisor’s initiative to restructure and streamline the family of Scudder funds. In the chart below the Acquired Funds on the left are merging into the Acquiring Funds on the right.

Acquired Funds	Acquiring Funds
Scudder Balanced Fund	Scudder Total Return Fund
Scudder Growth Fund	Scudder Capital Growth Fund
Scudder Florida Tax-Free Income Fund	Scudder Managed Municipal Bond Fund
Scudder New Europe Fund	Scudder Greater Europe Growth Fund
Scudder International Equity Fund	Scudder International Fund

Completion of each merger is subject to a number of conditions, including final approval by each participating Fund’s Board and approval by share- holders of the Acquired Fund at a shareholder meeting expected to be held within approximately the next four months. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger, and (ii) a Prospectus for the applicable Acquiring Fund.

Please Retain This Supplement for Future Reference

October 15, 2004

SCUDDER INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

The following information supplements the disclosure in the “How Much Investors Pay” section of each of the following funds’ currently effective prospectuses:

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Income Plus Fund

Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 60 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of: (i) participants in certain research wrap programs; (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; and (iii) any mutual fund advised by the funds’ investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans’ operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

The following information supplements the disclosure in the “How Much Investors Pay” section of each of the following funds’ currently effective prospectuses:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder EAFE(R) Equity Index Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Flag Investors Communications Fund

Scudder Global Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Health Care Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of: (i) participants in certain research wrap programs; (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; and (iii) any mutual fund advised by the funds’ investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans’ operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

The following information supplements the disclosure in the “How Much Investors Pay” section of each of the following funds’ currently effective prospectuses:

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Equity 500 Index Fund

Scudder Fixed Income Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value+Growth Fund

Scudder GNMA Fund

Scudder Growth Fund

Scudder Growth and Income Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Pathway Series:

Conservative Portfolio Scudder Pathway Series:

Growth Plus Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Income Fund

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder S&P 500 Index Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of: (i) participants in certain research wrap programs; (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; and (iii) any mutual fund advised by the funds’ investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans’ operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

Please Retain This Supplement for Future Reference

November 9, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Equivalent Fund

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Reserve Fund, Inc.

•	Prime Series

•	Tax-Free Series

•	Treasury Series

Investors Cash Trust

•	Government & Agency Securities Portfolio

•	Treasury Portfolio

Investors Municipal Cash Fund

•	Investors Florida Municipal Cash Fund

•	Investors Michigan Municipal Cash Fund

•	Investors New Jersey Municipal Cash Fund

•	Investors Pennsylvania Municipal Cash Fund

•	Tax-Exempt New York Money Market Fund

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Advisor Funds

•	Cash Management

•	New York Tax Free Money

•	Tax-Free Money

•	Treasury Money

•	PreservationPlus Income Fund

Scudder Advisor Funds III

•	Money Market

•	PreservationPlus Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Reserves Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Dreman-Small Cap Value Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value Plus Growth Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth & Income Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder Institutional Funds

•	Cash Management Fund

•	Cash Reserves Fund

•	Scudder International Equity Fund

•	Scudder Equity 500 Index Fund

•	Daily Assets Fund

•	Treasury Money Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Massachusetts Tax-Free Fund

Scudder Mid Cap Fund

Scudder Micro Cap Fund

Scudder Money Funds

•	Scudder Government & Agency Money Fund

•	Scudder Money Market Fund

•	Scudder Tax-Exempt Money Fund

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Total Return Bond Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder Worldwide 2004 Fund

Scudder Yieldwise Funds

•	Scudder Yieldwise Government & Agency Money Fund

•	Scudder Yieldwise Money Fund

•	Scudder Yieldwise Municipal Money Fund

Scudder Investments VIT Funds

•	Scudder EAFE Equity Index Fund

•	Scudder Equity 500 Index Fund

•	Scudder Real Estate Securities Portfolio

•	Scudder Small Cap Index Fund

Scudder Variable Series I

•	Scudder Bond Portfolio

•	Scudder Balanced Portfolio

•	Scudder Growth and Income Portfolio

•	Scudder Capital Growth Portfolio

•	Scudder 21st Century Growth Portfolio

•	Scudder Global Discovery Portfolio

•	Scudder International Portfolio

•	Scudder Health Sciences Portfolio

•	Money Market Portfolio

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Large Cap Value Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value+Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS Invesco Dynamic Growth Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Turner Mid Cap Growth Portfolio

•	SVS Oak Strategic Equity Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder High Income Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Total Return Portfolio

Tax-Exempt California Money Market Fund

The following information is added to or amends each Fund’s Statement of Additional Information:

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes (type “proxy voting” in the search field).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

September 27, 2004

Supplement to the currently effective Statements of Additional Information for each of the listed funds:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Income Fund

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Tax Advantaged Dividend Fund

Scudder Total Return Fund

Scudder US Government Securities Fund

The following replaces similar information regarding the ability to reduce the front-end sales charge for Class A shares in each fund’s Statement of Additional Information under the heading “Purchase and Redemption of Shares - Purchases”:

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

September 28, 2004

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Fixed Income Fund

Scudder Flag InvestorsCommunications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series — Conservative Portfolio

Scudder Pathway Series — Growth Portfolio

Scudder Pathway Series — Moderate Portfolio

Scudder PreservationPlus Income Fund

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Total Return Fund

Scudder U.S. Government Securities Fund

Supplement to the currently effective Statements of Additional Information of the above listed Funds:

The following replaces the two paragraphs in each Fund’s Statement of Additional Information under “Purchase and Redemption of Shares — Multi-Class Suitability” on the effective dates provided below:

A. Effective July 1, 2004:

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a.	Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

October 1, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Equivalent Fund

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Reserve Fund, Inc.

•	Prime Series

•	Tax-Free Series

•	Treasury Series

Investors Cash Trust

•	Government & Agency Securities Portfolio

•	Treasury Portfolio

Investors Municipal Cash Fund

•	Investors Florida Municipal Cash Fund

•	Investors Michigan Municipal Cash Fund

•	Investors New Jersey Municipal Cash Fund

•	Investors Pennsylvania Municipal Cash Fund

•	Tax-Exempt New York Money Market Fund

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Advisor Funds

•	Cash Management

•	New York Tax Free Money

•	Tax-Free Money

•	Treasury Money

•	PreservationPlus Income Fund

Scudder Advisor Funds III

•	Money Market

•	PreservationPlus Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Reserves Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Dreman-Small Cap Value Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value Plus Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth & Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Institutional Funds

•	Cash Management Fund

•	Cash Reserves Fund

•	Scudder International Equity Fund

•	Scudder Equity 500 Index Fund

•	Daily Assets Fund

•	Treasury Money Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Mid Cap Growth Fund

Scudder Micro Cap Fund

Scudder Money Funds

•	Scudder Government & Agency Money Fund

•	Scudder Money Market Fund

•	Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax-Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Total Return Bond Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder U.S. Treasury Money Fund

Scudder Worldwide 2004 Fund

Scudder Yieldwise Funds

•	Scudder Yieldwise Government & Agency Money Fund

•	Scudder Yieldwise Money Fund

•	Scudder Yieldwise Municipal Money Fund

Scudder Investments VIT Funds

•	Scudder EAFE Equity Index Fund

•	Scudder Equity 500 Index Fund

•	Scudder Real Estate Securities Portfolio

•	Scudder Small Cap Index Fund

Scudder Variable Series I

•	Scudder Bond Portfolio

•	Scudder Balanced Portfolio

•	Scudder Growth and Income Portfolio

•	Scudder Capital Growth Portfolio

•	Scudder 21st Century Growth Portfolio

•	Scudder Global Discovery Portfolio

•	Scudder International Portfolio

•	Scudder Health Sciences Portfolio

•	Money Market Portfolio

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Conservative Income Strategy Portfolio

•	Scudder Growth and Income Strategy Portfolio

•	Scudder Growth Strategy Portfolio

•	Scudder Income and Growth Strategy Portfolio

•	Scudder Large Cap Value Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value+Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS Invesco Dynamic Growth Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Turner Mid Cap Growth Portfolio

•	SVS Oak Strategic Equity Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder High Income Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Total Return Portfolio

Tax-Exempt California Money Market Fund

The following paragraph supplements the “Directors/Trustees and Officers” section of each Fund’s Statement of Additional Information:

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

October 20, 2004

FORM N-14

PART C: OTHER INFORMATION

Item 15. Indemnification

Deutsche Investment Management Americas Inc. (hereafter, “DeIM”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to independent board members of an investment company that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1.	all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeIM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeIM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeIM.

The other information required by this item is incorporated herein by reference to Item 25 of Part C of Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

Item 16. Exhibits

(1)

(a)	Amended and Restated Declaration of Trust, dated December 8, 1987, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(b)	Amendment to Amended and Restated Declaration of Trust, dated December 11, 1990, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(c)	Establishment and Designation of Series, dated October 29, 1986, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(d)	Amended Establishment and Designation of Series dated November 6, 1987, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(e)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, with respect to Scudder High Yield Tax Free Fund (Class A Shares, Class B Shares, Class C Shares and Class S Shares), dated February 8, 2000 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(f)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Class S and Class AARP with respect to Scudder Managed Municipal Bonds, dated April 11, 2000 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(g)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Class A Shares, Class B Shares, Class C Shares, Class S Shares and Class AARP Shares with respect to Scudder High Yield Tax Free Fund, dated April 11, 2000 is incorporated herein by reference to Post-Effective No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(h)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Class A, Class B and Class C Shares with respect to Scudder Managed Municipal Bonds is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(i)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, for Scudder High Yield Tax-Free Fund, dated April 8, 2002, is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(j)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, for Scudder High Yield Tax Free Fund, dated June 12, 2002, is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(k)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, for Scudder Managed Municipal Bonds, dated June 12, 2002, is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(l)	Amendment to Establishment and Designation of Series of Beneficial Interest, $.01 par value, for Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund, dated October 1, 2002, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(2)

(a)	By-laws of the Registrant, dated September 24, 1976 as amended through December 31, 1979, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(b)	Amendment to the By-laws of the Registrant as amended through December 8, 1987, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(c)	Amendment to the By-laws of Registrant, dated August 13, 1991, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(d)	Amendment to the By-laws of Registrant, dated December 10, 1991, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(e)	Amendment to the By-laws of Registrant, dated February 7, 2000, is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(f)	Amendment to the By-laws of Registrant, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(g)	Amendment to the By-laws of Registrant, dated December 10, 2002, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(h)	Amendment, dated October 14, 2003, to the By-Laws of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(i)	Amendment, dated August 10, 2004, to the By-Laws of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization constitutes Exhibit A to Part A hereof.

(5)

(a)	Sections 2.12, 2.13, 3.3, 4.1, 8.2, 8.3, 8.4 and 8.5 and Articles V, VI, VII and IX of the Amended and Restated Declaration of Trust included in response to Item 16(1) of this Part C.

(b)	Article XII, Section C and Articles III and XI of the Bylaws included in response to Item 16(2) of this Part C.

(6)

(a)	Investment Management Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Scudder Kemper Investments, Inc., dated September 7, 1998, is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(b)	Investment Management Agreement between the Registrant (on behalf of Scudder High Yield Tax Free Fund) and Scudder Kemper Investments, Inc., dated September 7, 1998, is incorporated herein by reference to Post-Effective Amendment no. 36 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(c)	Investment Management Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Scudder Kemper Investments, Inc., dated July 31, 2000, is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(d)	Amended and Restated Investment Management Agreement between the Registrant (on behalf of Scudder High Yield Tax Free Fund) and Scudder Kemper Investments, Inc., dated October 2, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(e)	Amended and Restated Investment Management Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Zurich Scudder Investments, Inc., dated June 11, 2001, is incorporated herein by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(f)	Investment Management Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(g)	Investment Management Agreement between the Registrant (on behalf of Scudder High Yield Tax Free Fund) and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(7)

(a)	Underwriting Agreement between the Registrant and Scudder Investor Services, Inc., dated September 7, 1998, is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(b)	Underwriting and Distribution Services Agreement between the Registrant and Kemper Distributors, Inc., dated May 1, 2000, is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(c)	Underwriting Agreement between the Registrant and Scudder Investor Services, Inc. dated May 8, 2000 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(d)	Underwriting and Distribution Services Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Kemper Distributors, Inc., dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(e)	Underwriting and Distribution Services Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(f)	Underwriting Agreement between the Registrant and Scudder Distributors, Inc., dated September 30, 2002, is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(g)	Underwriting Agreement between the Registrant and Scudder Investor Services, Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(8)	Not Applicable.

(9)

(a)	Custodian Agreement between the Registrant and State Street Bank and Trust Company dated April 13, 2004 is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(b)	Subcustodian Agreement and Fee Schedule between State Street Bank and Trust Company and The Bank of New York, London office, dated December 31, 1978, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(c)	Subcustodian Agreement between Irving Trust Company and State Street Bank, dated November 30, 1987, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(d)	Subcustodian Agreement between State Street Bank and Trust Company and Morgan Guaranty Trust Company of New York, dated November 25, 1985, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(e)	Subcustodian Agreement between Chemical Bank and State Street Bank and Trust Company, dated May 31, 1988, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(f)	Subcustodian Agreement between Security Pacific National Bank and Trust Company (New York) and State Street Bank and Trust Company, dated February 18, 1988, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(g)	Subcustodian Agreement between Bankers Trust Company and State Street Bank and Trust Company, dated August 15, 1989, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(10)

(a)	Rule 12b-1 Plan for Class B and Class C Shares of Scudder High Yield Tax Free Fund, dated May 1, 2000, is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(b)	Rule 12b-1 Plan for Class A of Scudder Managed Municipal Bonds, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(c)	Rule 12b-1 Plan for Class B of Scudder Managed Municipal Bonds, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(d)	Rule 12b-1 Plan for Class C of Scudder Managed Municipal Bonds, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(e)	Rule 12b-1 Plan for Class B of Scudder High Yield Tax Free Fund, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(f)	Rule 12b-1 Plan for Class C of Scudder High Yield Tax Free Fund, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(g)	Mutual Funds Multi-Distribution System Plan pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(h)	Plan with respect to Scudder Managed Municipal Bonds pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(i)	Amended and Restated Plan with respect to Scudder Managed Municipal Bonds pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(j)	Plan with respect to Scudder High Yield Tax Free Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(k)	Amended and Restated Plan with respect to Scudder Municipal Trust pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(l)	Amended and Restated Multi-Distribution System Plan, dated August 19, 2002, is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(m)	Amended and Restated Multi-Distribution System Plan, dated January 31, 2003, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(11)	Opinion of Ropes & Gray LLP, including consent, is filed herein as Exhibit 11.

(12)	Form of Opinion of Willkie Farr & Gallagher LLP as to Tax Matters, including consent, is filed herein as Exhibit 12.

(13)

(a)	Transfer Agency, Service Agreement and Fee Schedule between the Registrant and Scudder Service Agreement, dated October 2, 1989, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(b)	Revised Fee Schedule dated October 1, 1996 for Exhibit (h)(1) is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(c)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder High Yield Tax Free Fund) and Scudder Fund Accounting Corporation, dated January 23, 1995, is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(d)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Scudder Fund Accounting Corporation, dated February 9, 1995, is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(e)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(f)	Administrative Services Agreement between Scudder High Yield Tax Free Fund and Kemper Distributors, Inc., dated May 1, 2000, is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(g)	Agency Agreement between the Registrant (on behalf of Scudder High Yield Tax Free Fund) and Kemper Service Company, dated May 1, 2000, is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(h)	Fund Accounting Agreement between the Registrant (on behalf of Scudder High Yield Tax Free Fund) and Scudder Fund Accounting Corporation, dated May 1, 2000, is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(i)	Administrative Agreement between the Registrant and Scudder Kemper Investments, Inc., dated July 31, 2000, is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(j)	Amended and Restated Administrative Agreement between the Registrant and Scudder Kemper Investments, Inc., dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(k)	Shareholder Services Agreement between the Registrant and Kemper Distributors, Inc., dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(l)	Agency Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Kemper Service Company, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(m)	Amended and Restated Administrative Services Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated August 19, 2002, is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(n)	Shareholder Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(o)	Amendment No. 1, dated June 11, 2002, to the Agency Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Scudder Investments Service Company, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(p)	Amendment No. 1, dated June 11, 2002, to the Agency Agreement between the Registrant (on behalf of Scudder High Yield Tax-Free Fund) and Scudder Investments Service Company, dated May 1, 2000, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(q)	Amendment No. 1, dated June 11, 2002, to the Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation, dated October 2, 1989, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(r)	Contractual Expense Limitations, dated October 1, 2003, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(14)

(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Scudder Managed Municipal Bond Fund, is filed herein as Exhibit 14(a).

(b)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm to Scudder Florida Tax-Free Income Fund, is filed herein as Exhibit 14(b).

(15)	Not Applicable.

(16)	Power of Attorney is filed herein as Exhibit 16.

(17)	Form of Letters of Indemnity is filed herein as Exhibit 17.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the registrant, in the City of Boston and The Commonwealth of Massachusetts on the 20th day of December, 2004.

SCUDDER MUNICIPAL TRUST

By:	/s/ JULIAN F. SLUYTERS
Julian F. Sluyters Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ CHARLES A. RIZZO Charles A. Rizzo	Treasurer	December 20, 2004

/S/ HENRY P. BECTON, JR. Henry P. Becton, Jr.*	Trustee	December 20, 2004

/S/ DAWN-MARIE DRISCOLL Dawn-Marie Driscoll*	Trustee	December 20, 2004

/S/ KEITH R. FOX Keith R. Fox*	Trustee	December 20, 2004

/S/ LOUIS E. LEVY Louis E. Levy*	Trustee	December 20, 2004

/S/ JEAN GLEASON STROMBERG Jean Gleason Stromberg*	Trustee	December 20, 2004

/S/ JEAN C. TEMPEL Jean C. Tempel*	Trustee	December 20, 2004

/S/ CARL W. VOGT Carl W. Vogt*	Trustee	December 20, 2004

/S/ JULIAN F. SLUYTERS Julian F. Sluyters	Chief Executive Officer	December 20, 2004

*By:	/s/ JOHN MILLETTE
John Millette** Vice President and Secretary Dated December 20, 2004

** Attorney-in-fact pursuant to Power of Attorney filed herein as Exhibit 16.

EXHIBIT INDEX

(11)	Opinion of Ropes & Gray LLP - Exhibit 11
(12)	Form of Opinion of Willkie Farr & Gallagher LLP - Exhibit 12
(14)(a)	Consent of PricewaterhouseCoopers LLP - Exhibit 14(a)
(14)(b)	Consent of Ernst & Young LLP - Exhibit 14(b)
(16)	Power of Attorney – Exhibit 16
(17)	Form of Letters of Indemnity - Exhibit 17